UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-5954
The Charles Schwab Family of Funds
(Exact name of registrant as specified in charter)
211 Main St, San Francisco, California 94105
(Address of principal executive offices)     (Zip code)
Marie Chandoha
The Charles Schwab Family of Funds
211 Main St, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2012

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2012, enclosed.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

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This wrapper is not part of the shareholder report.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

Annual Report
December 31, 2012

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund. These funds are part of CSIM’s core investment solutions for investing in short-term money market securities, and are designed to provide investors with stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, interest rates on money market securities remained low. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. Overseas, concerns earlier this year regarding the euro zone’s sovereign debt crisis began to fade as European leaders passed legislation to try to resolve the situation, while the European Central Bank provided significant funds to banks at very low interest rates.

In other industry matters, money market fund reform was heavily debated in 2012, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these products by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

2 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Fund Management

Linda Klingman, Managing Director and Head of Taxable Money Market Strategies, leads the portfolio management team of Schwab’s prime and government taxable money funds. Ms. Klingman is also responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management, Inc. for five years. She has managed money market funds since 1988.

Mike Neitzke, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2001, Mr. Neitzke spent 10 years as a principal at Wells Capital Management, where he managed taxable money market funds, including SEC-registered and ERISA-qualified funds. Prior to that, he was a portfolio manager with Union Capital Advisors in Los Angeles. He has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he was a senior trader of the taxable money market funds at American Century Investments for three years.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 3

Schwab Retirement Advantage Money Fund

The Schwab Retirement Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government or its agencies or instrumentalities.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

The supply of taxable money market securities that the fund typically buys continued to decline, pressuring yields lower. Short-term Treasuries were an exception, with yields on these securities rising due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements and short-term government securities for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the first quarter of 2012, as a result of ongoing credit concerns, the fund’s exposure to Europe was reduced and weighted average maturities (WAMs) in the low to mid-30s were maintained. But with improved liquidity and market sentiment following the ECB’s LTRO announcement, the fund’s exposure to European institutions was increased. For example, the fund resumed investment in select institutions in France during October, after having eliminated exposure earlier in the year. Over the report period, the fund’s WAM was extended from 32 days to 42 days. The investment adviser continues to closely monitor events across Europe and will adjust portfolio exposures as conditions warrant.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	40.4%
16-30 Days	15.6%
31-60 Days	18.6%
61-90 Days	10.5%
91-120 Days	4.0%
More than 120 Days	10.9%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	42 Days
Credit Quality Of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	15.6%
Financial Company	9.5%
Other	2.9%
Certificate Of Deposit	40.2%
Government Agency Debt	4.0%
Other Instrument	3.8%
Variable Rate Demand Note	1.5%
Other Note	1.9%
Repurchase Agreement
Government Agency	18.3%
Treasury	0.2%
Other	2.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

4 Schwab Retirement Advantage Money Fund

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Retirement Advantage Money Fund

Ticker Symbol	SWIXX
Minimum Initial Investment[1]	$25,000

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.14%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.17% to the seven-day yield.

Schwab Retirement Advantage Money Fund 5

Schwab Investor Money Fund

The Schwab Investor Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government or its agencies or instrumentalities.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

The supply of taxable money market securities that the fund typically buys continued to decline, pressuring yields lower. Short-term Treasuries were an exception, with yields on these securities rising due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements and short-term government securities for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the first quarter of 2012, as a result of ongoing credit concerns, the fund’s exposure to Europe was reduced and weighted average maturities (WAMs) in the low to mid-30s were maintained. But with improved liquidity and market sentiment following the ECB’s LTRO announcement, the fund’s exposure to European institutions was increased. For example, the fund resumed investment in select institutions in France during October, after having eliminated exposure earlier in the year. Over the report period, the fund’s WAM was extended from 33 days to 42 days. The investment adviser continues to closely monitor events across Europe and will adjust portfolio exposures as conditions warrant.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	39.1%
16-30 Days	16.5%
31-60 Days	18.8%
61-90 Days	13.3%
91-120 Days	1.7%
More than 120 Days	10.6%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	42 Days
Credit Quality Of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	14.3%
Financial Company	10.1%
Other	3.9%
Certificate Of Deposit	39.2%
Government Agency Debt	4.0%
Other Instrument	2.6%
Variable Rate Demand Note	0.7%
Other Note	3.3%
Repurchase Agreement
Government Agency	20.2%
Other	1.7%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

6 Schwab Investor Money Fund

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Investor Money Fund

Ticker Symbol	SWRXX
Minimum Initial Investment[1]	$1 Retirement Plan Participants $2,500 Other Investors

Seven-Day Yield[2]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[3]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.31% to the seven-day yield.

Schwab Investor Money Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab Retirement Advantage Money Fund®
Actual Return	0.30%	$1,000	$1,000.10	$1.51
Hypothetical 5% Return	0.30%	$1,000	$1,023.63	$1.53

Schwab Investor Money Fund®
Actual Return	0.31%	$1,000	$1,000.10	$1.56
Hypothetical 5% Return	0.31%	$1,000	$1,023.58	$1.58

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

8 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Schwab Retirement Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.01		0.20		2.56

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.27	[3]	0.25	[3]	0.34	[3]	0.44	[3,4]	0.48 [4]
Gross operating expenses	0.61		0.60		0.60		0.62		0.60
Net investment income (loss)	0.01		0.01		0.01		0.20		2.52
Net assets, end of period ($ x 1,000,000)	806		846		873		954		984

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate.
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.41% for 2009 and 0.47% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Retirement Advantage Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

69.6%		Fixed-Rate Obligations	561,291,695	561,291,695
11.0%		Variable-Rate Obligations	88,506,930	88,506,930
20.9%		Repurchase Agreements	168,467,609	168,467,609

101.5%		Total Investments	818,266,234	818,266,234
(1	.5)%	Other Assets and Liabilities, Net		(12,101,795)

100.0%		Net Assets		806,164,439

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 69.6% of net assets

Asset Backed Commercial Paper 15.8%
Alpine Securitization Corp	a,b,c	0.46%		02/04/13	1,000,000	999,566
	a,b,c	0.40%		02/26/13	2,000,000	1,998,756

Atlantis One Funding Corp	a,b,c	0.27%		01/09/13	4,000,000	3,999,760
	a,b,c	0.52%		01/11/13	4,000,000	3,999,422
	a,b,c	0.50%		02/05/13	4,000,000	3,998,055
	a,b,c	0.39%		04/01/13	4,000,000	3,996,100

CAFCO, LLC	a,b,c	0.60%		02/22/13	5,000,000	4,995,667
	a,b,c	1.00%		03/04/13	2,000,000	1,996,556
	a,b,c	0.37%		03/14/13	2,000,000	1,998,520

Cancara Asset Securitisation, LLC	a,b,c	0.23%		01/17/13	3,000,000	2,999,693
	a,b,c	0.25%		02/12/13	4,000,000	3,998,833

Chariot Funding, LLC	a,b,c	0.24%		01/03/13	1,000,000	999,987
	a,b,c	0.23%		02/01/13	6,000,000	5,998,812
	a,b,c	0.23%		02/07/13	4,000,000	3,999,054
	a,b,c	0.33%		03/11/13	1,500,000	1,499,051
	a,b,c	0.25%		05/01/13	4,000,000	3,996,667

Ciesco, LLC	a,b,c	1.01%		02/01/13	4,000,000	3,996,555
	a,b,c	1.00%		03/04/13	2,000,000	1,996,556
	a,b,c	0.37%		03/14/13	3,000,000	2,997,780

Crown Point Capital Company, LLC	a,b,c	0.35%		04/09/13	5,000,000	4,995,236

Gemini Securitization Corp, LLC	a,b,c	0.28%		01/22/13	6,000,000	5,999,020

Gotham Funding Corp	a,b,c	0.21%		01/07/13	2,000,000	1,999,930

Govco, LLC	a,b,c	0.37%		03/21/13	8,000,000	7,993,504

Jupiter Securitization Corp	a,b,c	0.25%		01/14/13	1,000,000	999,910

10 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.21%		02/15/13	8,000,000	7,997,900
	a,b,c	0.27%		03/08/13	2,000,000	1,999,010
	a,b,c	0.32%		06/17/13	1,000,000	998,516
	a,b,c	0.32%		06/21/13	4,000,000	3,993,920

Manhattan Asset Funding Capital Co, LLC	a,b,c	0.23%		01/09/13	1,000,000	999,949
	a,b,c	0.25%		02/13/13	2,000,000	1,999,403

Market Street Funding Corp	a,b,c	0.21%		02/15/13	1,000,000	999,737
	a,b,c	0.22%		03/11/13	3,000,000	2,998,735
	a,b,c	0.22%		03/13/13	4,000,000	3,998,264

MetLife Short Term Funding, LLC	a,b,c	0.40%		02/05/13	1,000,000	999,611

Old Line Funding, LLC	a,b,c	0.23%		01/10/13	11,000,000	10,999,367

Sheffield Receivables Corp	a,b,c	0.25%		02/05/13	3,000,000	2,999,271
	a,b,c	0.25%		02/06/13	2,000,000	1,999,500
	a,b,c	0.25%		02/08/13	2,000,000	1,999,472

						127,435,645

Financial Company Commercial Paper 8.3%
BNZ International Funding Ltd	a	0.20%		01/07/13	2,000,000	1,999,933

Commonwealth Bank of Australia	c	0.22%		01/08/13	3,000,000	2,999,872
	c	0.30%		02/25/13	4,000,000	3,998,167

General Electric Capital Corp		0.37%		01/04/13	9,000,000	8,999,722
		0.32%		01/28/13	4,000,000	3,999,040
		0.32%		02/20/13	1,000,000	999,556
		0.23%		03/05/13	1,000,000	999,597
		0.23%		04/03/13	3,000,000	2,998,237
		0.27%		09/09/13	1,000,000	998,117

HSBC USA, Inc		0.25%		02/13/13	3,000,000	2,999,104

ING (U.S.) Funding, LLC	a	0.25%		01/16/13	3,000,000	2,999,694
	a	0.25%		02/25/13	3,000,000	2,998,854

JP Morgan Chase & Co		0.27%		01/04/13	2,000,000	1,999,955
		0.30%		04/02/13	1,000,000	999,242
		0.30%		05/07/13	4,000,000	3,995,800

Nationwide Building Society		0.29%		02/14/13	5,000,000	4,998,228

Nordea North America, Inc	a	0.34%		02/01/13	3,000,000	2,999,122
	a	0.36%		02/19/13	2,000,000	1,999,020
	a	0.35%		02/25/13	6,000,000	5,996,792

Skandinaviska Enskilda Banken AB		0.25%		01/22/13	2,000,000	1,999,708
		0.27%		03/01/13	1,000,000	999,557

Swedbank AB		0.35%		06/20/13	1,000,000	998,347

Westpac Banking Corp	c	0.40%		01/02/13	2,000,000	1,999,978
	c	0.40%		01/03/13	1,000,000	999,978

						66,975,620

Other Commercial Paper 3.0%
Coca-Cola Co	c	0.24%		03/04/13	7,000,000	6,997,106
	c	0.26%		05/01/13	8,000,000	7,993,067

See financial notes 11

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Reckitt Benckiser Treasury Services PLC	a,c	0.60%		02/14/13	1,000,000	999,267
	a,c	0.64%		03/08/13	1,000,000	998,827
	a,c	0.49%		06/10/13	1,000,000	997,822

Toyota Motor Credit Corp	a	0.32%		03/04/13	1,000,000	999,449
	a	0.32%		03/20/13	5,000,000	4,996,533

						23,982,071

Certificate of Deposit 36.5%
Bank of Montreal		0.20%		01/02/13	6,000,000	6,000,000
		0.22%		02/05/13	6,000,000	6,000,000
		0.22%		02/08/13	1,000,000	1,000,000
		0.30%		03/01/13	2,000,000	2,000,000

Bank of Nova Scotia		0.20%		01/16/13	4,000,000	4,000,000
		0.21%		01/22/13	5,000,000	5,000,000
		0.21%		01/23/13	4,000,000	4,000,000
		0.22%		01/30/13	1,000,000	1,000,000
		0.22%		02/04/13	1,000,000	1,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.56%		01/02/13	6,000,000	6,000,000
		0.50%		02/01/13	1,000,000	1,000,000
		0.34%		06/28/13	3,000,000	3,000,000
		0.33%		07/09/13	3,000,000	3,000,000

Barclays Bank PLC		0.69%		01/28/13	2,000,000	2,000,000
		0.40%		05/09/13	3,000,000	3,000,000
		0.47%		05/17/13	4,000,000	4,000,000

BNP Paribas		0.38%		02/04/13	3,000,000	3,000,000
		0.34%		03/13/13	7,000,000	7,000,000
		0.27%		03/25/13	1,000,000	1,000,000
		0.59%		06/07/13	7,000,000	7,000,000

Branch Banking & Trust Co		0.25%		02/01/13	4,000,000	4,000,000

Chase Bank USA, NA		0.20%		01/25/13	6,000,000	6,000,000
		0.20%		02/22/13	8,000,000	8,000,000
		0.22%		03/06/13	1,000,000	1,000,000

Commonwealth Bank of Australia		0.22%		01/07/13	3,000,000	3,000,000
		0.24%		01/22/13	2,000,000	2,000,000
		0.22%		03/05/13	5,000,000	5,000,000

Credit Suisse AG		0.50%		01/29/13	6,000,000	6,000,000
		0.33%		04/23/13	6,000,000	6,000,000

Deutsche Bank AG		0.25%		01/30/13	4,000,000	4,000,000
		0.25%		02/15/13	6,000,000	6,000,000
		0.45%		05/15/13	2,000,000	2,000,000
		0.46%		07/09/13	5,000,000	5,000,000

DNB Bank ASA		0.51%		01/14/13	3,000,000	3,000,000
		0.24%		02/15/13	1,000,000	1,000,000
		0.25%		03/05/13	5,000,000	5,000,000

JPMorgan Chase Bank, NA		0.22%		03/12/13	3,000,000	3,000,000
		0.22%		03/14/13	5,000,000	5,000,000

Lloyds TSB Bank PLC		0.25%		03/26/13	3,000,000	3,000,000

Mitsubishi UFJ Trust & Banking Corp

12 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.54%		01/07/13	7,000,000	7,000,000
		0.41%		04/02/13	2,000,000	2,000,000
		0.33%		07/10/13	4,000,000	4,000,000

Mizuho Corporate Bank Ltd		0.26%		01/28/13	2,000,000	2,000,000
		0.25%		02/15/13	2,000,000	2,000,000
		0.25%		02/28/13	1,000,000	1,000,000
		0.27%		03/20/13	2,000,000	2,000,000

National Australia Bank Ltd		0.22%		02/06/13	6,000,000	6,000,000
		0.34%		06/17/13	7,000,000	7,000,000

Nordea Bank Finland PLC		0.24%		02/14/13	3,000,000	3,000,000
		0.21%		04/12/13	3,000,000	3,000,000

Rabobank Nederland		0.48%		03/01/13	3,000,000	3,000,000
		0.30%		05/14/13	5,000,000	5,000,000
		0.30%		06/04/13	7,000,000	7,000,000

Skandinaviska Enskilda Banken AB		0.28%		03/06/13	1,000,000	1,000,000
		0.34%		06/20/13	1,000,000	1,000,000
		0.34%		07/10/13	1,000,000	1,000,000

Societe Generale		0.38%		02/04/13	7,000,000	7,000,000
		0.68%		07/01/13	4,000,000	4,000,000

State Street Bank & Trust Company, NA		0.19%		01/15/13	7,000,000	7,000,000

Sumitomo Mitsui Banking Corp		0.49%		01/18/13	1,000,000	999,998
		0.47%		01/28/13	6,000,000	6,000,000
		0.25%		03/26/13	8,000,000	8,000,000
		0.25%		04/01/13	2,000,000	2,000,000
		0.26%		04/05/13	1,000,000	1,000,000
		0.34%		05/06/13	3,000,000	3,000,000
		0.34%		05/08/13	3,000,000	3,000,000
		0.34%		05/13/13	1,000,000	1,000,000

Sumitomo Mitsui Trust Bank Ltd		0.29%		01/25/13	4,000,000	4,000,000
		0.26%		02/15/13	1,000,000	1,000,000
		0.27%		04/12/13	3,000,000	3,000,000

Svenska Handelsbanken AB		0.23%		01/23/13	2,000,000	2,000,000
		0.24%		02/14/13	8,000,000	8,000,000
		0.24%		03/01/13	2,000,000	2,000,000

Swedbank AB		0.35%		05/28/13	1,900,000	1,899,999

Toronto-Dominion Bank		0.17%		01/04/13	2,000,000	2,000,000
		0.18%		01/04/13	4,000,000	4,000,000
		0.30%		01/25/13	6,000,000	6,000,000
		0.29%		02/08/13	4,000,000	4,000,000
		0.22%		02/15/13	1,000,000	1,000,000
		0.20%		04/29/13	2,000,000	2,000,000

UBS AG		0.41%		01/11/13	2,000,000	2,000,000

Union Bank, NA		0.23%		03/01/13	3,000,000	3,000,000

						293,899,997

Government Agency Debt 2.2%
Fannie Mae		0.14%		01/30/13	15,000,000	14,998,369

See financial notes 13

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Federal Home Loan Bank		0.09%		01/02/13	3,000,000	2,999,993

						17,998,362

Other Instrument 3.8%
Australia & New Zealand Banking Group Ltd		0.20%		01/02/13	10,000,000	10,000,000
		0.19%		01/07/13	12,000,000	12,000,000

Bank of Nova Scotia		0.03%		01/02/13	9,000,000	9,000,000

						31,000,000

Total Fixed-Rate Obligations
(Cost $561,291,695)						561,291,695

Variable-Rate Obligations 11.0% of net assets

Financial Company Commercial Paper 1.4%
JP Morgan Chase & Co		0.36%	01/02/13	03/01/13	4,000,000	4,000,000

Westpac Banking Corp	c	0.30%	01/04/13	02/04/13	2,000,000	2,000,000
	c	0.40%	01/07/13	02/07/13	5,000,000	5,000,000

						11,000,000

Certificate of Deposit 4.3%
Canadian Imperial Bank of Commerce		0.38%	01/16/13	04/16/13	4,000,000	4,000,000
		0.30%	01/28/13	05/28/13	6,000,000	6,000,000

Sumitomo Mitsui Banking Corp		0.44%	01/02/13	02/04/13	3,000,000	3,000,000

Toronto-Dominion Bank		0.30%	01/22/13	04/22/13	16,000,000	16,000,000
		0.30%	01/28/13	05/28/13	1,000,000	1,000,000

Westpac Banking Corp		0.46%	01/11/13	07/11/13	2,000,000	2,000,000
		0.45%	01/18/13	07/18/13	3,000,000	3,000,000

						35,000,000

Government Agency Debt 1.9%
Freddie Mac		0.30%	01/10/13	11/08/13	15,000,000	15,000,000

Variable Rate Demand Note 1.5%
California
RAN 2012-2013 Series A1	a,c	0.14%		01/02/13	1,000,000	1,000,000

New York City IDA
IDRB (Allway Tools) Series 1997	a	0.61%		01/07/13	80,000	80,000

Palm Springs, CA
COP (Downtown Parking) Series 2002A	a	0.38%		01/07/13	7,390,000	7,390,000

Texas
TRAN Series 2012	a,c	0.14%		01/02/13	4,000,000	4,000,000

						12,470,000

Other Note 1.9%
JPMorgan Chase Bank, NA		0.33%	01/22/13	01/21/14	10,000,000	10,000,000

Royal Bank of Canada		0.40%	01/04/13	01/03/14	5,000,000	5,000,000

14 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Whistlejacket Capital, LLC	d,†	n/a	n/a	n/a	36,930	36,930

						15,036,930

Total Variable-Rate Obligations
(Cost $88,506,930)						88,506,930

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 20.9% of net assets

Government Agency Repurchase Agreement 18.5%
Barclays Capital, Inc
Issued 12/12/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $6,244,373, 2.59% - 6.16%, due 08/01/34 - 02/01/42)		0.18%		01/07/13	6,000,780	6,000,000

BNP Paribas Securities Corp
Issued 12/05/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $6,120,432, 1.35%, due 02/15/17)		0.20%		01/02/13	6,000,933	6,000,000

Credit Suisse Securities (USA), LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $20,880,799, 2.70% - 6.50%, due 04/20/38 - 12/15/44)		0.22%		01/02/13	20,467,859	20,467,609
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Government Agency Securities valued at $11,222,290, 3.00%, due 12/01/42)		0.18%		01/03/13	11,000,385	11,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $62,400,000, 0.46% - 5.50%, due 12/25/31 - 01/25/43)		0.25%		01/02/13	60,000,833	60,000,000
Issued 12/19/12, repurchase date 03/19/13 (Collateralized by U.S. Government Agency Securities valued at $5,213,426, 6.50%, due 11/25/42)		0.22%		01/07/13	5,000,581	5,000,000
Issued 11/26/12, repurchase date 02/25/13 (Collateralized by U.S. Government Agency Securities valued at $4,172,859, 2.00% - 6.50%, due 12/25/31 - 11/25/42)		0.23%		01/07/13	4,001,073	4,000,000
Issued 11/13/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $1,043,189, 2.50%, due 08/01/27)		0.24%		01/07/13	1,000,367	1,000,000
Issued 11/08/12, repurchase date 01/08/13 (Collateralized by U.S. Government Agency Securities valued at $10,406,029, 2.50% - 7.00%, due 07/01/27 - 11/25/42)		0.25%		01/07/13	10,004,167	10,000,000

Goldman Sachs & Co
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Government Agency Securities valued at $5,250,000, 3.50% - 5.50%, due 06/20/33 - 12/15/42)		0.22%		01/03/13	5,000,214	5,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $21,630,001, 2.00%, due 02/15/42)		0.15%		01/02/13	21,000,613	21,000,000

						149,467,609

See financial notes 15

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Treasury Repurchase Agreement 0.3%
Goldman Sachs & Co
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Treasury Securities valued at $2,040,092, 4.38%, due 11/15/39)		0.15%		01/03/13	2,000,058	2,000,000

Other Repurchase Agreement* 2.1%
BNP Paribas Securities Corp
Issued 12/06/12, repurchase date 01/07/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $4,202,795, 1.88% - 8.75%, due 11/15/13 - 12/15/42)		0.31%		01/07/13	4,001,102	4,000,000

Credit Suisse Securities (USA), LLC
Issued 12/07/12, repurchase date 03/22/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $2,300,070, 5.31% - 5.75%, due 03/25/36 - 07/15/36)	d	0.73%		03/22/13	2,004,258	2,000,000

Deutsche Bank Securities, Inc
Issued 11/26/12, repurchase date 03/11/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $3,302,979, 0.00% - 9.00%, due 08/23/18 - 03/14/51)		0.50%		01/07/13	3,001,750	3,000,000

Goldman Sachs & Co
Issued 12/13/12, repurchase date 04/02/13 (Collateralized by U.S. Government Agency Securities valued at $1,050,001, 2.08%, due 01/01/43)	d	0.46%		04/02/13	1,001,406	1,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/14/12, repurchase date 04/01/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $8,050,001, 8.00% - 11.13%, due 11/15/14 - 07/02/56)		0.55%		01/07/13	7,002,567	7,000,000

						17,000,000

Total Repurchase Agreements
(Cost $168,467,609)						168,467,609

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $818,266,234.

a	Credit-enhanced or liquidity-enhanced.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $167,419,729 or 20.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $3,036,930 or 0.4% of net assets.
†	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
*	Usually collateralized via common stocks, ETFs, corporate bonds or non-agency collateralized mortgage obligations or less frequently by Government Agency securities and/ or U.S. Treasury Securities.

COP —	Certificate of participation
ETF —	Exchange traded fund
IDA —	Industrial development agency/authority
IDRB —	Industrial development revenue bond
RAN —	Revenue anticipation note
TRAN —	Tax and revenue anticipation note

16 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 17

 Schwab Retirement Advantage Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$649,798,625
Repurchase agreements, at cost and value	+	168,467,609

Total investments, at cost and value (Note 2a)		818,266,234
Cash		1
Receivables:
Fund shares sold		3,527,896
Interest		232,023
Prepaid expenses	+	1,561

Total assets		822,027,715

Liabilities

Payables:
Investment adviser and administrator fees		2,318
Shareholder services fees		14,762
Fund shares redeemed		15,820,995
Distributions to shareholders		27
Accrued expenses	+	25,174

Total liabilities		15,863,276

Net Assets

Total assets		822,027,715
Total liabilities	−	15,863,276

Net assets		$806,164,439

Net Assets by Source
Capital received from investors		806,140,357
Net investment income not yet distributed		24,082

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$806,164,439		806,163,059		$1.00

18 See financial notes

 Schwab Retirement Advantage Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$2,255,935

Expenses

Investment adviser and administrator fees		2,815,102
Shareholder service fees		1,769,493
Portfolio accounting fees		103,991
Custodian fees		40,996
Registration fees		37,298
Trustees’ fees		31,086
Professional fees		29,570
Transfer agent fees		18,717
Shareholder reports		11,761
Other expenses	+	19,603

Total expenses		4,877,617
Expense reduction by CSIM and its affiliates	−	2,702,298
Custody credits	−	36

Net expenses	−	2,175,283

Net investment income		80,652

Realized Gains (Losses)

Net realized gains on investments		1,185

Increase in net assets resulting from operations		$81,837

See financial notes 19

 Schwab Retirement Advantage Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$80,652	$87,958
Net realized gains	+	1,185	195

Increase in net assets from operations		81,837	88,153

Distributions to Shareholders

Distributions from net investment income		(80,652)	(87,958)

Transactions in Fund Shares*

Shares sold		671,533,928	571,733,718
Shares reinvested		80,553	87,762
Shares redeemed	+	(711,221,000)	(598,828,232)

Net transactions in fund shares		(39,606,519)	(27,006,752)

Net Assets

Beginning of period		845,769,773	872,776,330
Total decrease	+	(39,605,334)	(27,006,557)

End of period		$806,164,439	$845,769,773

Net investment income not yet distributed		$24,082	$30,505

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

20 See financial notes

Schwab Investor Money Fund®

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.01		0.16		2.41

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.27	[3]	0.25	[3]	0.34	[3]	0.51	[3,4]	0.60
Gross operating expenses	0.63		0.62		0.62		0.64		0.62
Net investment income (loss)	0.01		0.01		0.01		0.17		2.37
Net assets, end of period ($ x 1,000,000)	1,205		1,333		1,495		1,832		2,360

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate.
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.48% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 21

 Schwab Investor Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

66.0%	Fixed-Rate Obligations	795,577,664	795,577,664
11.8%	Variable-Rate Obligations	141,528,071	141,528,071
21.8%	Repurchase Agreements	262,694,699	262,694,699

99.6%	Total Investments	1,199,800,434	1,199,800,434
0.4%	Other Assets and Liabilities, Net		5,093,846

100.0%	Net Assets		1,204,894,280

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 66.0% of net assets

Asset Backed Commercial Paper 14.3%
Alpine Securitization Corp	a,b,c	0.46%		02/04/13	10,000,000	9,995,656

Atlantis One Funding Corp	a,b,c	0.53%		01/02/13	6,000,000	5,999,912
	a,b,c	0.25%		01/25/13	4,000,000	3,999,333
	a,b,c	0.50%		02/05/13	5,000,000	4,997,569
	a,b,c	0.39%		04/01/13	7,000,000	6,993,175
	a,b,c	0.31%		05/14/13	1,000,000	998,855

CAFCO, LLC	a,b,c	1.00%		03/04/13	4,000,000	3,993,111

Cancara Asset Securitisation, LLC	a,b,c	0.22%		01/02/13	7,000,000	6,999,957
	a,b,c	0.25%		01/18/13	2,000,000	1,999,764
	a,b,c	0.25%		02/11/13	2,000,000	1,999,431

Chariot Funding, LLC	a,b,c	0.25%		05/01/13	12,000,000	11,990,000

Ciesco, LLC	a,b,c	1.00%		03/04/13	8,000,000	7,986,222
	a,b,c	0.37%		03/14/13	2,000,000	1,998,520

CRC Funding, LLC	a,b,c	0.37%		03/06/13	4,000,000	3,997,369

Crown Point Capital Company, LLC	a,b,c	0.35%		02/13/13	3,000,000	2,998,746
	a,b,c	0.35%		04/09/13	2,000,000	1,998,094

Govco, LLC	a,b,c	0.37%		03/21/13	12,000,000	11,990,257

Jupiter Securitization Corp	a,b,c	0.21%		02/14/13	14,000,000	13,996,407
	a,b,c	0.32%		06/21/13	7,000,000	6,989,360

Manhattan Asset Funding Capital Co, LLC	a,b,c	0.23%		01/09/13	4,000,000	3,999,796

Market Street Funding Corp	a,b,c	0.21%		01/08/13	3,000,000	2,999,878
	a,b,c	0.21%		02/07/13	1,024,000	1,023,779
	a,b,c	0.22%		03/11/13	7,000,000	6,997,048

22 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

MetLife Short Term Funding, LLC	a,b,c	0.40%		02/04/13	7,000,000	6,997,356
	a,b,c	0.40%		02/05/13	1,000,000	999,611
	a,b,c	0.40%		02/20/13	1,000,000	999,444

Nieuw Amsterdam Receivables Corp	a,b,c	0.19%		01/25/13	7,000,000	6,999,113

Old Line Funding, LLC	a,b,c	0.22%		02/08/13	16,000,000	15,996,284

Sheffield Receivables Corp	a,b,c	0.25%		02/05/13	3,000,000	2,999,271
	a,b,c	0.27%		02/06/13	1,000,000	999,730
	a,b,c	0.26%		02/08/13	6,000,000	5,998,353

Victory Receivables Corp	a,b,c	0.24%		01/08/13	3,000,000	2,999,860

						171,931,261

Financial Company Commercial Paper 8.5%
BNZ International Funding Ltd	a	0.22%		02/05/13	2,000,000	1,999,572

General Electric Capital Corp		0.32%		01/23/13	6,000,000	5,998,827
		0.32%		02/11/13	1,000,000	999,636
		0.30%		03/04/13	3,000,000	2,998,450
		0.23%		03/05/13	18,000,000	17,992,755
		0.23%		03/27/13	2,000,000	1,998,914

HSBC USA, Inc		0.25%		02/13/13	5,000,000	4,998,507

ING (U.S.) Funding, LLC	a	0.24%		01/11/13	2,000,000	1,999,867
	a	0.25%		01/16/13	4,000,000	3,999,592

JP Morgan Chase & Co
		0.27%		01/04/13	2,000,000	1,999,955
		0.30%		04/22/13	7,000,000	6,993,525

Lloyds TSB Bank PLC		0.25%		01/08/13	5,000,000	4,999,757
		0.26%		01/25/13	2,000,000	1,999,653
		0.26%		03/26/13	1,000,000	999,393

Nationwide Building Society		0.34%		01/03/13	2,000,000	1,999,962
		0.38%		01/17/13	3,200,000	3,199,460

Nordea North America, Inc	a	0.34%		02/01/13	4,000,000	3,998,829
	a	0.36%		02/19/13	5,000,000	4,997,550
	a	0.35%		02/25/13	8,000,000	7,995,722
	a	0.35%		02/27/13	1,000,000	999,446

Rabobank USA Financial Corp	a	0.48%		02/05/13	4,000,000	3,998,133
	a	0.41%		03/18/13	1,000,000	999,134

Skandinaviska Enskilda Banken AB		0.27%		03/01/13	3,000,000	2,998,672
		0.35%		06/05/13	4,000,000	3,993,972

State Street Corp		0.18%		01/11/13	5,000,000	4,999,750

Westpac Banking Corp	c	0.40%		01/02/13	3,000,000	2,999,967

						103,159,000

Other Commercial Paper 3.9%
Catholic Health Initiatives
Taxable CP Notes Series A		0.22%		01/18/13	2,000,000	2,000,000

Coca-Cola Co	c	0.24%		03/04/13	1,000,000	999,587
	c	0.24%		03/06/13	10,000,000	9,995,733

See financial notes 23

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	c	0.24%		03/07/13	10,000,000	9,995,667

Reckitt Benckiser Treasury Services PLC	a,c	0.60%		02/14/13	2,000,000	1,998,533
	a,c	0.52%		07/02/13	2,500,000	2,493,428

Toyota Motor Credit Corp	a	0.25%		02/28/13	9,000,000	8,996,375
	a	0.32%		03/20/13	11,000,000	10,992,373

						47,471,696

Certificate of Deposit 34.7%
Bank of Montreal		0.20%		01/02/13	4,000,000	4,000,000
		0.22%		02/05/13	2,000,000	2,000,000
		0.22%		02/08/13	2,000,000	2,000,000
		0.30%		03/01/13	16,000,000	16,000,000

Bank of Nova Scotia		0.20%		01/16/13	8,000,000	8,000,000
		0.20%		01/17/13	9,000,000	9,000,000
		0.21%		01/22/13	5,000,000	5,000,000
		0.22%		02/26/13	1,000,000	1,000,000
		0.22%		03/26/13	1,000,000	1,000,000

Bank of the West		0.33%		03/27/13	1,000,000	1,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.56%		01/02/13	11,000,000	11,000,000
		0.34%		06/24/13	4,000,000	4,000,000
		0.33%		07/09/13	7,000,000	7,000,000

Barclays Bank PLC		0.25%		02/05/13	3,000,000	3,000,000
		0.69%		03/12/13	3,000,000	3,000,000
		0.67%		03/14/13	1,000,000	1,000,000
		0.40%		05/02/13	2,000,000	2,000,000
		0.40%		05/09/13	8,000,000	8,000,000
		0.45%		05/28/13	1,000,000	1,000,000

BNP Paribas		0.35%		02/01/13	2,000,000	2,000,000
		0.38%		02/04/13	2,000,000	2,000,000
		0.34%		03/13/13	4,000,000	4,000,000
		0.27%		03/25/13	3,000,000	3,000,000
		0.60%		06/04/13	6,000,000	6,000,000
		0.59%		06/07/13	3,000,000	3,000,000
		0.59%		06/10/13	2,000,000	2,000,000

Branch Banking & Trust Co		0.25%		02/01/13	6,000,000	6,000,000

Chase Bank USA, NA		0.20%		02/07/13	3,000,000	3,000,000
		0.20%		02/22/13	11,000,000	11,000,000
		0.22%		03/06/13	4,000,000	4,000,000
		0.25%		03/26/13	5,000,000	5,000,000

Commonwealth Bank of Australia		0.22%		01/07/13	11,000,000	11,000,000
		0.24%		01/22/13	14,000,000	14,000,000
		0.22%		03/05/13	4,000,000	4,000,000

Credit Suisse AG		0.50%		01/29/13	14,000,000	14,000,000

Deutsche Bank AG		0.25%		02/15/13	7,000,000	7,000,000
		0.26%		02/21/13	11,000,000	11,000,000
		0.45%		05/14/13	2,000,000	2,000,000
		0.45%		05/15/13	5,000,000	5,000,000
		0.46%		07/09/13	9,000,000	9,000,000

DNB Bank ASA		0.53%		01/03/13	5,000,000	5,000,000
		0.24%		02/07/13	3,000,000	2,999,985

24 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.40%		02/19/13	1,000,000	1,000,000
		0.25%		03/05/13	2,000,000	2,000,000
		0.30%		05/13/13	3,000,000	3,000,000

HSBC Bank PLC		0.41%		01/10/13	2,000,000	2,000,000

JPMorgan Chase Bank, NA		0.22%		03/12/13	2,000,000	2,000,000

Lloyds TSB Bank PLC		0.26%		04/08/13	2,000,000	2,000,000

Mitsubishi UFJ Trust & Banking Corp		0.54%		01/07/13	2,000,000	2,000,000
		0.52%		02/01/13	2,000,000	2,000,000
		0.53%		02/07/13	2,000,000	2,000,000
		0.49%		03/05/13	3,000,000	3,000,000
		0.34%		06/19/13	11,000,000	11,000,000

Mizuho Corporate Bank Ltd		0.26%		01/28/13	1,000,000	1,000,000
		0.25%		02/15/13	4,000,000	4,000,000
		0.25%		03/04/13	3,000,000	3,000,000
		0.27%		03/20/13	3,000,000	3,000,000
		0.27%		03/26/13	1,000,000	1,000,000

National Australia Bank Ltd		0.22%		02/06/13	8,000,000	8,000,000
		0.38%		05/30/13	12,000,000	12,000,000

Nordea Bank Finland PLC		0.24%		02/14/13	4,000,000	4,000,000

Rabobank Nederland		0.31%		05/07/13	1,000,000	1,000,000
		0.30%		06/04/13	4,000,000	4,000,000

Skandinaviska Enskilda Banken AB		0.28%		03/06/13	4,000,000	4,000,000

Societe Generale		0.38%		02/01/13	11,000,000	11,000,000
		0.68%		07/01/13	6,000,000	6,000,000

State Street Bank & Trust Company, NA		0.19%		01/15/13	6,000,000	6,000,000

Sumitomo Mitsui Banking Corp		0.51%		01/07/13	8,000,000	8,000,000
		0.49%		01/18/13	4,000,000	3,999,990
		0.25%		03/26/13	4,000,000	4,000,000
		0.25%		03/27/13	15,000,000	15,000,000
		0.26%		04/05/13	1,000,000	1,000,000
		0.35%		04/17/13	1,000,000	1,000,000
		0.34%		05/08/13	3,000,000	3,000,000
		0.34%		05/20/13	1,000,000	1,000,000
		0.34%		05/21/13	1,000,000	1,000,000

Sumitomo Mitsui Trust Bank Ltd		0.29%		01/25/13	5,000,000	5,000,000

Svenska Handelsbanken AB		0.23%		01/23/13	8,000,000	8,000,000
		0.24%		02/14/13	2,000,000	2,000,000
		0.24%		03/01/13	5,000,000	5,000,000

Swedbank AB		0.34%		06/20/13	3,000,000	3,000,000

Toronto-Dominion Bank		0.18%		01/04/13	12,000,000	12,000,000
		0.19%		01/04/13	1,000,000	1,000,000
		0.30%		01/25/13	10,000,000	10,000,000
		0.40%		08/27/13	6,000,000	6,000,000

Union Bank, NA		0.23%		03/01/13	3,000,000	3,000,000

						417,999,975

See financial notes 25

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Government Agency Debt 1.9%
Fannie Mae		0.08%		01/14/13	2,000,000	1,999,946
		0.14%		01/30/13	8,000,000	7,999,130

Federal Home Loan Bank		0.09%		01/02/13	4,000,000	3,999,990
		0.12%		01/04/13	9,000,000	8,999,912

						22,998,978

Other Instrument 2.6%
Australia & New Zealand Banking Group Ltd		0.12%		01/07/13	10,000,000	10,000,000
		0.19%		01/07/13	10,000,000	10,000,000

Bank of Nova Scotia		0.03%		01/02/13	11,000,000	11,000,000

						31,000,000

Other Note 0.1%
Credit Suisse AG		5.00%		05/15/13	1,000,000	1,016,754

Total Fixed-Rate Obligations
(Cost $795,577,664)						795,577,664

Variable-Rate Obligations 11.8% of net assets

Financial Company Commercial Paper 1.5%
JP Morgan Chase & Co		0.36%	01/02/13	03/01/13	8,000,000	8,000,000

Westpac Banking Corp	c	0.30%	01/04/13	02/04/13	2,000,000	2,000,000
	c	0.40%	01/07/13	02/07/13	8,000,000	8,000,000

						18,000,000

Certificate of Deposit 4.3%
Canadian Imperial Bank of Commerce		0.38%	01/16/13	04/16/13	8,000,000	8,000,000

Sumitomo Mitsui Banking Corp		0.44%	01/02/13	02/04/13	4,000,000	4,000,000

Toronto-Dominion Bank		0.30%	01/22/13	04/19/13	2,000,000	2,000,000
		0.30%	01/22/13	04/22/13	20,000,000	20,000,000
		0.30%	01/29/13	05/29/13	2,000,000	2,000,000

Westpac Banking Corp		0.46%	01/11/13	07/11/13	4,000,000	4,000,000
		0.45%	01/18/13	07/18/13	12,000,000	12,000,000

						52,000,000

Government Agency Debt 2.1%
Freddie Mac		0.30%	01/10/13	11/08/13	25,000,000	25,000,000

Variable Rate Demand Note 0.7%
California
RAN 2012-2013 Series A1	a,c	0.14%		01/02/13	2,000,000	2,000,000

Eagle Cnty, CO
Housing Facilities RB (BC Housing) Series 1997B	a	0.21%		01/07/13	1,500,000	1,500,000

Labcon North America
Taxable Bonds Series 2010	a	0.52%		01/07/13	2,065,000	2,065,000

26 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Texas
Veterans Housing Assistance Taxable Refunding Bonds Series 1994A2		0.26%		01/07/13	1,000,000	1,000,000
Veterans Land Taxable Refunding Bonds Series 2006A		0.26%		01/07/13	1,840,000	1,840,000

						8,405,000

Other Note 3.2%
JPMorgan Chase Bank, NA		0.33%	01/22/13	01/21/14	38,000,000	38,000,000

Whistlejacket Capital, LLC	d,†	n/a	n/a	n/a	123,071	123,071

						38,123,071

Total Variable-Rate Obligations
(Cost $141,528,071)						141,528,071

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 21.8% of net assets

Government Agency Repurchase Agreement 20.1%
BNP Paribas Securities Corp
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $25,750,000, 2.50% - 8.00%, due 06/15/24 - 09/15/42)		0.18%		01/02/13	25,000,250	25,000,000

Credit Suisse Securities (USA), LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $30,292,797, 0.00%, due 06/19/13 - 12/12/13)		0.22%		01/02/13	29,695,062	29,694,699
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Government Agency Securities valued at $11,222,290, 3.00%, due 12/01/42)		0.18%		01/03/13	11,000,385	11,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $18,364,701, 3.00%, due 12/01/42)		0.20%		01/07/13	18,000,700	18,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $52,000,000, 0.61% - 7.00%, due 10/25/28 - 03/25/42)		0.25%		01/02/13	50,000,694	50,000,000
Issued 12/19/12, repurchase date 03/19/13 (Collateralized by U.S. Government Agency Securities valued at $15,613,434, 3.00% - 4.00%, due 07/25/41 - 11/25/42)		0.22%		01/07/13	15,001,742	15,000,000
Issued 11/20/12, repurchase date 02/19/13 (Collateralized by U.S. Government Agency Securities valued at $8,324,753, 3.00% - 7.00%, due 12/25/31 - 11/25/42)		0.23%		01/07/13	8,002,453	8,000,000
Issued 11/26/12, repurchase date 02/25/13 (Collateralized by U.S. Government Agency Securities valued at $10,401,391, 2.00% - 6.50%, due 12/25/31 - 11/25/42)		0.23%		01/07/13	10,002,683	10,000,000
Issued 11/13/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $1,042,266, 4.00% - 6.50%, due 08/25/31 - 11/25/42)		0.24%		01/07/13	1,000,367	1,000,000
Issued 11/08/12, repurchase date 01/08/13 (Collateralized by U.S. Government Agency Securities valued at $1,040,640, 1.21% - 7.00%, due 01/01/38 - 11/01/42)		0.25%		01/07/13	1,000,417	1,000,000

See financial notes 27

 Schwab Investor Money Fund

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $76,220,001, 2.00% - 3.00%, due 12/15/41 - 02/15/42)		0.15%		01/02/13	74,002,158	74,000,000

						242,694,699

Other Repurchase Agreement* 1.7%
BNP Paribas Securities Corp
Issued 12/13/12, repurchase date 01/30/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $2,100,000, 5.30%, due 03/01/13)		0.31%		01/07/13	2,000,121	2,000,000

Credit Suisse Securities (USA), LLC
Issued 12/07/12, repurchase date 03/22/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $3,455,574, 0.48% - 6.12%, due 03/25/36 - 02/16/51)	d	0.73%		03/22/13	3,006,388	3,000,000

Deutsche Bank Securities, Inc
Issued 11/26/12, repurchase date 03/11/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $5,665,116, 0.00% - 10.55%, due 06/15/13 - 12/10/49)		0.50%		01/07/13	5,002,917	5,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/14/12, repurchase date 04/01/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $11,500,000, 0.00% - 9.25%, due 12/01/15 - 03/22/38)		0.55%		01/07/13	10,003,667	10,000,000

						20,000,000

Total Repurchase Agreements
(Cost $262,694,699)						262,694,699

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $1,199,800,434.

a	Credit-enhanced or liquidity-enhanced.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $212,414,176 or 17.6% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $3,123,071 or 0.3% of net assets.
†	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
*	Usually collateralized via common stocks, ETFs, corporate bonds or non-agency collateralized mortgage obligations or less frequently by Government Agency securities and/ or U.S. Treasury Securities.

CP —	Commercial paper
ETF —	Exchange traded fund
RAN —	Revenue anticipation note
RB —	Revenue bond

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28 See financial notes

 Schwab Investor Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$937,105,735
Repurchase agreements, at cost and value	+	262,694,699

Total investments, at cost and value (Note 2a)		1,199,800,434
Receivables:
Fund shares sold		9,016,894
Interest		364,841
Prepaid expenses	+	12,776

Total assets		1,209,194,945

Liabilities

Payables:
Shareholder services fees		24,252
Fund shares redeemed		4,203,347
Distributions to shareholders		2,539
Accrued expenses	+	70,527

Total liabilities		4,300,665

Net Assets

Total assets		1,209,194,945
Total liabilities	−	4,300,665

Net assets		$1,204,894,280

Net Assets by Source
Capital received from investors		1,204,976,307
Net realized capital losses		(82,027)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,204,894,280		1,204,891,274		$1.00

See financial notes 29

 Schwab Investor Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$3,513,471

Expenses

Investment adviser and administrator fees		4,274,547
Shareholder service fees		3,105,115
Portfolio accounting fees		113,767
Shareholder reports		83,183
Registration fees		76,422
Custodian fees		55,547
Trustees’ fees		32,491
Professional fees		30,718
Transfer agent fees		15,108
Other expenses	+	35,515

Total expenses		7,822,413
Expense reduction by CSIM and its affiliates	−	4,433,465
Custody credits	−	22

Net expenses	−	3,388,926

Net investment income		124,545

Realized Gains (Losses)

Net realized gains on investments		2,614

Increase in net assets resulting from operations		$127,159

30 See financial notes

 Schwab Investor Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$124,545	$138,893
Net realized gains	+	2,614	392

Increase in net assets from operations		127,159	139,285

Distributions to Shareholders

Distributions from net investment income		(124,545)	(138,893)

Transactions in Fund Shares*

Shares sold		623,033,042	839,261,274
Shares reinvested		102,139	114,037
Shares redeemed	+	(750,926,597)	(1,001,648,786)

Net transactions in fund shares		(127,791,416)	(162,273,475)

Net Assets

Beginning of period		1,332,683,082	1,494,956,165
Total decrease	+	(127,788,802)	(162,273,083)

End of period		$1,204,894,280	$1,332,683,082

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 31

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund each offer one share class. Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

32

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The levels associated with valuing the funds’ investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 33

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investment Risk. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

34

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

3. Risk Factors (continued):

Counter-Party Risk. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when a fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.

Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, Fannie Mae (FNMA) and Freddie Mac (FHLMC) maintain only limited lines of credit with the U.S. Treasury. The Federal Home Loan Banks (FHLB) also only maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

Foreign Investment Risk. The funds’ investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

 35

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

3. Risk Factors (continued):

Money Market Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of these and other principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Shareholder Service Fees

Schwab Retirement Advantage Money Fund	0.22%
Schwab Investor Money Fund	0.25%

Contractual Expense Limitations

CSIM and its affiliates have made an additional agreement (“expense limitation”) with the Schwab Retirement Advantage Money Fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, to 0.49% through April 29, 2014, which may only be amended or terminated with the approval of the Board.

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund expenses equal to 0.035% of the funds’ average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund. CSIM and its affiliates may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal

36

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the funds’ future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab Retirement Advantage Money Fund	$1,024,503	$1,817,734	$1,484,338	$4,326,575
Schwab Investor Money Fund	$3,969,429	$4,664,552	$3,983,641	$12,617,622

As of December 31, 2012, recoupable expenses expired as follows:

Schwab Retirement Advantage Money Fund	$428,510
Schwab Investor Money Fund	2,068,715

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Undistributed ordinary income	$24,082	$—

 37

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab
	Retirement Advantage	Investor
Expiration Date	Money Fund	Money Fund

December 31, 2017	$—	$82,027

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the funds had no capital losses deferred and had capital losses utilized as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Capital losses utilized	$—	$2,614

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Current period distributions
Ordinary income	$80,652	$124,545

Prior period distributions
Ordinary income	$87,958	$138,893

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, the funds made the following reclassifications:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Capital shares	$7,608	$—
Undistributed net investment income	(6,423)	—
Net realized capital gains and losses	(1,185)	—

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the funds did not incur any interest or penalties.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

 39

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

40

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

 41

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

42

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

 43

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

44

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
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Annual report dated December 31, 2012, enclosed.

Schwab Advisor Cash Reserves ®

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Schwab Advisor Cash Reserves ®

Annual Report
December 31, 2012

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning Schwab Advisor Cash Reserves. This fund is part of CSIM’s core investment solutions for investing in short-term money market securities, and is designed to provide investors with stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, interest rates on money market securities remained low. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. Overseas, concerns earlier this year regarding the euro zone’s sovereign debt crisis began to fade as European leaders passed legislation to try to resolve the situation, while the European Central Bank provided significant funds to banks at very low interest rates.

In other industry matters, money market fund reform was heavily debated in 2012, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about Schwab Advisor Cash Reserves, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about this product by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

2 Schwab Advisor Cash Reserves

Fund Management

Linda Klingman, Managing Director and Head of Taxable Money Market Strategies, leads the portfolio management team of Schwab’s prime and government taxable money funds. Ms. Klingman is also responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management, Inc. for five years. She has managed money market funds since 1988.

Mike Neitzke, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2001, Mr. Neitzke spent 10 years as a principal at Wells Capital Management, where he managed taxable money market funds, including SEC-registered and ERISA-qualified funds. Prior to that, he was a portfolio manager with Union Capital Advisors in Los Angeles. He has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he was a senior trader of the taxable money market funds at American Century Investments for three years.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Schwab Advisor Cash Reserves 3

Schwab Advisor Cash Reserves

Schwab Advisor Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government or its agencies, or instrumentalities.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

The supply of taxable money market securities that the fund typically buys continued to decline, pressuring yields lower. Short-term Treasuries were an exception, with yields on these securities rising due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements and short-term government securities for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the first quarter of 2012, as a result of ongoing credit concerns, the fund’s exposure to Europe was reduced and weighted average maturities (WAMs) in the low to mid-30s were maintained. But with improved liquidity and market sentiment following the ECB’s LTRO announcement, the fund’s exposure to European institutions was increased. For example, the fund resumed investment in select institutions in France during October, after having eliminated exposure earlier in the year. Over the report period, the fund’s WAM was extended from 31 days to 47 days. The investment adviser continues to closely monitor events across Europe and will adjust portfolio exposures as conditions warrant.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	38.4%
16-30 Days	11.6%
31-60 Days	16.8%
61-90 Days	16.8%
91-120 Days	5.5%
More than 120 Days	10.9%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	47 Days
Credit Quality Of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	12.8%
Financial Company	9.6%
Other	2.4%
Certificate Of Deposit	42.0%
Government Agency Debt	3.8%
Other Instrument	6.6%
Variable Rate Demand Note	1.1%
Other Note	2.5%
Repurchase Agreement
Government Agency	14.0%
Treasury	2.6%
Other	2.6%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

4 Schwab Advisor Cash Reserves

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Advisor Cash Reserves
	Sweep	Premier Sweep
	Shares	Shares

Ticker Symbol	SWQXX	SWZXX
Minimum Initial Investment	**	**

Seven-Day Yield[1]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.08%	-0.15%

Seven-Day Effective Yield[1]	0.01%	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Premier Sweep Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.33% and 0.26% to the seven-day yields of the Sweep Shares and Premier Sweep Shares, respectively.

Schwab Advisor Cash Reserves 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab Advisor Cash Reserves®
Sweep Shares
Actual Return	0.31%	$1,000	$1,000.10	$1.56
Hypothetical 5% Return	0.31%	$1,000	$1,023.58	$1.58
Premier Sweep Shares
Actual Return	0.31%	$1,000	$1,000.10	$1.56
Hypothetical 5% Return	0.31%	$1,000	$1,023.58	$1.58

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

6 Schwab Advisor Cash Reserves

Schwab Advisor Cash Reserves®

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Sweep Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.01		0.13		2.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[3,4]	0.26	[3]	0.34	[3]	0.53	[3,5]	0.65 [6]
Gross operating expenses	0.72	[4]	0.73		0.73		0.76		0.75
Net investment income (loss)	0.01		0.01		0.01		0.14		2.34
Net assets, end of period ($ x 1,000,000)	6,207		6,035		5,617		5,786		7,286

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Premier Sweep Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total Return (%)	0.01		0.01		0.01		0.16		2.43

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[3,4]	0.26	[3]	0.34	[3]	0.50	[3,5]	0.58 [6]
Gross operating expenses	0.72	[4]	0.73		0.73		0.76		0.75
Net investment income (loss)	0.01		0.01		0.01		0.17		2.42
Net assets, end of period ($ x 1,000,000)	17,575		14,727		15,342		14,132		16,245

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate.
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of gross operating expenses would have been 0.73%, if the State filing fee reimbursement had not been included. There was no impact on the ratio of net operating expenses. (See financial note 4)
5 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.47% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 The ratio of net operating expenses would have been 0.64% for Sweep Shares and 0.57% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 7

 Schwab Advisor Cash Reserves

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

70.7%	Fixed-Rate Obligations	16,809,045,641	16,809,045,641
10.2%	Variable-Rate Obligations	2,415,961,962	2,415,961,962
19.1%	Repurchase Agreements	4,550,122,481	4,550,122,481

100.0%	Total Investments	23,775,130,084	23,775,130,084
0.0%	Other Assets and Liabilities, Net		6,116,806

100.0%	Net Assets		23,781,246,890

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 70.7% of net assets

Asset Backed Commercial Paper 12.8%
Alpine Securitization Corp	a,b,c	0.46%		02/04/13	8,000,000	7,996,524

Atlantis One Funding Corp	a,b,c	0.53%		01/02/13	103,000,000	102,998,484
	a,b,c	0.52%		01/24/13	56,000,000	55,981,396
	a,b,c	0.25%		01/25/13	11,000,000	10,998,167
	a,b,c	0.50%		02/05/13	5,000,000	4,997,569
	a,b,c	0.41%		04/01/13	120,000,000	119,877,000
	a,b,c	0.31%		05/14/13	7,000,000	6,991,983

CAFCO, LLC	a,b,c	0.60%		02/22/13	28,000,000	27,975,733
	a,b,c	0.38%		03/08/13	73,000,000	72,949,143

Cancara Asset Securitisation, LLC	a,b,c	0.22%		01/02/13	14,000,000	13,999,914
	a,b,c	0.23%		01/16/13	3,000,000	2,999,713
	a,b,c	0.23%		01/17/13	5,000,000	4,999,489
	a,b,c	0.25%		01/17/13	47,000,000	46,994,778
	a,b,c	0.25%		02/05/13	38,000,000	37,990,764
	a,b,c	0.25%		02/11/13	1,000,000	999,715

Chariot Funding, LLC	a,b,c	0.24%		01/03/13	55,000,000	54,999,267
	a,b,c	0.24%		01/04/13	42,000,000	41,999,160
	a,b,c	0.25%		01/11/13	22,000,000	21,998,472
	a,b,c	0.24%		01/15/13	3,000,000	2,999,720
	a,b,c	0.22%		02/14/13	36,450,000	36,440,199
	a,b,c	0.22%		02/15/13	10,000,000	9,997,250
	a,b,c	0.22%		02/19/13	4,000,000	3,998,802
	a,b,c	0.33%		02/25/13	8,096,000	8,091,918
	a,b,c	0.23%		03/05/13	47,000,000	46,981,082
	a,b,c	0.33%		03/07/13	9,000,000	8,994,638
	a,b,c	0.32%		03/11/13	39,000,000	38,976,080
	a,b,c	0.25%		03/19/13	35,000,000	34,981,285
	a,b,c	0.25%		03/20/13	50,000,000	49,972,917
	a,b,c	0.25%		03/22/13	15,400,000	15,391,444
	a,b,c	0.25%		04/05/13	5,000,000	4,996,736

8 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.25%		05/01/13	54,000,000	53,955,000
	a,b,c	0.30%		06/14/13	13,000,000	12,982,233
	a,b,c	0.32%		06/17/13	1,000,000	998,516

Ciesco, LLC	a,b,c	0.37%		02/26/13	25,000,000	24,985,611
	a,b,c	0.37%		03/01/13	90,000,000	89,945,425
	a,b,c	1.00%		03/04/13	83,000,000	82,857,056
	a,b,c	0.37%		03/12/13	15,000,000	14,989,208
	a,b,c	0.37%		03/14/13	25,000,000	24,981,500

CRC Funding, LLC	a,b,c	1.00%		02/01/13	2,000,000	1,998,278
	a,b,c	1.01%		02/01/13	113,000,000	112,902,694
	a,b,c	0.36%		03/22/13	35,000,000	34,972,000

Crown Point Capital Company, LLC	a,b,c	0.35%		04/09/13	30,000,000	29,971,417

Gemini Securitization Corp, LLC	a,b,c	0.32%		01/08/13	50,000,000	49,996,889
	a,b,c	0.28%		01/23/13	2,000,000	1,999,658
	a,b,c	0.28%		02/12/13	6,000,000	5,998,040
	a,b,c	0.28%		03/11/13	25,000,000	24,986,583

Gotham Funding Corp	a,b,c	0.21%		01/07/13	6,000,000	5,999,790
	a,b,c	0.20%		01/08/13	27,000,000	26,998,950
	a,b,c	0.20%		01/16/13	19,000,000	18,998,417

Govco, LLC	a,b,c	0.37%		02/21/13	50,000,000	49,973,792
	a,b,c	0.37%		03/05/13	100,000,000	99,935,250
	a,b,c	0.38%		03/08/13	39,000,000	38,972,830
	a,b,c	0.37%		03/11/13	40,000,000	39,971,633
	a,b,c	0.37%		03/25/13	71,000,000	70,939,433

Jupiter Securitization Corp	a,b,c	0.25%		01/14/13	15,000,000	14,998,646
	a,b,c	0.21%		02/14/13	19,000,000	18,995,123
	a,b,c	0.21%		02/15/13	50,000,000	49,986,875
	a,b,c	0.25%		03/19/13	80,000,000	79,957,222
	a,b,c	0.25%		03/20/13	30,000,000	29,983,750
	a,b,c	0.25%		04/01/13	21,000,000	20,986,875
	a,b,c	0.32%		05/13/13	14,000,000	13,983,573
	a,b,c	0.32%		06/17/13	29,000,000	28,956,951
	a,b,c	0.32%		06/18/13	40,000,000	39,940,267
	a,b,c	0.32%		06/21/13	75,900,000	75,784,632

Manhattan Asset Funding Capital Co, LLC
	a,b,c	0.26%		01/08/13	42,000,000	41,997,877
	a,b,c	0.23%		01/09/13	5,000,000	4,999,744
	a,b,c	0.24%		01/09/13	16,000,000	15,999,147
	a,b,c	0.23%		01/17/13	2,000,000	1,999,796
	a,b,c	0.25%		02/13/13	16,000,000	15,995,222
	a,b,c	0.25%		02/22/13	7,000,000	6,997,472

Market Street Funding Corp	a,b,c	0.20%		01/04/13	25,000,000	24,999,583
	a,b,c	0.21%		01/15/13	45,000,000	44,996,325
	a,b,c	0.21%		02/06/13	27,000,000	26,994,330
	a,b,c	0.21%		02/07/13	19,000,000	18,995,899
	a,b,c	0.21%		02/15/13	8,000,000	7,997,900
	a,b,c	0.22%		02/26/13	6,000,000	5,997,947
	a,b,c	0.22%		03/11/13	65,000,000	64,972,592
	a,b,c	0.22%		03/12/13	6,000,000	5,997,433
	a,b,c	0.22%		03/14/13	19,000,000	18,991,640
	a,b,c	0.22%		03/15/13	15,000,000	14,993,308

MetLife Short Term Funding, LLC	a,b,c	0.20%		01/23/13	68,000,000	67,991,689
	a,b,c	0.40%		02/04/13	80,000,000	79,969,778
	a,b,c	0.40%		02/11/13	10,000,000	9,995,444

See financial notes 9

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.32%		03/25/13	1,000,000	999,262
	a,b,c	0.21%		03/27/13	15,074,000	15,066,526

Nieuw Amsterdam Receivables Corp	a,b,c	0.30%		01/03/13	2,000,000	1,999,967
	a,b,c	0.27%		01/16/13	71,000,000	70,992,012
	a,b,c	0.19%		01/25/13	92,000,000	91,988,347

Sheffield Receivables Corp	a,b,c	0.25%		02/05/13	8,000,000	7,998,056
	a,b,c	0.25%		02/08/13	23,000,000	22,993,931

Thunder Bay Funding, LLC	a,b,c	0.25%		01/18/13	61,000,000	60,992,799
	a,b,c	0.33%		04/08/13	20,000,000	19,982,217

Victory Receivables Corp	a,b,c	0.23%		01/23/13	25,363,000	25,359,435
	a,b,c	0.23%		01/25/13	29,000,000	28,995,553
	a,b,c	0.23%		02/01/13	29,000,000	28,994,256

						3,050,698,946

Financial Company Commercial Paper 8.7%
BNP Paribas Finance, Inc	a	0.36%		02/01/13	12,000,000	11,996,280

BNZ International Funding Ltd	a	0.22%		02/05/13	18,000,000	17,996,150
	a	0.22%		02/13/13	31,000,000	30,991,854
	a	0.23%		02/21/13	2,000,000	1,999,348

Commonwealth Bank of Australia	c	0.31%		02/01/13	13,000,000	12,996,474
	c	0.32%		02/01/13	58,000,000	57,984,018

General Electric Capital Corp		0.32%		02/11/13	1,000,000	999,636
		0.32%		02/20/13	5,000,000	4,997,778
		0.30%		03/04/13	48,000,000	47,975,200
		0.23%		03/05/13	113,000,000	112,954,518
		0.23%		03/27/13	90,000,000	89,951,125
		0.23%		04/03/13	146,000,000	145,914,184
		0.21%		04/26/13	56,000,000	55,962,433
		0.21%		04/29/13	11,000,000	10,992,428
		0.20%		05/02/13	3,000,000	2,997,983
		0.25%		06/11/13	119,000,000	118,866,951
		0.27%		09/09/13	1,000,000	998,118

HSBC Bank PLC	c	0.30%		04/01/13	43,000,000	42,967,750

HSBC USA, Inc		0.27%		01/24/13	97,000,000	96,983,267
		0.25%		02/13/13	1,000,000	999,701

ING (U.S.) Funding, LLC	a	0.24%		01/11/13	7,000,000	6,999,533
	a	0.25%		01/16/13	11,000,000	10,998,877
	a	0.28%		02/01/13	131,000,000	130,968,414
	a	0.28%		02/05/13	26,000,000	25,992,922

JP Morgan Chase & Co		0.27%		01/04/13	29,000,000	28,999,348
		0.25%		01/11/13	10,000,000	9,999,306
		0.30%		03/26/13	40,000,000	39,972,000
		0.30%		04/02/13	47,000,000	46,964,358
		0.30%		05/07/13	21,000,000	20,977,950
		0.29%		06/03/13	22,000,000	21,972,885

Lloyds TSB Bank PLC
		0.25%		01/04/13	42,000,000	41,999,132
		0.26%		01/25/13	19,000,000	18,996,707
		0.26%		03/26/13	44,000,000	43,973,307
		0.30%		04/02/13	3,000,000	2,997,725

10 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

National Australia Funding (Delaware), Inc	a	0.25%		05/01/13	11,600,000	11,590,333

Nationwide Building Society		0.34%		01/03/13	16,000,000	15,999,698
		0.45%		01/10/13	73,000,000	72,991,788
		0.38%		01/17/13	10,000,000	9,998,311

Nordea North America, Inc	a	0.34%		02/01/13	49,000,000	48,985,654
	a	0.35%		02/08/13	2,000,000	1,999,261
	a	0.36%		02/19/13	4,000,000	3,998,040
	a	0.35%		02/22/13	25,000,000	24,987,361
	a	0.37%		02/22/13	23,000,000	22,987,874
	a	0.35%		02/25/13	127,000,000	126,932,091
	a	0.35%		02/27/13	67,000,000	66,962,871

Rabobank USA Financial Corp	a	0.48%		02/05/13	1,000,000	999,533

RBS Holdings USA, Inc	a,c	0.32%		03/26/13	76,000,000	75,943,253

Skandinaviska Enskilda Banken AB		0.24%		04/04/13	35,000,000	34,978,300
		0.35%		06/05/13	4,000,000	3,993,972
		0.34%		07/09/13	3,000,000	2,994,645

State Street Corp		0.23%		01/09/13	98,000,000	97,994,991

Swedbank AB		0.35%		06/20/13	5,000,000	4,991,736

Westpac Banking Corp	c	0.40%		01/02/13	103,000,000	102,998,856
	c	0.40%		01/03/13	23,000,000	22,999,489

						2,074,665,717

Other Commercial Paper 2.5%
Catholic Health Initiatives
Taxable CP Notes Series A		0.22%		01/18/13	5,000,000	5,000,000
		0.24%		02/13/13	37,549,000	37,538,236

Coca-Cola Co	c	0.23%		02/19/13	15,000,000	14,995,304
	c	0.24%		03/11/13	157,000,000	156,927,780
	c	0.24%		03/12/13	48,496,000	48,473,369

Reckitt Benckiser Treasury Services PLC	a,c	0.64%		03/07/13	81,000,000	80,906,400

Toyota Motor Credit Corp	a	0.25%		02/28/13	38,000,000	37,984,694
	a	0.27%		03/13/13	80,000,000	79,957,400
	a	0.32%		03/18/13	119,000,000	118,919,609

						580,702,792

Certificate of Deposit 36.8%
Bank of Montreal		0.20%		01/02/13	50,000,000	50,000,000
		0.22%		02/05/13	120,000,000	120,000,000
		0.31%		02/07/13	5,000,000	5,000,051
		0.22%		02/08/13	121,000,000	121,000,000
		0.30%		03/01/13	94,000,000	94,000,000

Bank of Nova Scotia		0.22%		02/06/13	186,000,000	185,999,070
		0.22%		02/26/13	21,000,000	21,000,000
		0.22%		03/26/13	41,000,000	41,000,000

Bank of the West		0.33%		03/19/13	41,000,000	41,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd		0.56%		01/02/13	176,000,000	176,000,000
		0.50%		02/01/13	20,000,000	20,000,000
		0.25%		04/11/13	23,000,000	23,000,000

See financial notes 11

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.25%		04/12/13	22,000,000	22,000,000
		0.34%		06/24/13	61,000,000	61,000,000
		0.34%		06/26/13	9,000,000	9,000,000
		0.34%		06/28/13	12,000,000	12,000,000
		0.33%		07/09/13	147,000,000	147,000,000

Barclays Bank PLC		0.65%		01/14/13	37,000,000	37,000,000
		0.25%		02/05/13	85,000,000	85,000,000
		0.74%		02/20/13	3,000,000	3,000,000
		0.69%		03/12/13	40,000,000	40,000,000
		0.67%		03/14/13	45,000,000	45,000,000
		0.55%		03/19/13	18,000,000	18,000,000
		0.40%		05/02/13	3,000,000	3,000,000
		0.40%		05/09/13	142,000,000	142,000,000
		0.45%		05/16/13	2,000,000	2,000,000
		0.47%		05/17/13	5,000,000	5,000,000

BNP Paribas
		0.38%		02/04/13	86,000,000	86,000,000
		0.34%		03/13/13	147,000,000	147,000,000
		0.27%		03/25/13	3,000,000	3,000,000
		0.28%		03/25/13	137,000,000	137,000,000
		0.60%		06/03/13	42,000,000	42,000,000
		0.59%		06/07/13	46,000,000	46,000,000
		0.59%		06/10/13	120,000,000	120,000,000

Branch Banking & Trust Co		0.25%		02/01/13	100,000,000	100,000,000

Chase Bank USA, NA		0.20%		02/07/13	76,000,000	76,000,000
		0.20%		02/22/13	239,000,000	239,000,000
		0.22%		03/06/13	11,000,000	11,000,000
		0.25%		03/26/13	78,000,000	78,000,000

Commonwealth Bank of Australia		0.24%		01/22/13	228,000,000	228,000,000
		0.33%		02/08/13	4,000,000	4,000,000
		0.33%		02/12/13	122,000,000	122,000,000
		0.22%		03/05/13	87,000,000	87,000,000

Credit Suisse AG		0.50%		01/29/13	197,000,000	197,000,000
		0.39%		02/26/13	11,000,000	11,000,000
		0.32%		04/04/13	80,000,000	80,000,000
		0.33%		05/06/13	101,000,000	101,000,000

Deutsche Bank AG		0.25%		02/14/13	158,000,000	158,000,000
		0.25%		02/15/13	27,000,000	27,000,000
		0.26%		02/21/13	2,000,000	2,000,000
		0.45%		05/15/13	100,000,000	100,000,000
		0.45%		05/24/13	138,000,000	138,000,000
		0.46%		07/09/13	182,000,000	182,000,000

DNB Bank ASA		0.53%		01/03/13	93,000,000	93,000,000
		0.24%		02/07/13	98,000,000	97,999,497
		0.24%		02/15/13	8,000,000	8,000,000
		0.40%		02/19/13	5,000,000	5,000,000
		0.25%		03/05/13	4,000,000	4,000,000
		0.30%		05/13/13	41,000,000	41,000,000

HSBC Bank PLC		0.41%		01/10/13	78,000,000	78,000,000

JPMorgan Chase Bank, NA		0.22%		03/12/13	170,000,000	170,000,000
		0.22%		03/14/13	181,000,000	181,000,000

Lloyds TSB Bank PLC		0.25%		01/25/13	54,000,000	54,000,000
		0.25%		03/26/13	59,000,000	59,000,000

12 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.26%		04/08/13	19,000,000	19,000,000
		0.26%		04/10/13	65,000,000	65,000,000

Mitsubishi UFJ Trust & Banking Corp
		0.54%		01/07/13	105,000,000	105,000,000
		0.52%		02/01/13	45,000,000	45,000,000
		0.53%		02/07/13	18,000,000	18,000,000
		0.48%		03/06/13	29,000,000	29,000,000
		0.40%		04/02/13	7,000,000	7,000,000
		0.35%		05/08/13	42,000,000	42,000,000
		0.34%		06/19/13	73,000,000	73,000,000
		0.33%		07/02/13	39,000,000	39,000,000
		0.33%		07/09/13	6,000,000	6,000,000
		0.33%		07/10/13	70,000,000	70,000,000

Mizuho Corporate Bank Ltd		0.25%		02/27/13	51,000,000	51,000,000
		0.25%		02/28/13	12,000,000	12,000,000
		0.25%		03/04/13	16,000,000	16,000,000
		0.27%		03/20/13	54,000,000	54,000,000
		0.27%		03/21/13	24,000,000	24,000,000
		0.26%		03/25/13	10,000,000	10,000,000
		0.27%		03/26/13	59,000,000	59,000,000

National Australia Bank Ltd		0.41%		01/08/13	1,000,000	1,000,000
		0.22%		02/06/13	119,000,000	119,000,000
		0.36%		07/11/13	62,000,000	62,000,000
		0.35%		08/01/13	71,000,000	71,000,000

Nordea Bank Finland PLC		0.24%		02/14/13	97,000,000	97,000,000
		0.21%		04/12/13	74,000,000	74,000,000

Rabobank Nederland		0.51%		01/23/13	20,000,000	20,000,000
		0.48%		03/01/13	20,000,000	20,000,000
		0.37%		04/08/13	79,000,000	79,000,000
		0.34%		04/10/13	22,000,000	22,000,000
		0.36%		04/17/13	15,000,000	15,000,000
		0.31%		05/07/13	6,000,000	6,000,000
		0.30%		05/14/13	233,000,000	233,000,000
		0.30%		06/04/13	42,000,000	42,000,000

Skandinaviska Enskilda Banken AB		0.25%		02/07/13	14,000,000	14,000,000
		0.28%		03/06/13	74,000,000	74,000,000
		0.37%		06/03/13	42,000,000	42,000,000
		0.38%		06/14/13	1,000,000	1,000,000
		0.34%		06/20/13	41,000,000	41,000,000

Societe Generale		0.38%		02/04/13	199,000,000	199,000,000
		0.68%		07/01/13	110,000,000	110,000,000

Sumitomo Mitsui Banking Corp		0.51%		01/07/13	47,000,000	47,000,000
		0.50%		01/10/13	29,000,000	29,000,000
		0.47%		01/28/13	24,000,000	24,000,000
		0.47%		02/01/13	64,000,000	64,000,000
		0.46%		02/06/13	32,000,000	32,000,000
		0.25%		03/13/13	139,000,000	139,000,000
		0.25%		03/26/13	12,000,000	12,000,000
		0.25%		03/27/13	101,000,000	101,000,000
		0.25%		04/01/13	14,000,000	14,000,000
		0.26%		04/01/13	42,000,000	42,000,000
		0.26%		04/05/13	33,000,000	33,000,000
		0.35%		04/15/13	81,000,000	81,000,000
		0.35%		04/22/13	30,000,000	30,000,000
		0.34%		04/29/13	9,000,000	9,000,000
		0.35%		05/01/13	32,000,000	32,000,000

See financial notes 13

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.34%		05/06/13	8,000,000	8,000,000
		0.34%		05/08/13	2,000,000	2,000,000
		0.34%		05/13/13	9,000,000	9,000,000
		0.34%		05/15/13	33,000,000	33,000,000
		0.34%		05/20/13	2,000,000	2,000,000
		0.34%		06/05/13	5,000,000	5,000,000
		0.32%		06/19/13	10,000,000	10,000,000

Sumitomo Mitsui Trust Bank Ltd		0.32%		01/02/13	1,000,000	1,000,000
		0.26%		01/24/13	5,000,000	5,000,000
		0.26%		02/15/13	18,000,000	18,000,000
		0.27%		04/12/13	16,000,000	16,000,000

Svenska Handelsbanken AB		0.24%		01/17/13	8,000,000	8,000,000
		0.23%		01/23/13	136,000,000	136,000,000
		0.24%		02/14/13	50,000,000	50,000,000
		0.24%		02/21/13	52,000,000	52,000,000
		0.23%		03/27/13	100,000,000	100,000,000

Swedbank AB		0.34%		06/03/13	80,000,000	80,000,000
		0.33%		07/10/13	8,000,000	8,000,000

Toronto-Dominion Bank		0.19%		01/02/13	8,000,000	8,000,000
		0.17%		01/04/13	213,000,000	213,000,000
		0.30%		01/25/13	66,000,000	66,000,000
		0.29%		02/08/13	137,000,000	137,000,000
		0.22%		02/15/13	20,000,000	20,000,000
		0.22%		03/11/13	26,000,000	26,000,000
		0.24%		03/19/13	43,000,000	43,000,000
		0.20%		04/29/13	63,000,000	63,000,000

UBS AG		0.42%		01/10/13	5,000,000	5,000,000

						8,740,998,618

Government Agency Debt 3.3%
Fannie Mae		0.09%		01/02/13	10,000,000	9,999,976
		0.08%		01/14/13	133,000,000	132,996,398
		0.10%		01/17/13	20,000,000	19,999,111
		0.14%		01/30/13	14,000,000	13,998,478

Federal Home Loan Bank		0.09%		01/02/13	44,000,000	43,999,896
		0.08%		01/04/13	35,000,000	34,999,781
		0.12%		01/04/13	238,000,000	237,997,626
		0.11%		01/09/13	26,000,000	25,999,364
		0.13%		01/09/13	86,000,000	85,997,497
		0.09%		01/11/13	21,000,000	20,999,475
		0.12%		01/11/13	6,000,000	5,999,800
		0.08%		01/18/13	25,000,000	24,999,115
		0.10%		01/18/13	8,000,000	7,999,641
		0.11%		01/25/13	40,000,000	39,997,200
		0.06%		02/01/13	5,000,000	4,999,742
		0.08%		02/01/13	9,000,000	8,999,380
		0.06%		02/06/13	10,000,000	9,999,400
		0.08%		02/06/13	10,000,000	9,999,250
		0.09%		02/06/13	9,000,000	8,999,190

Freddie Mac		0.11%		01/07/13	41,000,000	40,999,248

						789,979,568

Other Instrument 6.6%
Australia & New Zealand Banking Group Ltd		0.08%		01/02/13	300,000,000	300,000,000
		0.20%		01/02/13	26,000,000	26,000,000

14 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.12%		01/07/13	140,000,000	140,000,000
		0.19%		01/07/13	325,000,000	325,000,000

Bank of Nova Scotia		0.03%		01/02/13	250,000,000	250,000,000
		0.14%		01/02/13	231,000,000	231,000,000

Citibank, NA		0.20%		01/04/13	50,000,000	50,000,000

Royal Bank of Canada		0.05%		01/02/13	125,000,000	125,000,000
		0.13%		01/02/13	125,000,000	125,000,000

						1,572,000,000

Total Fixed-Rate Obligations
(Cost $16,809,045,641)						16,809,045,641

Variable-Rate Obligations 10.2% of net assets

Financial Company Commercial Paper 0.9%
JP Morgan Chase & Co		0.36%	01/22/13	02/21/13	38,000,000	38,000,000
		0.36%	01/02/13	03/01/13	105,000,000	105,000,000

Westpac Banking Corp	c	0.30%	01/04/13	02/04/13	25,000,000	25,000,000
	c	0.40%	01/07/13	02/07/13	43,000,000	43,000,000

						211,000,000

Certificate of Deposit 5.3%
Bank of Nova Scotia		0.29%	01/22/13	05/21/13	98,000,000	97,998,111
		0.46%	01/02/13	07/26/13	114,000,000	114,000,000

Canadian Imperial Bank of Commerce		0.38%	01/16/13	04/16/13	211,000,000	211,000,000
		0.30%	01/28/13	05/28/13	85,000,000	85,000,000

Sumitomo Mitsui Banking Corp		0.44%	01/02/13	02/04/13	68,000,000	68,000,000

Toronto-Dominion Bank		0.30%	01/22/13	04/19/13	24,000,000	24,000,000
		0.30%	01/22/13	04/22/13	292,000,000	292,000,000
		0.30%	01/28/13	05/28/13	74,000,000	74,000,000
		0.30%	01/29/13	05/29/13	96,000,000	96,000,000

Westpac Banking Corp		0.46%	01/11/13	07/11/13	61,000,000	61,000,000
		0.45%	01/18/13	07/18/13	110,000,000	110,000,000
		0.43%	01/23/13	08/23/13	15,000,000	15,000,000

						1,247,998,111

Government Agency Debt 0.4%
Freddie Mac		0.30%	01/10/13	11/08/13	100,000,000	100,000,000

Variable Rate Demand Note 1.1%
Breckenridge Terrace, LLC
Housing Facilities Revenue Notes Series 1999B	a	0.21%		01/07/13	1,000,000	1,000,000

California
RAN 2012-2013 Series A1	a,c	0.14%		01/02/13	35,000,000	35,000,000

Cleveland
Airport System Taxable RB Series 2008F	a	0.19%		01/07/13	29,000,000	29,000,000

Eagle Cnty, CO
Housing Facilities RB (The Tarnes at BC) Series 1999B	a	0.21%		01/07/13	2,000,000	2,000,000

See financial notes 15

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

GFRE Holdings, LLC
Taxable Notes Series 2009A	a	0.21%		01/07/13	2,810,000	2,810,000

Indiana Health & Educational Facility Financing Auth
Taxable RB (Union Hospital) Series 2006B	a	0.19%		01/07/13	12,330,000	12,330,000

Tenderfoot Seasonal Housing, LLC
Taxable Housing Facilities Revenue Notes Series 2000B	a	0.21%		01/07/13	2,885,000	2,885,000

Texas
TRAN Series 2012	a,c	0.14%		01/02/13	150,000,000	150,000,000
Veterans Taxable Refunding Bonds Series 2010B	a	0.22%		01/07/13	12,635,000	12,635,000
Veterans Housing Assistance Taxable Refunding Bonds Series 1994A2		0.26%		01/07/13	6,900,000	6,900,000
Veterans Land Taxable Refunding Bonds Series 2006A		0.26%		01/07/13	1,030,000	1,030,000

						255,590,000

Other Note 2.5%
JPMorgan Chase Bank, NA		0.39%	01/18/13	01/17/14	90,000,000	90,000,000
		0.33%	01/22/13	01/21/14	47,000,000	47,000,000

Royal Bank of Canada		0.40%	01/04/13	01/03/14	137,000,000	137,000,000

Wells Fargo Bank, NA		0.38%	03/22/13	01/23/14	225,000,000	225,000,000

Westpac Banking Corp	c	0.53%	01/28/13	01/28/14	100,000,000	100,000,000

Whistlejacket Capital, LLC	d,†	n/a	n/a	n/a	2,373,851	2,373,851

						601,373,851

Total Variable-Rate Obligations
(Cost $2,415,961,962)						2,415,961,962

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 19.1% of net assets

Government Agency Repurchase Agreement 14.0%
Barclays Capital, Inc
Issued 12/12/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $136,265,147, 0.00% - 7.02%, due 05/01/17 - 10/01/44)		0.18%		01/07/13	131,017,030	131,000,000

BNP Paribas Securities Corp
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $494,400,001, 3.00% - 4.00%, due 01/01/41 - 09/15/42)		0.18%		01/02/13	480,004,800	480,000,000
Issued 12/05/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $66,301,955, 0.00% - 5.38%, due 04/11/13 - 01/15/48)		0.20%		01/02/13	65,010,111	65,000,000

Credit Suisse Securities (USA), LLC
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $76,503,412, 2.50%, due 07/01/27)		0.16%		01/02/13	75,002,333	75,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $425,468,739, 0.25% - 2.30%, due 01/26/15 - 12/12/22)		0.22%		01/02/13	417,127,579	417,122,481

16 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency Securities valued at $153,000,739, 3.00% - 6.00%, due 09/01/25 - 11/01/42)		0.18%		01/04/13	150,005,250	150,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $153,001,280, 4.00% - 5.50%, due 09/01/25 - 08/01/41)		0.20%		01/07/13	150,005,833	150,000,000

Deutsche Bank Securities, Inc
Issued 12/03/12, repurchase date 03/04/13 (Collateralized by U.S. Government Agency Securities valued at $111,536,217, 4.50% - 7.00%, due 04/01/42 - 12/25/42)		0.21%		01/07/13	107,021,846	107,000,000
Issued 12/19/12, repurchase date 03/19/13 (Collateralized by U.S. Government Agency Securities valued at $130,523,483, 2.00%, due 10/16/42 )		0.21%		01/07/13	125,013,854	125,000,000
Issued 12/19/12, repurchase date 03/19/13 (Collateralized by U.S. Government Agency Securities valued at $36,420,853, 7.00%, due 07/25/42)		0.22%		01/07/13	35,004,064	35,000,000
Issued 11/20/12, repurchase date 02/19/13 (Collateralized by U.S. Government Agency Securities valued at $254,979,778, 3.00% - 7.00%, due 08/25/31 - 11/25/52)		0.23%		01/07/13	245,075,133	245,000,000
Issued 11/26/12, repurchase date 02/25/13 (Collateralized by U.S. Government Agency Securities valued at $104,049,383, 0.76% - 7.00%, due 12/25/31 - 11/25/42)		0.23%		01/07/13	100,026,833	100,000,000
Issued 11/15/12, repurchase date 01/11/13 (Collateralized by U.S. Government Agency Securities valued at $104,095,383, 2.00% - 6.50%, due 10/25/40 - 11/25/52)		0.24%		01/07/13	100,035,333	100,000,000
Issued 11/08/12, repurchase date 01/08/13 (Collateralized by U.S. Government Agency Securities valued at $122,801,963, 3.00% - 6.50%, due 10/01/25 - 11/25/42)		0.25%		01/07/13	118,049,167	118,000,000
Issued 11/09/12, repurchase date 01/09/13 (Collateralized by U.S. Government Agency Securities valued at $15,669,859, 2.00% - 6.50%, due 08/25/31 - 10/20/41)		0.25%		01/07/13	15,006,146	15,000,000

Goldman Sachs & Co
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $15,750,000, 2.94% - 5.45%, due 04/01/18 - 11/01/41)		0.25%		01/02/13	15,000,208	15,000,000
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency Securities valued at $210,000,001 2.27% - 7.00%, due 07/01/17 - 12/01/42)		0.22%		01/04/13	200,008,556	200,000,000

JP Morgan Securities, LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $205,931,720, 1.00% - 4.25%, due 11/15/14 - 01/01/42)		0.26%		01/02/13	200,002,889	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $103,000,001, 2.50% - 3.00%, due 10/20/38 - 12/15/41)		0.15%		01/02/13	100,002,917	100,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $515,000,001, 0.56% - 7.00%, due 12/25/19 - 10/25/51)		0.18%		01/02/13	500,005,000	500,000,000

						3,328,122,481

Treasury Repurchase Agreement 2.6%
Barclays Capital, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $86,700,003, 1.75%, due 04/15/13)		0.20%		01/02/13	85,000,944	85,000,000
Issued 12/19/12, repurchase date 01/03/13 (Collateralized by U.S. Treasury Securities valued at $204,000,079, 0.13% - 10.63%, due 02/15/13 - 02/15/41)		0.12%		01/03/13	200,010,000	200,000,000

See financial notes 17

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Goldman Sachs & Co
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $51,000,068, 1.88% , due 10/31/17)		0.15%		01/02/13	50,001,458	50,000,000
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Treasury Securities valued at $285,600,135, 6.88% - 8.13% , due 08/15/19 - 08/15/25)		0.15%		01/03/13	280,008,167	280,000,000

						615,000,000

Other Repurchase Agreement* 2.5%
BNP Paribas Securities Corp
Issued 12/31/12, repurchase date 01/30/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $26,250,000, 5.13% - 7.75%, due 04/30/14 - 08/15/15)		0.31%		01/07/13	25,001,507	25,000,000
Issued 12/21/12, repurchase date 01/28/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $12,625,836, 0.58% - 6.80%, due 12/02/13 - 01/15/40)		0.31%		01/07/13	12,001,757	12,000,000

Credit Suisse Securities (USA), LLC
Issued 12/07/12, repurchase date 03/22/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $218,763,328, 0.00% - 53.92%, due 08/16/13 - 02/15/51)	d	0.73%		03/22/13	192,408,800	192,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $26,250,001)		0.22%		01/02/13	25,000,306	25,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $26,250,001)		0.27%		01/02/13	25,000,375	25,000,000
Issued 11/26/12, repurchase date 03/11/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $91,302,950, 0.00% - 13.50%, due 06/15/13 - 06/15/68)		0.50%		01/07/13	80,046,667	80,000,000

Goldman Sachs & Co
Issued 12/31/12, repurchase date 04/02/13 (Collateralized by U.S. Government Agency securities valued at $66,150,001, 2.28% - 5.50%, due 04/01/40 - 04/01/42)	d	0.46%		04/02/13	63,088,550	63,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/14/12, repurchase date 04/01/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $209,438,345, 0.00% - 12.50%, due 01/14/13 - 12/31/99)		0.55%		01/07/13	185,067,833	185,000,000

						607,000,000

Total Repurchase Agreements
(Cost $4,550,122,481)						4,550,122,481

End of Investments.

18 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

At 12/31/12, the tax basis cost of the fund’s investments was $23,775,130,084.

a	Credit-enhanced or liquidity-enhanced.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,020,891,639 or 16.9% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $257,373,851 or 1.1% of net assets.
†	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
*	Usually collateralized via common stocks, ETFs, corporate bonds or non-agency collateralized mortgage obligations or less frequently by Government Agency securities and/ or U.S. Treasury Securities.

CP —	Commercial paper
ETF —	Exchange traded fund
RAN —	Revenue anticipation note
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 19

 Schwab Advisor Cash Reserves

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$19,225,007,603
Repurchase agreements, at cost and value	+	4,550,122,481

Total investments, at cost and value (Note 2a)		23,775,130,084
Receivables:
Interest		6,844,344
Prepaid expenses	+	200,073

Total assets		23,782,174,501

Liabilities

Payables:
Investment adviser and administrator fees		445,760
Shareholder services fees		118,849
Accrued expenses	+	363,002

Total liabilities		927,611

Net Assets

Total assets		23,782,174,501
Total liabilities	−	927,611

Net assets		$23,781,246,890

Net Assets by Source
Capital received from investors		23,782,609,865
Net realized capital losses		(1,362,975)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$6,206,697,125		6,206,683,922		$1.00
Premier Sweep Shares	$17,574,549,765		17,574,515,690		$1.00

20 See financial notes

 Schwab Advisor Cash Reserves

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$57,247,909

Expenses

Investment adviser and administrator fees		62,045,875
Shareholder service fees:
Sweep Shares		22,223,353
Premier Sweep Shares		57,535,847
Registration fees		857,681
Shareholder reports		694,898
Custodian fees		545,693
Portfolio accounting fees		506,817
Professional fees		125,736
Trustees’ fees		88,647
Transfer agent fees		33,051
Interest expense		31
State filing fee reimbursement (Note 4)		(796,236)
Other expenses	+	458,628

Total expenses		144,320,021
Expense reduction by CSIM and its affiliates[1]	−	89,070,577
Custody credits	−	975

Net expenses	−	55,248,469

Net investment income		1,999,440

Realized Gains (Losses)

Net realized gains on investments		40,354

Increase in net assets resulting from operations		$2,039,794

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $796,236. See financial note 4 for additional information.

See financial notes 21

 Schwab Advisor Cash Reserves

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$1,999,440	$2,054,071
Net realized gains (losses)	+	40,354	(616)

Increase in net assets from operations		2,039,794	2,053,455

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(557,105)	(573,256)
Premier Sweep Shares	+	(1,442,335)	(1,480,815)

Total distributions from net investment income		(1,999,440)	(2,054,071)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		18,289,092,848	21,703,474,701
Premier Sweep Shares	+	63,287,085,336	69,113,644,043

Total shares sold		81,576,178,184	90,817,118,744

Shares Reinvested
Sweep Shares		485,869	493,334
Premier Sweep Shares	+	1,368,483	1,384,993

Total shares reinvested		1,854,352	1,878,327

Shares Redeemed
Sweep Shares		(18,117,934,458)	(21,286,232,784)
Premier Sweep Shares	+	(60,440,623,562)	(69,729,967,805)

Total shares redeemed		(78,558,558,020)	(91,016,200,589)

Net transactions in fund shares		3,019,474,516	(197,203,518)

Net Assets

Beginning of period		20,761,732,020	20,958,936,154
Total increase or decrease	+	3,019,514,870	(197,204,134)

End of period		$23,781,246,890	$20,761,732,020

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

22 See financial notes

 Schwab Advisor Cash Reserves

Financial Notes

1. Business Structure of the Fund:

Schwab Advisor Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Advisor Cash Reserves offers two share classes: Sweep Shares and Premier Sweep Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 23

 Schwab Advisor Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The levels associated with valuing the fund’s investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable

24

 Schwab Advisor Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the fund’s financial statement disclosures.

3. Risk Factors:

Investment Risk. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

 25

 Schwab Advisor Cash Reserves

Financial Notes (continued)

3. Risk Factors (continued):

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

Counter-Party Risk. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when a fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, Fannie Mae (FNMA) and Freddie Mac (FHLMC) maintain only limited lines of credit with the U.S. Treasury. The Federal Home Loan Banks (FHLB) also only maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

26

 Schwab Advisor Cash Reserves

Financial Notes (continued)

3. Risk Factors (continued):

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of these and other principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

CSIM and its affiliates have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board, to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses as follows:

Sweep Shares	0.66%
Premier Sweep Shares	0.59%

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

 27

 Schwab Advisor Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each share class of the fund. CSIM and its affiliates may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by the fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab Advisor Cash Reserves
Sweep Shares	$15,882,287	$21,168,260	$19,328,373	$56,378,920
Premier Sweep Shares	$30,275,610	$44,182,521	$39,977,192	$114,435,323

As of December 31, 2012, the fund had recoupable expenses expire in the amount of $7,890,129 and $13,137,784 for Sweep Shares and Premier Sweep Shares, respectively.

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

During the period, the Schwab Advisor Cash Reserves received a payment of $796,236, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the fund’s shares in prior periods. This payment is presented in the fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in the fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

28

 Schwab Advisor Cash Reserves

Financial Notes (continued)

6. Borrowing from Banks (continued):

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:

As of December 31, 2012, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the fund had capital loss carryforwards of $1,362,975 available to offset future net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the fund had no capital losses deferred and had $40,354 capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

Current period distributions
Ordinary income	$1,999,440

Prior period distributions
Ordinary income	$2,054,071

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, no such reclassifications were required.

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the fund did not incur any interest or penalties.

8. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Advisor Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Advisor Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

30

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 31

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

32

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 33

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

34

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 35

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 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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•	APPLICATION AND REGISTRATION INFORMATION.

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•	to help us process transactions for your account;

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We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
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Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
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Schwab Target 2015 Fund
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Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
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Printed on recycled paper.
MFR31382-08
00093390

Annual report dated December 31, 2012, enclosed.

Schwab Taxable Money Funds

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Treasury Obligations Money Fundtm

Schwab Value Advantage
Money Fund®

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Schwab Taxable Money Funds

Annual Report
December 31, 2012

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Treasury Obligations Money Fundtm

Schwab Value Advantage
Money Fund®

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Taxable Money Funds. These funds are part of CSIM’s core investment solutions for investing in short-term money market securities, and are designed to provide investors with stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, interest rates on money market securities remained low. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. Overseas, concerns earlier this year regarding the euro zone’s sovereign debt crisis began to fade as European leaders passed legislation to try to resolve the situation, while the European Central Bank provided significant funds to banks at very low interest rates.

In other industry matters, money market fund reform was heavily debated in 2012, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about the Schwab Taxable Money Funds, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these products by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

2 Schwab Taxable Money Funds

Fund Management

Linda Klingman, Managing Director and Head of Taxable Money Market Strategies, leads the portfolio management team of Schwab’s prime and government taxable money funds. Ms. Klingman is also responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management, Inc. for five years. She has managed money market funds since 1988.

Lynn Paschen, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day management of the Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, and Schwab Treasury Obligations Money Fund. Prior to joining CSIM in 2011, Ms. Paschen held a number of positions at American Century Investments. She most recently was a portfolio manager, and from 2000 to 2003 worked as a fixed income trader. She has managed money market funds since 2003.

Mike Neitzke, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Value Advantage Money Fund. Prior to joining CSIM in 2001, Mr. Neitzke spent 10 years as a principal at Wells Capital Management, where he managed taxable money market funds, including SEC-registered and ERISA-qualified funds. Prior to that, he was a portfolio manager with Union Capital Advisors in Los Angeles. He has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Value Advantage Money Fund. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he was a senior trader of the taxable money market funds at American Century Investments for three years.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Schwab Taxable Money Funds 3

Schwab Government Money Fund™

The Schwab Government Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund principally invests in U.S. government securities, such as U.S. Treasury bills and notes, government agency discount notes, and repurchase agreements.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

Yields on short-term Treasuries rose, due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements and short-term government securities for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the period, as Operation Twist helped to drive rates on repurchase agreements (repos) higher, the fund’s allocation to these investments was increased. Additionally, as elevated repo rates pressured rates on other government securities higher, the weighted average maturity (WAM) of the fund was extended. As a result, the fund’s WAM increased from 47 days at the end of the first quarter to 53 days at the end of the report period.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	43.7%
16-30 Days	10.2%
31-60 Days	13.7%
61-90 Days	9.2%
91-120 Days	9.7%
More than 120 Days	13.5%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	53 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type

% of investments

Government Agency Debt	69.9%
Treasury Debt	8.6%
Repurchase Agreement
Government Agency	17.8%
Treasury	3.7%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

4 Schwab Government Money Fundtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Government Money Fund
Sweep
Shares

Ticker Symbol	SWGXX
Minimum Initial Investment	*

Seven-Day Yield[1]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.03%

Seven-Day Effective Yield[1]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.53% to the seven-day yield.

Schwab Government Money Fundtm 5

Schwab U.S. Treasury Money Fund™

The Schwab U.S. Treasury Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government, under normal circumstances holding at least 80% of its net assets in U.S. Treasury securities.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

Yields on short-term Treasuries rose, due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply helped to keep rates elevated for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. With short-term Treasury yields rising, the weighted average maturity (WAM) of the fund was extended, increasing from 50 days at the end of the first quarter to 55 days at the end of the report period.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	19.4%
16-30 Days	24.4%
31-60 Days	31.0%
61-90 Days	11.0%
91-120 Days	2.4%
More than 120 Days	11.8%
Total	100.0%

 Statistics

Weighted Average Maturity[3]	55 Days
Credit Quality Of Holdings[4] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type2

% of investments

Treasury Debt	100.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	The Fund may elect to invest up to 20 percent of its net assets in (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Please refer to the fund prospectus for further details on investment objectives, risks, charges, tax implications and expenses.
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

6 Schwab U.S. Treasury Money Fundtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab U.S. Treasury Money Fund
Sweep
Shares

Ticker Symbol	SWUXX
Minimum Initial Investment	*

Seven-Day Yield[1]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.13%

Seven-Day Effective Yield[1]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a non-negative net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.48% to the seven-day yield.

Schwab U.S. Treasury Money Fundtm 7

Schwab Treasury Obligations Money Fund™

The Schwab Treasury Obligations Money Fund (the fund) seeks current income consistent with stability of capital and liquidity. To pursue its goal, the fund typically invests in securities backed by the full faith and credit of the U.S. government and repurchase agreements backed by such investments.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

Yields on short-term Treasuries rose, due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements for much of the year.

Positioning and Strategies. The fund was launched on April 24, 2012. Over its short tenure, the fund’s investment adviser focused on stability of capital and ensuring liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the period, as Operation Twist helped to drive up rates on repurchase agreements, the fund’s allocation to these investments was maintained. Additionally, with short-term Treasury yields rising, the weighted average maturity (WAM) of the fund was extended. As a result, the fund’s WAM increased from 19 days at the end of the second quarter to 41 days at the end of the report period.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	70.2%
16-30 Days	2.1%
31-60 Days	6.0%
61-90 Days	4.1%
91-120 Days	5.6%
More than 120 Days	12.0%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	41 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type

% of investments

Treasury Debt	34.5%
Repurchase Agreement
Treasury	65.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

8 Schwab Treasury Obligations Money Fundtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Treasury Obligations Money Fund
	Sweep	Value Advantage
	Shares	Shares

Ticker Symbol	SNTXX	SNOXX
Minimum Initial Investment[1]	*	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.15%	-0.17%

Seven-Day Effective Yield[3]	0.01%	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a non-negative net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.48% and 0.28% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.

Schwab Treasury Obligations Money Fundtm 9

Schwab Value Advantage Money Fund®

The Schwab Value Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government or its agencies or instrumentalities.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

The supply of taxable money market securities that the fund typically buys continued to decline, pressuring yields lower. Short-term Treasuries were an exception, with yields on these securities rising due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements and short-term government securities for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the first quarter of 2012, as a result of ongoing credit concerns, the fund’s exposure to Europe was reduced and weighted average maturities (WAMs) in the low to mid-30s were maintained. But with improved liquidity and market sentiment following the ECB’s LTRO announcement, the fund’s exposure to European institutions was increased. For example, the fund resumed investment in select institutions in France during October, after having eliminated exposure earlier in the year. Over the report period, the fund’s WAM was extended from 33 days to 45 days. The investment adviser continues to closely monitor events across Europe and will adjust portfolio exposures as conditions warrant.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	41.8%
16-30 Days	8.5%
31-60 Days	18.0%
61-90 Days	16.2%
91-120 Days	4.6%
More than 120 Days	10.9%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	45 Days
Credit Quality Of Holdings[3] % of portfolio	99.96% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	9.7%
Financial Company	11.4%
Other	3.2%
Certificate Of Deposit	43.7%
Government Agency Debt	4.1%
Other Instrument	8.1%
Variable Rate Demand Note	0.3%
Other Note	0.4%
Repurchase Agreement
Government Agency	14.3%
Treasury	2.4%
Other	2.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

10 Schwab Value Advantage Money Fund®

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Value Advantage Money Fund
	Investor	Select	Institutional	Institutional Prime
	Shares	Shares®	Shares	Shares®

Ticker Symbol	SWVXX	SWBXX	SWAXX	SNAXX
Minimum Initial Investment[1]	$25,000[2]	$1,000,000	$3,000,000	$10,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.07%	0.10%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.15%	-0.15%	-0.06%	-0.04%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.07%	0.10%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Investor Shares and Select Shares was 0.01% throughout the entire period.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver (if any), the fund’s yield would have been lower. For additional details, see financial note 4.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver (if any). The voluntary expense waiver added 0.12% and 0.02% to the seven-day yield of the Investor Shares and Select Shares, respectively.

Schwab Value Advantage Money Fund® 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab Government Money Fundtm
Actual Return	0.18%	$1,000	$1,000.10	$0.90
Hypothetical 5% Return	0.18%	$1,000	$1,024.23	$0.92

Schwab U.S. Treasury Money Fundtm
Actual Return	0.11%	$1,000	$1,000.10	$0.55
Hypothetical 5% Return	0.11%	$1,000	$1,024.58	$0.56

Schwab Treasury Obligations Money Fundtm
Sweep Shares
Actual Return	0.16%	$1,000	$1,000.10	$0.80
Hypothetical 5% Return	0.16%	$1,000	$1,024.33	$0.81
Value Advantage Shares®
Actual Return	0.15%	$1,000	$1,000.10	$0.75
Hypothetical 5% Return	0.15%	$1,000	$1,024.38	$0.76

Schwab Value Advantage Money Fund®
Investor Shares
Actual Return	0.31%	$1,000	$1,000.10	$1.56
Hypothetical 5% Return	0.31%	$1,000	$1,023.58	$1.58
Select Shares®
Actual Return	0.31%	$1,000	$1,000.10	$1.56
Hypothetical 5% Return	0.31%	$1,000	$1,023.58	$1.58
Institutional Shares
Actual Return	0.24%	$1,000	$1,000.40	$1.21
Hypothetical 5% Return	0.24%	$1,000	$1,023.93	$1.22
Institutional Prime Shares®
Actual Return	0.21%	$1,000	$1,000.60	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.08	$1.07

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

12 Schwab Taxable Money Funds

Schwab Government Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.01		0.09		1.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.16	[2]	0.15	[2]	0.23	[2]	0.50	[2,3]	0.73 [4]
Gross operating expenses	0.73		0.73		0.73		0.74		0.75
Net investment income (loss)	0.01		0.01		0.01		0.09		1.86
Net assets, end of period ($ x 1,000,000)	19,445		17,829		14,514		14,555		15,473

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.
4 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.

See financial notes 13

 Schwab Government Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

63.8%		Fixed-Rate Obligations	12,410,018,092	12,410,018,092
14.9%		Variable-Rate Obligations	2,883,898,737	2,883,898,737
21.5%		Repurchase Agreements	4,181,885,875	4,181,885,875

100.2%		Total Investments	19,475,802,704	19,475,802,704
(0	.2)%	Other Assets and Liabilities, Net		(31,167,967)

100.0%		Net Assets		19,444,634,737

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 63.8% of net assets

Government Agency Debt 55.2%
Fannie Mae		0.09%		01/02/13	80,000,000	79,999,811
		0.12%		01/02/13	145,487,000	145,486,515
		0.16%		01/02/13	169,542,000	169,541,269
		0.15%		01/02/13	271,705,647	271,704,520
		0.14%		01/02/13	42,500,000	42,499,841
		0.11%		01/02/13	180,472,000	180,471,448
		0.18%		01/09/13	1,500,000	1,499,942
		0.14%		01/14/13	100,000,000	99,994,944
		0.12%		01/14/13	100,000,000	99,995,667
		0.16%		02/01/13	190,589,673	190,563,741
		0.13%		02/01/13	15,000,000	14,998,375
		0.15%		02/13/13	3,539,000	3,538,387
		0.16%		02/14/13	5,500,000	5,498,958
		0.04%		02/19/13	45,600,000	45,597,828
		0.13%		02/19/13	75,000,000	74,986,729
		0.14%		02/19/13	60,000,000	59,988,567
		0.08%		02/20/13	35,810,000	35,806,021
		0.16%		02/20/13	25,497,000	25,491,334
		0.17%		02/20/13	25,000,000	24,994,097
		1.75%		02/22/13	274,000,000	274,624,661
		0.15%		03/01/13	431,411,000	431,306,957
		0.14%		03/01/13	28,834,640	28,828,136
		0.16%		03/01/13	50,000,000	49,986,889
		0.12%		03/13/13	25,000,000	24,994,281
		4.38%		03/15/13	34,860,000	35,158,790
		0.10%		03/27/13	95,000,000	94,978,691
		0.14%		04/01/13	300,000,000	299,895,000
		0.16%		04/01/13	100,000,000	99,960,000
		0.19%		04/01/13	175,000,000	174,916,875
		0.16%		04/10/13	65,000,000	64,971,400
		0.17%		04/17/13	50,000,000	49,974,972
		0.16%		05/01/13	75,000,000	74,960,000
		0.18%		05/01/13	100,000,000	99,940,000
		1.75%		05/07/13	100,130,000	100,675,857

14 See financial notes

 Schwab Government Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		1.13%		09/17/13	32,308,000	32,521,492
		1.00%		09/23/13	100,000,000	100,581,828
		4.63%		10/15/13	160,364,000	165,908,498

Farm Credit System		0.19%		09/25/13	46,500,000	46,499,140

Federal Home Loan Bank		0.07%		01/02/13	50,000,000	49,999,903
		0.12%		01/02/13	39,100,000	39,099,870
		0.12%		01/04/13	2,525,000	2,524,975
		0.05%		01/08/13	9,400,000	9,399,909
		0.19%		01/09/13	60,500,000	60,500,198
		0.18%		01/10/13	58,000,000	57,999,980
		0.19%		01/14/13	131,840,000	131,841,260
		0.13%		01/17/13	11,800,000	11,800,265
		0.04%		01/23/13	202,000,000	201,995,679
		0.17%		01/30/13	16,000,000	16,000,355
		0.16%		02/01/13	50,000,000	50,003,114
		0.05%		02/01/13	29,500,000	29,498,857
		0.06%		02/01/13	39,600,000	39,597,954
		0.15%		02/06/13	74,300,000	74,301,561
		0.09%		02/06/13	2,000,000	1,999,820
		0.17%		02/06/13	8,000,000	8,000,133
		0.18%		02/13/13	50,000,000	49,989,250
		0.16%		02/13/13	100,000,000	99,996,118
		0.17%		02/13/13	50,000,000	49,999,509
		0.13%		02/14/13	8,600,000	8,599,712
		0.13%		02/15/13	35,000,000	34,994,313
		0.18%		02/15/13	85,000,000	84,996,551
		0.19%		02/15/13	40,000,000	40,002,267
		0.13%		02/20/13	1,400,000	1,399,747
		0.16%		02/20/13	40,800,000	40,791,009
		0.19%		02/27/13	100,000,000	100,007,232
		3.38%		02/27/13	11,165,000	11,221,496
		0.18%		02/28/13	100,000,000	100,000,946
		0.07%		03/01/13	100,000,000	99,988,528
		0.13%		03/04/13	100,000,000	99,978,472
		0.08%		03/13/13	36,275,000	36,269,634
		0.08%		03/15/13	150,000,000	149,977,187
		0.83%		03/15/13	5,000,000	5,006,239
		0.08%		03/20/13	143,896,000	143,871,058
		0.09%		03/20/13	25,000,000	24,995,125
		0.16%		03/20/13	42,300,000	42,285,794
		0.09%		03/22/13	388,050,000	387,976,702
		0.15%		03/22/13	2,138,000	2,137,287
		0.19%		03/25/13	61,740,000	61,754,231
		1.00%		03/27/13	87,960,000	88,142,917
		0.25%		04/10/13	150,000,000	150,025,557
		0.25%		04/11/13	111,775,000	111,771,019
		0.23%		04/16/13	30,000,000	30,005,453
		0.25%		04/17/13	50,000,000	50,000,000
		0.17%		04/24/13	60,000,000	59,968,925
		0.24%		04/26/13	111,400,000	111,423,951
		0.37%		05/01/13	115,000,000	115,061,115
		0.13%		05/03/13	100,000,000	99,955,944
		0.20%		05/24/13	150,000,000	149,968,912
		0.25%		06/07/13	98,000,000	98,000,000
		0.13%		06/12/13	20,000,000	19,988,750
		0.17%		06/20/13	50,000,000	49,993,679
		0.13%		06/21/13	50,000,000	49,997,653
		0.25%		07/01/13	75,000,000	74,987,498
		0.25%		07/02/13	150,000,000	149,985,819
		0.25%		09/06/13	89,400,000	89,436,430
		4.00%		09/06/13	50,625,000	51,941,502
		4.50%		09/16/13	14,385,000	14,825,153
		0.21%		09/24/13	100,000,000	99,990,526

See financial notes 15

 Schwab Government Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.35%		09/30/13	62,755,000	62,828,594
		0.30%		12/12/13	69,000,000	69,076,573

Freddie Mac		1.38%		01/09/13	200,000,000	200,051,373
		0.07%		01/14/13	5,000,000	4,999,874
		0.14%		01/14/13	84,034,000	84,029,752
		0.10%		01/15/13	100,000,000	99,996,111
		4.50%		01/15/13	21,985,000	22,021,595
		0.12%		01/16/13	50,000,000	49,997,500
		0.15%		01/22/13	3,700,000	3,699,676
		0.14%		01/29/13	25,000,000	24,997,278
		0.15%		02/04/13	10,000,000	9,998,583
		0.13%		02/06/13	100,000,000	99,987,000
		0.15%		02/27/13	55,000,000	54,986,937
		0.15%		03/12/13	100,000,000	99,970,833
		0.15%		03/15/13	50,000,000	49,984,792
		0.11%		03/21/13	100,000,000	99,975,861
		0.08%		03/25/13	17,308,000	17,304,927
		0.15%		03/25/13	111,600,000	111,561,405
		0.16%		03/25/13	50,000,000	49,981,556
		0.15%		03/26/13	150,000,000	149,947,500
		0.16%		04/01/13	10,000,000	9,996,000
		0.15%		04/02/13	245,000,000	244,907,104
		0.13%		04/09/13	80,000,000	79,971,689
		0.17%		04/15/13	80,000,000	79,961,867
		0.16%		04/18/13	17,500,000	17,491,678
		0.12%		04/24/13	87,600,000	87,567,004
		0.16%		04/24/13	175,000,000	174,912,111
		0.14%		05/01/13	100,000,000	99,953,333
		0.18%		05/13/13	75,000,000	74,950,500
		0.10%		05/14/13	100,000,000	99,963,056
		0.09%		05/14/13	100,000,000	99,966,750
		3.50%		05/29/13	200,000,000	202,718,673
		0.17%		06/18/13	50,000,000	49,960,333
		0.10%		06/25/13	100,000,000	99,951,389

						10,737,283,711

Treasury Debt 8.6%
United States Treasury Department		0.09%		01/03/13	100,000,000	99,999,500
		0.05%		01/10/13	100,000,000	99,998,750
		0.10%		01/17/13	100,000,000	99,995,555
		0.04%		01/24/13	65,000,000	64,998,547
		0.03%		01/24/13	200,000,000	199,996,742
		0.04%		01/24/13	700,000,000	699,981,792
		2.88%		01/31/13	184,000,000	184,411,028
		0.11%		02/07/13	100,000,000	99,988,694
		0.63%		02/28/13	30,000,000	30,023,505
		0.05%		03/21/13	18,000,000	17,997,985
		1.13%		06/15/13	75,000,000	75,342,283

						1,672,734,381

Total Fixed-Rate Obligations
(Cost $12,410,018,092)						12,410,018,092

Variable-Rate Obligations 14.9% of net assets

Government Agency Debt 14.9%
Fannie Mae		0.34%	01/02/13	01/10/13	5,000,000	5,000,063

Farm Credit System		0.13%	01/04/13	02/04/13	75,000,000	75,000,024
		0.13%	01/21/13	02/21/13	95,000,000	95,001,443
		0.30%	01/02/13	07/10/13	2,000,000	2,000,793

16 See financial notes

 Schwab Government Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.18%	01/24/13	07/24/13	92,690,000	92,706,148

Federal Home Loan Bank		0.36%	01/02/13	04/11/13	90,000,000	90,003,745
		0.23%	01/02/13	04/11/13	150,000,000	150,000,000
		0.35%	01/02/13	06/07/13	122,500,000	122,500,000
		0.19%	01/02/13	07/17/13	225,000,000	224,956,299
		0.21%	01/02/13	07/23/13	100,000,000	99,991,533
		0.19%	01/02/13	07/25/13	100,000,000	99,980,014
		0.22%	01/02/13	07/26/13	100,000,000	99,994,356
		0.19%	01/02/13	08/01/13	29,350,000	29,349,138
		0.21%	01/02/13	08/01/13	100,000,000	99,990,707
		0.22%	01/02/13	08/22/13	95,000,000	94,993,814
		0.22%	01/02/13	09/04/13	50,000,000	50,010,182
		0.17%	01/03/13	01/03/14	75,000,000	74,984,761
		0.23%	01/02/13	02/03/14	100,000,000	99,944,903

Freddie Mac
		0.34%	01/02/13	01/24/13	123,690,000	123,691,509
		0.16%	01/04/13	02/04/13	200,000,000	199,990,522
		0.17%	01/21/13	03/21/13	215,000,000	215,014,599
		0.16%	01/06/13	05/06/13	350,000,000	349,982,988
		0.16%	01/03/13	06/03/13	25,000,000	24,999,016
		0.16%	01/17/13	06/17/13	213,840,000	213,812,180
		0.30%	01/10/13	11/08/13	150,000,000	150,000,000

Total Variable-Rate Obligations
(Cost $2,883,898,737)						2,883,898,737

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 21.5% of net assets

Government Agency Repurchase Agreement 17.8%
Barclays Capital, Inc
Issued 12/12/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $3,127,180, 2.95% - 4.02%, due 08/01/34 - 02/01/42)		0.18%		01/07/13	3,000,390	3,000,000
Issued 10/18/12, repurchase date 01/16/13 (Collateralized by U.S. Government Agency Securities valued at $234,000,000, 1.36% - 6.20%, due 11/01/14 - 10/01/42)		0.20%		01/07/13	225,101,250	225,000,000

BNP Paribas Securities Corp
Issued 12/14/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $309,000,001, 2.50% - 6.00%, due 06/01/26 - 11/01/42)		0.17%		01/07/13	300,034,000	300,000,000
Issued 12/18/12, repurchase date 01/17/13 (Collateralized by U.S. Government Agency Securities valued at $118,650,000, 0.71% - 3.50%, due 10/15/30 - 05/20/40)		0.16%		01/07/13	113,010,044	113,000,000

Credit Suisse Securities (USA), LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $542,525,213, 1.00% - 6.21%, due 03/27/13 - 10/23/39)		0.22%		01/02/13	531,892,376	531,885,875
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $524,280,315, 0.00% - 10.00%, due 03/15/14 - 12/16/52)		0.20%		01/07/13	514,019,989	514,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $114,400,000, 2.75% - 4.00%, due 11/01/26 - 10/01/41)		0.25%		01/02/13	110,001,528	110,000,000

See financial notes 17

 Schwab Government Money Fund

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Issued 11/20/12, repurchase date 02/19/13 (Collateralized by U.S. Government Agency Securities valued at $208,588,884, 0.46% - 7.00%, due 09/25/29 - 12/25/42)		0.23%		01/07/13	200,061,333	200,000,000
Issued 10/11/12, repurchase date 01/09/13 (Collateralized by U.S. Government Agency Securities valued at $156,000,001, 2.50% - 7.00%, due 07/01/27 - 11/25/42)		0.26%		01/07/13	150,095,333	150,000,000

Goldman Sachs & Co
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency securities valued at $52,500,001, 2.50% - 6.50%, due 05/20/27 - 11/20/42)		0.22%		01/04/13	50,002,139	50,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $26,250,000, 3.50% - 6.50%, due 02/15/27 - 12/20/42)		0.22%		01/07/13	25,001,069	25,000,000

JP Morgan Securities, LLC
Issued 12/13/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $257,586,285, 0.96% - 5.50%, due 05/15/16 - 06/15/40)	a	0.26%		01/14/13	250,057,778	250,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $319,300,000, 0.00% - 5.00%, due 09/15/32 - 12/15/42)		0.18%		01/02/13	310,003,100	310,000,000
Issued 12/05/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency Securities valued at $257,500,000, 0.76% - 3.85%, due 03/15/39 - 06/15/41)		0.16%		01/04/13	250,033,333	250,000,000
Issued 12/24/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $437,750,001, 2.00% - 6.50%, due 03/15/29 - 06/16/43)		0.12%		01/07/13	425,019,833	425,000,000

						3,456,885,875

Treasury Repurchase Agreement 3.7%
Barclays Capital, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $346,800,096, 0.00% - 2.88%, due 01/31/13 - 09/30/17)		0.20%		01/02/13	340,003,778	340,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $112,200,056, 0.25% - 0.63%, due 09/30/14 - 08/31/17)		0.15%		01/02/13	110,000,917	110,000,000

Goldman Sachs & Co
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Treasury Securities valued at $96,900,079, 1.00% - 6.25%, due 07/15/13 - 08/15/23)		0.15%		01/04/13	95,002,771	95,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Treasury Securities valued at $183,600,077, 2.25%, due 01/31/15)		0.15%		01/07/13	180,005,250	180,000,000

						725,000,000

Total Repurchase Agreements
(Cost $4,181,885,875)						4,181,885,875

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $19,475,802,704.

a	Illiquid security. At the period end, the value of these amounted to $250,000,000 or 1.3% of net assets.

18 See financial notes

 Schwab Government Money Fund

Portfolio Holdings continued

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 19

 Schwab Government Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$15,293,916,829
Repurchase agreements, at cost and value	+	4,181,885,875

Total investments, at cost and value (Note 2a)		19,475,802,704
Cash		1
Receivables:
Interest		13,033,727
Prepaid expenses	+	171,444

Total assets		19,489,007,876

Liabilities

Payables:
Investments bought		43,826,511
Shareholder services fees		214,880
Accrued expenses	+	331,748

Total liabilities		44,373,139

Net Assets

Total assets		19,489,007,876
Total liabilities	−	44,373,139

Net assets		$19,444,634,737

Net Assets by Source
Capital received from investors		19,444,615,107
Net investment income not yet distributed		19,630

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$19,444,634,737		19,445,517,506		$1.00

20 See financial notes

 Schwab Government Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$30,182,130

Expenses

Investment adviser and administrator fees		54,614,257
Shareholder service fees		69,752,343
Shareholder reports		644,582
Registration fees		547,021
Portfolio accounting fees		451,072
Custodian fees		340,874
Professional fees		103,527
Trustees’ fees		80,491
Transfer agent fees		17,201
Interest expense		4
Other expenses	+	363,355

Total expenses		126,914,727
Expense reduction by CSIM and its affiliates	−	98,480,707
Custody credits	−	502

Net expenses	−	28,433,518

Net investment income		1,748,612

Realized Gains (Losses)

Net realized gains on investments		26,210

Increase in net assets resulting from operations		$1,774,822

See financial notes 21

 Schwab Government Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$1,748,612	$1,538,581
Net realized gains	+	26,210	133,851

Increase in net assets from operations		1,774,822	1,672,432

Distributions to Shareholders

Distributions from net investment income		(1,748,644)	(1,538,581)

Transactions in Fund Shares*

Shares sold		76,075,888,912	76,440,388,226
Shares reinvested		1,650,933	1,436,904
Shares redeemed	+	(74,462,427,497)	(73,126,232,169)

Net transactions in fund shares		1,615,112,348	3,315,592,961

Net Assets

Beginning of period		17,829,496,211	14,513,769,399
Total increase	+	1,615,138,526	3,315,726,812

End of period		$19,444,634,737	$17,829,496,211

Net investment income not yet distributed		$19,630	$4,338

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

22 See financial notes

Schwab U.S. Treasury Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.01
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.01
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.01)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.01		0.01		1.35

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.08	[2]	0.06	[2]	0.16	[2]	0.36	[2,3]	0.59 [4]
Gross operating expenses	0.72		0.72		0.72		0.72		0.74
Net investment income (loss)	0.01		0.01		0.01		0.01		1.02
Net assets, end of period ($ x 1,000,000)	23,526		25,876		18,004		19,509		31,986

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 23

 Schwab U.S. Treasury Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

99.8%	Fixed-Rate Obligations	23,477,682,076	23,477,682,076

99.8%	Total Investments	23,477,682,076	23,477,682,076
0.2%	Other Assets and Liabilities, Net		48,440,726

100.0%	Net Assets		23,526,122,802

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 99.8% of net assets

Treasury Debt 99.8%
United States Treasury Department		0.01%		01/03/13	117,806,000	117,805,967
		0.05%		01/03/13	45,000,000	44,999,888
		0.06%		01/03/13	550,000,000	549,998,254
		0.08%		01/03/13	8,625,000	8,624,961
		0.00%		01/10/13	317,132,800	317,132,721
		0.03%		01/10/13	950,000,000	949,994,031
		0.05%		01/10/13	700,000,000	699,991,294
		0.06%		01/10/13	530,000,000	529,992,050
		0.07%		01/10/13	350,000,000	349,994,225
		1.38%		01/15/13	988,000,000	988,471,147
		0.01%		01/17/13	1,100,000,000	1,099,995,111
		0.02%		01/17/13	325,000,000	324,997,767
		0.03%		01/17/13	600,000,000	599,993,333
		0.05%		01/17/13	250,000,000	249,994,333
		0.02%		01/24/13	250,000,000	249,996,806
		0.03%		01/24/13	250,000,000	249,996,007
		0.04%		01/24/13	345,000,000	344,990,632
		0.05%		01/24/13	2,500,000,000	2,499,925,122
		0.10%		01/24/13	100,000,000	99,993,611
		0.63%		01/31/13	2,587,000,000	2,588,107,095
		2.88%		01/31/13	590,000,000	591,307,249
		0.10%		02/07/13	4,046,000	4,045,595
		0.10%		02/14/13	350,000,000	349,957,008
		0.11%		02/14/13	1,040,000,000	1,039,866,106
		1.38%		02/15/13	821,000,000	822,243,512
		3.88%		02/15/13	370,000,000	371,702,437
		0.10%		02/21/13	250,000,000	249,966,354
		0.08%		02/28/13	20,826,000	20,823,299
		0.63%		02/28/13	907,000,000	907,754,163
		2.75%		02/28/13	337,000,000	338,409,897
		0.01%		03/07/13	200,000,000	199,994,944
		0.09%		03/07/13	240,000,000	239,960,350
		0.14%		03/07/13	250,000,000	249,938,837
		0.03%		03/14/13	350,000,000	349,977,250
		1.38%		03/15/13	245,000,000	245,608,475
		0.02%		03/21/13	40,000,000	39,998,244
		0.06%		03/21/13	150,000,000	149,980,250

24 See financial notes

 Schwab U.S. Treasury Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.04%		03/28/13	188,608,000	188,589,977
		0.75%		03/31/13	356,000,000	356,510,029
		2.50%		03/31/13	558,000,000	561,212,657
		1.75%		04/15/13	400,000,000	401,822,807
		0.63%		04/30/13	100,000,000	100,155,473
		3.13%		04/30/13	52,000,000	52,503,429
		0.15%		05/02/13	2,002,000	2,000,967
		0.16%		05/02/13	150,000,000	149,918,829
		0.19%		05/02/13	75,000,000	74,952,608
		1.38%		05/15/13	95,000,000	95,445,264
		0.50%		05/31/13	431,000,000	431,592,906
		3.50%		05/31/13	217,000,000	219,989,552
		1.13%		06/15/13	100,000,000	100,458,720
		0.09%		06/20/13	175,000,000	174,929,757
		0.38%		06/30/13	270,000,000	270,320,815
		0.18%		07/25/13	2,381,000	2,378,587
		0.38%		07/31/13	350,000,000	350,451,830
		4.25%		08/15/13	114,000,000	116,866,064
		3.13%		08/31/13	250,000,000	254,919,213
		3.13%		09/30/13	38,000,000	38,826,157
		0.50%		10/15/13	53,000,000	53,140,481
		0.25%		10/31/13	249,000,000	249,085,220
		0.25%		11/30/13	195,000,000	195,082,409

Total Fixed-Rate Obligations
(Cost $23,477,682,076)						23,477,682,076

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $23,477,682,076.

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 25

 Schwab U.S. Treasury Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$23,477,682,076
Cash		2,411
Receivables:
Interest		48,657,093
Prepaid expenses	+	229,611

Total assets		23,526,571,191

Liabilities

Payables:
Shareholder services fees		105,564
Accrued expenses	+	342,825

Total liabilities		448,389

Net Assets

Total assets		23,526,571,191
Total liabilities	−	448,389

Net assets		$23,526,122,802

Net Assets by Source
Capital received from investors		23,525,862,167
Net investment income not yet distributed		260,635

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$23,526,122,802		23,525,700,269		$1.00

26 See financial notes

 Schwab U.S. Treasury Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$21,919,797

Expenses

Investment adviser and administrator fees		71,748,801
Shareholder service fees		93,998,224
Portfolio accounting fees		582,371
Shareholder reports		534,596
Custodian fees		448,951
Registration fees		255,158
Professional fees		156,541
Trustees’ fees		102,314
Transfer agent fees		18,104
Interest expense		598
Other expenses	+	490,427

Total expenses		168,336,085
Expense reduction by CSIM and its affiliates	−	148,788,054
Custody credits	−	311

Net expenses	−	19,547,720

Net investment income		2,372,077

Realized Gains (Losses)

Net realized gains on investments		120,480

Increase in net assets resulting from operations		$2,492,557

See financial notes 27

 Schwab U.S. Treasury Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$2,372,077	$2,117,699
Net realized gains	+	120,480	454,851

Increase in net assets from operations		2,492,557	2,572,550

Distributions to Shareholders

Distributions from net investment income		(2,363,429)	(2,117,699)

Transactions in Fund Shares*

Shares sold		61,696,620,900	69,718,955,943
Shares reinvested		2,284,877	2,060,190
Shares redeemed	+	(64,048,700,163)	(61,849,622,219)

Net transactions in fund shares		(2,349,794,386)	7,871,393,914

Net Assets

Beginning of period		25,875,788,060	18,003,939,295
Total increase or decrease	+	(2,349,665,258)	7,871,848,765

End of period		$23,526,122,802	$25,875,788,060

Net investment income not yet distributed		$260,635	$28,467

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

28 See financial notes

Schwab Treasury Obligations Money Fund™

Financial Statements

Financial Highlights

	6/5/12[1]–
Sweep Shares	12/31/12

Per-Share Data ($)

Net asset value at beginning of period	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2]
Net realized and unrealized gains (losses)	—

Total from investment operations	0.00	[2]
Less distributions:
Distributions from net investment income	(0.00)[2]

Net asset value at end of period	1.00

Total return (%)	0.01	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.16	[4,5]
Gross operating expenses	0.80	[4]
Net investment income (loss)	0.01	[4]
Net assets, end of period ($ x 1,000,000)	1,348

	4/24/12[1]–
Value Advantage Shares	12/31/12

Per-Share Data ($)

Net asset value at beginning of period	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2]
Net realized and unrealized gains (losses)	—

Total from investment operations	0.00	[2]
Less distributions:
Distributions from net investment income	(0.00)[2]

Net asset value at end of period	1.00

Total return (%)	0.01	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.15	[4,5]
Gross operating expenses	0.79	[4]
Net investment income (loss)	0.01	[4]
Net assets, end of period ($ x 1,000,000)	111

1 Commencement of operations.
2 Per-share amount was less than $0.01.
3 Not annualized.
4 Annualized.
5 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)

See financial notes 29

 Schwab Treasury Obligations Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

34.5%	U.S. Government Securities	503,825,581	503,825,581
65.4%	Repurchase Agreements	954,792,556	954,792,556

99.9%	Total Investments	1,458,618,137	1,458,618,137
0.1%	Other Assets and Liabilities, Net		1,135,698

100.0%	Net Assets		1,459,753,835

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

U.S. Government Securities 34.5% of net assets

Treasury Debt 34.5%
United States Treasury Department		0.05%		01/03/13	55,000,000	54,999,862
		0.01%		01/10/13	10,000,000	9,999,972
		1.38%		01/15/13	5,000,000	5,002,361
		0.02%		01/17/13	25,000,000	24,999,811
		0.04%		01/24/13	5,000,000	4,999,864
		0.63%		01/31/13	15,000,000	15,006,454
		2.88%		01/31/13	10,000,000	10,022,297
		0.11%		02/14/13	10,000,000	9,998,717
		1.38%		02/15/13	7,000,000	7,010,485
		0.08%		02/28/13	6,174,000	6,173,199
		0.09%		02/28/13	9,000,000	8,998,681
		0.63%		02/28/13	20,000,000	20,016,420
		2.75%		02/28/13	10,000,000	10,041,854
		0.09%		03/07/13	10,000,000	9,998,348
		1.38%		03/15/13	5,000,000	5,012,427
		0.05%		03/21/13	25,000,000	24,997,120
		0.14%		03/21/13	10,000,000	9,996,972
		0.75%		03/31/13	5,000,000	5,007,290
		2.50%		03/31/13	5,000,000	5,029,071
		0.04%		04/04/13	70,000,000	69,992,767
		3.13%		04/30/13	11,000,000	11,106,548
		1.38%		05/15/13	20,000,000	20,090,549
		1.13%		06/15/13	10,000,000	10,045,624
		0.09%		06/20/13	25,000,000	24,989,965
		0.38%		07/31/13	65,000,000	65,086,186
		4.25%		08/15/13	5,000,000	5,125,705
		0.50%		10/15/13	25,000,000	25,066,265
		0.25%		10/31/13	20,000,000	20,008,663
		0.25%		11/30/13	5,000,000	5,002,104

Total U.S. Government Securities
(Cost $503,825,581)						503,825,581

30 See financial notes

 Schwab Treasury Obligations Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 65.4% of net assets

Treasury Repurchase Agreement 65.4%
Barclays Capital, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $188,700,063, 0.63% - 3.38%, due 07/31/13 - 07/31/16)		0.20%		01/02/13	185,002,056	185,000,000

Credit Suisse Securities (USA), LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $142,588,563, 1.50%, due 06/30/16)		0.20%		01/02/13	139,794,109	139,792,556

Goldman Sachs & Co
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $61,200,013, 0.25%, due 09/15/15)		0.15%		01/02/13	60,001,750	60,000,000
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Treasury Securities valued at $91,800,082, 1.00%, due 07/15/13)		0.15%		01/04/13	90,002,625	90,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Treasury Securities valued at $142,800,085, 0.75% - 2.63%, due 09/15/13 - 01/31/18)		0.15%		01/07/13	140,004,083	140,000,000

JP Morgan Securities, LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $51,007,126, 4.25% - 5.13%, due 11/15/14 - 11/15/16)		0.15%		01/02/13	50,000,417	50,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $295,800,087, 0.00% - 0.88%, due 06/06/13 - 02/28/17)		0.14%		01/02/13	290,002,256	290,000,000

Total Repurchase Agreements
(Cost $954,792,556)						954,792,556

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $1,458,618,137.

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 31

 Schwab Treasury Obligations Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$503,825,581
Repurchase agreements, at cost and value	+	954,792,556

Total investments, at cost and value (Note 2a)		1,458,618,137
Receivables:
Interest		750,874
Fund shares sold		462,242
Prepaid expenses	+	5,710

Total assets		1,459,836,963

Liabilities

Payables:
Investment adviser and administrator fees		12,302
Fund shares redeemed		70,575
Distributions to shareholders	+	251

Total liabilities		83,128

Net Assets

Total assets		1,459,836,963
Total liabilities	−	83,128

Net assets		$1,459,753,835

Net Assets by Source
Capital received from investors		1,459,753,835

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$1,348,346,966		1,348,346,966		$1.00
Value Advantage Shares	$111,406,869		111,406,869		$1.00

32 See financial notes

 Schwab Treasury Obligations Money Fund

Statement of
Operations
For April 24, 2012* through December 31, 2012

Investment Income

Interest		$450,860

Expenses

Investment adviser and administrator fees		945,544
Shareholder service fees:
Sweep Shares*		946,937
Value Advantage Shares*		76,752
Registration fees		79,803
Shareholder reports		26,900
Portfolio accounting fees		25,541
Professional fees		20,082
Transfer agent fees		18,539
Trustees’ fees		14,335
Custodian fees		12,316
Other expenses	+	1,587

Total expenses		2,168,336
Expense reduction by CSIM and its affiliates	−	1,744,691
Custody credits	−	22

Net expenses	−	423,623

Net investment income		27,237

Increase in net assets resulting from operations		$27,237

*	Commencement of operations.

See financial notes 33

 Schwab Treasury Obligations Money Fund

Statement of
Changes in Net Assets
For the current report period only.

Operations

4/24/12*-12/31/12
Net investment income		$27,237

Increase in net assets from operations		27,237

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(23,739)
Value Advantage Shares	+	(3,498)

Total distributions from net investment income		(27,237)

Transactions in Fund Shares**

Shares Sold
Sweep Shares		3,051,986,951
Value Advantage Shares	+	152,474,995

Total shares sold		3,204,461,946

Shares Reinvested
Sweep Shares		23,429
Value Advantage Shares	+	2,623

Total shares reinvested		26,052

Shares Redeemed
Sweep Shares		(1,703,663,414)
Value Advantage Shares	+	(41,070,749)

Total shares redeemed		(1,744,734,163)

Net transactions in fund shares		1,459,753,835

Net Assets

Beginning of period		—
Total increase	+	1,459,753,835

End of period		$1,459,753,835

*	Commencement of operations.
**	Transactions took place at $1.00 per share; figures for shares quantities are the same as for dollars.

34 See financial notes

Schwab Value Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Investor Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.01		0.24		2.59

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[3,4]	0.26	[3]	0.33	[3]	0.43	[3,5]	0.44 [6]
Gross operating expenses	0.57	[4]	0.57		0.56		0.59		0.56
Net investment income (loss)	0.01		0.01		0.01		0.27		2.60
Net assets, end of period ($ x 1,000,000)	9,930		11,576		15,291		23,242		37,685

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Select Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.03		0.31		2.69

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.27	[7,4]	0.26	[3]	0.32	[3]	0.35	[3,5]	0.34 [6]
Gross operating expenses	0.47	[4]	0.47		0.46		0.49		0.45
Net investment income (loss)	0.01		0.01		0.03		0.35		2.71
Net asset, end of period ($ x 1,000,000)	1,403		1,871		2,617		4,091		6,130

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate.
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of gross operating expenses would have been 0.58% for Investor Shares and 0.48% for Select Shares, respectively, if the State filing fee reimbursement had not been included. There was no impact on the ratio of net operating expenses. (See financial note 4)
5 The ratio of net operating expenses would have been 0.40% for Investor Shares and 0.31% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 The ratio of net operating expenses would have been 0.43% for Investor Shares and 0.33% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)

See financial notes 35

 Schwab Value Advantage Money Fund

Financial Highlights continued

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Institutional Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.05		0.04		0.11		0.39		2.78

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[3,4]	0.23	[3]	0.24	[3]	0.28	[3,5]	0.25 [5]
Gross operating expenses	0.36	[4]	0.36		0.35		0.38		0.35
Net investment income (loss)	0.04		0.04		0.10		0.42		2.77
Net assets, end of period ($ x 1,000,000)	1,264		1,524		2,160		3,087		4,464

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Institutional Prime Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.03
Less Distributions From:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.03)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.08		0.06		0.14		0.42		2.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[3,4]	0.21	[3]	0.21	[3]	0.25	[3,5]	0.22 [5]
Gross operating expenses	0.34	[4]	0.34		0.33		0.35		0.32
Net investment income (loss)	0.08		0.06		0.14		0.43		2.89
Net assets, end of period ($ x 1,000,000)	1,923		1,416		1,975		2,185		2,476

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate.
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of gross operating expenses would have been 0.37% for Institutional Shares and 0.35% for Institutional Prime Shares, respectively, if the State filing fee reimbursement had not been included. There was no impact on the ratio of net operating expenses. (See financial note 4)
5 The ratio of net operating expenses would have been 0.24% for Institutional Shares and 0.21% for Institutional Prime Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

36 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

72.9%	Fixed-Rate Obligations	10,595,053,579	10,595,053,579
8.0%	Variable-Rate Obligations	1,157,020,048	1,157,020,048
19.1%	Repurchase Agreements	2,774,912,796	2,774,912,796

100.0%	Total Investments	14,526,986,423	14,526,986,423
0.0%	Other Assets and Liabilities, Net		(5,725,528)

100.0%	Net Assets		14,521,260,895

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 72.9% of net assets

Asset Backed Commercial Paper 9.7%
Alpine Securitization Corp	a,b,c	0.46%		02/04/13	10,000,000	9,995,656

Atlantis One Funding Corp	a,b,c	0.53%		01/02/13	28,572,000	28,571,579
	a,b,c	0.53%		01/08/13	40,000,000	39,995,878
	a,b,c	0.50%		03/04/13	11,000,000	10,990,528
	a,b,c	0.39%		04/01/13	43,000,000	42,958,075

CAFCO, LLC	a,b,c	0.60%		02/22/13	79,000,000	78,931,533
	a,b,c	1.00%		03/04/13	4,000,000	3,993,111
	a,b,c	0.37%		03/14/13	50,000,000	49,963,000

Cancara Asset Securitisation, LLC	a,b,c	0.22%		01/02/13	12,000,000	11,999,927
	a,b,c	0.25%		01/04/13	29,000,000	28,999,396
	a,b,c	0.25%		01/18/13	38,000,000	37,995,514

Chariot Funding, LLC	a,b,c	0.25%		03/19/13	25,000,000	24,986,632
	a,b,c	0.25%		05/01/13	30,000,000	29,975,000
	a,b,c	0.32%		06/19/13	32,000,000	31,951,929

Ciesco, LLC	a,b,c	1.01%		02/01/13	21,000,000	20,981,917
	a,b,c	0.37%		02/26/13	75,000,000	74,956,833
	a,b,c	1.00%		03/04/13	65,000,000	64,888,056

CRC Funding, LLC	a,b,c	1.00%		02/01/13	61,000,000	60,947,472

Crown Point Capital Company, LLC	a,b,c	0.35%		04/09/13	15,000,000	14,985,708

Fairway Finance Co, LLC	a,b,c	0.24%		01/09/13	17,000,000	16,999,093

Gemini Securitization Corp, LLC	a,b,c	0.30%		01/10/13	82,000,000	81,993,850
	a,b,c	0.28%		02/12/13	14,021,000	14,016,420
	a,b,c	0.28%		03/11/13	25,000,000	24,986,583

Gotham Funding Corp	a,b,c	0.20%		01/08/13	15,993,000	15,992,378

See financial notes 37

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.20%		01/16/13	8,538,000	8,537,288

Govco, LLC	a,b,c	0.37%		02/21/13	25,000,000	24,986,896
	a,b,c	0.37%		03/01/13	51,000,000	50,969,074
	a,b,c	0.38%		03/08/13	12,000,000	11,991,640
	a,b,c	0.37%		03/21/13	62,000,000	61,949,659
	a,b,c	0.37%		03/25/13	20,000,000	19,982,939

Jupiter Securitization Corp	a,b,c	0.27%		03/08/13	24,000,000	23,988,120
	a,b,c	0.32%		05/13/13	11,000,000	10,987,093

Manhattan Asset Funding Capital Co, LLC	a,b,c	0.26%		01/08/13	5,000,000	4,999,747
	a,b,c	0.23%		01/22/13	11,000,000	10,998,524
	a,b,c	0.25%		02/12/13	25,000,000	24,992,708
	a,b,c	0.25%		02/15/13	16,000,000	15,995,000

Market Street Funding Corp	a,b,c	0.23%		01/07/13	19,000,000	18,999,272
	a,b,c	0.21%		01/08/13	29,000,000	28,998,816
	a,b,c	0.21%		01/09/13	12,000,000	11,999,440
	a,b,c	0.22%		03/11/13	27,000,000	26,988,615
	a,b,c	0.22%		03/13/13	59,000,000	58,974,401

MetLife Short Term Funding, LLC	a,b,c	0.40%		02/05/13	44,000,000	43,982,889
	a,b,c	0.40%		02/11/13	76,000,000	75,965,811

Old Line Funding, LLC	a,b,c	0.22%		02/08/13	27,470,000	27,463,621

Sheffield Receivables Corp	a,b,c	0.25%		02/05/13	8,000,000	7,998,056

Thunder Bay Funding, LLC	a,b,c	0.25%		01/18/13	19,085,000	19,082,747

						1,412,888,424

Financial Company Commercial Paper 9.8%
Barclays US Funding Corp	a	0.40%		04/29/13	10,000,000	9,986,889
	a	0.40%		04/30/13	6,000,000	5,992,067

General Electric Capital Corp		0.23%		03/07/13	149,000,000	148,938,124
		0.23%		03/20/13	42,000,000	41,979,070
		0.23%		03/27/13	133,000,000	132,927,774
		0.23%		04/11/13	13,000,000	12,991,694
		0.20%		04/16/13	28,000,000	27,983,667

HSBC USA, Inc		0.25%		02/13/13	72,000,000	71,978,500

ING (U.S.) Funding, LLC	a	0.24%		01/11/13	2,000,000	1,999,867
	a	0.25%		01/16/13	30,000,000	29,996,937
	a	0.28%		02/01/13	87,000,000	86,979,023
	a	0.28%		02/05/13	66,000,000	65,982,033
	a	0.23%		03/19/13	40,500,000	40,480,076
	a	0.23%		04/02/13	40,500,000	40,476,454

JP Morgan Chase & Co		0.27%		01/04/13	23,000,000	22,999,483
		0.30%		03/08/13	43,000,000	42,976,350
		0.30%		04/02/13	9,000,000	8,993,175
		0.29%		06/03/13	14,000,000	13,982,745
		0.29%		06/11/13	19,000,000	18,975,358

Lloyds TSB Bank PLC		0.25%		01/08/13	1,000,000	999,951
		0.25%		01/18/13	63,000,000	62,992,711
		0.25%		02/04/13	17,000,000	16,996,066
		0.26%		03/26/13	21,000,000	20,987,260

Nationwide Building Society		0.45%		01/10/13	49,000,000	48,994,487

38 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.29%		02/14/13	24,000,000	23,991,493

Nordea North America, Inc	a	0.35%		02/08/13	41,000,000	40,984,853
	a	0.36%		02/19/13	8,000,000	7,996,080
	a	0.35%		02/22/13	22,000,000	21,988,878
	a	0.37%		02/22/13	19,000,000	18,989,983
	a	0.35%		02/25/13	51,000,000	50,972,729
	a	0.35%		02/27/13	83,000,000	82,954,004

RBS Holdings USA, Inc	a,c	0.43%		01/16/13	15,000,000	14,997,312
	a,c	0.32%		03/26/13	32,000,000	31,976,107

Skandinaviska Enskilda Banken AB		0.27%		03/01/13	29,000,000	28,987,168
		0.34%		07/09/13	3,000,000	2,994,645

State Street Corp		0.23%		01/09/13	1,000,000	999,949
		0.23%		03/05/13	22,000,000	21,991,145

Westpac Banking Corp	c	0.40%		01/02/13	72,000,000	71,999,200
	c	0.40%		01/03/13	28,000,000	27,999,378

						1,427,412,685

Other Commercial Paper 3.2%
Coca-Cola Co	c	0.25%		03/04/13	41,050,000	41,032,326
	c	0.24%		03/05/13	50,000,000	49,979,000
	c	0.24%		03/06/13	40,000,000	39,982,933
	c	0.24%		03/07/13	40,000,000	39,982,667
	c	0.24%		03/11/13	23,000,000	22,989,420

Reckitt Benckiser Treasury Services PLC	a,c	0.56%		01/23/13	25,000,000	24,991,444
	a,c	0.64%		03/08/13	28,000,000	27,967,147
	a,c	0.49%		06/10/13	21,000,000	20,954,267
	a,c	0.52%		07/19/13	17,000,000	16,951,134

Toyota Motor Credit Corp	a	0.25%		02/28/13	27,000,000	26,989,125
	a	0.32%		03/11/13	50,000,000	49,969,333
	a	0.27%		03/12/13	45,000,000	44,976,375
	a	0.32%		03/18/13	8,000,000	7,994,596
	a	0.32%		03/20/13	44,000,000	43,969,493

						458,729,260

Certificate of Deposit 40.4%
Bank of Montreal		0.20%		01/02/13	8,000,000	8,000,000
		0.31%		02/07/13	15,000,000	15,000,154
		0.22%		02/08/13	148,000,000	148,000,000
		0.31%		02/11/13	87,000,000	87,000,000

Bank of Nova Scotia		0.21%		01/24/13	9,000,000	9,000,000
		0.22%		02/04/13	72,000,000	72,000,000
		0.22%		02/06/13	89,000,000	88,999,555

Bank of the West		0.38%		01/08/13	3,000,000	3,000,000
		0.33%		03/27/13	44,000,000	44,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd
		0.56%		01/02/13	152,000,000	152,000,000
		0.52%		01/10/13	6,000,000	6,000,314
		0.25%		04/12/13	1,000,000	1,000,000
		0.34%		06/24/13	23,000,000	23,000,000
		0.34%		06/26/13	73,000,000	73,000,000
		0.33%		07/09/13	48,000,000	48,000,000

See financial notes 39

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Barclays Bank PLC		0.25%		02/05/13	30,000,000	30,000,000
		0.69%		03/12/13	15,000,000	15,000,000
		0.47%		04/11/13	30,000,000	30,000,000
		0.44%		04/19/13	13,000,000	13,000,000
		0.40%		05/02/13	67,000,000	67,000,000
		0.40%		05/09/13	14,000,000	14,000,000
		0.47%		05/17/13	28,000,000	28,000,000
		0.45%		05/28/13	1,000,000	1,000,000

BNP Paribas		0.38%		02/04/13	73,000,000	73,000,000
		0.34%		03/13/13	61,000,000	61,000,000
		0.28%		03/25/13	83,000,000	83,000,000
		0.60%		06/04/13	4,000,000	4,000,000
		0.59%		06/07/13	59,000,000	59,000,000
		0.59%		06/10/13	83,000,000	83,000,000

Branch Banking & Trust Co		0.23%		03/06/13	70,000,000	70,000,000

Chase Bank USA, NA		0.20%		02/07/13	42,000,000	42,000,000
		0.20%		02/22/13	65,000,000	65,000,000
		0.25%		03/26/13	187,000,000	187,000,000

Commonwealth Bank of Australia		0.22%		01/07/13	21,000,000	21,000,000
		0.24%		01/22/13	2,000,000	2,000,000
		0.33%		02/08/13	20,000,000	20,000,000
		0.22%		03/05/13	84,000,000	84,000,000

Credit Suisse AG		0.54%		01/17/13	48,000,000	48,000,000
		0.50%		01/29/13	103,000,000	103,000,000
		0.33%		04/23/13	43,000,000	43,000,000
		0.33%		05/06/13	93,000,000	93,000,000

Deutsche Bank AG		0.25%		02/14/13	1,000,000	1,000,000
		0.25%		02/15/13	35,000,000	35,000,000
		0.26%		02/21/13	60,000,000	60,000,000
		0.45%		05/14/13	14,000,000	14,000,000
		0.45%		05/15/13	100,000,000	100,000,000
		0.45%		05/24/13	65,000,000	65,000,000
		0.46%		07/09/13	38,000,000	38,000,000

DNB Bank ASA		0.53%		01/03/13	18,000,000	18,000,000
		0.51%		01/14/13	57,000,000	57,000,000
		0.24%		02/07/13	18,000,000	17,999,908
		0.25%		03/05/13	83,000,000	83,000,000

HSBC Bank PLC		0.43%		01/18/13	59,000,000	59,000,139

Lloyds TSB Bank PLC		0.26%		04/01/13	73,000,000	73,000,000
		0.26%		04/10/13	33,000,000	33,000,000

Mitsubishi UFJ Trust & Banking Corp		0.54%		01/07/13	14,000,000	14,000,000
		0.53%		02/07/13	24,000,000	24,000,000
		0.49%		03/05/13	55,000,000	55,000,000
		0.48%		03/06/13	55,000,000	55,000,000
		0.35%		05/08/13	3,000,000	3,000,000
		0.34%		06/19/13	11,000,000	11,000,000
		0.33%		07/09/13	58,000,000	58,000,000
		0.33%		07/10/13	32,000,000	32,000,000

Mizuho Corporate Bank Ltd		0.26%		01/28/13	69,000,000	69,000,000
		0.27%		03/20/13	68,000,000	68,000,000
		0.27%		03/26/13	20,000,000	20,000,000

National Australia Bank Ltd		0.41%		01/08/13	51,000,000	51,000,000

40 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.22%		02/06/13	99,000,000	99,000,000
		0.38%		05/30/13	75,000,000	75,000,000
		0.34%		06/17/13	13,000,000	13,000,000
		0.36%		07/11/13	45,000,000	45,000,000
		0.35%		08/01/13	14,000,000	14,000,000

Nordea Bank Finland PLC		0.24%		02/14/13	71,000,000	71,000,000
		0.21%		04/12/13	49,000,000	49,000,000

Rabobank Nederland		0.51%		01/23/13	120,000,000	120,000,000
		0.48%		03/01/13	15,000,000	15,000,000
		0.37%		04/08/13	12,000,000	12,000,000
		0.34%		04/10/13	70,000,000	70,000,000
		0.36%		04/17/13	30,000,000	30,000,000
		0.30%		05/14/13	120,000,000	120,000,000
		0.30%		06/04/13	93,000,000	93,000,000

Skandinaviska Enskilda Banken AB		0.25%		02/07/13	44,000,000	44,000,000
		0.28%		03/06/13	15,000,000	15,000,000
		0.34%		06/20/13	45,000,000	45,000,000

Societe Generale		0.38%		02/01/13	147,000,000	147,000,000
		0.68%		07/01/13	71,000,000	71,000,000

State Street Bank & Trust Company, NA		0.19%		01/15/13	48,000,000	48,000,000
		0.21%		03/12/13	112,000,000	112,000,000

Sumitomo Mitsui Banking Corp		0.32%		01/02/13	18,000,000	18,000,000
		0.51%		01/07/13	104,000,000	104,000,000
		0.47%		02/01/13	46,000,000	46,000,000
		0.25%		03/26/13	4,000,000	4,000,000
		0.26%		04/05/13	1,000,000	1,000,000
		0.35%		05/01/13	39,000,000	39,000,000
		0.34%		05/06/13	51,000,000	51,000,000
		0.34%		05/08/13	26,000,000	26,000,000
		0.34%		06/06/13	30,000,000	30,000,000

Sumitomo Mitsui Trust Bank Ltd		0.32%		01/02/13	6,000,000	6,000,000
		0.31%		01/10/13	22,000,000	22,000,000
		0.26%		02/04/13	20,000,000	20,000,000
		0.27%		04/02/13	100,000,000	100,000,000

Svenska Handelsbanken AB		0.24%		01/17/13	16,000,000	16,000,000
		0.23%		01/23/13	20,000,000	20,000,000
		0.24%		02/13/13	59,000,000	59,000,000
		0.24%		02/14/13	9,000,000	9,000,000
		0.24%		02/21/13	55,000,000	55,000,000
		0.24%		03/01/13	61,000,000	61,000,000

Toronto-Dominion Bank		0.19%		01/02/13	67,000,000	67,000,000
		0.17%		01/04/13	18,000,000	18,000,000
		0.19%		01/17/13	108,000,000	108,000,000
		0.20%		01/23/13	70,000,000	70,000,000
		0.30%		01/25/13	96,000,000	96,000,000
		0.20%		01/29/13	56,000,000	56,000,000
		0.22%		02/04/13	8,000,000	8,000,000
		0.29%		02/08/13	57,000,000	57,000,000
		0.29%		02/13/13	10,000,000	10,000,000
		0.23%		03/05/13	82,000,000	82,000,000
		0.22%		03/11/13	10,000,000	10,000,000

Union Bank, NA		0.23%		03/01/13	50,000,000	50,000,000
		0.24%		04/12/13	8,000,000	8,000,000

						5,866,000,070

See financial notes 41

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Government Agency Debt 1.7%
Fannie Mae		0.12%		01/07/13	20,000,000	19,999,617

Federal Home Loan Bank		0.09%		01/02/13	9,030,000	9,029,979
		0.12%		01/04/13	62,000,000	61,999,387
		0.12%		01/11/13	78,000,000	77,997,400
		0.10%		01/15/13	39,999,000	39,997,522

Freddie Mac		0.11%		01/07/13	21,000,000	20,999,615
		0.10%		01/09/13	18,000,000	17,999,620

						248,023,140

Other Instrument 8.1%
Australia & New Zealand Banking Group Ltd		0.08%		01/02/13	107,000,000	107,000,000
		0.19%		01/03/13	372,000,000	372,000,000
		0.19%		01/07/13	228,000,000	228,000,000

Bank of Nova Scotia		0.03%		01/02/13	155,000,000	155,000,000
		0.14%		01/02/13	138,000,000	138,000,000

Citibank, NA		0.20%		01/04/13	22,000,000	22,000,000

Royal Bank of Canada		0.05%		01/02/13	75,000,000	75,000,000
		0.13%		01/02/13	85,000,000	85,000,000

						1,182,000,000

Total Fixed-Rate Obligations
(Cost $10,595,053,579)						10,595,053,579

Variable-Rate Obligations 8.0% of net assets

Financial Company Commercial Paper 1.6%
JP Morgan Chase & Co		0.36%	01/02/13	03/01/13	109,000,000	109,000,000

Westpac Banking Corp	c	0.40%	01/07/13	02/07/13	118,000,000	118,000,000

						227,000,000

Certificate of Deposit 3.3%
Bank of Nova Scotia		0.46%	01/02/13	07/26/13	127,000,000	127,000,000

Canadian Imperial Bank of Commerce		0.38%	01/16/13	04/16/13	124,000,000	124,000,000
		0.30%	01/11/13	06/11/13	100,000,000	100,000,000

Sumitomo Mitsui Banking Corp		0.44%	01/02/13	02/04/13	55,000,000	55,000,000

Toronto-Dominion Bank		0.30%	01/22/13	04/22/13	74,000,000	74,000,000

						480,000,000

Government Agency Debt 2.4%
Freddie Mac		0.30%	01/10/13	11/08/13	350,000,000	350,000,000

Variable Rate Demand Note 0.3%
California
RAN 2012-2013 Series A1	a,c	0.14%		01/02/13	26,000,000	26,000,000

EMF, LLC
Bonds (One Workplace) Series 2012	a	0.34%		01/07/13	4,600,000	4,600,000

42 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

GFRE Holdings, LLC
Taxable Notes Series 2009A	a	0.21%		01/07/13	2,810,000	2,810,000

New Jersey Economic Development Auth
Economic Development Bonds (MSNBC/CNBC) Series 1997A	a,c	0.30%		01/02/13	100,000	100,000

Texas
TRAN Series 2012	a,c	0.14%		01/02/13	11,000,000	11,000,000

						44,510,000

Other Note 0.4%
Commonwealth Bank of Australia	c	0.53%	01/28/13	01/27/14	50,000,000	50,000,000

Whistlejacket Capital, LLC	d,†	n/a	n/a	n/a	5,510,048	5,510,048

						55,510,048

Total Variable-Rate Obligations
(Cost $1,157,020,048)						1,157,020,048

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 19.1% of net assets

Government Agency Repurchase Agreement 14.3%
Barclays Capital, Inc
Issued 12/12/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $32,240,001, 2.44% - 5.23%, due 08/01/34 - 10/01/42)		0.18%		01/07/13	31,004,030	31,000,000

BNP Paribas Securities Corp
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $242,050,000, 4.50% - 6.00%, due 04/20/35 - 07/20/41)		0.18%		01/02/13	235,002,350	235,000,000
Issued 12/19/12, repurchase date 01/18/13 (Collateralized by U.S. Government Agency Securities valued at $88,200,000, 0.76% - 4.00%, due 03/20/38 - 02/15/42)		0.18%		01/07/13	84,007,980	84,000,000

Credit Suisse Securities (USA), LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $249,815,214, 0.00% - 7.25%, due 12/30/15 - 08/27/32)		0.22%		01/02/13	244,915,789	244,912,796
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Government Agency Securities valued at $79,561,057, 2.00% - 2.50%, due 07/01/27 - 12/01/27)		0.18%		01/03/13	78,002,730	78,000,000
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency Securities valued at $51,003,735, 3.00%, due 12/01/42)		0.18%		01/04/13	50,001,750	50,000,000

Deutsche Bank Securities, Inc
Issued 11/30/12, repurchase date 03/01/13 (Collateralized by U.S. Government Agency Securities valued at $104,236,702, 3.00% - 6.50%, due 01/01/26 - 11/25/42)		0.21%		01/07/13	100,022,167	100,000,000
Issued 12/19/12, repurchase date 03/19/13 (Collateralized by U.S. Government Agency Securities valued at $36,420,853, 7.00%, due 07/25/42)		0.22%		01/07/13	35,004,064	35,000,000
Issued 11/20/12, repurchase date 02/19/13 (Collateralized by U.S. Government Agency Securities valued at $83,427,057, 4.00% - 7.00%, due 10/20/41 - 11/25/42)		0.23%		01/07/13	80,024,533	80,000,000

See financial notes 43

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Issued 11/26/12, repurchase date 02/25/13 (Collateralized by U.S. Government Agency Securities valued at $31,217,857, 3.00% - 7.00%, due 12/25/31 - 07/25/42)		0.23%		01/07/13	30,008,050	30,000,000
Issued 11/15/12, repurchase date 01/11/13 (Collateralized by U.S. Government Agency Securities valued at $110,276,108, 2.00% - 7.00%, due 12/25/31 - 11/25/42)		0.24%		01/07/13	106,037,453	106,000,000
Issued 11/13/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $49,691,633, 1.21% - 7.50%, due 06/01/17 - 10/15/42)		0.24%		01/07/13	48,017,600	48,000,000
Issued 11/08/12, repurchase date 01/08/13 (Collateralized by U.S. Government Agency Securities valued at $154,008,434, 3.00% - 7.00%, due 08/25/31 - 11/25/42)		0.25%		01/07/13	148,061,667	148,000,000
Issued 11/09/12, repurchase date 01/09/13 (Collateralized by U.S. Government Agency Securities valued at $17,689,781, 2.00% - 6.50%, due 08/01/27 - 11/25/52)		0.25%		01/07/13	17,006,965	17,000,000

Goldman Sachs & Co
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Government Agency Securities valued at $105,000,000, 3.00% - 4.00%, due 06/15/26 - 08/20/42)		0.22%		01/03/13	100,004,278	100,000,000
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency Securities valued at $156,450,001, 3.50% - 5.00%, due 08/20/40 - 06/20/42)		0.22%		01/04/13	149,006,374	149,000,000

JP Morgan Securities, LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $206,000,000, 2.00% - 4.50%, due 10/01/33 - 12/15/39)		0.26%		01/02/13	200,002,889	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $257,500,001, 0.66% - 4.00%, due 06/20/38 - 01/25/43)		0.18%		01/02/13	250,002,500	250,000,000

Morgan Stanley & Co. LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $102,000,000, 3.50% - 6.00%, due 07/01/27 - 10/01/42)		0.25%		01/02/13	100,001,389	100,000,000

						2,085,912,796

Treasury Repurchase Agreement 2.4%
Barclays Capital, Inc
Issued 12/19/12, repurchase date 01/03/13 (Collateralized by U.S. Treasury Securities valued at $176,460,056, 0.25% - 11.25%, due 07/15/13 - 11/15/22)		0.12%		01/03/13	173,008,650	173,000,000

Goldman Sachs & Co
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Treasury Securities valued at $175,440,078, 2.00% - 4.00%, due 02/15/15 - 01/31/16)		0.15%		01/03/13	172,005,017	172,000,000

						345,000,000

Other Repurchase Agreement* 2.4%
BNP Paribas Securities Corp
Issued 12/21/12, repurchase date 01/28/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $10,500,001, 0.00% - 7.00%, due 05/16/14 - 12/29/49)		0.31%		01/07/13	10,001,464	10,000,000

44 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Issued 12/31/12, repurchase date 01/30/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $18,900,001, 3.13% - 8.50%, due 09/09/15 - 02/01/22)		0.31%		01/07/13	18,001,085	18,000,000

Credit Suisse Securities (USA), LLC
Issued 12/10/12, repurchase date 03/22/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $88,550,219, 0.33% - 7.96%, due 04/15/27 - 06/10/49)	d	0.73%		03/22/13	77,159,262	77,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $21,000,000)		0.22%		01/02/13	20,000,244	20,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $21,000,000)		0.27%		01/02/13	20,000,300	20,000,000
Issued 11/26/12, repurchase date 03/11/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $33,857,766, 0.00% - 10.55%, due 09/24/15 - 06/25/50)		0.50%		01/07/13	30,017,500	30,000,000

Goldman Sachs & Co
Issued 12/31/12, repurchase date 04/02/13 (Collateralized by U.S. Government Agency Securities valued at $44,100,001, 5.00%, due 06/01/31 - 09/01/40)	d	0.46%		04/02/13	42,059,033	42,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/14/12, repurchase date 04/01/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $143,669,275, 1.50% - 11.50%, due 06/15/13 - 12/31/99)		0.55%		01/07/13	127,046,567	127,000,000

						344,000,000

Total Repurchase Agreements
(Cost $2,774,912,796)						2,774,912,796

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $14,526,986,423.

a	Credit-enhanced or liquidity-enhanced.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,049,790,759 or 14.1% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $124,510,048 or 0.9% of net assets.
†	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
*	Usually collateralized via common stocks, ETFs, corporate bonds or non-agency collateralized mortgage obligations or less frequently by Government Agency securities and/ or U.S. Treasury Securities.

ETF —	Exchange traded fund
RAN —	Revenue anticipation note
TRAN —	Tax and revenue anticipation note

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and

See financial notes 45

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

46 See financial notes

 Schwab Value Advantage Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$11,752,073,627
Repurchase agreements, at cost and value	+	2,774,912,796

Total investments, at cost and value (Note 2a)		14,526,986,423
Receivables:
Fund shares sold		33,827,077
Interest		5,143,826
Prepaid expenses	+	167,246

Total assets		14,566,124,572

Liabilities

Payables:
Investment adviser and administrator fees		224,444
Shareholder services fees		111,696
Fund shares redeemed		44,341,066
Distributions to shareholders		67,112
Accrued expenses	+	119,359

Total liabilities		44,863,677

Net Assets

Total assets		14,566,124,572
Total liabilities	−	44,863,677

Net assets		$14,521,260,895

Net Assets by Source
Capital received from investors		14,523,238,714
Net realized capital losses		(1,977,819)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$9,930,475,126		9,930,459,627		$1.00
Select Shares	$1,403,003,511		1,403,001,341		$1.00
Institutional Shares	$1,264,495,640		1,264,493,758		$1.00
Institutional Prime Shares	$1,923,286,618		1,923,283,578		$1.00

See financial notes 47

 Schwab Value Advantage Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$44,087,379

Expenses

Investment adviser and administrator fees		48,570,010
Shareholder service fees:
Investor Shares		26,701,929
Select Shares		2,489,714
Institutional Shares		546,971
Institutional Prime Shares		343,066
Custodian fees		422,376
Portfolio accounting fees		416,980
Registration fees		390,283
Shareholder reports		176,659
Professional fees		126,332
Transfer agent fees		113,909
Trustees’ fees		77,213
Interest expense		76
State filing fee reimbursement (Note 4)		(1,065,583)
Other expenses	+	416,171

Total expenses		79,726,106
Expense reduction by CSIM and its affiliates[1]	−	38,857,464
Custody credits	−	361

Net expenses	−	40,868,281

Net investment income		3,219,098

Realized Gains (Losses)

Net realized gains on investments		22,316

Increase in net assets resulting from operations		$3,241,414

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $1,065,583. See financial note 4 for additional information.

48 See financial notes

 Schwab Value Advantage Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$3,219,098	$3,414,208
Net realized gains (losses)	+	22,316	(3,224)

Increase in net assets from operations		3,241,414	3,410,984

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(1,071,002)	(1,322,571)
Select Shares		(166,435)	(269,940)
Institutional Shares		(602,212)	(757,667)
Institutional Prime Shares	+	(1,379,449)	(1,064,030)

Total distributions from net investment income		(3,219,098)	(3,414,208)

Transactions in Fund Shares*

Shares Sold
Investor Shares		2,078,035,844	2,034,714,645
Select Shares		696,021,713	565,657,548
Institutional Shares		898,163,722	858,340,522
Institutional Prime Shares	+	1,871,778,523	1,454,440,395

Total shares sold		5,543,999,802	4,913,153,110

Shares Reinvested
Investor Shares		992,763	1,218,112
Select Shares		150,568	248,661
Institutional Shares		535,207	668,575
Institutional Prime Shares	+	1,147,970	804,428

Total shares reinvested		2,826,508	2,939,776

Shares Redeemed
Investor Shares		(3,724,338,343)	(5,750,972,805)
Select Shares		(1,163,770,418)	(1,312,614,095)
Institutional Shares		(1,158,692,273)	(1,494,541,716)
Institutional Prime Shares	+	(1,366,173,539)	(2,013,323,694)

Total shares redeemed		(7,412,974,573)	(10,571,452,310)

Net transactions in fund shares		(1,866,148,263)	(5,655,359,424)

Net Assets

Beginning of period		16,387,386,842	22,042,749,490
Total decrease	+	(1,866,125,947)	(5,655,362,648)

End of period		$14,521,260,895	$16,387,386,842

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 49

 Schwab Taxable Money Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Government Money Fund and Schwab U.S. Treasury Money Fund each offer one share class. Schwab Treasury Obligations Money Fund offers two share classes: Sweep Shares and Value Advantage Shares which commenced operations on June 5, 2012 and April 24, 2012, respectively. Schwab Value Advantage Money Fund offers four share classes: Investor Shares, Select Shares, Institutional Shares and Institutional Prime Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

50

 Schwab Taxable Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The levels associated with valuing the funds’ investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable

 51

 Schwab Taxable Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Risk Factors:

Investment Risk. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

52

 Schwab Taxable Money Funds

Financial Notes (continued)

3. Risk Factors (continued):

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

Counter-Party Risk. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when a fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.

Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though a fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, Fannie Mae (FNMA) and Freddie Mac (FHLMC) maintain only limited lines of credit with the U.S. Treasury. The Federal Home Loan Banks (FHLB) also only maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

Foreign Investment Risk. The funds’ investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

 53

 Schwab Taxable Money Funds

Financial Notes (continued)

3. Risk Factors (continued):

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

Money Market Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of these and other principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and sweep shares of Schwab Treasury Obligations Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in such funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab Government Money Fund and the Schwab U.S. Treasury Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

54

 Schwab Taxable Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

	Shareholder Service Fees	Sweep Administration Fees

Schwab Government Money Fund	0.25%	0.15%
Schwab U.S. Treasury Money Fund	0.25%	0.15%
Schwab Treasury Obligations Money Fund
Sweep Shares	0.25%	0.15%
Value Advantage Shares	0.22%	n/a
Schwab Value Advantage Money Fund
Investor Shares	0.25%	n/a
Select Shares	0.15%	n/a
Institutional Shares	0.04%	n/a
Institutional Prime Shares	0.02%	n/a

Contractual Expense Limitation

CSIM and its affiliates have made an additional agreement (“expense limitation”) with each fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

Schwab Government Money Fund*	0.75%
Schwab U.S. Treasury Money Fund*	0.60%
Schwab Treasury Obligations Money Fund
Sweep Shares*	0.65%
Value Advantage Shares*	0.45%
Schwab Value Advantage Money Fund
Investor Shares*	0.45%
Select Shares**	0.35%
Institutional Shares**	0.24%
Institutional Prime Shares**	0.21%

*	CSIM and its affiliates have agreed to limit the fund’s or fund share class’s expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board.
**	CSIM and its affiliates have agreed to limit this share class’s expenses as described above through April 29, 2014.

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Value Advantage Money Fund — Investor Shares and Select Shares expenses equal to 0.035% of each fund’s or share class’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for Schwab Government Money Fund and Schwab Value Advantage Money Fund (and each of its classes) and a non-negative net yield for Schwab U.S. Treasury Money Fund and Schwab Treasury Obligations Money Fund (and each of its classes). CSIM and its affiliates may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time

 55

 Schwab Taxable Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab Government Money Fund	$65,865,111	$83,766,891	$92,350,176	$241,982,178
Schwab U.S. Treasury Money Fund	74,589,172	106,070,367	113,232,994	293,892,533
Schwab Treasury Obligations Money Fund
Sweep Shares	—	—	1,085,366	1,085,366
Value Advantage Shares	—	—	91,687	91,687
Schwab Value Advantage Money Fund*
Investor Shares	15,099,405	20,645,844	14,891,415	50,636,664
Select Shares	—	1,261,119	677,636	1,938,755
Institutional Shares	—	201,204	—	201,204

*	As of December 31, 2012, the fund had no recoupable expenses for its Institutional Prime Shares.

As of December 31, 2012, recoupable expenses expired as follows:

Schwab Government Money Fund	$32,001,593
Schwab U.S. Treasury Money Fund	53,047,784
Schwab Value Advantage Money Fund
Investor Shares	6,431,819

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab Value Advantage Money Fund received a payment of $1,065,583 related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the fund’s shares in prior periods. These payments are presented in the funds’ Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with

56

 Schwab Taxable Money Funds

Financial Notes (continued)

6. Borrowing from Banks (continued):

Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:

As of December 31, 2012, the components of distributable earnings on a tax-basis were as follows:

Schwab
	Schwab	Schwab	Treasury	Schwab
	Government	U.S. Treasury	Obligations	Value Advantage
	Money Fund	Money Fund	Money Fund	Money Fund

Undistributed ordinary income	$19,630	$260,635	$—	$—

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration dates:

Schwab
	Schwab	Schwab	Treasury	Schwab
	Government	U.S. Treasury	Obligations	Value Advantage
Expiration Date	Money Fund	Money Fund	Money Fund	Money Fund

December 31, 2017	$—	$—	$—	$1,977,819

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the funds had no capital losses deferred and had capital losses utilized as follows:

Schwab
	Schwab	Schwab	Treasury	Schwab
	Government	U.S. Treasury	Obligations	Value Advantage
	Money Fund	Money Fund	Money Fund	Money Fund

Capital losses utilized	$—	$—	$—	$22,316

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

			Schwab
	Schwab	Schwab	Treasury	Schwab
	Government	U.S. Treasury	Obligations	Value Advantage
	Money Fund	Money Fund	Money Fund	Money Fund

Current period distributions
Ordinary income	$1,748,644	$2,363,429	$27,237	$3,219,098

Prior period distributions
Ordinary income	$1,538,581	$2,117,699	$—	$3,414,208

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

 57

 Schwab Taxable Money Funds

Financial Notes (continued)

7. Federal Income Taxes (continued):

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, the funds made the following reclassifications:

			Schwab
	Schwab	Schwab	Treasury	Schwab
	Government	U.S. Treasury	Obligations	Value Advantage
	Money Fund	Money Fund	Money Fund	Money Fund

Capital shares	$39,737	$146,007	$—	$—
Undistributed net investment income	15,324	223,520	—	—
Net realized capital gains and losses	(55,061)	(369,527)	—	—

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the funds did not incur any interest or penalties.

8. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Treasury Obligations Money Fund
Schwab Value Advantage Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund, and Schwab Value Advantage Money Fund (four of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

 59

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

60

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

 61

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

62

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

 63

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

64

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© 2012 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
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Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
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Annual report dated December 31, 2012, enclosed.

Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

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Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

Annual Report
December 31, 2012

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

For the 12 months ended December 31, 2012, yields remained low on municipal money market securities amid efforts to stimulate the economy.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund. These funds are part of CSIM’s core investment solutions for investing in short-term, municipal money market securities, and each fund is designed to offer stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, yields remained low on municipal money market securities amid efforts to stimulate the economy. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. The availability and yields of top-quality municipal money market securities were also briefly impacted during the year, when the credit ratings of some of the institutions that frequently back these securities were downgraded.

During the year, money market fund reform became a heavily debated topic, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about the Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these products by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

2 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Fund Management

Kevin Shaughnessy, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2000, Mr. Shaughnessy spent four years as a portfolio manager at Wells Capital Management, where he was responsible for managing the firm’s California municipal money fund assets, as well as short duration, private client assets.

Cameron Ullyatt, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2008, Mr. Ullyatt was a vice president and portfolio manager at Oppenheimer Funds, where he was responsible for managing the firm’s municipal money fund assets. From 1999 to 2006, Mr. Ullyatt also worked as a credit analyst in Oppenheimer Funds’ municipal bond and money market departments.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 3

Schwab Municipal Money Fund

The Schwab Municipal Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity, and is exempt from federal income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from states and muni agencies around the country, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) of roughly 30 days to 35 days for much of the first half of 2012. Starting in July, the fund’s WAM was extended, reaching approximately 45 days by the end of August. This shift was accomplished by selling one-day and seven-day VRDOs, while the proceeds were used to add six-month to nine-month TOBs and fixed-rate muni notes with maturities of 9 months to 13 months. This improved the fund’s credit diversification and enhanced its tactical positioning. For the remainder of the year, the fund’s WAM generally ranged between 40 days and 45 days.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	71.4%
16-30 Days	4.0%
31-60 Days	4.0%
61-90 Days	3.4%
91-120 Days	1.8%
More than 120 Days	15.4%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	43 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	54%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	29.1%
Variable Rate Demand Obligations	49.9%
Commercial Paper	9.6%
Fixed Rate Notes	10.1%
Other	1.3%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Texas	12.4%
California	9.5%
New York	9.1%
Florida	5.9%
Illinois	4.6%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

4 Schwab Municipal Money Fund

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Municipal Money Fund
	Sweep	Value Advantage	Select	Institutional
	Shares	Shares®	Shares®	Shares

Ticker Symbol	SWXXX	SWTXX	SWLXX	SWOXX
Minimum Initial Investment[1]	**	$25,000[2]	$1,000,000	$3,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.08%	-0.09%	-0.19%	-0.30%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.40%, 0.26%, 0.16%, and 0.05% to the seven-day yields of the Sweep Shares, Value Advantage Shares, Select Shares, and Institutional Shares respectively.
[5]	Taxable equivalent effective yield assumes a 2012 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Municipal Money Fund 5

Schwab AMT Tax-Free Money Fund

The Schwab AMT Tax-Free Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity, and is exempt from federal income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from states and muni agencies around the country, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) of roughly 35 days to 40 days for most of the first seven months of 2012. In August, the fund’s tactical positioning and credit diversification were improved as one-day and seven-day VRDOs were sold, and the proceeds used to add six-month to nine-month TOBs and fixed-rate muni notes with maturities of 9 months to 13 months. For the remainder of the year, the fund’s WAM generally ranged between 45 days and 50 days, moderately longer than the average national muni money market fund.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	69.4%
16-30 Days	1.8%
31-60 Days	7.2%
61-90 Days	2.6%
91-120 Days	2.7%
More than 120 Days	16.3%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	45 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	48%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	42.2%
Variable Rate Demand Obligations	35.0%
Commercial Paper	11.1%
Fixed Rate Notes	9.8%
Other	1.9%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Texas	14.9%
California	11.6%
New York	9.1%
Illinois	7.6%
Florida	7.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab AMT Tax-Free Money Fund

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab AMT Tax-Free Money Fund
	Sweep	Value Advantage
	Shares	Shares®

Ticker Symbol	SWFXX	SWWXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.07%	-0.11%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.43% and 0.26% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable equivalent effective yield assumes a 2012 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab AMT Tax-Free Money Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab Municipal Money Fundtm
Sweep Shares
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.03	$1.12
Value Advantage Shares®
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.03	$1.12
Select Shares®
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.03	$1.12
Institutional Shares
Actual Return	0.22%	$1,000	$1,000.10	$1.11
Hypothetical 5% Return	0.22%	$1,000	$1,024.03	$1.12

Schwab AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.08	$1.07
Value Advantage Shares®
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.08	$1.07

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

8 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Schwab Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Sweep Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.02		0.19		1.85

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.22	[2]	0.29	[2]	0.35	[2]	0.54	[2,3]	0.60
Gross operating expenses	0.68		0.68		0.68		0.70		0.69
Net investment income (loss)	0.01		0.01		0.01		0.18		1.81
Net assets, end of period ($ x 1,000,000)	11,721		10,220		9,857		10,303		10,856

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Value Advantage Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.02		0.27		2.00

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.22	[2]	0.30	[2]	0.34	[2]	0.46	[2,3]	0.45
Gross operating expenses	0.55		0.55		0.55		0.57		0.56
Net investment income (loss)	0.01		0.01		0.01		0.29		1.96
Net assets, end of period ($ x 1,000,000)	815		918		1,205		1,954		3,219

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Municipal Money Fund

Financial Highlights continued

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Select Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.02		0.02		0.36		2.10

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.22	[2]	0.29	[2]	0.34	[2]	0.37	[2,3]	0.35
Gross operating expenses	0.55		0.55		0.55		0.57		0.56
Net investment income (loss)	0.01		0.01		0.01		0.35		2.05
Net asset, end of period ($ x 1,000,000)	467		517		712		1,389		1,700

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Institutional Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.07		0.13		0.46		2.21

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.22	[2]	0.24	[2]	0.24	[2]	0.27	[2,3]	0.25 [4]
Gross operating expenses	0.55		0.55		0.55		0.57		0.56
Net investment income (loss)	0.01		0.07		0.12		0.47		2.15
Net assets, end of period ($ x 1,000,000)	1,389		2,080		2,833		3,750		4,811

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.35% for Select Shares and 0.24% for Institutional Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.24%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

10 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

29.2%		Fixed-Rate Securities	4,200,548,362	4,200,548,362
71.5%		Variable-Rate Securities	10,292,287,722	10,292,287,722

100.7%		Total Investments	14,492,836,084	14,492,836,084
(0	.7)%	Other Assets and Liabilities, Net		(101,920,782)

100.0%		Net Assets		14,390,915,302

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 29.2% of net assets

Alabama 0.2%
Alabama
GO Bonds Series 2007A (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	12,652,000	12,652,000

Huntsville Health Care Auth
CP Notes		0.15%		01/22/13	22,500,000	22,500,000

						35,152,000

Alaska 0.4%
Alaska Housing Finance Corp
State Capital Bonds Series 2006A (LIQ: US Bank, NA)	a	0.28%		01/24/13	27,085,000	27,085,000

State Capital Bonds Series 2006A (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	10,515,000	10,515,000

Alaska Student Loan Corp
Education Loan Refunding RB Sr Series 2012B1 (LOC: State Street Bank & Trust Company, NA)		0.37%		06/01/13	13,000,000	13,000,000

North Slope Borough
GO Bonds Series 2009A		5.00%		06/30/13	900,000	921,130

GO Bonds Series 2012A		1.00%		06/30/13	7,700,000	7,729,229

						59,250,359

Arizona 1.0%
Arizona Board of Regents
RB (Arizona State Univ) Series 2007A (GTY/LIQ: US Bank, NA)	a	0.38%		01/17/13	10,255,000	10,255,000

Arizona Health Facilities Auth
RB (Banner Health) Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	24,775,000	24,775,000

Phoenix Civic Improvement Corp
Airport CP Notes Series 2011B1 (LOC: Barclays Bank Plc)		0.23%		02/12/13	18,000,000	18,000,000

Wastewater System Revenue BAN Series 2009 (LOC: Bank of America, NA)		0.16%		01/15/13	24,000,000	24,000,000

Wastewater System Revenue BAN Series 2009 (LOC: Bank of America, NA)		0.24%		01/22/13	30,900,000	30,900,000

See financial notes 11

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Pima Cnty
GO Bonds Series 2007 (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	11,210,000	11,210,000

GO Bonds Series 2012A		1.00%		07/01/13	5,000,000	5,018,809

Yuma Municipal Property Corp
Utility System Sr Lien RB Series 2007 (GTY/LIQ: US Bank, NA)	a	0.27%		06/06/13	24,870,000	24,870,000

						149,028,809

Arkansas 0.1%
Univ of Arkansas
Facilities RB Series 2006 (GTY/LIQ: US Bank, NA)	a	0.27%		06/06/13	14,255,000	14,255,000

California 6.3%
California
GO Refunding Bonds (GTY/LIQ: Wells Fargo & Co)	a	0.27%		05/30/13	13,500,000	13,500,000

RAN 2012-2013 Series A2		2.50%		06/20/13	118,930,000	120,092,898

California Education Notes Program
Note Participation Fiscal 2012-2013 Series A		2.00%		06/28/13	6,125,000	6,178,004

California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.25%		03/14/13	3,500,000	3,500,000

RB (Kaiser Permanente) Series 2006E		0.23%		04/03/13	29,000,000	29,000,000

California School Cash Reserve Program Auth
Bonds 2012-2013 Series L		2.00%		06/03/13	8,200,000	8,260,266

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004E		0.24%		06/06/13	15,800,000	15,800,000

RB (Kaiser Permanente) Series 2004E		0.25%		08/05/13	26,200,000	26,200,000

RB (Kaiser Permanente) Series 2004E		0.24%		09/05/13	8,000,000	8,000,000

RB (Kaiser Permanente) Series 2004I		0.25%		03/21/13	6,700,000	6,700,000

RB (Kaiser Permanente) Series 2004I		0.24%		09/09/13	15,000,000	15,000,000

RB (Kaiser Permanente) Series 2004K		0.25%		01/11/13	12,300,000	12,300,000

RB (Kaiser Permanente) Series 2004K		0.23%		08/08/13	16,000,000	16,000,000

RB (Kaiser Permanente) Series 2006D		0.22%		03/14/13	5,000,000	5,000,000

RB (Kaiser Permanente) Series 2006D		0.23%		04/04/13	20,500,000	20,500,000

RB (Kaiser Permanente) Series 2008B		0.25%		03/05/13	30,000,000	30,000,000

RB (Kaiser Permanente) Series 2008B		0.24%		07/16/13	4,000,000	4,000,000

RB (Kaiser Permanente) Series 2008C		0.23%		03/18/13	27,805,000	27,805,000

RB (Kaiser Permanente) Series 2009A		5.00%		04/01/13	18,000,000	18,211,416

RB (Kaiser Permanente) Series 2009B2		0.26%		02/05/13	25,000,000	25,000,000

RB (Kaiser Permanente) Series 2009B3		0.24%		06/07/13	20,000,000	20,000,000

RB (Kaiser Permanente) Series 2009B5		0.24%		03/07/13	10,000,000	10,000,000

RB (Kaiser Permanente) Series 2009B5		0.24%		05/07/13	20,500,000	20,500,000

RB (Kaiser Permanente) Series 2009B6		0.24%		03/07/13	31,000,000	31,000,000

RB (Kaiser Permanente) Series 2009B6		0.24%		05/07/13	1,500,000	1,500,000

Coast CCD
GO Bonds Series 2006C (LIQ: Wells Fargo & Co)	a	0.30%		08/01/13	23,875,000	23,875,000

Hartnell CCD
GO Bonds Series D (GTY/LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	9,690,000	9,690,000

Kern Cnty
TRAN 2012-2013		2.50%		06/28/13	35,000,000	35,387,951

Long Beach CCD
GO Bonds Series 20012B (LIQ: Wells Fargo Bank, NA)	a	0.30%		09/12/13	5,690,000	5,690,000

12 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles
TRAN Series 2012D		2.00%		05/30/13	20,000,000	20,146,057

TRAN Series 2012E		2.00%		06/27/13	40,000,000	40,344,345

Wastewater System CP Revenue Notes Series A1 (LOC: Bank of New York Mellon)		0.16%		02/05/13	8,000,000	8,000,000

Los Angeles Cnty
TRAN 2012-2013 Series A		2.00%		02/28/13	30,000,000	30,085,989

TRAN 2012-2013 Series B		2.00%		03/29/13	25,000,000	25,107,944

TRAN 2012-2013 Series C		2.00%		06/28/13	35,980,000	36,295,077

Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series C (LOC: Wells Fargo Bank, NA)		0.21%		02/04/13	7,000,000	7,000,000

Los Angeles Municipal Improvement Corp
Lease RB Series 2006A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	19,710,000	19,710,000

Lease Revenue CP Series A1 (LOC: Wells Fargo Bank, NA)		0.20%		03/07/13	3,878,000	3,878,000

Lease Revenue CP Series A2 (LOC: JPMorgan Chase Bank, NA)		0.20%		03/07/13	5,000,000	5,000,000

Los Angeles USD
GO Refunding Bonds Series 2007A2 (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	8,425,000	8,425,000

Marin CCD
GO Bonds Series D (LIQ: Wells Fargo Bank, NA)	a	0.15%		06/06/13	15,525,000	15,525,000

Marin Municipal Water District
Water RB Sub Lien Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.26%		04/11/13	10,000,000	10,000,000

Mt. Diablo USD
GO Bonds Series 2012E (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	10,000,000	10,000,000

Oakland
TRAN 2012-2013		1.00%		06/28/13	20,000,000	20,073,822

Riverside Cnty
TRAN 2012-2013 Series A		2.00%		03/29/13	5,000,000	5,021,702

TRAN 2012-2013 Series B		2.00%		06/28/13	20,000,000	20,175,132

San Francisco Airport Commission
Sub CP Notes Series A2 (LOC: Barclays Bank Plc)		0.25%		03/15/13	9,510,000	9,510,000

Sub CP Notes Series B2 (LOC: Barclays Bank Plc)		0.23%		03/12/13	5,400,000	5,400,000

Sub CP Notes Series B2 (LOC: Barclays Bank Plc)		0.23%		03/15/13	10,200,000	10,200,000

San Mateo Cnty CCD
GO Bonds Series 2005B (LIQ: Wells Fargo & Co)	a	0.30%		07/25/13	235,000	235,000

Santa Cruz Cnty
TRAN 2012-2013		2.00%		07/02/13	5,000,000	5,044,525

Turlock Irrigation District
Sub Revenue CP Series A (LOC: Bank of America, NA)		0.20%		02/07/13	2,610,000	2,610,000

William S. Hart UHSD
GO Bonds Series B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	13,685,000	13,685,000

						900,163,128

Colorado 0.5%
Aurora
First Lien Sewer RB Series 2006 (GTY/LIQ: US Bank, NA)	a	0.27%		06/06/13	15,015,000	15,015,000

Broomfield
Sales & Use Tax Refunding RB Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/25/13	16,530,000	16,530,000

Colorado
COP (Building Excellent Schools Today) Series 2012H (LIQ: Wells Fargo Bank, NA)	a	0.27%		06/06/13	25,245,000	25,245,000

Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2009B1 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	6,020,000	6,020,000

See financial notes 13

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Dawson Ridge Metropolitan District No.1
Limited Tax Refunding Bonds Series 1992A (ESCROW/LIQ: Wells Fargo & Co)	a	0.30%		07/25/13	9,205,000	9,205,000

						72,015,000

Delaware 0.2%
Delaware Health Facilities Auth
RB (Christiana Care Health Services) Series 2010C		0.17%		01/08/13	25,000,000	25,000,000

District of Columbia 0.5%
District of Columbia
Income Tax Secured RB Series 2012C (LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	15,980,000	15,980,000

RB (Georgetown Univ) Series 2001C (GTY/LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	24,995,000	24,995,000

Metropolitan Washington Airports Auth
Airport System Revenue CP Series One A1-2&B (LOC: JPMorgan Chase Bank, NA)		0.17%		03/07/13	28,890,000	28,890,000

						69,865,000

Florida 1.2%
Cape Coral
Water & Sewer Refunding RB Series 2011A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	10,100,000	10,100,000

Florida Dept of Transportation
Turnpike RB Series 2006A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	7,260,000	7,260,000

Florida Ports Financing Commission
Refunding RB Series 2011B (LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	8,815,000	8,815,000

Florida State Board of Education
Public Education Capital Outlay Refunding Bonds Series 2011A		5.00%		06/01/13	2,000,000	2,039,199

Greater Orlando Aviation Auth
Airport Facilities Refunding RB Series 2010B		5.00%		10/01/13	1,250,000	1,293,859

Hillsborough Cnty
CP Series A (LOC: State Street Bank & Trust Company, NA)		0.22%		01/10/13	18,085,000	18,085,000

Jacksonville
Sales Tax Refunding RB Series 2012 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	10,700,000	10,700,000

Lakeland
Energy System Refunding RB Series 2010 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		01/17/13	26,770,000	26,770,000

Miami-Dade Cnty School District
TAN Series 2012		2.50%		02/28/13	55,000,000	55,200,577

Orlando-Orange Cnty Expressway Auth
RB Series 2007A (GTY/LIQ: US Bank, NA)	a	0.27%		06/06/13	28,405,000	28,405,000

						168,668,635

Georgia 0.5%
Coweta Cnty Development Auth
RB (Piedmont Healthcare) Series 2010 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		01/24/13	29,775,000	29,775,000

DeKalb Private Hospital Auth
Revenue Anticipation Certificates (Children’s Healthcare of Atlanta) Series 2009 (LIQ: Wells Fargo & Co)	a	0.30%		08/08/13	12,395,000	12,395,000

Georgia
GO Refunding Bonds Series 2005B		5.00%		07/01/13	1,000,000	1,023,604

14 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Metropolitan Atlanta Rapid Transit Auth
Sales Tax Revenue CP Series 2012D1 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.20%		02/05/13	7,500,000	7,500,000

Valdosta & Lowndes Cnty Hospital Auth
Revenue Certificates (South Georgia Medical Center) Series 2011B (LIQ: Wells Fargo Bank, NA)	a	0.27%		03/21/13	27,475,000	27,475,000

						78,168,604

Hawaii 0.1%
Univ of Hawaii
Univ RB Series 2006A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	14,590,000	14,590,000

Idaho 0.1%
Idaho Housing & Finance Assoc
Unemployment Compensation RB Series 2011		5.00%		08/15/13	7,165,000	7,375,455

Illinois 1.0%
Chicago
CP Notes Series 2011B1&B2 (LOC: Wells Fargo Bank, NA)		0.23%		06/05/13	25,685,000	25,685,000

Sales Tax RB Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	21,755,000	21,755,000

Wastewater Transmission Second Lien RB Series 2012 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.31%		06/20/13	8,995,000	8,995,000

Illinois Finance Auth
RB (Advocate Health Care Network) Series 2008A1		0.22%		01/24/13	9,250,000	9,250,020

RB (Advocate Health Care Network) Series 2003C		0.25%		04/19/13	7,325,000	7,325,000

RB (Advocate Health Care Network) Series 2012 (LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	4,995,000	4,995,000

RB (Central DuPage Health) Series 2009B (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	19,340,000	19,340,000

RB (DePaul Univ) Series 2011A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		01/17/13	24,405,000	24,405,000

Refunding RB (Univ of Chicago Medical Center) Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	8,520,000	8,520,000

Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005 (GTY/LIQ: Wells Fargo & Co)	a	0.30%		08/29/13	17,380,000	17,380,000

						147,650,020

Indiana 1.6%
Indiana Finance Auth
Health System Refunding RB (Sisters of St. Francis Health Services) Series 2008C (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	14,705,000	14,705,000

IDRB (Midwest Fertilizer Corp) Series 2012 (ESCROW)		0.20%		07/01/13	100,000,000	100,000,000

RB (Community Health Network) Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	12,425,000	12,425,000

RB (Parkview Health) Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	20,370,000	20,370,000

Refunding & RB (Trinity Health) Series 2009A (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	24,090,000	24,090,000

Indiana Health Facility Financing Auth
RB (Ascension Health) Series 2005A1		5.00%		05/01/13	4,105,000	4,169,315

Indianapolis Local Public Improvement Bond Bank
Waterworks Project Bonds Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.28%		01/24/13	14,545,000	14,545,000

See financial notes 15

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Middlebury Schools Building Corp
First Mortgage Bonds Series 2006A (GTY/LIQ: US Bank, NA)	a	0.38%		01/17/13	10,125,000	10,125,000

Whiting
Environmental Facilities RB (BP Products NA) Series 2005 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		01/10/13	16,195,000	16,195,000

Environmental Facilities RB (BP Products NA) Series 2009 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	7,965,000	7,965,000

						224,589,315

Iowa 0.9%
Iowa Finance Auth
Midwestern Disaster Area RB (Iowa Fertilizer Co) Series 2012 (ESCROW)		0.18%		04/12/13	125,000,000	125,000,000

Louisiana 0.7%
Lake Charles Harbor & Terminal District
RB (Lake Charles Clean Energy) Series 2012 (ESCROW)		0.19%		07/01/13	55,000,000	55,000,000

Louisiana State Univ & Agricultural & Mechanical College
Auxiliary RB Series 2006 (GTY/LIQ: US Bank, NA)	a	0.28%		01/24/13	27,260,000	27,260,000

Plaquemines Port, Harbor & Terminal District
Port Facilities Refunding RB Series 1984B (LOC: Wells Fargo Bank, NA)		1.08%		03/15/13	16,400,000	16,400,000

						98,660,000

Maryland 0.1%
Maryland Community Development Admin
Housing RB Series 2006D&2007B (LIQ: Wells Fargo & Co)	a	0.26%		04/04/13	8,935,000	8,935,000

Maryland Economic Development Corp
Lease RB (Maryland Aviation Administration Facilities) Series 2003 (ESCROW)		5.38%		06/01/13	5,000,000	5,106,124

						14,041,124

Massachusetts 0.4%
Massachusetts Bay Transportation Auth
CP Sales Tax BAN Series B (LIQ: Sumitomo Mitsui Banking Corp)		0.18%		03/06/13	19,625,000	19,625,000

Massachusetts Development Finance Agency
RB (Worcester Polytechnic Institute) Series 2012 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	9,000,000	9,000,000

Melrose
GO BAN		1.25%		11/15/13	2,950,000	2,975,881

New Bedford
GO BAN Series C		1.50%		02/08/13	4,000,000	4,004,130

Quincy
GO BAN		2.00%		01/25/13	15,000,000	15,017,520

GO BAN		1.25%		09/13/13	9,250,000	9,309,876

Uxbridge
GO BAN		1.25%		10/18/13	1,000,000	1,008,001

						60,940,408

Michigan 0.3%
Michigan Finance Auth
State Aid Revenue Notes Series 2012B2 (LOC: JPMorgan Chase Bank, NA)		2.00%		08/20/13	41,200,000	41,649,683

16 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Minnesota 0.5%
Minnesota HFA
Rental Housing Bonds Series 2006B, 2006C1&2007A1 (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	10,300,000	10,300,000

Minnesota Tax & Aid Anticipation Borrowing Program
COP Aid Anticipation Series 2012A		2.00%		09/10/13	40,000,000	40,486,306

Western Minnesota Municipal Power Agency
Power Supply RB Series 2006A (GTY/LIQ: US Bank, NA)	a	0.38%		01/10/13	27,200,000	27,200,000

						77,986,306

Mississippi 0.1%
Medical Center Educational Building Corp
RB (Univ Mississippi Medical Center) Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	10,740,000	10,740,000

Mississippi State Univ
Educational Extendable CP Series A		0.25%	01/07/13	07/29/13	10,000,000	10,000,000

						20,740,000

Nebraska 0.2%
Nebraska Public Power District
General RB Series 2007B		5.00%		01/01/13	5,605,000	5,605,000

General RB Series 2007B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	15,705,000	15,705,000

						21,310,000

Nevada 0.7%
Clark Cnty
Airport Passenger Facility Charge RB Series 2007A2 (GTY/LIQ: US Bank, NA)	a	0.38%		01/17/13	45,285,000	45,285,000

Limited Tax GO Bond Bank Bonds Series 2006 (GTY/LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	17,420,000	17,420,000

Las Vegas Valley Water District
Limited Tax GO CP Series 2004A (LIQ: JPMorgan Chase Bank, NA)		0.22%		02/12/13	33,595,000	33,595,000

						96,300,000

New Jersey 0.7%
East Brunswick
BAN		1.50%		04/10/13	9,935,000	9,959,090

Fort Lee Borough
BAN Series 2012		0.75%		08/16/13	2,470,000	2,476,421

Hudson Cnty
BAN		1.00%		12/06/13	9,000,000	9,039,898

Hudson Cnty Improvement Auth
Cnty Guaranteed Pooled Notes Series 2012L1		2.00%		06/05/13	3,300,000	3,315,976

New Jersey Economic Development Auth
Exempt Facility RB (Keystone) Series 1992 (LOC: BNP Paribas)		0.30%		01/15/13	4,975,000	4,975,000

RB (Chambers Co-Generation LP) Series 1991 (LOC: BNP Paribas)		0.30%		01/15/13	7,800,000	7,800,000

RB (Chambers Co-Generation LP) Series 1991 (LOC: BNP Paribas)		0.33%		01/15/13	13,800,000	13,800,000

RB (Chambers Co-Generation LP) Series 1991 (LOC: BNP Paribas)		0.33%		01/17/13	28,400,000	28,400,000

See financial notes 17

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	6,940,000	6,940,000

Parsippany-Troy Hills Township
BAN Series 2012		0.75%		10/04/13	4,800,000	4,818,075

Stafford Township
BAN 2012		1.50%		05/21/13	6,000,000	6,026,354

						97,550,814

New Mexico 0.2%
New Mexico Educational Assistance Foundation
Education Loan Bonds Series 2010-1A3 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	5,710,000	5,710,000

New Mexico Hospital Equipment Loan Council
RB (Presbyterian Healthcare Services) Series 2009A (LIQ: Wells Fargo & Co)	a	0.26%		05/09/13	10,615,000	10,615,000

RB (Presbyterian Healthcare Services) Series 2009A (LIQ: Wells Fargo Bank, NA)	a	0.30%		01/17/13	13,600,000	13,600,000

						29,925,000

New York 2.4%
Commack UFSD
BAN 2012		0.75%		09/13/13	12,586,515	12,631,185

Islip UFSD
TAN 2012-2013		0.75%		06/21/13	11,500,000	11,525,273

Mattituck-Cutchogue UFSD
TAN 2012		0.75%		06/27/13	9,900,000	9,919,111

Metropolitan Transportation Auth
Transportation Revenue BAN Series CP2B (LOC: Barclays Bank Plc)		0.21%		02/15/13	39,355,000	39,355,000

New Rochelle SD
TAN 2012		0.75%		06/28/13	13,500,000	13,531,558

New York City
GO Bonds Fiscal 2009 Series I1 (GTY/LIQ: Wells Fargo & Co)	a	0.28%		01/24/13	24,385,000	24,385,000

New York City Housing Development Corp
M/F Housing RB Series 2012C		0.27%		02/01/13	735,000	735,000

New York City Municipal Water Finance Auth
CP Series 1		0.15%		02/08/13	25,000,000	25,000,000

CP Series 6		0.24%		02/06/13	34,700,000	34,700,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2009 Series S5 (GTY/LIQ: Wells Fargo & Co)	a	0.26%		05/09/13	2,435,000	2,435,000

Building Aid RB Fiscal 2013 Series S1 (LIQ: Wells Fargo Bank, NA)	a	0.30%		07/11/13	26,620,000	26,620,000

New York Liberty Development Corp
Liberty Refunding RB (WTC Towers 3&4) Series 2011A (ESCROW)		0.25%		08/22/13	30,385,000	30,385,000

Recovery Zone RB (WTC 3) Series 2010A1 (ESCROW)		0.25%		08/22/13	50,000,000	50,000,000

New York State Power Auth
CP Series 1		0.24%	02/13/13	08/12/13	7,762,000	7,762,000

Orange Cnty Funding Corp
Assisted Living Residence RB (Hamlet at Wallkill) Series 2012 (ESCROW)		0.25%		03/05/13	25,515,000	25,515,000

Port Auth of New York & New Jersey
Consolidated Bonds 139th Series		5.00%		10/01/13	3,025,000	3,130,016

18 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Sachem CSD at Holbrook
TAN 2012-2013		1.00%		06/20/13	10,000,000	10,033,426

Tonawanda
BAN 2012		0.75%		09/05/13	12,100,000	12,138,321

William Floyd UFSD
TAN 2012-2013		0.75%		06/27/13	10,000,000	10,021,287

						349,822,177

North Carolina 0.3%
Charlotte
GO CP (LIQ: Wells Fargo Bank, NA)		0.23%		06/13/13	11,000,000	10,994,125

North Carolina Infrastructure Finance Corp
COP Series 2007A (LIQ: Wells Fargo & Co)	a	0.30%		08/01/13	19,000,000	19,000,000

Union Cnty
COP Series 2006 (GTY/LIQ: US Bank, NA)	a	0.38%		01/17/13	10,215,000	10,215,000

						40,209,125

Ohio 0.8%
Cuyahoga Cnty
RB (Cleveland Clinic) Series 2004B2 (LIQ: JPMorgan Chase Bank, NA)		0.21%		02/07/13	57,835,000	57,835,000

Montgomery Cnty
RB (Catholic Health Initiatives) Series 2009A (LIQ: Wells Fargo & Co)	a	0.28%		01/24/13	33,685,000	33,685,000

Ohio
BAN Series 2012A		0.35%		05/30/13	17,030,000	17,030,000

						108,550,000

Pennsylvania 0.0%
Univ of Pittsburgh
PITT Asset Notes Series 2012		2.00%		07/02/13	5,000,000	5,044,555

South Carolina 0.2%
Greenwood Cnty
Hospital Facilities RB (Self Regional Healthcare) Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.26%		05/09/13	7,410,000	7,410,000

South Carolina Public Service Auth
CP Revenue Notes Series D (LIQ: Barclays Bank Plc)		0.18%		03/07/13	12,000,000	12,000,000

CP Series A (LIQ: JPMorgan Chase Bank, NA)		0.18%		03/07/13	15,935,000	15,935,000

						35,345,000

Tennessee 0.3%
Metro Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP Series A (LIQ: US Bank, NA)		0.22%		02/06/13	12,500,000	12,500,000

Water & Sewer Revenue CP Series A (LIQ: US Bank, NA)		0.22%		02/12/13	9,835,000	9,835,000

Water & Sewer Revenue CP Series B (LIQ: JPMorgan Chase Bank, NA)		0.22%		02/06/13	12,500,000	12,500,000

Water & Sewer Revenue CP Series B (LIQ: JPMorgan Chase Bank, NA)		0.22%		02/12/13	10,000,000	10,000,000

						44,835,000

See financial notes 19

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Texas 5.4%
Austin
Water & Wastewater System Refunding RB Series 2006A (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	17,168,000	17,168,000

Austin ISD
CP Notes Series A1 (LIQ: Sumitomo Mitsui Banking Corp)		0.18%		02/01/13	25,000,000	25,000,000

CP Notes Series A1 (LIQ: Sumitomo Mitsui Banking Corp)		0.21%		02/01/13	5,000,000	5,000,000

Cypress-Fairbanks ISD
Unlimited Tax GO Bonds Series 2005A (GTY: Texas Permanent School Fund /LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	14,645,000	14,645,000

Dallas
GO CP Notes Series 2010A (LIQ: JPMorgan Chase Bank, NA)		0.22%		02/05/13	5,000,000	5,000,000

GO CP Notes Series 2010C (LIQ: Wells Fargo Bank, NA)		0.22%		02/05/13	5,000,000	5,000,000

Waterworks & Sewer System CP Series D (LIQ: State Street Bank & Trust Company, NA; California State Teachers Retirement Systems)		0.17%		02/11/13	8,150,000	8,150,000

Grapevine IDC
Airport RB (Singer Co) Series 1983A (LOC: Toronto-Dominion Bank)		0.50%		04/01/13	19,000,000	19,000,000

Harris Cnty
Unlimited Tax Road & Refunding Bonds Series 2006B (LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	27,330,000	27,330,000

Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital) Series 2009C1		0.22%		02/05/13	50,000,000	50,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.23%		05/20/13	10,000,000	10,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.23%		06/05/13	18,000,000	18,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.24%		04/03/13	20,000,000	20,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.23%		07/09/13	11,480,000	11,480,000

Refunding RB (Methodist Hospital) Series 2009C2		0.22%		08/05/13	10,000,000	10,000,000

Houston
CP Series B3 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.21%		02/21/13	10,000,000	10,000,000

Sub Lien Refunding RB Series 2011A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	19,200,000	19,200,000

Jefferson Cnty IDC
RB (Jefferson Refinery) Series 2010 (LOC: Branch Banking & Trust Co)		0.45%		03/15/13	105,365,000	105,365,000

Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A4 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	50,790,000	50,790,000

San Antonio
Electric & Gas Systems CP Notes Series A (LIQ: JPMorgan Chase Bank, NA)		0.23%		02/12/13	14,000,000	14,000,000

Electric & Gas Systems CP Notes Series A (LIQ: JPMorgan Chase Bank, NA)		0.18%		03/14/13	10,000,000	10,000,000

Tax & Revenue Certificates of Obligation Series 2006 (LIQ: Wells Fargo & Co)	a	0.26%		04/11/13	43,000	43,000

Water System CP Notes Series A (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.17%		03/14/13	7,500,000	7,500,000

Water System CP Notes Series A (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.18%		03/14/13	24,120,000	24,120,000

Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources) Series 2010 (LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	6,500,000	6,500,000

20 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Texas
TRAN Series 2012		2.50%		08/30/13	170,500,000	173,055,401

Texas Dept of Housing & Community Affairs
S/F Mortgage RB Series 2007B (LIQ: Wells Fargo & Co)	a	0.30%		05/30/13	10,000,000	10,000,000

Texas Municipal Power Agency
CP Notes Series 2005 (LOC: Bank of America, NA; JPMorgan Chase Bank, NA)		0.15%		01/22/13	72,000,000	72,000,000

CP Notes Series 2005 (LOC: Bank of America, NA; JPMorgan Chase Bank, NA)		0.24%		01/22/13	2,900,000	2,900,000

Texas Public Finance Auth
GO CP Notes Series 2008		0.18%		01/09/13	15,000,000	15,000,000

Unemployment Compensation Assessment RB Series 2003C4		0.17%		01/16/13	16,000,000	16,000,000

						782,246,401

Utah 0.4%
Riverton
Hospital RB (IHC Health Services) Series 2009 (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	18,695,000	18,695,000

Utah Transit Auth
Sales Tax RB Series 2008A (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	39,310,000	39,310,000

						58,005,000

Virginia 0.0%
Chesterfield Cnty
GO Refunding Bonds Series 2004		5.00%		01/01/14	2,325,000	2,434,963

Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2005C3		4.25%		07/01/13	1,105,000	1,125,619

						3,560,582

Washington 0.5%
Port of Seattle
Intermediate Lien Refunding RB Series 2012B		4.00%		08/01/13	625,000	637,714

Port of Tacoma
Sub Lien Revenue CP Notes Series 2002A&B (LOC: Bank of America, NA)		0.30%		01/09/13	50,000,000	50,000,000

Snohomish Cnty Public Utility District No.1
Generation System Refunding RB Series 2010A		4.00%		12/01/13	3,625,000	3,748,148

Washington
Motor Vehicle Fuel Tax GO Bonds Series 2012C (LIQ: Wells Fargo Bank, NA)	a	0.27%		03/21/13	18,670,000	18,670,000

						73,055,862

Wisconsin 0.4%
Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2008B (LOC: JPMorgan Chase Bank, NA)		0.28%		02/05/13	50,000,000	50,000,000

Total Fixed-Rate Securities
(Cost $4,200,548,362)						4,200,548,362

See financial notes 21

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Variable-Rate Securities 71.5% of net assets

Alabama 1.6%
Alabama HFA
M/F Housing RB (Chapel Ridge Apts) Series 2005E (LOC: Freddie Mac)		0.18%		01/07/13	11,000,000	11,000,000

M/F Housing Refunding RB (Hunter Ridge Apts) Series 2005F (LOC: Freddie Mac)		0.18%		01/07/13	10,550,000	10,550,000

Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006 (LOC: US Bank, NA)		0.13%		01/07/13	18,865,000	18,865,000

Municipal Funding Notes Series 2008A, 2009B&2010A (LOC: US Bank, NA)		0.13%		01/07/13	3,965,000	3,965,000

Alabama State Univ
General Tuition & Fee RB Series 2006 (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	13,390,000	13,390,000

Auburn Univ
General Fee RB Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	8,625,000	8,625,000

Hoover
GO Sewer Warrants Series 2007 (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	11,815,000	11,815,000

Jackson IDB
IDRB (Specialty Minerals) Series 1999 (LOC: Wells Fargo Bank, NA)		0.17%		01/07/13	8,200,000	8,200,000

Millport IDA
IDRB (Steel Dust Recycling) Series 2011 (LOC: Citibank, NA)		0.23%		01/07/13	10,000,000	10,000,000

RB (Steel Dust Recycling) Series 2007 (LOC: Comerica Bank)		0.19%		01/07/13	5,485,000	5,485,000

Mobile Cnty IDA
RB (SSAB Alabama) Series 2010B (LOC: Svenska Handelsbanken AB)		0.19%		01/07/13	40,000,000	40,000,000

Mobile IDB
Pollution Control Refunding RB (Alabama Power) Series 1993A		0.13%		01/07/13	12,100,000	12,100,000

Montgomery Cnty Public Building Auth
Revenue Warrants Series 2006 (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	10,615,000	10,615,000

Montgomery Downtown Redevelopment Auth
RB (Southern Poverty Law Center) Series 2000		0.23%		01/07/13	15,000,000	15,000,000

Trussville
GO Warrants Series 2006A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	13,160,000	13,160,000

Tuscaloosa Cnty IDA
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2008C (LOC: Bank of Nova Scotia)		0.13%		01/07/13	10,000,000	10,000,000

Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011A (LOC: JPMorgan Chase Bank, NA)		0.18%		01/07/13	30,000,000	30,000,000

						232,770,000

Alaska 0.4%
Alaska Housing Finance Corp
Collateralized Bonds First Series 2006A2 (LIQ: Bank of America, NA)	a	0.25%		01/07/13	10,145,000	10,145,000

Home Mortgage RB Series 2002A (LIQ: JPMorgan Chase Bank, NA)		0.15%		01/02/13	13,130,000	13,130,000

Alaska Industrial Development & Export Auth
RB (Providence Health & Services) Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	8,680,000	8,680,000

Alaska Student Loan Corp
Education Loan Refunding RB Sr Series 2012A (LOC: State Street Bank & Trust Company, NA)		0.13%		01/07/13	22,000,000	22,000,000

22 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Education Loan Refunding RB Sr Series 2012B2 (LOC: State Street Bank & Trust Company, NA)		0.13%		01/07/13	11,000,000	11,000,000

						64,955,000

Arizona 0.1%
Maricopa Cnty IDA
Solid Waste Disposal RB (Michael Pylman Dairy) Series 2005 (LOC: CoBank, ACB)		0.19%		01/07/13	6,750,000	6,750,000

Pima Cnty IDA
Pollution Control RB (Tucson Electric) Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	9,995,000	9,995,000

						16,745,000

California 3.2%
Alameda Cnty IDA
RB (Aitchison Family) Series 1993A (LOC: Wells Fargo Bank, NA)		0.16%		01/07/13	1,260,000	1,260,000

RB (Golden West Paper Converting Corp) Series 2008A (LOC: Comerica Bank)		0.19%		01/07/13	3,315,000	3,315,000

RB (Heat & Control) Series 1995A (LOC: Comerica Bank)		0.14%		01/07/13	3,500,000	3,500,000

Cabrillo CCD
GO Bonds Series B (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	3,620,000	3,620,000

California
GO Bonds Series 2004A1 (LOC: Citibank, NA)		0.09%		01/02/13	27,300,000	27,300,000

California HFA
Home Mortgage RB Series 2003D (LOC: Fannie Mae; Freddie Mac)		0.15%		01/07/13	25,505,000	25,505,000

Home Mortgage RB Series 2006C (LOC: Fannie Mae; Freddie Mac)		0.15%		01/07/13	63,610,000	63,610,000

Home Mortgage RB Series 2008F (LOC: Fannie Mae; Freddie Mac)		0.10%		01/07/13	2,175,000	2,175,000

California Infrastructure & Economic Development Bank
IDRB (Murrietta Circuits) Series 2000A (LOC: Comerica Bank)		0.16%		01/07/13	2,730,000	2,730,000

California Pollution Control Financing Auth
Pollution Control RB (Evergreen Oil) Series 2006A (LOC: Bank of the West)		0.38%		01/07/13	4,830,000	4,830,000

Pollution Control Refunding RB (PG&E) Series 1997B (LOC: JPMorgan Chase Bank, NA)		0.14%		01/02/13	16,400,000	16,400,000

RB (Hilmar Cheese) Series 2010 (LOC: CoBank, ACB)		0.13%		01/07/13	4,410,000	4,410,000

Solid Waste Disposal RB (Athens Disposal) Series 1995A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	4,000,000	4,000,000

Solid Waste Disposal RB (Athens Services) Series 2010 (LOC: Wells Fargo Bank, NA)		0.14%		01/07/13	7,000,000	7,000,000

Solid Waste Disposal RB (Blue Line Transfer) Series 1999A (LOC: Union Bank, NA)		0.19%		01/07/13	4,300,000	4,300,000

Solid Waste Disposal RB (Blue Line Transfer) Series 2001A (LOC: Union Bank, NA)		0.19%		01/07/13	1,595,000	1,595,000

Solid Waste Disposal RB (EDCO Disposal) Series 1996A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	3,605,000	3,605,000

Solid Waste Disposal RB (EDCO Disposal) Series 2004A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	4,035,000	4,035,000

Solid Waste Disposal RB (Garaventa Enterprises) Series 2008A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	3,000,000	3,000,000

Solid Waste Disposal RB (GreenWaste of Palo Alto) Series 2008B (LOC: Comerica Bank)		0.20%		01/07/13	7,025,000	7,025,000

See financial notes 23

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A (LOC: Comerica Bank)		0.20%		01/07/13	11,615,000	11,615,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2008A (LOC: Comerica Bank)		0.20%		01/07/13	10,135,000	10,135,000

Solid Waste Disposal RB (MarBorg Industries) Series 2000A (LOC: Union Bank, NA)		0.19%		01/07/13	1,800,000	1,800,000

Solid Waste Disposal RB (MarBorg Industries) Series 2002 (LOC: Union Bank, NA)		0.19%		01/07/13	2,375,000	2,375,000

Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A (LOC: Union Bank, NA)		0.19%		01/07/13	2,040,000	2,040,000

Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A (LOC: Comerica Bank)		0.20%		01/07/13	275,000	275,000

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004L		0.10%		01/07/13	3,500,000	3,500,000

Refunding RB (Los Angeles Cnty Museum of Art) Series 2008B (LOC: Union Bank, NA)		0.12%		01/07/13	8,815,000	8,815,000

Coast CCD
GO Bonds Series 2006B (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	6,105,000	6,105,000

Contra Costa Cnty
M/F Housing RB (Avalon Walnut Creek at Contra Costa Centre) Series 2006A (LOC: Bank of America, NA)		0.17%		01/07/13	4,150,000	4,150,000

M/F Housing RB (Creekview Apts) Series 2003B (LOC: Freddie Mac)		0.13%		01/07/13	6,000,000	6,000,000

M/F Mortgage RB (El Cerrito Royale) Series 1987A (LOC: Bank of America, NA)		0.21%		01/07/13	3,900,000	3,900,000

Delano
COP (Delano Regional Medical Center) (LOC: Comerica Bank)		0.23%		01/07/13	11,765,000	11,765,000

East Bay Municipal Utility District
Water System Refunding RB Series 2009A2		0.14%	01/03/13	03/01/13	10,940,000	10,940,000

Huntington Park Redevelopment Agency
M/F Housing RB (Casa Rita Apts) Series 1994A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	4,600,000	4,600,000

Los Angeles Dept of Water & Power
Water System RB Series 2006A2 (LIQ: Citibank, NA)	a	0.10%		01/02/13	64,960,000	64,960,000

Ohlone CCD
GO Bonds Series 2010A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	8,000,000	8,000,000

Palomar Pomerado Health
GO Bonds Series 2009A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,000,000	5,000,000

Sacramento Cnty
M/F Housing RB (Ashford Heights Apts) Series 2006H (LOC: Fannie Mae)		0.13%		01/07/13	5,000,000	5,000,000

San Bernardino CCD
GO Bonds Series B (LIQ: Wells Fargo & Co)	a	0.26%		01/07/13	18,505,000	18,505,000

San Diego Cnty Regional Transportation Commission
Limited Sales Tax RB Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	6,000,000	6,000,000

San Francisco Bay Area Rapid Transit District
GO Bonds Series 2007B (LIQ: Citibank, NA)	a	0.14%		01/07/13	9,900,000	9,900,000

Santa Clara Valley Transportation Auth
Sales Tax Refunding RB Series 2008B (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	12,275,000	12,275,000

Southern California Metropolitan Water District
Water Refunding RB Series 2011A3		0.13%	01/03/13	03/08/13	7,000,000	7,000,000

Univ of California
Medical Center Pooled RB Series 2007B2 (LIQ: Wells Fargo Bank, NA)		0.09%		01/02/13	16,615,000	16,615,000

24 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Medical Center Pooled RB Series 2007C2 (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	7,000,000	7,000,000

Victor Valley CCD
GO Bonds Series 2009C (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	22,045,000	22,045,000

						463,530,000

Colorado 1.7%
Arapahoe Cnty
Refunding IDRB (Denver Jetcenter) Series 1997 (LOC: US Bank, NA)		0.41%		01/07/13	3,500,000	3,500,000

Colorado Educational & Cultural Facilities Auth
Refunding RB (Nature Conservancy) Series 2012		0.11%		01/07/13	9,145,000	9,145,000

Colorado Housing & Finance Auth
S/F Mortgage Class I Adjustable Rate Bonds Series 2002C3 (LIQ: Barclays Bank Plc)		0.15%		01/07/13	17,830,000	17,830,000

S/F Mortgage Class I Bonds Series 2002A2 (LOC: Federal Home Loan Bank)		0.15%		01/07/13	3,810,000	3,810,000

S/F Mortgage Class I Bonds Series 2003C2 (LIQ: Royal Bank of Canada)		0.14%		01/07/13	16,290,000	16,290,000

S/F Mortgage Class I Bonds Series 2004A2 (LIQ: Royal Bank of Canada)		0.14%		01/07/13	20,100,000	20,100,000

S/F Mortgage Class I Bonds Series 2004B2 (LIQ: Royal Bank of Canada)		0.14%		01/07/13	32,290,000	32,290,000

S/F Mortgage Class I Bonds Series 2005A2 (LIQ: Royal Bank of Canada)		0.14%		01/07/13	9,000,000	9,000,000

S/F Mortgage Class I Bonds Series 2006A3 (LIQ: Federal Home Loan Bank)		0.13%		01/07/13	25,000,000	25,000,000

S/F Mortgage Class I Bonds Series 2006C2 (LIQ: Federal Home Loan Bank)		0.12%		01/07/13	4,590,000	4,590,000

S/F Mortgage Class I Bonds Series 2007A2 (LIQ: Federal Home Loan Bank)		0.15%		01/07/13	12,000,000	12,000,000

S/F Mortgage Class II Bonds Series 2007B3 (LIQ: Royal Bank of Canada)		0.15%		01/07/13	20,000,000	20,000,000

Colorado Regional Transportation District
Sales Tax Refunding RB Series 2007A (LIQ: Citibank, NA)	a	0.13%		01/07/13	21,530,000	21,530,000

Commerce City Northern Infrastructure General Improvement District
GO Bonds Series 2006 (LOC: US Bank, NA)		0.14%		01/07/13	9,825,000	9,825,000

Cornerstone Metropolitan District No. 2
Sub Limited Tax GO Refunding Bonds Series 2010B (LOC: Bank of America, NA)		0.23%		01/07/13	2,645,000	2,645,000

Denver
Airport System RB Bonds Series 2008C2&C3 (GTY/LIQ: Royal Bank of Canada)	a	0.16%		01/07/13	20,000,000	20,000,000

Lafayette
M/F Housing RB (Traditions) Series 2011A (LOC: Wells Fargo Bank, NA)		0.15%		01/07/13	600,000	600,000

Univ of Colorado
Univ Enterprise Refunding RB Series 2005A (LIQ: US Bank, NA)	a	0.13%		01/07/13	14,930,000	14,930,000

						243,085,000

Connecticut 0.2%
Connecticut HFA
Housing Mortgage Finance Program Bonds Series 2009A1 (LIQ: JPMorgan Chase Bank, NA)		0.13%		01/02/13	6,860,000	6,860,000

See financial notes 25

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Housing Mortgage Finance Program Bonds Series 2011E4 (LIQ: JPMorgan Chase Bank, NA)		0.15%		01/02/13	5,675,000	5,675,000

Housing Mortgage Finance Program Series 2009A2 (LIQ: JPMorgan Chase Bank, NA)		0.13%		01/02/13	10,600,000	10,600,000

Connecticut Innovations
RB (ISO New England) Series 2012 (LOC: TD Bank NA)		0.11%		01/07/13	3,100,000	3,100,000

						26,235,000

District of Columbia 2.2%
District of Columbia
GO Bonds Series 2008E (GTY: Berkshire Hathaway Assurance Corp /LIQ: Bank of America, NA)	a	0.19%		01/07/13	6,030,000	6,030,000

RB (American Psychological Assoc) Series 2003 (LOC: Bank of America, NA)		0.17%		01/07/13	2,220,000	2,220,000

RB (KIPP DC) Series 2008 (LOC: Manufacturers & Traders Trust Co)		0.14%		01/07/13	7,550,000	7,550,000

District of Columbia Water & Sewer Auth
Public Utility Sub Lien Refunding RB Series 2012C (LIQ: Bank of America, NA)	a	0.15%		01/07/13	5,000,000	5,000,000

Metropolitan Washington Airports Auth
Airport System RB Series 2004B (LIQ: JPMorgan Chase Bank, NA)	a	0.23%		01/07/13	8,060,000	8,060,000

Airport System RB Series 2005A (LIQ: Citibank, NA)	a	0.19%		01/07/13	9,800,000	9,800,000

Airport System RB Series 2005A (LIQ: Citibank, NA)	a	0.20%		01/07/13	4,500,000	4,500,000

Airport System RB Series 2005A (LIQ: Wells Fargo Bank, NA)	a	0.21%		01/07/13	12,395,000	12,395,000

Airport System RB Series 2006A (LIQ: Citibank, NA)	a	0.21%		01/07/13	74,600,000	74,600,000

Airport System RB Series 2006B (LIQ: Branch Banking & Trust Co)	a	0.15%		01/07/13	9,925,000	9,925,000

Airport System RB Series 2006B (LIQ: Citibank, NA)	a	0.19%		01/07/13	15,000,000	15,000,000

Airport System RB Series 2006B (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	12,790,000	12,790,000

Airport System RB Series 2006B (LIQ: JPMorgan Chase Bank, NA)	a	0.23%		01/07/13	16,590,000	16,590,000

Airport System RB Series 2007B (LIQ: Branch Banking & Trust Co)	a	0.15%		01/07/13	10,120,000	10,120,000

Airport System RB Series 2007B (LIQ: Deutsche Bank AG)	a	0.18%		01/07/13	23,940,000	23,940,000

Airport System RB Series 2007B (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	5,000,000	5,000,000

Airport System RB Series 2008A (LIQ: Deutsche Bank AG)	a	0.18%		01/07/13	44,610,000	44,610,000

Airport System RB Series 2009D1 (LOC: TD Bank NA)		0.12%		01/07/13	14,705,000	14,705,000

Airport System Refunding RB Series 2003A (LIQ: Deutsche Bank AG)	a	0.18%		01/07/13	9,280,000	9,280,000

Washington Convention Center Auth
Sr Lien Dedicated Tax Refunding RB Series 2007A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	19,890,000	19,890,000

						312,005,000

Florida 4.7%
Brevard Cnty HFA
M/F Housing Refunding RB (Shore View Apts) Series 1995 (LOC: BMO Harris Bank NA)		0.14%		01/07/13	1,900,000	1,900,000

Broward Cnty
Port Facilities Sub Refunding RB (Port Everglades) Series 2008 (LOC: Bank of Nova Scotia)		0.18%		01/07/13	2,600,000	2,600,000

26 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Collier Cnty HFA
M/F Housing RB (Brittany Bay Apts) Series 2001A (LOC: Fannie Mae)		0.13%		01/07/13	3,800,000	3,800,000

Florida Dept of Transportation
Right-of-Way Acquisition & Bridge Construction Refunding Bonds Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	7,200,000	7,200,000

Florida Housing Finance Corp
Housing RB (Caribbean Key Apts) Series 1996F (LOC: Fannie Mae)		0.14%		01/07/13	270,000	270,000

Housing RB (Heritage Pointe Apts) Series 1999I-1 (LOC: Fannie Mae)		0.14%		01/07/13	10,630,000	10,630,000

Housing RB (Tiffany Club Apts) Series 1996P (LOC: Freddie Mac)		0.14%		01/07/13	6,050,000	6,050,000

Housing RB (Timberline Apts) Series 1999P (LOC: Fannie Mae)		0.16%		01/07/13	6,435,000	6,435,000

M/F Mortgage RB (Clear Harbor Apts) Series 2007H (LOC: Citibank, NA)		0.15%		01/07/13	3,295,000	3,295,000

M/F Mortgage RB (Lakeshore Apts) Series 2004H (LOC: Fannie Mae)		0.15%		01/07/13	7,700,000	7,700,000

M/F Mortgage RB (Lynn Lake Apts) Series 2005B1 (LOC: Freddie Mac)		0.15%		01/07/13	20,315,000	20,315,000

M/F Mortgage RB (Spring Haven Apts) Series 2004F (LOC: Fannie Mae)		0.15%		01/07/13	6,100,000	6,100,000

M/F Mortgage RB (Spring Haven Apts) Series 2006G (LOC: Citibank, NA)		0.15%		01/07/13	3,860,000	3,860,000

M/F Mortgage RB (Wellesley Apts) Series 2003O (LOC: Citibank, NA)		0.16%		01/07/13	14,900,000	14,900,000

Florida State Board of Education
Public Education Capital Outlay Bonds Series 2003B (LIQ: Citibank, NA)	a	0.16%		01/07/13	8,000,000	8,000,000

Public Education Capital Outlay Bonds Series 2006B (LIQ: US Bank, NA)	a	0.13%		01/07/13	43,715,000	43,715,000

Public Education Capital Outlay Bonds Series 2006D (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	10,705,000	10,705,000

Public Education Capital Outlay Bonds Series 2007B&C (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,680,000	5,680,000

Greater Orlando Aviation Auth
Airport Facilities Refunding RB Series 2007A (LIQ: Deutsche Bank AG)	a	0.18%		01/07/13	5,620,000	5,620,000

Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health/Sunbelt) Series 2006C&G (LIQ: Citibank, NA)	a	0.15%		01/07/13	2,500,000	2,500,000

Hillsborough Cnty
Solid Waste & Resource Recovery RB Series 2006A (GTY/LIQ: Wells Fargo & Co)	a	0.15%		01/07/13	9,565,000	9,565,000

Hillsborough Cnty HFA
M/F Housing RB (Lake Kathy Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	20,670,000	20,670,000

M/F Housing RB (Meridian Pointe Apts) Series 2005 (LOC: Citibank, NA)		0.19%		01/07/13	6,475,000	6,475,000

Hillsborough Cnty IDA
RB (Independent Day School) Series 2000 (LOC: Bank of America, NA)		0.29%		01/07/13	600,000	600,000

RB (Tampa Metropolitan Area YMCA) Series 2000 (LOC: Bank of America, NA)		0.16%		01/07/13	2,900,000	2,900,000

See financial notes 27

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Hillsborough Cnty School Board
Sales Tax Refunding RB Series 2007 (GTY/LIQ: Wells Fargo & Co)	a	0.17%		01/07/13	11,130,000	11,130,000

Jacksonville
Transportation Refunding RB Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,360,000	5,360,000

Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal High School) Series 2002 (LOC: Bank of America, NA)		0.17%		01/07/13	2,500,000	2,500,000

JEA
Water & Sewer System Sub RB Series 2008B1 (LIQ: State Street Bank & Trust Company, NA)		0.12%		01/07/13	5,685,000	5,685,000

Miami-Dade Cnty
Transit System Sales Surtax RB Series 2006 (LIQ: US Bank, NA)	a	0.13%		01/07/13	18,300,000	18,300,000

Water & Sewer System RB Series 2010 (LIQ: Citibank, NA)	a	0.16%		01/07/13	8,185,000	8,185,000

Water & Sewer System RB Series 2010 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	17,990,000	17,990,000

Water & Sewer System RB Series 2010 (LIQ: JPMorgan Chase Bank, NA)	a	0.18%		01/07/13	2,735,000	2,735,000

Miami-Dade Cnty Educational Facilities Auth
RB (Univ of Miami) Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

Miami-Dade Cnty Expressway Auth
Toll System RB Series 2006 (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	35,000,000	35,000,000

Miami-Dade Cnty IDA
Airport Facility RB (FlightSafety) Series 1999A		0.16%		01/07/13	20,210,000	20,210,000

Airport Facility RB (FlightSafety) Series 1999B		0.16%		01/07/13	20,230,000	20,230,000

IDRB (Tarmac America) Series 2004 (LOC: Bank of America, NA)		0.18%		01/07/13	2,600,000	2,600,000

Miami-Dade Cnty School Board
COP Series 2006A&B (GTY/LIQ: US Bank, NA)	a	0.21%		01/07/13	27,815,000	27,815,000

Miami-Dade Cnty Water & Sewer System
Water & Sewer System RB Series 2010 (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	15,745,000	15,745,000

Ocean Highway & Port Auth
RB Series 1990 (LOC: Wells Fargo Bank, NA)		0.20%		01/07/13	8,700,000	8,700,000

Okeechobee Cnty
IDRB (Okeechobee Landfill) Series 1999 (LOC: Wells Fargo Bank, NA)		0.20%		01/07/13	15,000,000	15,000,000

Orange Cnty HFA
M/F Housing RB (Charleston Club Apts) Series 2001A (LOC: Fannie Mae)		0.13%		01/07/13	12,030,000	12,030,000

M/F Housing RB (Laurel Oaks Apts II) Series 2007H (LOC: Federal Home Loan Bank)		0.15%		01/07/13	7,610,000	7,610,000

M/F Housing RB (Laurel Oaks Apts) Series 2007G (LOC: Federal Home Loan Bank)		0.15%		01/07/13	8,240,000	8,240,000

M/F Housing RB (Lee Vista Club Apts) Series 2004A (LOC: Fannie Mae)		0.16%		01/07/13	14,400,000	14,400,000

M/F Housing RB (Mystic Cove Apts) Series 2002E (LOC: Fannie Mae)		0.16%		01/07/13	8,640,000	8,640,000

M/F Housing RB (The Cove At Lady Lake Apts) Series 2005A (LOC: Fannie Mae)		0.16%		01/07/13	9,200,000	9,200,000

Orange Cnty IDA
RB (Foundation Academy of Winter Garden) Series 2007 (LOC: Federal Home Loan Bank)		0.18%		01/07/13	8,910,000	8,910,000

28 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Orlando Utilities Commission
Utility System Refunding RB Series 2011A	b	0.24%		07/29/13	10,000,000	10,000,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.15%		01/07/13	5,000,000	5,000,000

RB Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.18%		01/07/13	20,000,000	20,000,000

Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995 (LOC: Northern Trust Co)		0.19%		01/07/13	2,500,000	2,500,000

Palm Beach Cnty HFA
M/F Housing RB (Palm Gardens Apts) Series 2007 (LOC: Citibank, NA)		0.26%		01/07/13	3,010,000	3,010,000

M/F Housing Refunding RB (Spinnaker Landing Apts) Series 1998 (LOC: Fannie Mae)		0.16%		01/07/13	2,045,000	2,045,000

Palm Beach Cnty Solid Waste Auth
RB Series 2009A (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,545,000	4,545,000

Pinellas Cnty Educational Facility Auth
Refunding RB (Barry Univ) Series 2007 (LOC: Bank of America, NA)		0.16%		01/07/13	8,290,000	8,290,000

Refunding RB (Shorecrest Preparatory School) Series 2007 (LOC: Northern Trust Co)		0.13%		01/07/13	8,750,000	8,750,000

Pinellas Cnty HFA
M/F Housing RB (Bayside Court) Series 2011 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	10,250,000	10,250,000

Pinellas Cnty Industry Council
RB (Operation Par) Series 1999 (LOC: Wells Fargo Bank, NA)		0.30%		01/07/13	990,000	990,000

Polk Cnty
Utility System RB Series 2004A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

South Florida Water Management District
COP Series 2006 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	9,760,000	9,760,000

South Miami Health Facilities Auth
Hospital RB (Baptist Health South Florida) Series 2007 (LIQ: Citibank, NA)	a	0.16%		01/07/13	16,500,000	16,500,000

Hospital RB (Baptist Health South Florida) Series 2007 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	20,000,000	20,000,000

St. Johns Cnty
Water & Sewer Refunding RB Series 2006 (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	10,760,000	10,760,000

Tallahassee Energy System
Energy System RB Series 2007 (LIQ: Citibank, NA)	a	0.15%		01/07/13	20,000,000	20,000,000

Tampa
Health System RB (BayCare Health) Series 2012B	b	0.23%		07/29/13	19,000,000	19,000,000

Univ of South Florida Research Foundation
RB Series 2004A (LOC: Bank of America, NA)		0.17%		01/07/13	700,000	700,000

						679,800,000

Georgia 1.8%
Atlanta Housing Auth
M/F Housing RB (Villages of East Lake Phase II) Series 1999 (LOC: Bank of America, NA)		0.29%		01/07/13	8,540,000	8,540,000

Atlanta Urban Residential Finance Auth
M/F Housing RB (Alta Coventry Station Apts) Series 2007 (LOC: Bank of America, NA)		0.40%		01/07/13	26,885,000	26,885,000

See financial notes 29

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Capitol Gateway Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	2,825,000	2,825,000

M/F Housing RB (M St Apts) Series 2003 (LOC: Freddie Mac)		0.18%		01/07/13	21,000,000	21,000,000

M/F Housing RB (New Community at East Lake) Series 1996 (LOC: Bank of America, NA)		0.29%		01/07/13	5,500,000	5,500,000

Barstow Cnty Development Auth
Pollution Control RB (Georgia Power Plant Bowen) First Series 2009		0.24%		01/07/13	5,000,000	5,000,000

Burke Cnty Development Auth
Pollution Control RB (Georgia Power Plant Vogtle) First Series 2009		0.16%		01/02/13	23,880,000	23,880,000

Clayton Cnty Housing Auth
M/F Housing RB (Hyde Park Club Apts) Series 1997 (LOC: Fannie Mae)		0.15%		01/07/13	10,495,000	10,495,000

Columbia Cnty Development Auth
M/F Housing RB (Westwood Club Apts) Series 2002 (LOC: Fannie Mae)		0.13%		01/07/13	3,515,000	3,515,000

DeKalb Cnty Housing Auth
M/F Housing RB (Brittany Apts) Series 2001 (LOC: General Electric Capital Corp)		0.30%		01/07/13	7,200,000	7,200,000

East Point Housing Auth
M/F Housing RB (Eagles Creste Apts) Series 2003 (LOC: Freddie Mac)		0.18%		01/07/13	12,525,000	12,525,000

Fulton Cnty Housing Auth
M/F Housing RB (Walton Lakes Apts) Series 2008A (LOC: Federal Home Loan Bank)		0.16%		01/07/13	22,400,000	22,400,000

Georgia
GO Refunding Bonds Series 2005B (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	7,925,000	7,925,000

Kennesaw Development Auth
M/F Housing RB (Walton Ridenour Apts) Series 2004 (LOC: Federal Home Loan Bank)		0.16%		01/07/13	7,500,000	7,500,000

Lawrenceville Housing Auth
M/F Housing RB (Chatham Club Apts) Series 2002 (LOC: Fannie Mae)		0.14%		01/07/13	7,100,000	7,100,000

Marietta Housing Auth
M/F Housing RB (Walton Village Apts) Series 2005 (LOC: Freddie Mac)		0.18%		01/07/13	14,300,000	14,300,000

McDonough Housing Auth
M/F Housing RB (Ashley Woods Apts) Series 2008 (LOC: Freddie Mac)		0.15%		01/07/13	6,300,000	6,300,000

Metropolitan Atlanta Rapid Transit Auth
Sales Tax Refunding RB Series 2007B (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	20,420,000	20,420,000

Sales Tax Refunding RB Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	10,300,000	10,300,000

Paulding Cnty Hospital Auth
Revenue Anticipation Certificates (WellStar Health) Series 2012B (LOC: Northern Trust Co)		0.11%		01/07/13	13,750,000	13,750,000

Summerville Development Auth
RB (Image Industries) Series 1997 (LOC: Wells Fargo Bank, NA)	a	0.23%		01/07/13	11,000,000	11,000,000

Winder-Barrow Cnty Jt Development Auth
IDRB (Price Companies) Series 2007 (LOC: Bank of America, NA)		0.29%		01/07/13	7,225,000	7,225,000

Worth Cnty IDA
Refunding IDRB (Seabrook Peanut) Series 1996B (LOC: Federal Home Loan Bank)		0.16%		01/07/13	3,100,000	3,100,000

						258,685,000

30 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Hawaii 0.6%
Hawaii
RB (Hawaiian Electric) Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	2,200,000	2,200,000

Honolulu
GO Bonds Series 2005AC&D (LIQ: Citibank, NA)	a	0.15%		01/07/13	8,400,000	8,400,000

GO Bonds Series 2012A (LIQ: US Bank, NA)	a	0.13%		01/07/13	11,455,000	11,455,000

Wastewater System RB Sr Series 2005A (LIQ: Citibank, NA)	a	0.11%		01/02/13	27,715,000	27,715,000

Wastewater System RB Sr Series 2006A (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	25,570,000	25,570,000

Wastewater System RB Sr Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,690,000	5,690,000

						81,030,000

Idaho 0.2%
Cassia Cnty IDC
IDRB (Oak Valley Heifers) Series 2007 (LOC: Rabobank Nederland)		0.19%		01/07/13	2,000,000	2,000,000

Lemhi Cnty IDC
Recovery Zone Facility RB (Formation Capital Corp) Series 2010 (LOC: Bank of Montreal)		0.18%		01/07/13	32,000,000	32,000,000

						34,000,000

Illinois 3.6%
Aurora
Collateralized S/F Mortgage RB Series 2007D1 (LIQ: Deutsche Bank AG)	a	0.18%		01/07/13	8,435,000	8,435,000

Carol Stream
M/F Housing Refunding RB (St. Charles Square) Series 1997 (LOC: Fannie Mae)		0.16%		01/07/13	4,415,000	4,415,000

Chicago
General Airport (O’Hare) Third Lien RB Series 2005D (LOC: Barclays Bank Plc)		0.14%		01/07/13	19,500,000	19,500,000

GO Bonds (City Colleges of Chicago) Series 1999 (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	8,265,000	8,265,000

GO Project & Refunding Bonds Series 2003B1 (LIQ: JPMorgan Chase Bank, NA)		0.15%		01/02/13	1,500,000	1,500,000

GO Project & Refunding Bonds Series 2005B (LIQ: Bank of America, NA)	a	0.15%		01/07/13	14,975,000	14,975,000

GO Project & Refunding Bonds Series 2005B (LIQ: US Bank, NA)	a	0.13%		01/07/13	2,090,000	2,090,000

GO Project & Refunding Bonds Series 2007A (LIQ: Barclays Bank Plc)	a	0.16%		01/07/13	7,990,000	7,990,000

GO Project & Refunding Bonds Series 2008C (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	1,000,000	1,000,000

GO Refunding Bonds Series 1993B (GTY: Berkshire Hathaway Assurance Corp /LIQ: Wells Fargo Bank, NA)	a	0.26%		01/07/13	1,860,000	1,860,000

GO Refunding Bonds Series 2008C (LIQ: Citibank, NA)	a	0.16%		01/07/13	5,785,000	5,785,000

M/F RB (Lincoln Village Sr Apts) Series 2006 (LOC: BMO Harris Bank NA)		0.15%		01/07/13	5,037,000	5,037,000

Second Lien RB (Midway Airport) Series 2004C2 (LOC: Wells Fargo Bank, NA)		0.17%		01/07/13	2,400,000	2,400,000

Wastewater Transmission Refunding Second Lien RB Series 2006A&B (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	22,430,000	22,430,000

See financial notes 31

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Wastewater Transmission Refunding Second Lien RB Series 2012 (LIQ: Royal Bank of Canada)	a	0.18%		01/07/13	5,000,000	5,000,000

Chicago Transit Auth
Sales Tax Receipts RB Series 2011 (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	8,980,000	8,980,000

East Dundee
IDRB (Otto Engineering) Series 1998 (LOC: Bank of America, NA)		0.29%		01/07/13	885,000	885,000

Illinois Finance Auth
IDRB (Bison Gear & Engineering) Series 2010 (LOC: BMO Harris Bank NA)		0.14%		01/07/13	7,690,000	7,690,000

M/F Housing RB (Autumn Ridge Apts) Series 2005A (LOC: Freddie Mac)		0.13%		01/07/13	6,045,000	6,045,000

M/F Housing RB (New Vistas II Apts) Series 2004 (LOC: Fannie Mae)		0.15%		01/07/13	8,500,000	8,500,000

Pollution Control RB (A.E. Staley Manufacturing) Series 1985 (LOC: Rabobank Nederland)		0.17%		01/07/13	7,500,000	7,500,000

Qualified Residential Rental Bonds (River Oaks) Series 1989 (LOC: Freddie Mac)		0.19%		01/07/13	32,000,000	32,000,000

RB (Advocate Health Care Network) Series 2008C2B (LIQ: JPMorgan Chase Bank, NA)		0.14%		01/07/13	3,500,000	3,500,000

RB (Catholic Charities Housing) Series 1993A (LOC: Northern Trust Co)		0.15%		01/07/13	9,160,000	9,160,000

RB (Catholic Charities Housing) Series 1993B (LOC: Northern Trust Co)		0.15%		01/07/13	910,000	910,000

RB (Chicago Academy of Sciences) Series 1998 (LOC: JPMorgan Chase Bank, NA)		0.15%		01/07/13	5,480,000	5,480,000

RB (Elmhurst Memorial Healthcare) Series 2008B (LOC: JPMorgan Chase Bank, NA)		0.13%		01/02/13	19,050,000	19,050,000

RB (F.C. Harris Pavilion) Series 1994 (LOC: Freddie Mac)		0.18%		01/07/13	22,310,000	22,310,000

RB (Korex) Series 1990 (LOC: Northern Trust Co)		0.43%		01/07/13	4,000,000	4,000,000

RB (Lake Forest Academy) Series 1994 (LOC: Northern Trust Co)		0.15%		01/07/13	4,000,000	4,000,000

RB (Lake Forest College) Series 2008 (LOC: Northern Trust Co)		0.15%		01/07/13	2,500,000	2,500,000

RB (Northwestern Memorial Hospital) Series 2009A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,000,000	6,000,000

RB (Resurrection Health Care) Series 2005B (LOC: JPMorgan Chase Bank, NA)		0.13%		01/02/13	22,075,000	22,075,000

RB (Richard H. Driehaus Museum) Series 2005 (LOC: Northern Trust Co)		0.15%		01/07/13	3,800,000	3,800,000

RB (Univ of Chicago Medical Center) Series 2009E1 (LOC: JPMorgan Chase Bank, NA)		0.13%		01/02/13	14,215,000	14,215,000

RB (Univ of Chicago) Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	13,230,000	13,230,000

Refunding RB (North Shore Univ Health) Series 2010 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,000,000	3,000,000

Illinois Health Facilities Auth
RB (Evanston Hospital Corp) Series 1996 (LIQ: JPMorgan Chase Bank, NA)		0.15%		01/07/13	5,965,000	5,965,000

RB (Riverside Health) Series 2002B (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	6,165,000	6,165,000

Illinois Housing Development Auth
Homeowner Mortgage RB Series 2006A2 (LIQ: Barclays Bank Plc)	a	0.17%		01/07/13	16,165,000	16,165,000

M/F Housing RB (Spring Creek Towers) Series 2004 (LOC: Bank of America, NA)		0.31%		01/07/13	5,535,000	5,535,000

32 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Illinois Regional Transportation Auth
GO Bonds Series 2002A (GTY/LIQ: Wells Fargo & Co)	a	0.14%		01/07/13	9,300,000	9,300,000

GO Bonds Series 2005A (LIQ: Rabobank Nederland)	a	0.13%		01/07/13	28,385,000	28,385,000

GO Bonds Series 2006A (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	6,185,000	6,185,000

Metropolitan Water Reclamation District of Greater Chicago
Limited Tax GO Refunding Bonds Series C (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	22,515,000	22,515,000

Unlimited Tax GO Refunding Bonds Series May 2006 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	15,485,000	15,485,000

Palatine
Special Facility RB (Little City for Community Development) Series 1998 (LOC: Federal Home Loan Bank)		0.16%		01/07/13	5,000,000	5,000,000

Southwestern Illinois Development Auth
Refunding IDRB (Holten Meat) Series 2004 (LOC: US Bank, NA)		0.19%		01/07/13	6,860,000	6,860,000

St. Clair Cnty
Industrial Building Refunding RB (Winchester Apts) Series 1994 (LOC: Fannie Mae)		0.13%		01/07/13	15,550,000	15,550,000

Univ of Illinois
Auxiliary Facilities System RB Series 2005A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	11,265,000	11,265,000

Auxiliary Facilities System RB Series 2006 (LIQ: Citibank, NA)	a	0.17%		01/07/13	33,260,000	33,260,000

Upper Illinois River Valley Development Auth
M/F Housing RB (Morris Supportive Living) Series 2007 (LOC: Federal Home Loan Bank)		0.29%		01/07/13	4,000,000	4,000,000

Will Cnty Community High School District No. 210
GO Capital Appreciation Bonds Series 2006 (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	14,000,000	14,000,000

						521,147,000

Indiana 1.0%
Columbia City
RB (Precision Plastics) Series 1997 (LOC: Northern Trust Co)		0.43%		01/07/13	1,000,000	1,000,000

Indiana Finance Auth
Environmental Facilities RB (Indianapolis Power & Light) Series 2011B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	7,500,000	7,500,000

IDRB (Big Sky Park) Series 1999 (LOC: Bank of America, NA)		0.45%		01/07/13	2,640,000	2,640,000

Midwestern Disaster Relief RB (Ohio Valley Electric Corp) Series 2012B (LOC: Sumitomo Mitsui Banking Corp)		0.12%		01/07/13	11,500,000	11,500,000

RB (Ascension Health) Series 2008E4		0.12%		01/07/13	1,300,000	1,300,000

Refunding & RB (Trinity Health) Series 2009A&2010B (LIQ: JPMorgan Chase Bank, NA)	a	0.17%		01/07/13	16,750,000	16,750,000

Refunding RB (Duke Energy Indiana) Series 2009A3 (LOC: Mizuho Corporate Bank Ltd)		0.14%		01/07/13	5,425,000	5,425,000

Indiana Health & Educational Facility Financing Auth
RB (Ascension Health) Series 2006 (LIQ: US Bank, NA)	a	0.13%		01/07/13	15,400,000	15,400,000

Indiana Housing & Community Development Agency
S/F Mortgage RB Series 2007A (LIQ: JPMorgan Chase Bank, NA)	a	0.24%		01/07/13	3,720,000	3,720,000

Indiana Municipal Power Agency
Power Supply System RB Series 2006A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.15%		01/07/13	9,675,000	9,675,000

Indianapolis
M/F Housing RB (Nora Commons) Series 2004A (LOC: Bank of America, NA)		0.18%		01/07/13	11,840,000	11,840,000

See financial notes 33

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Lafayette
Solid Waste Disposal RB (Tate & Lyle Ingredients) Series 2006 (LOC: Rabobank Nederland)		0.26%		01/07/13	24,200,000	24,200,000

Rockport
Pollution Control Refunding RB (American Electric Power) Series 1995A (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.12%		01/07/13	8,500,000	8,500,000

Pollution Control Refunding RB (American Electric Power) Series 1995B (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.12%		01/07/13	18,115,000	18,115,000

St. Joseph Cnty
RB (Western Manor Apts) Series 1997C (LOC: Federal Home Loan Bank)		0.84%		01/07/13	2,055,000	2,055,000

						139,620,000

Iowa 1.4%
Iowa Finance Auth
M/F Housing RB (Country Club Village) Series 2006 (LOC: Freddie Mac)		0.15%		01/07/13	10,530,000	10,530,000

Midwestern Disaster Area RB (Archer Daniels Midland) Series 2011		0.20%		01/07/13	17,000,000	17,000,000

Midwestern Disaster Area RB (Cargill) Series 2009A		0.18%		01/07/13	30,000,000	30,000,000

Midwestern Disaster Area RB (Cargill) Series 2009B		0.18%		01/07/13	25,000,000	25,000,000

Midwestern Disaster Area RB (Cargill) Series 2012A		0.15%		01/07/13	32,500,000	32,500,000

Midwestern Disaster Area RB (HF Chlor-Alkali) Series 2012 (LOC: US Bank, NA)		0.18%		01/07/13	25,000,000	25,000,000

Refunding RB (Trinity Health) Series 2000D		0.10%		01/07/13	37,000,000	37,000,000

Iowa State Board of Regents
Hospital RB Series SUI 2012 (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	22,500,000	22,500,000

						199,530,000

Kansas 0.2%
Kansas Development Finance Auth
M/F Housing RB (Springhill Apts) Series 2004B (LOC: Freddie Mac)		0.15%		01/07/13	9,285,000	9,285,000

Wyandotte Cnty/Kansas City Unified Government
Utility System Refunding RB Series 2004 (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	20,730,000	20,730,000

						30,015,000

Kentucky 0.7%
Boone Cnty
Pollution Control Refunding RB (Duke Energy Kentucky) Series 2010 (LOC: Sumitomo Mitsui Banking Corp)		0.12%		01/07/13	5,220,000	5,220,000

Carroll Cnty
Solid Waste Disposal Revenue & Refunding RB (Celotex Corp) Series 2000 (LOC: Bank of America, NA)		0.16%		01/07/13	15,790,000	15,790,000

Kentucky Economic Development Finance Auth
Health Care Refunding RB (Christian Care Communities) Series 2007A (LOC: PNC Bank NA)		0.17%		01/07/13	13,925,000	13,925,000

RB (Catholic Health Initiatives) Series 2011B1	b	0.23%		07/29/13	10,680,000	10,680,000

RB (Catholic Health Initiatives) Series 2011B2	b	0.23%		07/29/13	14,720,000	14,720,000

Kentucky Housing Corp
Conduit M/F Housing RB (Highlands Court Apts) Series 2007 (LOC: PNC Bank NA)		0.20%		01/07/13	3,800,000	3,800,000

Housing RB Series 2005B (LIQ: State Street Bank & Trust Company, NA)		0.14%		01/07/13	5,765,000	5,765,000

34 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Housing RB Series 2005H (LIQ: State Street Bank & Trust Company, NA)		0.14%		01/07/13	4,385,000	4,385,000

Housing RB Series 2006I (LIQ: State Street Bank & Trust Company, NA)		0.14%		01/07/13	4,750,000	4,750,000

Louisville & Jefferson Cnty Metro Sewer District
Sewer & Drainage System RB Series 2006A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	18,025,000	18,025,000

Richmond
IDRB (Mikron) Series 1995 (LOC: Bank of America, NA)		0.30%		01/07/13	800,000	800,000

						97,860,000

Louisiana 0.9%
Ascension Parish IDB
RB (BASF SE) Series 2009		0.25%		01/07/13	15,000,000	15,000,000

East Baton Rouge Parish
Pollution Control Refunding RB (Exxon) Series 1993		0.09%		01/02/13	3,775,000	3,775,000

East Baton Rouge Parish IDB
Solid Waste Disposal RB (Georgia-Pacific Corp) Series 2004 (LOC: US Bank, NA)		0.13%		01/07/13	7,100,000	7,100,000

Louisiana
Gasoline & Fuels Tax RB Series 2006A (LIQ: Citibank, NA)	a	0.15%		01/07/13	15,470,000	15,470,000

GO Bonds Series 2012A (LIQ: Deutsche Bank AG)	a	0.18%		01/07/13	9,000,000	9,000,000

Louisiana HFA
M/F Housing RB (Belmont Village Apts) Series 2009 (LOC: Freddie Mac)		0.13%		01/07/13	8,795,000	8,795,000

M/F Housing RB (Jefferson Lakes Apts) Series 2007 (LOC: Freddie Mac)		0.18%		01/07/13	14,900,000	14,900,000

M/F Housing RB (Lapalco Court Apts) Series 2007 (LOC: Fannie Mae)		0.18%		01/07/13	6,400,000	6,400,000

Louisiana Public Facilities Auth
RB (Dynamic Fuels) Series 2008 (LOC: JPMorgan Chase Bank, NA)		0.12%		01/02/13	17,850,000	17,850,000

New Orleans IDB
M/F Housing RB (3700 Orleans) Series 2000 (LOC: Fannie Mae)		0.15%		01/07/13	29,000,000	29,000,000

						127,290,000

Maine 0.2%
Maine Health & Higher Educational Facilities Auth
RB Series 2006F (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	29,650,000	29,650,000

Maryland 0.5%
Maryland Community Development Admin
M/F Development RB (Ft. Washington Manor Sr Housing) Series 2005A (LOC: Citibank, NA)		0.19%		01/07/13	13,150,000	13,150,000

M/F Development RB (Shakespeare Park Apts) Series 2008B (LOC: Freddie Mac)		0.14%		01/07/13	7,200,000	7,200,000

Residential RB Series 2004I (LIQ: State Street Bank & Trust Company, NA)		0.13%		01/07/13	17,000,000	17,000,000

Residential RB Series 2007D (LIQ: Wells Fargo Bank, NA)	a	0.21%		01/07/13	5,635,000	5,635,000

Residential RB Various Series (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	8,455,000	8,455,000

Maryland Economic Development Corp
Lease RB Series 2003 (LIQ: Deutsche Bank AG)	a	0.22%		01/07/13	7,315,000	7,315,000

See financial notes 35

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Maryland Health & Higher Educational Facilities Auth
RB (Johns Hopkins Univ) Series 2012A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	4,000,000	4,000,000

RB (MedStar Health) Series 2007 (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

						67,755,000

Massachusetts 1.2%
Massachusetts
GO Consolidated Loan Series 2006B (LIQ: JPMorgan Chase Bank, NA)		0.13%		01/02/13	3,085,000	3,085,000

Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2007A1 (LIQ: Wells Fargo & Co)	a	0.14%		01/07/13	1,100,000	1,100,000

Sr Sales Tax Bonds Series 2010A	b	0.22%		07/29/13	6,000,000	6,000,000

Massachusetts Development Finance Agency
Assisted Living Facility RB (Whaler’s Cove) Series 2001A (LOC: US Bank, NA)		0.17%		01/07/13	11,000,000	11,000,000

First Mortgage RB (Brookhaven at Lexington) Series 2005B (LOC: Bank of America, NA)		0.22%		01/07/13	1,665,000	1,665,000

M/F Housing RB (Archstone Reading Apts) Series 2004A (LOC: Freddie Mac)		0.15%		01/07/13	12,560,000	12,560,000

RB (CIL Realty) Series 2011 (LOC: Manufacturers & Traders Trust Co)		0.13%		01/07/13	12,020,000	12,020,000

RB (Harvard Univ) Series 2010B2 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	1,000,000	1,000,000

Resource Recovery RB (Waste Management) Series 1999 (LOC: Bank of America, NA)		0.18%		01/07/13	10,000,000	10,000,000

Massachusetts Health & Educational Facilities Auth
RB (Partners HealthCare) Series 2009 I-2 (LIQ: US Bank, NA)		0.10%		01/07/13	1,600,000	1,600,000

RB (Partners HealthCare) Series 2010J1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,000,000	3,000,000

RB (UMass) Series 2007E&F (LIQ: US Bank, NA)	a	0.13%		01/07/13	13,915,000	13,915,000

Massachusetts HFA
Housing Bonds Series 2005D (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	3,815,000	3,815,000

Housing Bonds Series 2007A&C (LIQ: Citibank, NA)	a	0.23%		01/07/13	11,235,000	11,235,000

Housing Bonds Series 2010B (LIQ: Barclays Bank Plc)	a	0.17%		01/07/13	7,500,000	7,500,000

Housing Bonds Series 2010C (LIQ: Citibank, NA)	a	0.23%		01/07/13	5,700,000	5,700,000

S/F Housing RB Series 122 (LIQ: JP Morgan Chase & Co)	a	0.22%		01/07/13	19,345,000	19,345,000

Massachusetts School Building Auth
Dedicated Sales Tax Bonds Series 2005A (LIQ: Citibank, NA)	a	0.13%		01/07/13	900,000	900,000

Dedicated Sales Tax Bonds Series 2005A (LIQ: Citibank, NA)	a	0.14%		01/07/13	7,470,000	7,470,000

Dedicated Sales Tax Bonds Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,400,000	3,400,000

Dedicated Sales Tax Bonds Series 2007A (LIQ: Citibank, NA)	a	0.13%		01/07/13	2,330,000	2,330,000

Sr Dedicated Sales Tax Bonds Series 2011B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,680,000	2,680,000

Massachusetts Water Resources Auth
General Refunding RB Series 2005A (LIQ: Bank of America, NA)	a	0.19%		01/07/13	2,325,000	2,325,000

General Refunding RB Series 2007B (LIQ: Branch Banking & Trust Co)	a	0.11%		01/07/13	2,515,000	2,515,000

General Refunding RB Series 2010B (LIQ: Citibank, NA)	a	0.13%		01/07/13	5,980,000	5,980,000

Univ of Massachusetts Building Auth
Refunding RB Sr Series 2011-1 (LIQ: Wells Fargo Bank, NA)		0.13%		01/07/13	13,500,000	13,500,000

36 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Refunding RB Sr Series 2011-2	b	0.22%		07/29/13	6,400,000	6,400,000

						172,040,000

Michigan 2.9%
Hennepin Cnty HRA
M/F Housing RB (City Apts at Loring Park) Series 2001 (LOC: Fannie Mae)		0.16%		01/07/13	9,250,000	9,250,000

Kent Hospital Finance Auth
Refunding & RB (Metropolitan Hospital) Series 2012 (LOC: Bank of America, NA)		0.12%		01/07/13	28,275,000	28,275,000

Michigan Finance Auth
Hospital Refunding & RB (Trinity Health) Series 2011MI (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	7,500,000	7,500,000

Hospital Refunding RB (Trinity Health) Series 2011MI (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	2,400,000	2,400,000

Unemployment Obligation Assessment RB Series 2012A (LIQ: Citibank, NA)	a	0.14%		01/07/13	20,000,000	20,000,000

Michigan Housing Development Auth
Rental Housing RB Series 2000A (LIQ: JPMorgan Chase Bank, NA)		0.18%		01/07/13	38,580,000	38,580,000

Rental Housing RB Series 2002B (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.14%		01/07/13	10,145,000	10,145,000

Rental Housing RB Series 2005A (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.13%		01/07/13	33,040,000	33,040,000

Rental Housing RB Series 2006D (LIQ: Bank of America, NA)	a	0.26%		01/07/13	2,808,000	2,808,000

Rental Housing RB Series 2006D (LIQ: Bank of America, NA)	a	0.29%		01/07/13	4,675,000	4,675,000

Rental Housing RB Series 2007C (LIQ: JPMorgan Chase Bank, NA)		0.18%		01/07/13	33,000,000	33,000,000

Rental Housing RB Series 2008C (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.15%		01/07/13	13,450,000	13,450,000

Rental Housing RB Series 2008D (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.15%		01/07/13	60,280,000	60,280,000

S/F Mortgage RB Series 2007E (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.15%		01/07/13	25,000,000	25,000,000

S/F Mortgage RB Series 2007F (LIQ: PNC Bank NA)		0.14%		01/07/13	78,000,000	78,000,000

Michigan Job Development Auth
Limited Obligation RB (Frankenmuth Bavarian Inn Motor Lodge) Series 1985 (LOC: Comerica Bank)		0.45%		01/07/13	7,100,000	7,100,000

Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2005A3 (LIQ: Citibank, NA)	a	0.14%		01/07/13	4,700,000	4,700,000

RB (Ascension Health) Series 2010	b	0.22%		07/29/13	15,865,000	15,865,000

Michigan State Strategic Fund
Limited Obligation RB (Evangelical Homes of Michigan) Series 2008 (LOC: JPMorgan Chase Bank, NA)		0.18%		01/07/13	7,625,000	7,625,000

Limited Obligation RB (Metaltec Steel Abrasive) Series 2006 (LOC: Comerica Bank)		0.19%		01/07/13	1,345,000	1,345,000

Limited Obligation RB (Mibelloon Dairy) Series 2006 (LOC: Wells Fargo Bank, NA)		0.17%		01/07/13	3,000,000	3,000,000

Limited Obligation RB (YMCA of Greater Grand Rapids) Series 2004 (LOC: Comerica Bank)		0.14%		01/07/13	12,625,000	12,625,000

Limited Obligation RB (YMCA of Greater Grand Rapids) Series 2005 (LOC: Comerica Bank)		0.14%		01/07/13	4,210,000	4,210,000

						422,873,000

See financial notes 37

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Minnesota 1.0%
East Grand Forks
Solid Waste Disposal Refunding RB (American Crystal Sugar) Series 2009 (LOC: CoBank, ACB)		0.14%		01/07/13	19,350,000	19,350,000

Hennepin Cnty HRA
M/F Housing Refunding RB (Stone Arch Apts) Series 2002 (LOC: Fannie Mae)		0.18%		01/07/13	2,800,000	2,800,000

Mendota Heights
Refunding IDRB (Dakota Business Plaza) Series 2000 (LOC: Wells Fargo Bank, NA)		0.35%		01/07/13	2,300,000	2,300,000

Minneapolis
M/F Housing RB (Gateway Real Estate) Series 2002 (LOC: Wells Fargo Bank, NA)		0.19%		01/07/13	4,155,000	4,155,000

Minnesota HFA
Residential Housing Finance Bonds Series 2003B (LIQ: Royal Bank of Canada)		0.13%		01/07/13	12,000,000	12,000,000

Residential Housing Finance Bonds Series 2005I (LIQ: Royal Bank of Canada)		0.13%		01/07/13	27,635,000	27,635,000

Residential Housing Finance Bonds Series 2006G (LIQ: Citibank, NA)	a	0.19%		01/07/13	4,100,000	4,100,000

Residential Housing Finance Bonds Series 2009F (LIQ: Federal Home Loan Bank)		0.14%		01/07/13	11,955,000	11,955,000

Minnesota Office of Higher Education
Student Loan RB Series 2012B (LOC: Royal Bank of Canada)		0.13%		01/07/13	50,000,000	50,000,000

St. Louis Park
M/F Housing Refunding RB (Urban Park Apts) Series 2010A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	2,845,000	2,845,000

						137,140,000

Mississippi 0.6%
Mississippi
GO Bonds Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	9,175,000	9,175,000

Mississippi Business Finance Corp
IDRB (Central Mississippi Baking Co) Series 2005 (LOC: Bank of America, NA)		0.29%		01/07/13	3,615,000	3,615,000

IDRB (Chevron) Series 2007A		0.09%		01/02/13	49,160,000	49,160,000

RB (PSL North America) Series 2007A (LOC: Wells Fargo Bank, NA)		0.15%		01/07/13	13,000,000	13,000,000

Mississippi Home Corp
M/F Housing RB (Edgewood Manor Apts) Series 2008-2 (LOC: Freddie Mac)		0.18%		01/07/13	5,000,000	5,000,000

Mississippi Hospital Equipment & Facilities Auth
RB (Baptist Memorial Health Care) Series 2004B1 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	2,961,000	2,961,000

Univ of Southern Mississippi Educational Building Corp
RB Series 2007 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	9,610,000	9,610,000

						92,521,000

Missouri 0.8%
Blue Springs IDA
M/F Housing RB (Autumn Place Apts) Series 2004 (LOC: Fannie Mae)		0.16%		01/07/13	8,100,000	8,100,000

Kansas City IDA
M/F Housing RB (Clay Terrace Apts) Series 2006 (LOC: Bank of America, NA)		0.45%		01/07/13	10,305,000	10,305,000

38 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Timberlane Village Apts) Series 1986 (LOC: Wells Fargo Bank, NA)		0.16%		01/07/13	18,400,000	18,400,000

Missouri Development Finance Board
Air Cargo Facility Refunding RB (St. Louis Air Cargo Services) Series 2000 (LOC: JPMorgan Chase Bank, NA)		0.17%		01/07/13	4,555,000	4,555,000

St. Charles Cnty IDA
M/F Housing Refunding RB (Time Centre Apts Phase I) Series 2004A (LOC: Wells Fargo Bank, NA)		0.16%		01/07/13	15,600,000	15,600,000

M/F Housing Refunding RB (Time Centre Apts Phase II) Series 2004B (LOC: Wells Fargo Bank, NA)		0.16%		01/07/13	4,500,000	4,500,000

St. Louis IDA
IDRB (Kessler Container) Series 1997A (LOC: Bank of America, NA)		0.90%		01/07/13	1,000,000	1,000,000

M/F Housing RB (Black Forest Apts) Series 1997 (LOC: Fannie Mae)		0.15%		01/07/13	4,000,000	4,000,000

M/F Housing RB (Southwest Crossing) Series 2001 (LOC: Freddie Mac)		0.15%		01/07/13	9,500,000	9,500,000

M/F Housing RB (Whispering Lakes Apts) Series 1995 (LOC: Fannie Mae)		0.15%		01/07/13	7,435,000	7,435,000

M/F Housing Refunding RB (Merchandise Mart Apts) Series 2005A (LOC: Freddie Mac)		0.15%		01/07/13	20,475,000	20,475,000

Washington IDA
IDRB (Missourian Publishing) Series 2006A (LOC: US Bank, NA)		0.16%		01/07/13	6,455,000	6,455,000

IDRB (Pauwels Transformers) Series 1995 (LOC: HSBC Bank USA)		0.45%		01/07/13	900,000	900,000

						111,225,000

Nebraska 0.4%
Douglas Cnty Hospital Auth No.3
Health Facilities Refunding RB (Nebraska Methodist Health) Series 2008 (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.23%		01/07/13	5,265,000	5,265,000

Nebraska Investment Finance Auth
M/F Housing Refunding RB (Pheasant Ridge Apts) Series 2008 (LOC: Freddie Mac)		0.15%		01/07/13	8,950,000	8,950,000

Omaha Public Power District
Electric System RB Series 2005A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	22,135,000	22,135,000

Univ of Nebraska
RB Series 2007 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	7,575,000	7,575,000

Washington Cnty
IDRB (Cargill) Series 2010		0.18%		01/07/13	7,000,000	7,000,000

IDRB (Cargill) Series 2010B		0.18%		01/07/13	10,000,000	10,000,000

						60,925,000

Nevada 1.3%
Clark Cnty
Airport System Sub Lien RB Series 2011B2 (LOC: Royal Bank of Canada)		0.13%		01/07/13	29,000,000	29,000,000

Clark Cnty SD
Limited Tax GO Bonds Series 2006B (LIQ: State Street Bank & Trust Company, NA)	a	0.16%		01/07/13	14,630,000	14,630,000

Las Vegas
Limited Tax GO Bonds Series 2006B (LIQ: US Bank, NA)	a	0.13%		01/07/13	24,545,000	24,545,000

See financial notes 39

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Nevada Dept of Business & Industry
RB (LVE Energy Partners) Series 2007 (LOC: Sumitomo Mitsui Banking Corp)		0.15%		01/07/13	9,555,000	9,555,000

Nevada Housing Division
M/F Housing RB (Apache Pines Apts) Series 1999A (LOC: Fannie Mae)		0.15%		01/07/13	4,800,000	4,800,000

M/F Housing RB (Banbridge Apts) Series 2000A (LOC: US Bank, NA)		0.18%		01/07/13	3,960,000	3,960,000

M/F Housing RB (Sierra Pointe Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	4,200,000	4,200,000

M/F Housing RB (Silver Pines Apts) Series 2002A (LOC: Fannie Mae)		0.15%		01/07/13	10,800,000	10,800,000

M/F Housing RB (St. Rose Seniors Apts) Series 2002A (LOC: Fannie Mae)		0.15%		01/07/13	14,770,000	14,770,000

M/F Housing Refunding RB (Oakmont) Series 2002 (LOC: Fannie Mae)		0.18%		01/07/13	4,250,000	4,250,000

Multi-Unit Housing RB (Southwest Village Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	17,000,000	17,000,000

Nevada System of Higher Education
Univ RB Series 2005B (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	10,530,000	10,530,000

Reno
Health Facility RB (Catholic Healthcare West) Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Credit Suisse AG)	a	0.13%		01/07/13	42,750,000	42,750,000

						190,790,000

New Hampshire 0.2%
New Hampshire Health & Education Facilities Auth
RB (Rivier College) Series 2008 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	11,345,000	11,345,000

RB (St. Anselm College) Series 2008 (LOC: Federal Home Loan Bank)		0.14%		01/07/13	19,385,000	19,385,000

						30,730,000

New Jersey 0.7%
New Jersey Economic Development Auth
IDRB (Advanced Drainage Systems) Series 2007 (LOC: PNC Bank NA)		0.16%		01/07/13	5,305,000	5,305,000

RB (Applewood Estates) Series 2005B (LOC: TD Bank NA)		0.09%		01/07/13	5,270,000	5,270,000

RB (Hamilton Industrial Development) Series 1998 (LOC: Wells Fargo Bank, NA)		0.30%		01/07/13	2,855,000	2,855,000

RB (Marina Energy) Series 2006A (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	5,465,000	5,465,000

RB (Research & Manufacturing Corp of America) Series 2006 (LOC: Wells Fargo Bank, NA)		0.30%		01/07/13	3,100,000	3,100,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K (GTY/LIQ: State Street Bank & Trust Company, NA)	a	0.13%		01/07/13	10,000,000	10,000,000

New Jersey Educational Facilities Auth
Refunding & RB (Princeton Univ) Series 2005A&2007E (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	1,025,000	1,025,000

New Jersey Housing & Mortgage Finance Agency
S/F Housing RB Series 2005O (LIQ: Barclays Bank Plc)		0.14%		01/07/13	16,400,000	16,400,000

S/F Housing RB Series 2005Q (LIQ: Barclays Bank Plc)		0.14%		01/07/13	7,710,000	7,710,000

S/F Housing RB Series 2005R (LIQ: TD Bank NA)		0.14%		01/07/13	2,365,000	2,365,000

40 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
S/F Housing RB Series 2008Z (LIQ: Royal Bank of Canada)		0.13%		01/07/13	37,580,000	37,580,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2006C (GTY/LIQ: Wells Fargo & Co)	a	0.17%		01/07/13	1,065,000	1,065,000

						98,140,000

New Mexico 0.2%
Bernalillo Cnty
M/F Housing Refunding RB (Desert Willow Apts) Series 2008 (LOC: US Bank, NA)		0.23%		01/07/13	7,500,000	7,500,000

New Mexico Educational Assistance Foundation
Education Loan Bonds Sr Series 2003A1 (LOC: Royal Bank of Canada)		0.15%		01/07/13	6,450,000	6,450,000

Education Loan Bonds Sr Series 2003A2 (LOC: Royal Bank of Canada)		0.15%		01/07/13	4,950,000	4,950,000

New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare Services) Series 2012A (LIQ: Citibank, NA)	a	0.14%		01/07/13	6,665,000	6,665,000

						25,565,000

New York 5.0%
Bethlehem IDA
RB (467 Delaware Ave) Series 2003A (LOC: Federal Home Loan Bank)		0.14%		01/07/13	5,740,000	5,740,000

New Rochelle IDA
IDRB (West End Phase I) Series 2006 (LOC: Citibank, NA)		0.33%		01/07/13	4,145,000	4,145,000

New York City
GO Bonds Fiscal 2009 Series H1 (LIQ: Citibank, NA)	a	0.13%		01/07/13	5,000,000	5,000,000

GO Bonds Fiscal 2012 Series G3 (LOC: Citibank, NA)		0.13%		01/07/13	1,000,000	1,000,000

GO Bonds Fiscal 2012 Series G6 (LOC: Mizuho Corporate Bank Ltd)		0.10%		01/02/13	41,000,000	41,000,000

New York City Capital Resource Corp
RB Series 2008B1 (LOC: Bank of America, NA)		0.16%		01/07/13	23,370,000	23,370,000

New York City Housing Development Corp
M/F Housing RB Series 2010B (LIQ: Citibank, NA)	a	0.15%		01/07/13	3,835,000	3,835,000

M/F Mortgage RB (101 Ave D Apts) Series 2010A (LOC: Bank of America, NA)		0.14%		01/07/13	10,000,000	10,000,000

M/F Mortgage RB (Boricua Village Apts) Series 2007A (LOC: Citibank, NA)		0.25%		01/07/13	4,250,000	4,250,000

M/F Mortgage RB (Parkview Apts) Series 2004A (LOC: Citibank, NA)		0.23%		01/07/13	5,935,000	5,935,000

M/F Mortgage RB (White Plains Courtyard Apts) Series 2005A (LOC: Freddie Mac)		0.14%		01/07/13	1,500,000	1,500,000

New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2005 Series D (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	5,800,000	5,800,000

Water & Sewer System RB Fiscal 2008 Series A (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	9,980,000	9,980,000

Water & Sewer System RB Fiscal 2008 Series B1 (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	1,950,000	1,950,000

Water & Sewer System RB Fiscal 2009 Series AA (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,295,000	7,295,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S1 (LIQ: Citibank, NA)	a	0.14%		01/07/13	7,360,000	7,360,000

See financial notes 41

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Future Tax Secured Sub Bonds Fiscal 2012 Series E1 (LIQ: Citibank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

Future Tax Secured Sub Bonds Fiscal 2013 Series C4 (LIQ: JPMorgan Chase Bank, NA)		0.12%		01/02/13	10,000,000	10,000,000

Recovery Bonds Fiscal 2003 Series 2C (LIQ: Lloyds TSB Bank Plc)		0.13%		01/07/13	8,035,000	8,035,000

Recovery Bonds Fiscal 2003 Series 2D (LIQ: Lloyds TSB Bank Plc)		0.12%		01/07/13	2,800,000	2,800,000

New York State Dormitory Auth
RB (Mount St. Mary College) Series 2005 (LOC: JPMorgan Chase Bank, NA)		0.15%		01/07/13	17,000,000	17,000,000

RB (Univ of Rochester) Series 2003C (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	900,000	900,000

State Personal Income Tax RB Series 2006D (LIQ: Citibank, NA)	a	0.13%		01/07/13	10,500,000	10,500,000

New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison) Series 2005A1 (LOC: Mizuho Corporate Bank Ltd)		0.11%		01/07/13	6,300,000	6,300,000

Facilities RB (Consolidated Edison) Series 2005A3 (LOC: Mizuho Corporate Bank Ltd)		0.11%		01/07/13	620,000	620,000

Facilities RB (Consolidated Edison) Series 2010A1 (LOC: Bank of Nova Scotia)		0.11%		01/07/13	18,500,000	18,500,000

Facilities RB (Consolidated Edison) Series 2010A2 (LOC: Bank of Nova Scotia)		0.14%		01/07/13	20,000,000	20,000,000

Facilities RB (Consolidated Edison) Series 2010A3 (LOC: Bank of Nova Scotia)		0.14%		01/07/13	18,700,000	18,700,000

Facilities RB Series 2004C3 (LOC: Mizuho Corporate Bank Ltd)		0.15%		01/07/13	27,000,000	27,000,000

New York State HFA
Housing RB (1500 Lexington Ave) Series 2002A (LOC: Fannie Mae)		0.14%		01/07/13	33,600,000	33,600,000

Housing RB (1501 Lexington Ave) Series 2000A (LOC: Fannie Mae)		0.14%		01/07/13	8,300,000	8,300,000

Housing RB (345 E 94th St) Series 1998A (LOC: Freddie Mac)		0.13%		01/07/13	8,065,000	8,065,000

Housing RB (600 W 42nd St) Series 2007A (LOC: Fannie Mae)		0.14%		01/07/13	32,000,000	32,000,000

Housing RB (600 W 42nd St) Series 2008A (LOC: Fannie Mae)		0.17%		01/07/13	2,000,000	2,000,000

Housing RB (Gotham West) Series 2011A2 (LOC: Wells Fargo Bank, NA)		0.12%		01/07/13	18,000,000	18,000,000

Housing RB (Ocean Park Apts) Series 2005A (LOC: Fannie Mae)		0.14%		01/07/13	13,330,000	13,330,000

Housing RB (Related-42nd & 10th) Series 2007A (LOC: Freddie Mac)		0.14%		01/07/13	25,000,000	25,000,000

Housing RB (Related-42nd & 10th) Series 2008A (LOC: Freddie Mac)		0.13%		01/07/13	15,250,000	15,250,000

Housing RB (The Helena) Series 2004A (LOC: Fannie Mae)		0.14%		01/07/13	52,950,000	52,950,000

Housing RB (Tribeca Landing) Series 1997A (LOC: Fannie Mae)		0.15%		01/07/13	1,000,000	1,000,000

Housing RB (Worth St) Series 2001A (LOC: Fannie Mae)		0.15%		01/07/13	47,600,000	47,600,000

New York State Mortgage Agency
Homeowner Mortgage RB Bonds Series 142 (LIQ: Barclays Bank Plc)		0.13%		01/02/13	8,245,000	8,245,000

Homeowner Mortgage RB Series 129 (LIQ: Barclays Bank Plc)		0.13%		01/07/13	17,000,000	17,000,000

Homeowner Mortgage RB Series 144 (LIQ: JPMorgan Chase Bank, NA)		0.13%		01/02/13	11,575,000	11,575,000

Homeowner Mortgage RB Series 145&148 (LIQ: JPMorgan Chase Bank, NA)	a	0.22%		01/07/13	2,520,000	2,520,000

Homeowner Mortgage RB Series 153 (LIQ: Barclays Bank Plc)		0.15%		01/07/13	15,000,000	15,000,000

42 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Homeowner Mortgage RB Series 29 (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	4,740,000	4,740,000

New York State Thruway Auth
Second General Highway & Bridge Trust Fund Bonds Series 2012A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	6,000,000	6,000,000

Port Auth of New York & New Jersey
Consolidated Bonds 136th Series (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	7,320,000	7,320,000

Consolidated Bonds 137th Series (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	6,195,000	6,195,000

Consolidated Bonds 141st Series (LIQ: Wells Fargo & Co)	a	0.15%		01/07/13	11,835,000	11,835,000

Consolidated Bonds 143rd Series (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	7,870,000	7,870,000

Consolidated Bonds 146th Series (LIQ: Bank of America, NA)	a	0.22%		01/07/13	3,770,000	3,770,000

Consolidated Bonds 147th Series (LIQ: Citibank, NA)	a	0.18%		01/07/13	36,820,000	36,820,000

Consolidated Bonds 152nd Series (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	28,540,000	28,540,000

Consolidated Bonds 169th Series (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	6,440,000	6,440,000

Consolidated Bonds 172nd Series (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	4,625,000	4,625,000

						719,105,000

North Carolina 0.6%
Charlotte-Mecklenburg Hospital Auth
Refunding RB (Carolinas HealthCare) Series 2008A&2011A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	3,605,000	3,605,000

Lower Cape Fear Water & Sewer Auth
Special Facility RB (Bladen Bluffs) Series 2010 (LOC: Rabobank Nederland)		0.12%		01/07/13	4,020,000	4,020,000

Mecklenburg Cnty
GO Refunding Bonds Series 2009D	b	0.23%		07/29/13	18,980,000	18,980,000

North Carolina Capital Facilities Finance Agency
Recreational Facilities RB (YMCA of Greater Charlotte) Series 2007A (LOC: Branch Banking & Trust Co)		0.13%		01/07/13	4,835,000	4,835,000

North Carolina Medical Care Commission
Health Care Facilities RB (Duke Univ Health System) Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	10,810,000	10,810,000

Hospital Refunding RB (Cone Health) Series 2011B	b	0.25%		07/29/13	7,000,000	7,000,000

Piedmont Triad Airport Auth
Airport RB Series 2008B (LOC: Branch Banking & Trust Co)		0.14%		01/07/13	3,495,000	3,495,000

Raleigh
Downtown Improvement COP Series 2005B1 (LIQ: Wells Fargo Bank, NA)		0.14%		01/07/13	31,200,000	31,200,000

Rowan Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Taylor Clay Products) Series 2007A (LOC: Wells Fargo Bank, NA)		0.30%		01/07/13	6,525,000	6,525,000

						90,470,000

North Dakota 0.5%
North Dakota HFA
Home Mortgage Finance Program Series 2004C (LIQ: Federal Home Loan Bank)		0.13%		01/07/13	17,800,000	17,800,000

Home Mortgage Finance Program Series 2005A (LOC: Federal Home Loan Bank)		0.15%		01/07/13	10,000,000	10,000,000

See financial notes 43

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Home Mortgage Finance Program Series 2005C (LIQ: Federal Home Loan Bank)		0.15%		01/07/13	12,000,000	12,000,000

Home Mortgage Finance Program Series 2009B (LIQ: Federal Home Loan Bank)		0.13%		01/07/13	36,715,000	36,715,000

						76,515,000

Ohio 0.4%
Allen Cnty
Hospital Facilities RB (Catholic Healthcare Partners) Series 2010A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	7,460,000	7,460,000

Cleveland-Cuyahoga Cnty Port Auth
Development Refunding RB (Judson) Series 2005A (LOC: PNC Bank NA)		0.17%		01/07/13	20,095,000	20,095,000

Development Refunding RB (Judson) Series 2005B (LOC: PNC Bank NA)		0.17%		01/07/13	7,360,000	7,360,000

Ohio
Hospital Refunding RB (Cleveland Clinic) Series 2009A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,000,000	7,000,000

Ohio State Air Quality Development Auth
Pollution Control Refunding RB (FirstEnergy Nuclear Generation) Series 2008C (LOC: Bank of Nova Scotia)		0.11%		01/02/13	13,500,000	13,500,000

						55,415,000

Oklahoma 0.0%
Oklahoma Development Finance Auth
RB (Shawnee Funding) Series 1996 (LOC: Bank of Nova Scotia)		0.17%		01/07/13	3,100,000	3,100,000

Oregon 1.0%
Multnomah Cnty Hospital Facilities Auth
RB (Providence Health) Series 2004 (LIQ: Bank of America, NA)	a	0.19%		01/07/13	5,895,000	5,895,000

Oregon
Veterans’ Welfare GO Bonds Series 86 (LIQ: US Bank, NA)		0.13%		01/02/13	9,320,000	9,320,000

Oregon Health & Science Univ
RB Series 2012B2 (LOC: Union Bank, NA)		0.13%		01/07/13	6,000,000	6,000,000

Oregon Health, Housing, Educational & Cultural Facilities Auth
RB (Assumption Village Assisted Living) Series 2001A (LOC: Union Bank, NA)		0.14%		01/07/13	2,940,000	2,940,000

Oregon Housing & Community Services Dept
S/F Mortgage RB Series 2004L (LIQ: State Street Bank & Trust Company, NA)		0.13%		01/07/13	4,500,000	4,500,000

S/F Mortgage RB Series 2005F (LIQ: State Street Bank & Trust Company, NA)		0.13%		01/07/13	14,485,000	14,485,000

S/F Mortgage RB Series 2007E (LIQ: JPMorgan Chase Bank, NA)		0.20%		01/07/13	30,000,000	30,000,000

S/F Mortgage RB Series 2007H (LIQ: JPMorgan Chase Bank, NA)		0.20%		01/07/13	30,000,000	30,000,000

S/F Mortgage RB Series 2008C (LIQ: JPMorgan Chase Bank, NA)		0.20%		01/07/13	15,000,000	15,000,000

Port of Portland
Airport Refunding RB Series 18A (LOC: US Bank, NA)		0.17%		01/07/13	29,100,000	29,100,000

						147,240,000

44 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Pennsylvania 2.3%
Butler Cnty IDA
RB (Butler Cnty Family YMCA) Series 2005 (LOC: PNC Bank NA)		0.14%		01/07/13	5,325,000	5,325,000

Delaware Cnty IDA
Water Facilities RB (Aqua Pennsylvania) Series 2005A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.18%		01/07/13	9,635,000	9,635,000

Lancaster Cnty Hospital Auth
Health Center RB (Masonic Homes) Series 2008D (LOC: JPMorgan Chase Bank, NA)		0.10%		01/02/13	8,800,000	8,800,000

Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	6,995,000	6,995,000

Montgomery Cnty IDA
RB (Waverly Heights) Series 2009 (LOC: Manufacturers & Traders Trust Co)		0.16%		01/07/13	7,000,000	7,000,000

Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts) Series 2001A (LOC: Fannie Mae)		0.13%		01/07/13	1,370,000	1,370,000

North Hampton Cnty
RB (Binney & Smith) Series 1997B (LOC: JPMorgan Chase Bank, NA)		0.45%		01/07/13	520,000	520,000

Pennsylvania HFA
S/F Mortgage RB Series 2002-75A (LIQ: Barclays Bank Plc)		0.15%		01/07/13	13,965,000	13,965,000

S/F Mortgage RB Series 2003-77B (LIQ: Barclays Bank Plc)		0.15%		01/07/13	58,900,000	58,900,000

S/F Mortgage RB Series 2003-79B (LIQ: Barclays Bank Plc)		0.15%		01/07/13	51,750,000	51,750,000

S/F Mortgage RB Series 2004-81C (LIQ: Royal Bank of Canada)		0.13%		01/07/13	14,990,000	14,990,000

S/F Mortgage RB Series 2005-88B (LIQ: PNC Bank NA)		0.12%		01/07/13	9,850,000	9,850,000

S/F Mortgage RB Series 2005-88C (LIQ: PNC Bank NA)		0.12%		01/07/13	5,810,000	5,810,000

S/F Mortgage RB Series 2005-91B (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.15%		01/07/13	25,695,000	25,695,000

S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A (LIQ: Morgan Stanley Bank NA)	a	0.24%		01/07/13	4,792,722	4,792,722

S/F Mortgage RB Series 2006-94B (LIQ: PNC Bank NA)		0.12%		01/07/13	8,790,000	8,790,000

S/F Mortgage RB Series 2006-95A (LIQ: Citibank, NA)	a	0.19%		01/07/13	2,335,000	2,335,000

S/F Mortgage RB Series 2006-99A, 2007-99A&100A (LIQ: Citibank, NA)	a	0.19%		01/07/13	9,350,000	9,350,000

Pennsylvania Higher Educational Facilities Auth
RB (Drexel Univ) Series 2005C (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	3,780,000	3,780,000

Pennsylvania State Turnpike Commission
Turnpike RB Series 2011C1 (GTY/LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	7,950,000	7,950,000

Philadelphia
Airport Refunding RB Series 2005C1 (LOC: TD Bank NA)		0.15%		01/07/13	3,835,000	3,835,000

Airport Refunding RB Series 2005C2 (LOC: Royal Bank of Canada)		0.15%		01/07/13	17,280,000	17,280,000

Water & Wastewater Refunding RB Series 2007B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	10,790,000	10,790,000

Philadelphia IDA
Healthcare RB (Greater Philadelphia Health Action) Series 2008 (LOC: Bank of America, NA)		0.18%		01/07/13	2,260,000	2,260,000

Philadelphia Municipal Auth
Lease RB Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	4,520,000	4,520,000

See financial notes 45

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
St. Mary Hospital Auth
RB (Catholic Health Initiatives) Series 2004C		0.14%		01/07/13	27,900,000	27,900,000

						324,187,722

Rhode Island 0.3%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity Bonds Series 54 (LIQ: Bank of America, NA)	a	0.29%		01/07/13	4,920,000	4,920,000

Homeownership Opportunity Bonds Series 56A (LIQ: Citibank, NA)	a	0.19%		01/07/13	8,200,000	8,200,000

Homeownership Opportunity Bonds Series 56A (LIQ: Morgan Stanley Bank NA)	a	0.24%		01/07/13	7,350,000	7,350,000

Homeownership Opportunity Bonds Series 58A (LIQ: Barclays Bank Plc)	a	0.14%		01/07/13	9,600,000	9,600,000

Homeownership Opportunity Bonds Series 58A (LIQ: Morgan Stanley Bank NA)	a	0.24%		01/07/13	7,895,000	7,895,000

						37,965,000

South Carolina 0.7%
Greenville
IDRB (Stevens Aviation Technical Services) Series 1997 (LOC: Wells Fargo Bank, NA)		0.35%		01/07/13	8,300,000	8,300,000

South Carolina Housing Finance & Development Auth
M/F Rental Housing Refunding RB (Fairway Apts) Series 2001A (LOC: Fannie Mae)		0.15%		01/07/13	7,735,000	7,735,000

South Carolina Jobs Economic Development Auth
IRB (South Carolina Electric & Gas) Series 2008 (LOC: Branch Banking & Trust Co)		0.17%		01/07/13	6,935,000	6,935,000

IRB (South Carolina Generating) Series 2008 (LOC: Branch Banking & Trust Co)		0.17%		01/07/13	4,600,000	4,600,000

RB (Holcim) Series 2003 (LOC: Comerica Bank)		0.18%		01/07/13	25,000,000	25,000,000

South Carolina Public Service Auth
Revenue Obligations Series 2004A (LIQ: Citibank, NA)	a	0.14%		01/07/13	23,760,000	23,760,000

South Carolina Transportation Infrastructure Bank
RB Series 2007A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	25,050,000	25,050,000

						101,380,000

South Dakota 0.8%
South Dakota Housing Development Auth
Homeownership Mortgage Bonds Series 2003B&H, 2004B&2005B (LIQ: State Street Bank & Trust Company, NA)	a	0.25%		01/07/13	590,000	590,000

Homeownership Mortgage Bonds Series 2003I (LIQ: Landesbank Hessen-Thuringen Girozentrale)		0.14%		01/07/13	28,000,000	28,000,000

Homeownership Mortgage Bonds Series 2004C (LIQ: Landesbank Hessen-Thuringen Girozentrale)		0.14%		01/07/13	20,000,000	20,000,000

Homeownership Mortgage Bonds Series 2004G (LIQ: Landesbank Hessen-Thuringen Girozentrale)		0.17%		01/07/13	9,000,000	9,000,000

Homeownership Mortgage Bonds Series 2005C (LIQ: Bank of New York Mellon)		0.16%		01/07/13	41,000,000	41,000,000

Homeownership Mortgage Bonds Series 2005K (LIQ: Barclays Bank Plc)	a	0.19%		01/07/13	1,250,000	1,250,000

Homeownership Mortgage Bonds Series 2005K (LIQ: Citibank, NA)	a	0.19%		01/07/13	1,700,000	1,700,000

Homeownership Mortgage Bonds Series 2008C (LIQ: Federal Home Loan Bank)		0.13%		01/07/13	5,000,000	5,000,000

46 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Harmony Heights) Series 2001 (LOC: Fannie Mae)		0.16%		01/07/13	6,500,000	6,500,000

						113,040,000

Tennessee 0.9%
Blount Cnty Public Building Auth
Local Government Public Improvement Bonds Series E5B (LOC: Branch Banking & Trust Co)		0.13%		01/07/13	6,275,000	6,275,000

Chattanooga IDB
Lease Rental Refunding RB Series 2007 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	11,295,000	11,295,000

Clarksville Public Building Auth
Pooled Financing RB (Tennessee Municipal Bond Fund) Series 1997 (LOC: Bank of America, NA)		0.19%		01/07/13	6,810,000	6,810,000

Pooled Financing RB (Tennessee Municipal Bond Fund) Series 1999 (LOC: Bank of America, NA)		0.19%		01/07/13	6,230,000	6,230,000

Grundy Cnty IDB
Limited Obligation RB (Toyo Seat USA) Series 2001 (LOC: Comerica Bank)		0.23%		01/07/13	1,000,000	1,000,000

Jackson Health, Educational & Housing Facility Board
M/F Housing RB (Patrician Terrace Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	2,200,000	2,200,000

Knoxville
Wastewater System RB Series 2005A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	16,230,000	16,230,000

Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
M/F Housing RB (Burning Tree Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	7,860,000	7,860,000

M/F Housing RB (Jackson Grove Apts) Series 2006A (LOC: BMO Harris Bank NA)		0.16%		01/07/13	10,000,000	10,000,000

M/F Housing Refunding RB (Brentwood Oaks Apts) Series 1991 (LOC: Fannie Mae)		0.14%		01/07/13	11,320,000	11,320,000

Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1995 (LOC: Bank of America, NA)	a	0.19%		01/07/13	1,250,000	1,250,000

Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1997 (LOC: Bank of America, NA)		0.19%		01/07/13	27,800,000	27,800,000

Sevier Cnty Public Building Auth
Public Improvement Bonds Series VA1 (LOC: Branch Banking & Trust Co)		0.20%		01/07/13	11,140,000	11,140,000

Shelby Cnty Health, Educational & Housing Facilities Board
RB (Methodist Healthcare) Series 2004B (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.17%		01/07/13	7,495,000	7,495,000

						126,905,000

Texas 6.9%
Calhoun Cnty Navigation District
Solid Waste Disposal RB (Formosa Plastics Corp) Series 2000 (LOC: JPMorgan Chase Bank, NA)		0.18%		01/07/13	12,500,000	12,500,000

Calhoun Cnty Navigation IDA
Port RB (Formosa Plastics) Series 2011C (LOC: Sumitomo Mitsui Banking Corp)		0.15%		01/07/13	17,500,000	17,500,000

Calhoun Port Auth
Environmental Facilities RB (Formosa Plastics) Series 2011B (LOC: Sumitomo Mitsui Banking Corp)		0.15%		01/07/13	33,800,000	33,800,000

See financial notes 47

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Capital IDC
Solid Waste Disposal RB (Texas Disposal Systems) Series 2001 (LOC: Union Bank, NA)		0.19%		01/07/13	4,715,000	4,715,000

Clear Creek ISD
Unlimited Tax Refunding Bonds Series 2008A (GTY: Texas Permanent School Fund /LIQ: Bank of America, NA)	a	0.19%		01/07/13	5,000,000	5,000,000

Dallam Cnty IDC
Economic Development RB (Hillmar Cheese) Series 2010 (LOC: CoBank, ACB)		0.13%		01/07/13	20,000,000	20,000,000

Economic Development Refunding RB (Hilmar Cheese) Series 2009 (LOC: CoBank, ACB)		0.13%		01/07/13	24,500,000	24,500,000

Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008 (LIQ: Citibank, NA)	a	0.15%		01/07/13	22,100,000	22,100,000

El Paso Cnty Hospital District
GO Bonds Series 2008A (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	13,395,000	13,395,000

Grand Prairie IDA
IDRB (NTA Leasing) Series 1994 (LOC: JPMorgan Chase Bank, NA)		0.16%		01/07/13	280,000	280,000

Greater Texas Student Loan Corp
RB Series 1998A (LOC: State Street Bank & Trust Company, NA)		0.15%		01/07/13	35,000,000	35,000,000

Student Loan RB Series 1992B (LOC: State Street Bank & Trust Company, NA)		0.15%		01/07/13	35,200,000	35,200,000

Student Loan RB Series 1993B (LOC: State Street Bank & Trust Company, NA)		0.15%		01/07/13	32,000,000	32,000,000

Student Loan RB Series 1995B (LOC: State Street Bank & Trust Company, NA)		0.15%		01/07/13	36,000,000	36,000,000

Gulf Coast IDA
RB (ExxonMobil) Series 2012		0.10%		01/02/13	13,735,000	13,735,000

Gulf Coast Waste Disposal Auth
Environmental Facilities RB (ExxonMobil) Series 2000		0.12%		01/02/13	2,900,000	2,900,000

Hale Cnty IDC
Economic Development RB (Silverado Texas Developments) Series 2008 (LOC: Rabobank Nederland)		0.19%		01/07/13	5,400,000	5,400,000

IDRB (Struikmans Ramona) Series 2003 (LOC: Rabobank Nederland)		0.19%		01/07/13	3,000,000	3,000,000

IDRB (White River Ranch) Series 2004 (LOC: Wells Fargo Bank, NA)		0.17%		01/07/13	4,000,000	4,000,000

Harris Cnty Cultural Education Facilities Finance Corp
Hospital Refunding RB (Memorial Hermann Healthcare) Series 2008D3 (LOC: Northern Trust Co)		0.13%		01/07/13	5,000,000	5,000,000

Hospital Refunding RB (Memorial Hermann Healthcare) Series 2010B (GTY/LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	11,000,000	11,000,000

Harris Cnty Housing Finance Corp
M/F Housing RB (Dominion Square Apts) Series 2000 (LOC: PNC Bank NA)		0.25%		01/07/13	2,825,000	2,825,000

M/F Housing RB (Village At Cornerstone Apts) Series 2004 (LOC: Fannie Mae)		0.15%		01/07/13	7,715,000	7,715,000

Houston
First Lien Refunding RB Series 2004A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.13%		01/07/13	9,900,000	9,900,000

First Lien Refunding RB Series 2004A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.15%		01/07/13	13,895,000	13,895,000

First Lien Refunding RB Series 2004A&2007B (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	4,110,000	4,110,000

48 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
First Lien Refunding RB Series 2004B3 (LOC: Sumitomo Mitsui Banking Corp)		0.11%		01/07/13	1,000,000	1,000,000

First Lien Refunding RB Series 2009A (LIQ: Citibank, NA)	a	0.13%		01/07/13	4,500,000	4,500,000

Refunding Bonds Series 2005E & 2006D (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	5,140,000	5,140,000

Houston ISD
Limited Tax GO Bonds Series 2008 (GTY: Texas Permanent School Fund /LIQ: Citibank, NA)	a	0.16%		01/07/13	9,900,000	9,900,000

Limited Tax GO Bonds Series 2008 (GTY: Texas Permanent School Fund /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,995,000	4,995,000

Houston Port Auth
Unlimited Tax Refunding Bonds Series 2008A (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	12,610,000	12,610,000

Lavaca-Navidad River Auth
Water Contract RB (Formosa Plastics) Series 1990 (LOC: Bank of America, NA)		0.22%		01/07/13	10,000,000	10,000,000

Leander Independent School District
Unlimited Tax Refunding Bonds Series 2008 (GTY: Texas Permanent School Fund /LIQ: Citibank, NA)	a	0.14%		01/07/13	4,950,000	4,950,000

Lower Colorado River Auth
Refunding RB Series 1999A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	4,340,000	4,340,000

Transmission Contract Refunding RB Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	6,570,000	6,570,000

Lower Neches Valley Auth
Exempt Facilities Refunding RB (ExxonMobil) Series 2001B		0.12%		01/02/13	7,800,000	7,800,000

Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	7,495,000	7,495,000

North Central Texas Health Facilities Development Corp
Hospital RB (Children’s Medical Center of Dallas) Series 2009 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	17,490,000	17,490,000

North East ISD
Unlimited Tax Bonds Series 2007A (GTY: Texas Permanent School Fund /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	9,045,000	9,045,000

Unlimited Tax Bonds Series 2007A (GTY: Texas Permanent School Fund /LIQ: US Bank, NA)	a	0.13%		01/07/13	10,565,000	10,565,000

North Texas Tollway Auth
Special Projects System RB Series 2011A (LIQ: Citibank, NA)	a	0.14%		01/07/13	12,715,000	12,715,000

Parmer Cnty IDC
RB (Visser Family Trust) Series 2008 (LOC: Wells Fargo Bank, NA)		0.21%		01/07/13	1,600,000	1,600,000

Plano ISD
Unlimited Tax GO Bonds Series 2012 (GTY: Texas Permanent School Fund /LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	12,840,000	12,840,000

Port Arthur Navigation District IDC
Exempt Facilities RB (Total Petrochemicals & Refining USA) Series 2012A		0.16%		01/07/13	30,000,000	30,000,000

Exempt Facilities RB (Total Petrochemicals & Refining USA) Series 2012B		0.16%		01/07/13	15,000,000	15,000,000

Port of Port Arthur Navigation District
Environmental Facilities RB (Motiva Enterprises) Refunding Series 2010B		0.13%		01/02/13	11,600,000	11,600,000

Environmental Facilities RB (Motiva Enterprises) Refunding Series 2010C		0.13%		01/02/13	15,100,000	15,100,000

Environmental Facilities RB (Motiva Enterprises) Series 2009A		0.13%		01/02/13	17,050,000	17,050,000

See financial notes 49

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Red River Education Finance Corp
Higher Education RB (Texas Christian Univ) Series 2007 (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	13,665,000	13,665,000

Round Rock ISD
Unlimited Tax Bonds Series 2007 (GTY: Texas Permanent School Fund /LIQ: Wells Fargo & Co)	a	0.15%		01/07/13	11,320,000	11,320,000

San Antonio
Electric & Gas System Refunding RB New Series 2007 (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	5,235,000	5,235,000

Electric & Gas Systems Refunding RB New Series 2009A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	9,020,000	9,020,000

Electric & Gas Systems Refunding RB New Series 2012 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	8,330,000	8,330,000

Refunding Lease RB (Convention Center Refinancing & Expansion) Series 2012 (LIQ: State Street Bank & Trust Company, NA)	a	0.14%		01/07/13	15,000,000	15,000,000

Water System Refunding RB Series 2005 (LIQ: Citibank, NA)	a	0.13%		01/07/13	18,555,000	18,555,000

Socorro ISD
Unlimited Tax GO Bonds Series 2012 (GTY: Texas Permanent School Fund /LIQ: Bank of America, NA)	a	0.15%		01/07/13	5,000,000	5,000,000

Southeast Housing Finance Corp
M/F Housing RB (Piedmont Apts) Series 2006 (LOC: Fannie Mae)		0.14%		01/07/13	13,470,000	13,470,000

Spring Branch ISD
Limited Tax Bonds Series 2008 (GTY: Texas Permanent School Fund /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	1,500,000	1,500,000

Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Health Care) Series 2011B	b	0.26%		07/29/13	10,000,000	10,000,000

Hospital RB (Baylor Health Care) Series 2011C (LOC: Northern Trust Co)		0.13%		01/07/13	3,500,000	3,500,000

Refunding RB (Texas Health Resources) Series 2007A (LIQ: Bank of America, NA)	a	0.19%		01/07/13	303,000	303,000

Tarrrant Regional Water District
Water Transmission Facilities Contract RB Series 2012 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	12,400,000	12,400,000

Texas
GO Bonds Series 2002A2		0.18%		01/07/13	19,350,000	19,350,000

GO Bonds Series 2006D (LIQ: Sumitomo Mitsui Banking Corp)		0.13%		01/07/13	9,705,000	9,705,000

GO Bonds Series 2008A (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.14%		01/07/13	20,475,000	20,475,000

GO Bonds Series 2010C (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.12%		01/07/13	9,805,000	9,805,000

GO Bonds Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.21%		01/07/13	17,635,000	17,635,000

GO Bonds Series 2011B (LIQ: Wells Fargo Bank, NA)		0.12%		01/07/13	2,310,000	2,310,000

GO Bonds Series 2012C (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	9,925,000	9,925,000

GO Refunding Bonds Series 2006 (LIQ: State Street Bank & Trust Company, NA)		0.14%		01/07/13	48,725,000	48,725,000

Veterans Bonds Series 2012B (LIQ: Sumitomo Mitsui Banking Corp)		0.12%		01/07/13	10,000,000	10,000,000

Texas City Industrial Development Corp
IDRB (NRG Energy) Series 2012 (LOC: Bank of America, NA)		0.20%		01/07/13	7,000,000	7,000,000

Texas Dept of Housing & Community Affairs
Housing Refunding RB (Addison Park Apts) Series 2008 (LOC: Freddie Mac)		0.18%		01/07/13	13,315,000	13,315,000

50 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Atascocita Pines Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	11,300,000	11,300,000

M/F Housing RB (Creek Point Apts) Series 2000 (LOC: Freddie Mac)		0.16%		01/07/13	5,960,000	5,960,000

M/F Housing Refunding RB (Alta Cullen Apts) Series 2008 (LOC: Freddie Mac)		0.15%		01/07/13	12,500,000	12,500,000

S/F Mortgage RB Series 2007A (LIQ: Texas)		0.18%		01/07/13	9,375,000	9,375,000

Texas State Univ System
Revenue Financing System RB Series 2006 (LIQ: US Bank, NA)	a	0.13%		01/07/13	19,070,000	19,070,000

Texas Transportation Commission
GO Mobility Fund Bonds Series 2005A (LIQ: Citibank, NA)	a	0.14%		01/07/13	3,790,000	3,790,000

GO Mobility Fund Bonds Series 2005B (LIQ: Royal Bank of Canada)		0.13%		01/07/13	7,170,000	7,170,000

GO Mobility Fund Bonds Series 2007 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	8,721,000	8,721,000

GO Mobility Fund Bonds Series 2007 (LIQ: Citibank, NA)	a	0.13%		01/07/13	5,700,000	5,700,000

Texas Water Development Board
Water Financial Assistance GO Bonds Series 2007D (LIQ: Deutsche Bank AG)	a	0.18%		01/07/13	5,800,000	5,800,000

Trinity River Auth
Solid Waste Disposal RB (Community Waste Disposal) Series 1999 (LOC: Wells Fargo Bank, NA)		0.19%		01/07/13	1,370,000	1,370,000

Univ of Texas
Revenue Financing System Bonds Series 2008B		0.10%		01/07/13	6,000,000	6,000,000

						1,000,074,000

Utah 0.4%
Clearfield
M/F Housing Refunding RB (Oakstone Apts) Series 2008 (LOC: Fannie Mae)		0.19%		01/07/13	12,100,000	12,100,000

Riverton
Hospital Refunding RB (IHC Health Services) Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	8,985,000	8,985,000

Salt Lake Cnty Housing Auth
M/F Housing Refunding RB (Bridgeside Landing Apts) Series 2008 (LOC: Fannie Mae)		0.19%		01/07/13	14,225,000	14,225,000

Utah Housing Corp
M/F Housing RB (Tanglewood Apts) Series 2004A (LOC: Citibank, NA)		0.17%		01/07/13	9,000,000	9,000,000

Utah State Board of Regents
Student Loan RB Sr Series 2011A (LOC: Royal Bank of Canada)		0.14%		01/07/13	8,587,000	8,587,000

						52,897,000

Vermont 0.3%
Vermont Economic Development Auth
IDRB (Agri-Mark) Series 1999A (LOC: CoBank, ACB)		0.18%		01/07/13	17,000,000	17,000,000

IDRB (Agri-Mark) Series 1999B (LOC: CoBank, ACB)		0.18%		01/07/13	1,000,000	1,000,000

Vermont Student Assistance Corp.
Education Loan RB Sr Series 2008B1 (LOC: Bank of New York Mellon)		0.15%		01/07/13	1,770,000	1,770,000

Education Loan RB Sr Series 2008C2 (LOC: State Street Bank & Trust Company, NA)		0.12%		01/07/13	19,475,000	19,475,000

						39,245,000

See financial notes 51

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Virginia 0.7%
Albemarle Cnty Economic Development Auth
Health Services RB (Univ of Virginia Health Services Foundation) Series 2009 (LOC: Bank of America, NA)		0.13%		01/02/13	13,900,000	13,900,000

Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	8,045,000	8,045,000

Health Care RB (Inova Health) Series 2012C	b	0.21%		07/29/13	20,000,000	20,000,000

Harrisonburg IDA
Refunding RB (Mennonite Retirement Community) Series 2006B (LOC: Branch Banking & Trust Co)		0.13%		01/07/13	3,005,000	3,005,000

King George Cnty
Solid Waste Disposal Facility RB (Garnet) Series 1996 (LOC: JPMorgan Chase Bank, NA)		0.16%		01/07/13	3,700,000	3,700,000

Norfolk Economic Development Auth
Hospital Facilities RB (Sentara Healthcare) Series 2010B	b	0.25%		07/29/13	10,855,000	10,855,000

Hospital Facilities RB (Sentara Healthcare) Series 2012A	b	0.21%		07/29/13	15,925,000	15,925,000

Virginia Commonwealth Univ Health System Auth
General RB Series 2008C (LOC: Branch Banking & Trust Co)		0.18%		01/02/13	7,000,000	7,000,000

Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2005C1 (LIQ: Citibank, NA)	a	0.19%		01/07/13	5,100,000	5,100,000

Virginia Port Auth
Port Facilities RB Series 2006 (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.17%		01/07/13	6,285,000	6,285,000

Virginia Transportation Board
Transportation Capital Projects RB Series 2012 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,025,000	4,025,000

						97,840,000

Washington 2.8%
Central Puget Sound Regional Transit Auth
Sales Tax Bonds Series 2007A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,855,000	7,855,000

King Cnty
Sewer RB Series 2007 (LIQ: Citibank, NA)	a	0.13%		01/07/13	31,250,000	31,250,000

Sewer Refunding RB Series 2010 (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	17,035,000	17,035,000

Sewer Refunding RB Series 2011B (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	7,785,000	7,785,000

Sewer Refunding RB Series 2011B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,950,000	6,950,000

King Cnty Housing Auth
Housing RB (Landmark Apts) Series 2002 (LOC: Bank of America, NA)		0.15%		01/07/13	15,925,000	15,925,000

Olympia
Solid Waste RB (LeMay Enterprises) Series 1999 (LOC: Bank of America, NA)		0.19%		01/07/13	2,120,000	2,120,000

Port of Seattle
RB Series 2003B (LIQ: Royal Bank of Canada)	a	0.16%		01/07/13	5,000,000	5,000,000

RB Series 2007B (LIQ: Wells Fargo Bank, NA)	a	0.21%		01/07/13	5,735,000	5,735,000

Seattle
Drainage & Wastewater RB 2008 (LIQ: Citibank, NA)	a	0.13%		01/07/13	8,090,000	8,090,000

Seattle Housing Auth
RB (CHHIP & HRG Projects) Series 1996 (LOC: Bank of America, NA)		0.23%		01/07/13	2,810,000	2,810,000

52 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Univ of Washington
General Refunding RB Series 2012A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,455,000	7,455,000

Washington
GO Bonds Series 2007A (LIQ: Citibank, NA)	a	0.13%		01/07/13	5,445,000	5,445,000

GO Bonds Series 2007C (LIQ: Citibank, NA)	a	0.14%		01/07/13	23,315,000	23,315,000

GO Bonds Series 2009E (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

GO Bonds Series 2011B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,000,000	4,000,000

GO Bonds Series 2011B (LIQ: Wells Fargo Bank, NA)	a	0.27%		05/09/13	11,535,000	11,535,000

Motor Vehicle Fuel Tax GO Bonds Series 2003C (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	7,125,000	7,125,000

Motor Vehicle Fuel Tax GO Bonds Series 2012C (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

Motor Vehicle Fuel Tax GO Bonds Series R2010C (LIQ: Citibank, NA)	a	0.14%		01/07/13	6,370,000	6,370,000

Washington Economic Development Finance Auth
Solid Waste Disposal RB (Heirborne Investments) Series 2006K (LOC: Union Bank, NA)		0.18%		01/07/13	5,155,000	5,155,000

Solid Waste Disposal RB (Specialty Chemical Products) Series 2007 (LOC: Bank of America, NA)		0.18%		01/07/13	20,800,000	20,800,000

Solid Waste Disposal RB (Waste Management) Series 2000C (LOC: Bank of America, NA)		0.19%		01/07/13	17,900,000	17,900,000

Solid Waste Disposal RB (Waste Management) Series 2000I (LOC: Bank of America, NA)		0.19%		01/07/13	7,235,000	7,235,000

Washington Health Care Facilities Auth
RB (Catholic Health Initiatives) Series 2008D (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,505,000	7,505,000

RB (Providence Health & Services) Series 2010A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	10,180,000	10,180,000

RB (Providence Health & Services) Series 2012A (LIQ: Citibank, NA)	a	0.14%		01/07/13	4,270,000	4,270,000

RB (Providence Health & Services) Series 2012C (LIQ: US Bank, NA)		0.13%		01/07/13	20,000,000	20,000,000

RB (Seattle Children’s Hospital) Series 2012A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	13,870,000	13,870,000

Washington State Housing Finance Commission
M/F Housing RB (Anchor Village Apts) Series 1997 (LOC: Fannie Mae)		0.16%		01/07/13	10,750,000	10,750,000

M/F Housing RB (Brittany Park Phase II) Series 1998A (LOC: Fannie Mae)		0.16%		01/07/13	3,480,000	3,480,000

M/F Housing RB (Forest Creek Apts) Series 2006 (LOC: Fannie Mae)		0.15%		01/07/13	13,680,000	13,680,000

M/F Housing RB (Highlander Apts) Series 2004A (LOC: Freddie Mac)		0.15%		01/07/13	7,000,000	7,000,000

M/F Housing RB (Interurban Sr Living Apts) Series 2012 (LOC: US Bank, NA)		0.13%		01/07/13	7,350,000	7,350,000

M/F Housing RB (Lakewood Meadows Apts) Series 2000A (LOC: Fannie Mae)		0.18%		01/07/13	6,280,000	6,280,000

M/F Housing RB (Merrill Gardens) Series 1997A (LOC: Fannie Mae)		0.16%		01/07/13	6,125,000	6,125,000

M/F Housing RB (Parkview Apts) Series 2008 (LOC: Freddie Mac)		0.18%		01/07/13	3,060,000	3,060,000

M/F Housing RB (Rainier Court Apts) Series 2003A (LOC: Fannie Mae)		0.15%		01/07/13	12,750,000	12,750,000

See financial notes 53

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Seasons Apts) Series 2006 (LOC: Fannie Mae)		0.18%		01/07/13	19,940,000	19,940,000

M/F Housing RB (Woodrose Apts) Series 1999A (LOC: Fannie Mae)		0.16%		01/07/13	6,750,000	6,750,000

M/F Mortgage RB (Canyon Lakes) Series 1993 (LOC: Wells Fargo Bank, NA)		0.16%		01/07/13	3,445,000	3,445,000

M/F Mortgage RB (Meridian Court Apts) Series 1996 (LOC: Fannie Mae)		0.16%		01/07/13	6,700,000	6,700,000

M/F RB (Bridgewood at Four Seasons) Series 2002A (LOC: Fannie Mae)		0.19%		01/07/13	1,000,000	1,000,000

M/F RB (Cedar Ridge Retirement) Series 2005A (LOC: Federal Home Loan Bank)		0.16%		01/07/13	4,030,000	4,030,000

M/F RB (Monticello Park) Series 2001A (LOC: Fannie Mae)		0.17%		01/07/13	1,085,000	1,085,000

Yakima Cnty
IDRB (Cowiche Growers) Series 1998 (LOC: Bank of America, NA)		0.34%		01/07/13	400,000	400,000

						406,540,000

West Virginia 0.4%
Cabell Cnty
Univ Facilities RB (Provident Group) Series 2010A (LOC: Bank of America, NA)		0.15%		01/07/13	19,995,000	19,995,000

West Virginia Economic Development Auth
Solid Waste Disposal Facilities Refunding RB (Appalachian Power Co-Mountaineer) Series 2008A (LOC: Mizuho Corporate Bank Ltd)		0.12%		01/07/13	35,000,000	35,000,000

West Virginia Housing Development Fund
HFA Bonds Series 2008B (LIQ: Branch Banking & Trust Co)		0.13%		01/07/13	10,000,000	10,000,000

						64,995,000

Wisconsin 0.9%
Oconomowoc Community Development Auth
M/F Housing RB Series 2004 (LOC: Fannie Mae)		0.16%		01/07/13	4,430,000	4,430,000

Oostburg
IDRB (Dutchland Plastics) Series 2007 (LOC: Federal Home Loan Bank)		0.14%		01/07/13	2,888,000	2,888,000

Red Cedar
IDRB (Fairmount Minerals) Series 2007 (LOC: PNC Bank NA)		0.14%		01/07/13	10,000,000	10,000,000

Wisconsin
GO Bonds Series 2006C (LIQ: Citibank, NA)	a	0.18%		01/07/13	4,515,000	4,515,000

GO Bonds Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	8,455,000	8,455,000

Transportation RB Series 2007A (GTY/LIQ: Wells Fargo & Co)	a	0.14%		01/07/13	8,070,000	8,070,000

Wisconsin Health & Educational Facilities Auth
RB (Children’s Hospital) Series 2008B (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	6,620,000	6,620,000

RB (Froedtert & Community Health) Series 2009C (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	18,835,000	18,835,000

RB (Upland Hills Health) Series 2006C (LOC: US Bank, NA)		0.12%		01/07/13	9,750,000	9,750,000

RB (Wheaton Franciscan Services) Series 2003B (LOC: US Bank, NA)		0.12%		01/07/13	3,180,000	3,180,000

Refunding RB (Reedsburg Area Medical Center) Series 2010B (LOC: BMO Harris Bank NA)		0.13%		01/07/13	15,000,000	15,000,000

Wisconsin Housing & Economic Development Auth
Homeownership RB Series 2005C (LIQ: Royal Bank of Canada)		0.14%		01/07/13	17,670,000	17,670,000

Homeownership RB Series 2006E (LIQ: Citibank, NA)	a	0.19%		01/07/13	1,510,000	1,510,000

54 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Housing RB Series 2008A (LIQ: JPMorgan Chase Bank, NA)		0.25%		01/07/13	5,975,000	5,975,000

Housing RB Series 2012B (LIQ: Federal Home Loan Bank)		0.12%		01/07/13	12,000,000	12,000,000

Housing RB Series 2012C (LOC: PNC Bank NA)		0.11%		01/07/13	4,000,000	4,000,000

						132,898,000

Wyoming 0.9%
Green River
RB (Rhone-Poulenc) Series 1994 (LOC: Comerica Bank)		0.23%		01/07/13	11,400,000	11,400,000

Uinta Cnty
Pollution Control Refunding RB (Chevron) Series 1993		0.10%		01/02/13	1,400,000	1,400,000

Wyoming Community Development Auth
Housing RB 2007 Series 1 (LIQ: Bank of America, NA)	a	0.29%		01/07/13	4,955,000	4,955,000

Housing RB 2007 Series 11 (LIQ: Bank of New York Mellon)		0.17%		01/07/13	6,000,000	6,000,000

Housing RB 2007 Series 4 (LIQ: Bank of New York Mellon)		0.17%		01/07/13	7,000,000	7,000,000

Housing RB 2007 Series 6 (LIQ: Bank of New York Mellon)		0.17%		01/07/13	7,000,000	7,000,000

Housing RB 2007 Series 8 (LIQ: Bank of New York Mellon)		0.17%		01/07/13	6,000,000	6,000,000

Housing RB 2008 Series 2 (LIQ: Bank of New York Mellon)		0.17%		01/07/13	2,000,000	2,000,000

Housing RB Series 2006-2 (LIQ: State Street Bank & Trust Company, NA)		0.17%		01/07/13	8,000,000	8,000,000

Housing RB Series 2006-5 (LIQ: State Street Bank & Trust Company, NA)		0.17%		01/07/13	10,000,000	10,000,000

Wyoming Student Loan Corp
Refunding RB Sr Series 2010A1 (LOC: Royal Bank of Canada)		0.12%		01/07/13	3,615,000	3,615,000

Refunding RB Sr Series 2010A3 (LOC: Royal Bank of Canada)		0.12%		01/07/13	56,150,000	56,150,000

						123,520,000

Other Investments 11.2%
BlackRock Muni New York Intermediate Duration Fund
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	14,500,000	14,500,000

BlackRock Municipal Bond Investment Trust
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	8,500,000	8,500,000

BlackRock MuniHoldings Investment Quality Fund
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Bank of America, NA)	a	0.53%		01/07/13	44,000,000	44,000,000

BlackRock MuniHoldings New Jersey Quality Fund
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Bank of America, NA)	a	0.53%		01/07/13	67,000,000	67,000,000

BlackRock MuniHoldings New York Quality Fund
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Bank of America, NA)	a	0.53%		01/07/13	61,100,000	61,100,000

BlackRock MuniYield Fund
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Bank of America, NA)	a	0.53%		01/07/13	92,500,000	92,500,000

BlackRock MuniYield Quality Fund
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	79,000,000	79,000,000

BlackRock New York Municipal Income Quality Trust
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	20,000,000	20,000,000

BlackRock New York Municipal Income Trust II
Variable Rate Demand Preferred Shares Series W7 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	16,800,000	16,800,000

See financial notes 55

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Nuveen California AMT-Free Municipal Income Fund
Variable Rate Demand Preferred Shares Series 5 (GTY/LIQ: Morgan Stanley Bank NA)	a	0.31%		01/07/13	5,000,000	5,000,000

Nuveen California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Morgan Stanley Bank NA)	a	0.31%		01/07/13	5,000,000	5,000,000

Nuveen Dividend Advantage Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Deutsche Bank Trust Company Americas)	a	0.25%		01/07/13	98,000,000	98,000,000

Nuveen Insured Municipal Opportunity Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.25%		01/07/13	150,000,000	150,000,000

Nuveen Insured New York Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Deutsche Bank Trust Company Americas)	a	0.24%		01/07/13	29,000,000	29,000,000

Nuveen Insured Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Deutsche Bank Trust Company Americas)	a	0.25%		01/07/13	119,500,000	119,500,000

Nuveen Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	36,500,000	36,500,000

Nuveen Municipal Advantage Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: JPMorgan Chase Bank, NA)	a	0.20%		01/07/13	177,400,000	177,400,000

Nuveen Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Deutsche Bank AG)	a	0.27%		01/07/13	80,000,000	80,000,000

Nuveen New Jersey Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.25%		01/07/13	30,000,000	30,000,000

Nuveen New Jersey Premium Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.25%		01/07/13	20,000,000	20,000,000

Nuveen New York Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.23%		01/07/13	20,000,000	20,000,000

Nuveen New York Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Deutsche Bank AG)	a	0.24%		01/07/13	20,000,000	20,000,000

Nuveen New York Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.23%		01/07/13	31,000,000	31,000,000

Nuveen New York Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.23%		01/07/13	31,000,000	31,000,000

Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Royal Bank of Canada)	a	0.25%		01/07/13	14,000,000	14,000,000

Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Royal Bank of Canada)	a	0.25%		01/07/13	12,000,000	12,000,000

Nuveen Premier Insured Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.25%		01/07/13	24,000,000	24,000,000

Nuveen Premier Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	14,000,000	14,000,000

56 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Nuveen Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	87,000,000	87,000,000

Nuveen Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: JPMorgan Chase Bank, NA)	a	0.20%		01/07/13	115,000,000	115,000,000

Nuveen Select Quality Muncipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Barclays Bank Plc)	a	0.23%		01/07/13	89,500,000	89,500,000

						1,611,300,000

Total Variable-Rate Securities
(Cost $10,292,287,722)						10,292,287,722

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $14,492,836,084.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,846,573,722 or 40.6% of net assets.
b	Illiquid security. At the period end, the value of these amounted to $165,425,000 or 1.1% of net assets.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 57

 Schwab Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$14,492,836,084
Cash		1,537,402
Receivables:
Interest		12,910,656
Fund shares sold		2,181,781
Prepaid expenses	+	134,633

Total assets		14,509,600,556

Liabilities

Payables:
Investments bought		109,108,057
Investment adviser and administrator fees		200,241
Fund shares redeemed		9,246,487
Distributions to shareholders		14,855
Accrued expenses	+	115,614

Total liabilities		118,685,254

Net Assets

Total assets		14,509,600,556
Total liabilities	−	118,685,254

Net assets		$14,390,915,302

Net Assets by Source
Capital received from investors		14,390,915,302

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$11,720,631,226		11,720,172,518		$1.00
Value Advantage Shares	$814,976,357		814,935,045		$1.00
Select Shares	$466,696,404		466,672,093		$1.00
Institutional Shares	$1,388,611,315		1,388,544,766		$1.00

58 See financial notes

 Schwab Municipal Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$30,745,674

Expenses

Investment adviser and administrator fees		42,123,549
Shareholder service fees:
Sweep Shares		35,669,748
Value Advantage Shares		1,871,665
Select Shares		1,039,082
Institutional Shares		3,872,204
Registration fees		432,770
Portfolio accounting fees		431,602
Custodian fees		263,257
Shareholder reports		250,146
Professional fees		116,305
Trustees’ fees		69,259
Transfer agent fees		54,171
Interest expense		5,732
State filing fee reimbursement (Note 5)		(62,281)
Other expenses	+	311,624

Total expenses		86,448,833
Expense reduction by CSIM and its affiliates[1]	−	57,032,442
Custody credits	−	1,749

Net expenses	−	29,414,642

Net investment income		1,331,032

Realized Gains (Losses)

Net realized gains on investments		1,020,274

Increase in net assets resulting from operations		$2,351,306

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $62,281. See financial note 5 for additional information.

See financial notes 59

 Schwab Municipal Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$1,331,032	$2,893,955
Net realized gains	+	1,020,274	1,325,624

Increase in net assets from operations		2,351,306	4,219,579

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(1,021,885)	(992,877)
Value Advantage Shares		(85,305)	(102,016)
Select Shares		(47,358)	(78,716)
Institutional Shares	+	(176,484)	(1,720,346)

Total distributions from net investment income		(1,331,032)	(2,893,955)

Distributions from net realized gains
Sweep Shares		(468,782)	(408,783)
Value Advantage Shares		(32,646)	(36,014)
Select Shares		(18,879)	(20,607)
Institutional Shares	+	(55,559)	(83,103)

Total distributions from net realized gains		(575,866)	(548,507)

Total distributions		(1,906,898)	(3,442,462)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		33,984,700,150	36,709,932,761
Value Advantage Shares		313,287,915	285,623,183
Select Shares		263,548,952	160,271,452
Institutional Shares	+	337,785,683	1,704,442,844

Total shares sold		34,899,322,700	38,860,270,240

Shares Reinvested
Sweep Shares		1,455,184	1,357,933
Value Advantage Shares		92,415	124,660
Select Shares		53,514	80,189
Institutional Shares	+	202,636	1,436,011

Total shares reinvested		1,803,749	2,998,793

Shares Redeemed
Sweep Shares		(32,486,093,685)	(36,349,101,125)
Value Advantage Shares		(415,986,230)	(573,723,632)
Select Shares		(313,871,423)	(355,146,579)
Institutional Shares	+	(1,029,251,893)	(2,458,761,287)

Total shares redeemed		(34,245,203,231)	(39,736,732,623)

Net transactions in fund shares		655,923,218	(873,463,590)

Net Assets

Beginning of period		13,734,547,676	14,607,234,149
Total increase or decrease	+	656,367,626	(872,686,473)

End of period		$14,390,915,302	$13,734,547,676

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

60 See financial notes

Schwab AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Sweep Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.02		0.23		1.78

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[2,3]	0.29	[2]	0.36	[2]	0.55	[2,4]	0.63 [4]
Gross operating expenses	0.66	[3]	0.69		0.70		0.73		0.74
Net investment income (loss)	0.01		0.01		0.01		0.20		1.74
Net assets, end of period ($ x 1,000,000)	3,522		3,139		2,940		2,899		2,446

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Value Advantage Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.02		0.33		1.95

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[2,3]	0.29	[2]	0.36	[2]	0.45	[2,5]	0.46 [5]
Gross operating expenses	0.53	[3]	0.56		0.57		0.60		0.61
Net investment income (loss)	0.01		0.01		0.01		0.30		1.88
Net assets, end of period ($ x 1,000,000)	625		791		1,066		1,950		1,901

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of gross operating expenses would have been 0.70% for Sweep Shares and 0.57% for Value Advantage Shares, respectively, if the State filing fee reimbursement had not been included. There was no impact on the ratio of net operating expenses. (See financial note 5)
4 The ratio of net operating expenses would have been 0.54% for 2009 and 0.62% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.43% for 2009 and 0.45% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 61

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

30.2%		Fixed-Rate Securities	1,252,407,325	1,252,407,325
71.8%		Variable-Rate Securities	2,976,467,000	2,976,467,000

102.0%		Total Investments	4,228,874,325	4,228,874,325
(2	.0)%	Other Assets and Liabilities, Net		(81,322,347)

100.0%		Net Assets		4,147,551,978

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 30.2% of net assets

Alabama 0.4%
Alabama
GO Bonds Series 2007A (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	6,749,000	6,749,000

Huntsville Health Care Auth
CP Notes		0.15%		01/22/13	10,000,000	10,000,000

						16,749,000

Alaska 0.0%
North Slope Borough
GO Bonds Series 2011B		3.00%		06/30/13	1,000,000	1,013,496

Arizona 0.6%
Phoenix Civic Improvement Corp
Airport CP Notes Series 2011B1 (LOC: Barclays Bank Plc)		0.23%		02/12/13	7,000,000	7,000,000

Wastewater System Revenue BAN Series 2009 (LOC: Bank of America, NA)		0.16%		01/15/13	5,000,000	5,000,000

Yuma Municipal Property Corp
Utility System Sr Lien RB Series 2007 (GTY/LIQ: US Bank, NA)	a	0.27%		06/06/13	10,775,000	10,775,000

						22,775,000

California 7.5%
California
RAN 2012-2013 Series A2		2.50%		06/20/13	30,700,000	30,997,347

California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.23%		04/04/13	30,000,000	30,000,000

RB (Providence Health & Services) Series 2009B (LIQ: Wells Fargo & Co)	a	0.30%		08/08/13	14,500,000	14,500,000

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004E		0.24%		06/06/13	4,700,000	4,700,000

RB (Kaiser Permanente) Series 2004I		0.24%		09/09/13	6,000,000	6,000,000

62 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (Kaiser Permanente) Series 2004K		0.25%		03/14/13	8,200,000	8,200,000

RB (Kaiser Permanente) Series 2006D		0.22%		03/14/13	5,000,000	5,000,000

RB (Kaiser Permanente) Series 2008B		0.23%		09/05/13	2,000,000	2,000,000

RB (Kaiser Permanente) Series 2009A		5.00%		04/01/13	24,225,000	24,508,802

RB (Kaiser Permanente) Series 2009B2	d	0.26%		02/05/13	45,000,000	45,000,000

RB (Kaiser Permanente) Series 2009B3		0.25%		07/08/13	21,500,000	21,500,000

RB (Kaiser Permanente) Series 2009B5		0.24%		05/07/13	3,250,000	3,250,000

RB (Proposition 1A Receivables) Series 2009		4.00%		06/15/13	2,575,000	2,618,034

RB (Proposition 1A Receivables) Series 2009		5.00%		06/15/13	6,685,000	6,826,976

Carlsbad USD
GO Bonds Series 2009B (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	655,000	655,000

Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.00%		06/01/13	3,065,000	3,124,214

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.50%		06/01/13	8,435,000	8,615,839

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.63%		06/01/13	2,160,000	2,207,456

Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.25%		06/01/13	1,740,000	1,782,611

Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.63%		06/01/13	670,000	687,408

Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.75%		06/01/13	5,850,000	6,005,499

Tobacco Settlement Asset-Backed Bonds Series 2003A2 (ESCROW)		7.90%		06/01/13	970,000	1,000,473

Tobacco Settlement Asset-Backed Bonds Series 2003A3 (ESCROW)		7.88%		06/01/13	535,000	551,712

Tobacco Settlement Asset-Backed Bonds Series 2003A4 (ESCROW)		7.80%		06/01/13	515,000	530,989

Los Angeles USD
GO Refunding Bonds Series 2007A2 (LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	15,200,000	15,200,000

Marin Municipal Water District
Water RB Sub Lien Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.26%		04/11/13	10,995,000	10,995,000

Sacramento
TRAN 2012		2.00%		06/28/13	18,295,000	18,453,281

Turlock Irrigation District
Sub Revenue CP Series A (LOC: Bank of America, NA)		0.20%		02/07/13	29,270,000	29,270,000

William S. Hart UHSD
GO Bonds Series A (GTY/LIQ: Wells Fargo & Co)	a	0.28%		01/24/13	6,975,000	6,975,000

						311,155,641

District of Columbia 0.4%
Washington Convention & Sports Auth
Sr Lien Dedicated Tax RB Series 2010A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		01/24/13	16,460,000	16,460,000

Florida 2.4%
Escambia Cnty Health Facilities Auth
RB (Ascension Health) Series 2003A		5.25%		11/15/13	250,000	260,244

Florida Dept of Transportation
Turnpike RB Series 2006A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		09/12/13	12,010,000	12,010,000

See financial notes 63

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Florida State Board of Education
Public Education Capital Outlay Bonds Series 2008F		3.00%		06/01/13	500,000	505,604

Public Education Capital Outlay Bonds Series 2006C		5.00%		06/01/13	585,000	596,373

Public Education Capital Outlay Bonds Series 2008A		5.00%		06/01/13	350,000	356,712

Public Education Capital Outlay Refunding Bonds Series 2005C		5.00%		06/01/13	450,000	458,496

Public Education Capital Outlay Refunding Bonds Series 2012A		5.00%		06/01/13	800,000	815,590

Highlands Cnty Health Facilities Auth
Hospital Refunding RB (Adventist Health System/Sunbelt) Series 2009E		5.00%		11/15/13	1,000,000	1,040,586

JEA
Electric System RB SeriesThree 2008C3 (LIQ: Royal Bank of Canada)		0.19%		03/05/13	25,000,000	25,000,000

Miami-Dade Cnty School District
TAN Series 2012		2.50%		02/28/13	20,000,000	20,072,937

Orlando Utilities Commission
Utility System Refunding RB Series 2009B (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	10,105,000	10,105,000

Utility System Refunding RB Series 2009B (LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	14,790,000	14,790,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A (GTY/LIQ: US Bank, NA)	a	0.27%		06/06/13	14,820,000	14,820,000

						100,831,542

Georgia 0.4%
Cobb Cnty Kennestone Hospital Auth
Revenue Anticipation Certificates Series 2011 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	12,195,000	12,195,000

Metropolitan Atlanta Rapid Transit Auth
Sales Tax Revenue CP Series 2012D1 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.20%		02/05/13	5,000,000	5,000,000

						17,195,000

Hawaii 0.1%
Honolulu
GO Bonds Series 2009C		4.00%		04/01/13	2,035,000	2,053,723

Illinois 0.8%
Chicago
GO Project & Refunding Bonds Series 2005B		5.00%		01/01/13	840,000	840,000

Sales Tax RB Series 2011A (LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	3,735,000	3,735,000

Illinois
Unemployment Insurance Fund Building Receipts RB Series 2012A		2.00%		06/15/13	8,000,000	8,061,945

Illinois Finance Auth
RB (Advocate Health Care Network) Series 2012 (LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	5,000,000	5,000,000

RB (St. Vincent de Paul Center) Series 2000A		1.40%		02/28/13	2,325,000	2,329,132

Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005 (GTY/LIQ: Wells Fargo & Co)	a	0.30%		08/29/13	11,705,000	11,705,000

						31,671,077

Indiana 0.3%
Indiana Health Facility Financing Auth
RB (Ascension Health) Series 2005A1		5.00%		05/01/13	1,200,000	1,218,659

Sub RB (Ascension Health) Series 2005A5		5.00%		08/01/13	400,000	410,666

64 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Whiting
Environmental Facilities RB (BP Products NA) Series 2009 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	8,750,000	8,750,000

						10,379,325

Iowa 0.7%
Iowa Finance Auth
Midwestern Disaster Area RB (Iowa Fertilizer Co) Series 2012 (ESCROW)		0.18%		04/12/13	30,000,000	30,000,000

Kentucky 0.7%
Kentucky Higher Ed Student Loan Corp
Student Loan RB Series 2010-1A2 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	29,995,000	29,995,000

Louisiana 0.2%
Lake Charles Harbor & Terminal District
RB (Lake Charles Clean Energy) Series 2012 (ESCROW)		0.19%		07/01/13	10,000,000	10,000,000

Massachusetts 0.2%
Haverhill
GO BAN		1.25%		09/01/13	2,300,000	2,312,645

GO BAN		1.25%		12/01/13	3,500,000	3,527,728

Massachusetts
GO Refunding Bonds Series 2011B		4.00%		07/01/13	190,000	193,441

						6,033,814

Michigan 0.8%
Michigan Finance Auth
State Aid Revenue Notes Series 2012B2 (LOC: JPMorgan Chase Bank, NA)		2.00%		08/20/13	24,000,000	24,262,011

Michigan Housing Development Auth
Rental Housing RB Series 2010A (LIQ: Wells Fargo Bank, NA)	a	0.30%		01/17/13	8,205,000	8,205,000

Michigan State Hospital Finance Auth
Refunding & Project RB (Ascension Health) Series 2010F4		1.35%		04/01/13	175,000	175,451

						32,642,462

Mississippi 0.2%
Mississippi Hospital Equipment & Facilities Auth
RB (Baptist Memorial Health Care) Series 2004B2		0.21%		01/09/13	10,000,000	10,000,000

Nebraska 0.0%
Nebraska Public Power District
General RB Series 2011A		4.00%		01/01/13	400,000	400,000

Nevada 0.1%
Clark Cnty
Airport Passenger Facility Charge RB Series 2007A2 (GTY/LIQ: US Bank, NA)	a	0.38%		01/17/13	4,795,000	4,795,000

New Jersey 0.8%
East Brunswick
BAN	c	1.50%		01/03/14	5,000,000	5,045,350

Fair Lawn Borough
BAN		1.00%		09/20/13	1,800,000	1,808,876

See financial notes 65

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Hudson Cnty
BAN		1.00%		12/06/13	3,700,000	3,716,402

Hudson Cnty Improvement Auth
Cnty Guaranteed Pooled Notes Series 2012O1		1.13%		12/20/13	2,000,000	2,012,012

Middlesex Cnty Improvement Auth
Capital Equipment & Improvement RB Series 2010		4.00%		09/15/13	500,000	512,897

Capital Equipment & Improvement RB Series 2011		3.00%		09/15/13	480,000	488,933

New Jersey
Equipment Lease Purchase Agreement Series 2008A		5.00%		06/15/13	5,000,000	5,106,585

GO Refunding Bonds Series N		5.50%		07/15/13	300,000	308,279

New Jersey Health Care Facilities Financing Auth
State Contract Bonds (Hospital Asset Transformation) Series 2008A		5.00%		10/01/13	3,785,000	3,916,623

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	6,160,000	6,160,000

Stafford Township
BAN 2012		1.50%		05/21/13	2,426,500	2,437,158

						31,513,115

New Mexico 0.9%
New Mexico Educational Assistance Foundation
Education Loan Bonds Series 2010-1A3 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	12,000,000	12,000,000

Education Loan Bonds Series 2010-2A2 (GTY/LIQ: Wells Fargo Bank, NA)	a,d	0.30%		07/25/13	24,605,000	24,605,000

						36,605,000

New York 3.1%
Islip UFSD
TAN 2012-2013		0.75%		06/21/13	7,500,000	7,516,483

Metropolitan Transportation Auth
Transportation Revenue BAN Series CP2B (LOC: Barclays Bank Plc)		0.21%		02/15/13	20,200,000	20,200,000

Transportation Revenue BAN Series CP2D (LOC: Citibank, NA)		0.17%		02/07/13	10,000,000	10,000,000

New York City
GO Bonds Fiscal 2007 Series C1		5.00%		01/01/13	100,000	100,000

GO Bonds Fiscal 2007 Series D		5.00%		02/01/13	370,000	371,467

GO Bonds Fiscal 2008 Series I1		4.00%		02/01/13	100,000	100,291

New York City Municipal Water Finance Auth
CP Series 1		0.15%		02/08/13	15,000,000	15,000,000

CP Series 6		0.24%		02/06/13	20,000,000	20,000,000

New York Liberty Development Corp
Liberty Refunding RB (WTC Towers 3&4) Series 2011A (ESCROW)		0.25%		08/22/13	25,000,000	25,000,000

New York State Dormitory Auth
Mental Health Services Facilities RB Series 2009A1		5.00%		02/15/13	7,005,000	7,045,879

New York State Urban Development Corp
Service Contract Refunding RB Series 2010B		5.00%		01/01/13	450,000	450,000

State Personal Income Tax RB Series 2011A		5.00%		03/15/13	160,000	161,468

Rockville Centre UFSD
TAN 2012		0.75%		06/21/13	5,000,000	5,010,301

Victor CSD
BAN 2012		0.75%		09/27/13	5,802,603	5,821,986

William Floyd UFSD
TAN 2012-2013		0.75%		06/27/13	10,000,000	10,021,287

						126,799,162

66 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

North Carolina 0.2%
North Carolina Infrastructure Finance Corp
COP Series 2007A (LIQ: Wells Fargo & Co)	a	0.30%		08/01/13	10,085,000	10,085,000

Ohio 0.9%
Cuyahoga Cnty
RB (Cleveland Clinic) Series 2004B2 (LIQ: JPMorgan Chase Bank, NA)		0.21%		02/07/13	12,165,000	12,165,000

Ohio
BAN Series 2012A		0.35%		05/30/13	15,000,000	15,000,000

Port of Greater Cincinnati Development Auth
Special Obligation Development RB (Springdale Public Infrastructure) Series 2006 (LOC: US Bank, NA)		0.65%		02/01/13	8,575,000	8,575,000

						35,740,000

Pennsylvania 0.1%
Univ of Pittsburgh
PITT Asset Notes Series 2012		2.00%		07/02/13	5,000,000	5,044,554

South Carolina 0.8%
South Carolina Public Service Auth
CP Revenue Notes Series D (LIQ: Barclays Bank Plc)		0.18%		03/07/13	5,000,000	5,000,000

CP Series A (LIQ: JPMorgan Chase Bank, NA)		0.18%		03/05/13	13,000,000	13,000,000

CP Series A (LIQ: JPMorgan Chase Bank, NA)		0.18%		03/07/13	7,000,000	7,000,000

Refunding Revenue Obligations Series 2002D		5.25%		01/01/13	1,330,000	1,330,000

Refunding Revenue Obligations Series 2007B		5.00%		01/01/13	100,000	100,000

Refunding Revenue Obligations Series 2009D		5.00%		01/01/13	1,155,000	1,155,000

Refunding Revenue Obligations Series 2010B		5.00%		01/01/13	1,900,000	1,900,000

Revenue Obligations Series 2009E		3.00%		01/01/13	1,700,000	1,700,000

Revenue Obligations Series 2009E		5.00%		01/01/13	2,100,000	2,100,000

						33,285,000

Tennessee 0.2%
Metro Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP Series A (LIQ: US Bank, NA)		0.22%		02/12/13	5,165,000	5,165,000

Water & Sewer Revenue CP Series B (LIQ: JPMorgan Chase Bank, NA)		0.22%		02/12/13	5,000,000	5,000,000

						10,165,000

Texas 7.0%
Aldine ISD
Unlimited Tax Refunding Bonds Series 2005 (GTY: Texas Permanent School Fund)		5.25%		02/15/13	1,045,000	1,051,341

Arlington ISD
Unlimited Tax GO Bonds Series 2010A (GTY: Texas Permanent School Fund)		2.00%		02/15/13	500,000	500,976

Austin
Combined Utility Systems CP Notes Series A (LOC: State Street Bank & Trust Company, NA; JPMorgan Chase Bank, NA)		0.15%		02/21/13	7,970,000	7,970,000

Water & Wastewater System Refunding RB Series 2009A (LIQ: Wells Fargo & Co)	a	0.30%		08/08/13	20,110,000	20,110,000

See financial notes 67

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Birdville ISD
Unlimited Tax GO Refunding Bonds Series 1997 (GTY: Texas Permanent School Fund)		0.27%		02/15/13	1,000,000	999,657

Cleburne ISD
Unlimited Tax Refunding Bonds Series 2012 (GTY: Texas Permanent School Fund)		0.44%		02/15/13	575,000	574,683

Conroe ISD
Unlimited GO Refunding Bonds Series 2006 (GTY: Texas Permanent School Fund)		5.00%		02/15/13	1,000,000	1,005,758

Cypress-Fairbanks ISD
Unlimited Tax GO Bonds Series 2005A (GTY: Texas Permanent School Fund)		5.00%		02/15/13	475,000	477,665

Dallas
GO CP Notes Series 2010B (LIQ: US Bank, NA)		0.22%		02/05/13	15,000,000	15,000,000

Dallas ISD
Unlimited Tax Refunding Bonds Series 2010 (GTY: Texas Permanent School Fund)		4.00%		02/15/13	275,000	276,209

Dallas-Fort Worth International Airport
Jt RB Series 2010A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	24,830,000	24,830,000

Dickinson ISD
Unlimited Tax GO Bonds Series 2008A (GTY: Texas Permanent School Fund /LIQ: JPMorgan Chase Bank, NA)		0.47%		08/01/13	7,030,000	7,030,000

Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital) Series 2009C1		0.22%		02/05/13	40,000,000	40,000,000

Refunding RB (Methodist Hospital) Series 2009C1		0.23%		06/05/13	12,000,000	12,000,000

Refunding RB (Methodist Hospital) Series 2009C2		0.24%		04/03/13	7,000,000	7,000,000

Harris Cnty Metropolitan Transit Auth
Sales & Use Tax Contractual Obligations Series 2010A		4.00%		11/01/13	1,130,000	1,164,361

Houston
Combined Utility System First Lien Refunding RB Series 2005A		5.00%		11/15/13	225,000	233,775

CP Series B3 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.21%		02/21/13	10,000,000	10,000,000

Houston ISD
Limited Tax GO Bonds Series 2008 (GTY: Texas Permanent School Fund)		5.00%		02/15/13	475,000	477,714

Jefferson Cnty IDC
RB (Jefferson Refinery) Series 2010 (LOC: Branch Banking & Trust Co)		0.45%		03/15/13	38,700,000	38,700,000

Lamar Consolidated ISD
Unlimited Tax GO Refunding Bonds Series 2005 (GTY: Texas Permanent School Fund)		5.00%		02/15/13	500,000	502,776

Lewisville ISD
Unlimited Tax GO Refunding Bonds Series 2012A (GTY: Texas Permanent School Fund)		3.00%		08/15/13	175,000	177,814

Mansfield ISD
Unlimited Tax GO Bonds Series 2006 (GTY: Texas Permanent School Fund)		4.25%		02/15/13	500,000	502,407

Pampa ISD
Unlimited Tax GO Bonds Series 2007 (GTY: Texas Permanent School Fund)		4.00%		08/15/13	100,000	102,193

Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A4 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	7,615,000	7,615,000

Plano ISD
Unlimited Tax GO Bonds Series 2006 (GTY: Texas Permanent School Fund)		5.75%		02/15/13	1,135,000	1,142,609

68 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Antonio
Electric & Gas Systems CP Notes Series A (LIQ: JPMorgan Chase Bank, NA)		0.23%		02/12/13	6,000,000	6,000,000

Electric & Gas Systems CP Notes Series A (LIQ: JPMorgan Chase Bank, NA)		0.18%		03/05/13	1,500,000	1,500,000

Electric & Gas Systems CP Notes Series A (LIQ: JPMorgan Chase Bank, NA)		0.18%		03/14/13	6,000,000	6,000,000

Electric & Gas Systems RB New Series 2006A		5.00%		02/01/13	850,000	853,294

Electric & Gas Systems Refunding RB New Series 2003		5.25%		02/01/13	720,000	722,948

Electric & Gas Systems Refunding RB New Series 2008A		5.50%		02/01/13	1,050,000	1,054,584

Tax & Revenue Certificates of Obligation Series 2006 (LIQ: Wells Fargo & Co)	a	0.26%		04/11/13	9,038,000	9,038,000

Water System CP Notes Series A (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.18%		03/14/13	2,000,000	2,000,000

Water System Refunding RB Series 2011A		3.00%		05/15/13	650,000	656,436

San Marcos Consolidated ISD
Unlimited Tax GO Bonds Series 2004 (GTY: Texas Permanent School Fund)		5.00%		08/01/13	200,000	205,274

Schertz-Cibolo Universal City ISD
Unlimited Tax GO Bonds Series 2006A (GTY: Texas Permanent School Fund)		4.00%		02/01/13	1,000,000	1,003,143

Socorro ISD
Unlimited Tax GO Bonds Series 2005A (GTY: Texas Permanent School Fund)		5.00%		08/15/13	105,000	107,992

Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources) Series 2010 (LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	17,555,000	17,555,000

Tatum ISD
Unlimited Tax GO Bonds Series 2012 (GTY: Texas Permanent School Fund)		3.00%		02/15/13	2,225,000	2,232,393

Texas
TRAN Series 2012		2.50%		08/30/13	1,175,000	1,191,699

Water Financial Assistance General Obligation Bonds Series 2010B		5.00%		08/01/13	100,000	102,670

Texas Municipal Power Agency
CP Notes Series 2005 (LOC: Bank of America, NA; JPMorgan Chase Bank, NA)		0.15%		01/22/13	25,000,000	25,000,000

Texas Public Finance Auth
GO CP Notes Series 2008		0.18%		01/09/13	12,000,000	12,000,000

GO Refunding Bonds Series 1998B		0.40%		10/01/13	300,000	299,102

Unemployment Compensation Assessment RB Series 2003C4		0.17%		01/16/13	4,000,000	4,000,000

United ISD
Unlimited Tax Refunding Bonds Series 2004 (GTY: Texas Permanent School Fund)		5.00%		08/15/13	250,000	257,235

Wink Loving ISD
Unlimited Tax GO Bonds Seires 2012 (GTY: Texas Permanent School Fund)		2.00%		02/15/13	700,000	701,453

						291,926,161

Virginia 0.0%
Virginia Housing Development Auth
Homeownership Mortgage Bonds Series 2011B		0.60%		03/01/13	825,000	825,360

Washington 0.4%
Washington
GO Bond Series 2005C		0.32%		06/01/13	125,000	124,835

See financial notes 69

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bond Series 2005C		0.35%		06/01/13	200,000	199,710

GO Bonds Series 2005D		5.00%		01/01/13	200,000	200,000

GO Bonds Series 2008C		4.25%		01/01/13	270,000	270,000

GO Refunding Bonds Series R2005A		5.00%		01/01/13	250,000	250,000

Motor Vehicle Fuel Tax GO Bonds Series 2004F		0.54%		12/01/13	130,000	129,348

Motor Vehicle Fuel Tax GO Refunding Bonds Series R2004D		4.50%		01/01/13	100,000	100,000

Washington Health Care Facilities Auth
RB (Fred Hutchinson Cancer Research Center) Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.26%		05/09/13	14,995,000	14,995,000

						16,268,893

Total Fixed-Rate Securities
(Cost $1,252,407,325)						1,252,407,325

Variable-Rate Securities 71.8% of net assets

Alabama 5.1%
Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006 (LOC: US Bank, NA)		0.13%		01/07/13	11,190,000	11,190,000

Municipal Funding Notes Series 2008A, 2009B&2010A (LOC: US Bank, NA)	d	0.13%		01/07/13	38,765,000	38,765,000

Alabama Public School & College Auth
Capital Improvement Bonds Series 2007 (GTY/LIQ: State Street Bank & Trust Company, NA)	a	0.16%		01/07/13	28,655,000	28,655,000

Alabama Special Care Facility Financing Auth
RB (Ascension Health) Series 2006C2 (LIQ: Bank of America, NA)	a	0.19%		01/07/13	6,180,000	6,180,000

Birmingham Water Works Board
Water RB Series 2011 (LIQ: Deutsche Bank AG)	a	0.23%		01/07/13	8,965,000	8,965,000

Mobile Cnty IDA
Gulf Opportunity Zone RB (SSAB Alabama) Series 2011 (LOC: Svenska Handelsbanken AB)		0.19%		01/07/13	30,000,000	30,000,000

Tuscaloosa Cnty IDA
Gulf Opportunity Zone Bonds (Hunt Refining) Series 2008A (LOC: Citibank, NA)		0.18%		01/07/13	10,000,000	10,000,000

Gulf Opportunity Zone Bonds (Hunt Refining) Series 2008C (LOC: Bank of Nova Scotia)		0.13%		01/07/13	10,000,000	10,000,000

Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011A (LOC: JPMorgan Chase Bank, NA)	d	0.18%		01/07/13	30,000,000	30,000,000

Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011H (LOC: Bank of Nova Scotia)	d	0.13%		01/07/13	25,000,000	25,000,000

Gulf Opportunity Zone Bonds (Hunt Refining) Series 2011I (LOC: Bank of Nova Scotia)		0.13%		01/07/13	12,000,000	12,000,000

						210,755,000

Alaska 0.2%
Alaska Housing Finance Corp
General Housing Purpose Bonds Series 2005B (LIQ: US Bank, NA)	a	0.13%		01/07/13	4,405,000	4,405,000

Valdez
Marine Terminal Refunding RB (BP Pipelines) Series 2003B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	3,200,000	3,200,000

						7,605,000

70 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Arizona 0.6%
Apache Cnty IDA
IDRB (Tucson Electric Power) Series 1983A (LOC: US Bank, NA)		0.14%		01/07/13	1,840,000	1,840,000

Arizona School Facilities Board
State School Refunding RB Series 2005 (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	9,900,000	9,900,000

Arizona Transportation Board
Highway Sub RB Series 2011A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	6,695,000	6,695,000

Greater Arizona Development Auth
Infrastructure RB Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.17%		01/07/13	2,675,000	2,675,000

Maricopa Cnty IDA
Sr Living Facilities Refunding RB (Christian Care Retirement Apts) Series 2005A (LOC: Fannie Mae)		0.13%		01/07/13	1,990,000	1,990,000

						23,100,000

Arkansas 0.2%
Fort Smith
Bonds (Mitsubishi Power Systems Americas) Series 2010 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.15%		01/07/13	8,000,000	8,000,000

California 4.1%
Bay Area Toll Auth
Toll Bridge RB Series 2009F1 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	8,870,000	8,870,000

Cabrillo CCD
GO Bonds Series B (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	3,380,000	3,380,000

California Infrastructure & Economic Development Bank
RB (Casa Loma College) Series 2009 (LOC: Comerica Bank)		0.18%		01/07/13	3,600,000	3,600,000

California Pollution Control Financing Auth
RB (Hilmar Cheese) Series 2010 (LOC: CoBank, ACB)		0.13%		01/07/13	5,285,000	5,285,000

Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010 (LOC: Union Bank, NA)		0.15%		01/07/13	11,915,000	11,915,000

California Statewide Communities Development Auth
RB (Sea Crest School) Series 2008 (LOC: Comerica Bank)		0.25%		01/07/13	4,290,000	4,290,000

Coast CCD
GO Bonds Series 2006B (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	5,515,000	5,515,000

GO Bonds Series 2006B (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	8,950,000	8,950,000

East Bay Municipal Utility District
Water System Refunding RB Series 2008A3 (LIQ: Barclays Bank Plc)		0.12%		01/07/13	2,270,000	2,270,000

Los Angeles CCD
GO Bonds Series 2007A (LIQ: Citibank, NA)	a	0.16%		01/07/13	8,700,000	8,700,000

Los Angeles Cnty Public Works Financing Auth
Lease RB Series 2012 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	17,480,000	17,480,000

Los Angeles Cnty Sanitation Districts Financing Auth
Capital Projects Sub RB Series 2005B (GTY: Berkshire Hathaway Assurance Corp /LIQ: Deutsche Bank AG)	a	0.23%		01/07/13	6,455,000	6,455,000

Los Angeles Dept of Airports
Airport Sr RB Series 2010A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,925,000	7,925,000

Los Angeles Dept of Water & Power
Water System RB Series 2012A (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	5,000,000	5,000,000

Los Angeles USD
GO Bonds Series 2009D&2009I (LIQ: Citibank, NA)	a	0.16%		01/07/13	13,005,000	13,005,000

Los Angeles Wastewater System
Wastewater System Refunding RB Series 2005A (LIQ: Citibank, NA)	a	0.15%		01/07/13	8,185,000	8,185,000

See financial notes 71

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Oakland
GO Bonds Series 2009B (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	2,000,000	2,000,000

Peralta CCD
GO Bonds Series 2009C (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	15,200,000	15,200,000

Placentia-Yorba Linda USD
GO Bonds Series 2008B (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	3,210,000	3,210,000

San Bernardino CCD
GO Bonds Series B (LIQ: Wells Fargo & Co)	a	0.26%		01/07/13	10,345,000	10,345,000

San Diego USD
GO Refunding Bonds Series G1&C2 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	3,895,000	3,895,000

Sequoia UHSD
GO Bonds Series 2005B (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	2,025,000	2,025,000

West Hills CCD
COP (2008 Refunding) (LOC: Union Bank, NA)		0.11%		01/07/13	13,025,000	13,025,000

						170,525,000

Colorado 2.6%
Buffalo Ridge Metropolitan District
GO Refunding Bonds Series 2009 (LOC: US Bank, NA)		0.14%		01/07/13	9,100,000	9,100,000

Colorado Educational & Cultural Facilities Auth
RB (Northwestern College) Series 2008A (LOC: BMO Harris Bank NA)		0.14%		01/07/13	6,300,000	6,300,000

Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006C3 (LIQ: Citibank, NA)	a	0.16%		01/07/13	13,015,000	13,015,000

RB (Catholic Health Initiatives) Series 2006C5 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	12,495,000	12,495,000

Colorado Housing & Finance Auth
S/F Mortgage Class I Adjustable Rate Bonds Series 2002B3 (LIQ: Barclays Bank Plc)		0.14%		01/07/13	7,750,000	7,750,000

Commerce City Northern Infrastructure General Improvement District
GO Bonds Series 2006 (LOC: US Bank, NA)		0.14%		01/07/13	1,250,000	1,250,000

GO Bonds Series 2008 (LOC: US Bank, NA)		0.14%		01/07/13	8,625,000	8,625,000

Lafayette
M/F Housing RB (Traditions) Series 2011A (LOC: Wells Fargo Bank, NA)		0.15%		01/07/13	11,850,000	11,850,000

Lower Colorado River Auth
Transmission Contract Refunding RB Series 2008 (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.17%		01/07/13	5,815,000	5,815,000

Meridian Ranch Metropolitan District
Limited Tax GO Refunding Bonds Series 2009 (LOC: US Bank, NA)		0.14%		01/07/13	3,080,000	3,080,000

Park 70 Metropolitan District
GO Bonds Series 2008 (LOC: US Bank, NA)		0.14%		01/07/13	5,690,000	5,690,000

Parker Automotive Metropolitan District
GO Bonds Series 2005 (LOC: US Bank, NA)		0.14%		01/07/13	900,000	900,000

Sheridan Redevelopment Agency
Tax Increment Refunding RB (South Santa Fe Drive) Series 2011A1 (LOC: JPMorgan Chase Bank, NA)		0.18%		01/07/13	10,000,000	10,000,000

Univ of Colorado
Univ Enterprise RB Series 2011A (LIQ: Citibank, NA)	a	0.15%		01/07/13	8,000,000	8,000,000

Univ Enterprise Refunding RB Series 2005A (LIQ: US Bank, NA)	a	0.13%		01/07/13	6,135,000	6,135,000

						110,005,000

Connecticut 0.2%
Connecticut
GO Bonds Series 2005D (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,580,000	3,580,000

72 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Connecticut HFA
Housing Mortgage Finance Program Bonds Series 2009A1 (LIQ: JPMorgan Chase Bank, NA)		0.13%		01/02/13	1,150,000	1,150,000

Connecticut Innovations
RB (ISO New England) Series 2012 (LOC: TD Bank NA)		0.11%		01/07/13	4,900,000	4,900,000

						9,630,000

District of Columbia 1.7%
District of Columbia
GO Bonds Series 2007C (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	8,337,000	8,337,000

GO Bonds Series 2008E (GTY: Berkshire Hathaway Assurance Corp /LIQ: Bank of America, NA)	a	0.19%		01/07/13	3,305,000	3,305,000

District of Columbia HFA
M/F Housing RB (The Yards/D Building) Series 2012 (LOC: Federal Home Loan Bank)		0.14%		01/07/13	4,250,000	4,250,000

District of Columbia Water & Sewer Auth
Public Utility RB Series 1998 (LIQ: Citibank, NA)	a	0.16%		01/07/13	18,590,000	18,590,000

Public Utility Sub Lien Refunding RB Series 2008A (LIQ: Citibank, NA)	a	0.16%		01/07/13	9,360,000	9,360,000

Metropolitan Washington Airports Auth
Airport System RB Series 2009D2 (LOC: TD Bank NA)		0.11%		01/02/13	2,590,000	2,590,000

Washington Convention Center Auth
Sr Lien Dedicated Tax Refunding RB Series 2007A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	10,860,000	10,860,000

Sr Lien Dedicated Tax Refunding RB Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Credit Suisse AG)	a	0.13%		01/07/13	14,495,000	14,495,000

						71,787,000

Florida 4.5%
Collier Cnty Educational Facilities Auth
Limited Obligation RB (Ave Maria Univ) Series 2006 (LOC: Comerica Bank)		0.14%		01/02/13	10,510,000	10,510,000

Florida Housing Finance Corp
M/F Mortgage RB (Autumn Place Apts) Series 2008K1 (LOC: Federal Home Loan Bank)		0.15%		01/07/13	6,335,000	6,335,000

Florida State Board of Education
Public Education Capital Outlay Bonds Series 2006B (LIQ: US Bank, NA)	a	0.13%		01/07/13	9,980,000	9,980,000

Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health/Sunbelt) Series 2006C&G (LIQ: Citibank, NA)	a	0.15%		01/07/13	3,375,000	3,375,000

Jacksonville
Transportation Refunding RB Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,365,000	5,365,000

Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal High School) Series 2002 (LOC: Bank of America, NA)		0.17%		01/07/13	4,660,000	4,660,000

JEA
Electric System RB Series Three 2006A (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	6,220,000	6,220,000

Water & Sewer System Sub RB Series 2008B1 (LIQ: State Street Bank & Trust Company, NA)		0.12%		01/07/13	9,010,000	9,010,000

Miami-Dade Cnty
Transit System Sales Surtax RB Series 2006 (LIQ: Citibank, NA)	a	0.15%		01/07/13	7,640,000	7,640,000

Water & Sewer System RB Series 2010 (LIQ: Citibank, NA)	a	0.16%		01/07/13	13,000,000	13,000,000

See financial notes 73

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Miami-Dade Cnty Educational Facilities Auth
RB (Univ of Miami) Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	4,900,000	4,900,000

Miami-Dade Cnty IDA
RB (United Way) Series 2008 (LOC: Federal Home Loan Bank)		0.13%		01/07/13	10,715,000	10,715,000

RB (Univ of Miami Life Science & Technology Park) Series 2010 (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	20,000,000	20,000,000

Orlando Utilities Commission
Utility System Refunding RB Series 2011A	b	0.24%		07/29/13	5,000,000	5,000,000

Orlando-Orange Cnty Expressway Auth
RB Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.15%		01/07/13	5,000,000	5,000,000

Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995 (LOC: Northern Trust Co)		0.19%		01/07/13	3,385,000	3,385,000

Palm Beach Cnty Solid Waste Auth
RB Series 2009A (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,275,000	2,275,000

Polk Cnty
Utility System RB Series 2004A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	14,305,000	14,305,000

South Florida Water Management District
COP Series 2006 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	4,000,000	4,000,000

South Miami Health Facilities Auth
Hospital RB (Baptist Health South Florida) Series 2007 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	27,180,000	27,180,000

Tallahassee Energy System
Energy System RB Series 2007 (LIQ: Citibank, NA)	a	0.15%		01/07/13	9,705,000	9,705,000

Univ of South Florida Research Foundation
RB Series 2004A (LOC: Bank of America, NA)		0.17%		01/07/13	5,000,000	5,000,000

						187,560,000

Georgia 1.2%
Barstow Cnty Development Auth
Pollution Control RB (Georgia Power Plant Bowen) First Series 2009		0.24%		01/07/13	25,000,000	25,000,000

Burke Cnty Development Auth
Pollution Control RB (Georgia Power Plant Vogtle) First Series 2009		0.16%		01/02/13	9,920,000	9,920,000

Floyd Cnty Development Auth
Pollution Control RB (Georgia Power Plant Hammond) First Series 1996		0.16%		01/02/13	10,080,000	10,080,000

Georgia
GO Bonds Series 2007E (LIQ: Wells Fargo & Co)	a	0.15%		01/07/13	4,901,000	4,901,000

GO Refunding Bonds Series 2005B (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	1,420,000	1,420,000

						51,321,000

Hawaii 0.6%
Hawaii
RB (Hawaiian Electric) Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	7,795,000	7,795,000

Hawaii State Housing Finance & Development Corp
M/F Housing RB (Ko’oloa ’ula Apts) Series 2012B (LOC: Federal Home Loan Bank)		0.13%		01/07/13	4,900,000	4,900,000

Honolulu
GO Bonds Series 2005AC&D (LIQ: Citibank, NA)	a	0.15%		01/07/13	2,320,000	2,320,000

GO Bonds Series 2012A (LIQ: US Bank, NA)	a	0.13%		01/07/13	10,000,000	10,000,000

						25,015,000

74 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Idaho 0.3%
Shoshone Cnty Industrial Development Corp
Recovery Zone Facility RB (Essential Metals Corp) Series 2010A (LOC: Bank of Montreal)		0.18%		01/07/13	11,600,000	11,600,000

Illinois 6.8%
Bloomington
GO Bonds Series 2004 (LIQ: JPMorgan Chase Bank, NA)		0.18%		01/07/13	9,050,000	9,050,000

Bloomington-Normal Airport Auth
GO Bonds (Central Illinois Regional Airport) Series 2012 (LOC: Northern Trust Co)		0.18%		01/07/13	5,000,000	5,000,000

Bolingbrook
Tax Increment Jr Lien RB Series 2005 (LOC: Sumitomo Mitsui Banking Corp)		0.39%		01/07/13	7,425,000	7,425,000

Chicago
General Airport (O’Hare) Third Lien RB Series 2005D (LOC: Barclays Bank Plc)		0.14%		01/07/13	4,500,000	4,500,000

GO Bonds (City Colleges of Chicago) Series 1999 (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	5,180,000	5,180,000

GO Project & Refunding Bonds Series 2005B (LIQ: US Bank, NA)	a	0.13%		01/07/13	7,095,000	7,095,000

GO Project & Refunding Bonds Series 2007A (LIQ: Barclays Bank Plc)	a	0.16%		01/07/13	15,000,000	15,000,000

GO Project & Refunding Bonds Series 2009A (LIQ: JPMorgan Chase Bank, NA)	a	0.21%		01/07/13	5,000,000	5,000,000

GO Refunding Bonds Series 1993B (GTY: Berkshire Hathaway Assurance Corp /LIQ: Wells Fargo Bank, NA)	a	0.26%		01/07/13	2,100,000	2,100,000

GO Refunding Bonds Series 2008C (LIQ: Citibank, NA)	a	0.16%		01/07/13	4,000,000	4,000,000

Harris Cnty Health Facilities Development Corp
Hospital RB (Memorial Hermann Healthcare) Series 2008A1 (GTY/LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	13,795,000	13,795,000

Illinois Finance Auth
IDRB (Radiological Society of North America) Series 1997 (LOC: JPMorgan Chase Bank, NA)		0.25%		01/07/13	975,000	975,000

RB (Advocate Health Care Network) Series 2008C2B (LIQ: JPMorgan Chase Bank, NA)		0.14%		01/07/13	8,750,000	8,750,000

RB (Advocate Health Care Network) Series 2012 (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	31,475,000	31,475,000

RB (Advocate Health Care) Series 2011B	b	0.25%		07/29/13	11,900,000	11,900,000

RB (Chicago Symphony Orchestra) Series 1994 (LOC: Northern Trust Co)		0.14%		01/07/13	20,000,000	20,000,000

RB (Elim Christian Services) Series 2007 (LOC: JPMorgan Chase Bank, NA)		0.20%		01/07/13	14,400,000	14,400,000

RB (Fenwick High School) Series 1997 (LOC: PNC Bank NA)		0.12%		01/07/13	2,350,000	2,350,000

RB (Fenwick High School) Series 2007 (LOC: PNC Bank NA)		0.14%		01/07/13	15,635,000	15,635,000

RB (Garrett-Evangelical Theological Seminary) Series 2010 (LOC: Federal Home Loan Bank)		0.13%		01/07/13	4,355,000	4,355,000

RB (Kohl Children’s Museum) Series 2004 (LOC: Northern Trust Co)		0.15%		01/07/13	1,220,000	1,220,000

RB (Lake Forest College) Series 2008 (LOC: Northern Trust Co)		0.15%		01/07/13	2,500,000	2,500,000

RB (Lake Forest Country Day School) Series 2005 (LOC: Northern Trust Co)		0.15%		01/07/13	3,000,000	3,000,000

RB (Perspectives Charter School) Series 2003 (LOC: BMO Harris Bank NA)		0.19%		01/07/13	4,700,000	4,700,000

RB (Regency Park at Lincolnwood) Series 1991B (ESCROW/LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	18,945,000	18,945,000

See financial notes 75

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (St. Pauls House) Series 1995 (LOC: Bank of America, NA)		0.39%		01/07/13	4,095,000	4,095,000

RB (Univ of Chicago Medical Center) Series 2011C (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	9,560,000	9,560,000

RB (Univ of Chicago) Series 2007 (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	4,935,000	4,935,000

Illinois Housing Development Auth
M/F Housing RB (Brookhaven Apts) Series 2008 (LOC: Freddie Mac)		0.21%		01/07/13	8,605,000	8,605,000

Illinois Regional Transportation Auth
GO Bonds Series 2000A (LIQ: Bank of America, NA)	a	0.22%		01/07/13	6,665,000	6,665,000

GO Bonds Series 2003A (LIQ: Citibank, NA)	a	0.14%		01/07/13	8,330,000	8,330,000

GO Refunding Bonds Series 1999 (LIQ: Citibank, NA)	a	0.15%		01/07/13	9,900,000	9,900,000

Will Cnty Community High School District No. 210
GO Capital Appreciation Bonds Series 2006 (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	12,320,000	12,320,000

						282,760,000

Indiana 1.8%
Indiana Finance Auth
Economic Development RB (AC Grain) Series 2012 (LOC: CoBank, ACB)		0.14%		01/07/13	28,500,000	28,500,000

Health System RB (Sisters of St. Francis Health Services) Series 2009A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	10,000,000	10,000,000

RB (Indiana Univ Health) Series 2011L&M (GTY/LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	8,500,000	8,500,000

Refunding & RB (Trinity Health) Series 2009A&2010B (LIQ: JPMorgan Chase Bank, NA)	a	0.17%		01/07/13	7,050,000	7,050,000

Indiana Health & Educational Facility Financing Auth
RB (Ascension Health) Series 2006 B4&B6 (LIQ: JPMorgan Chase Bank, NA)	a	0.13%		01/02/13	3,650,000	3,650,000

Indiana Health Facility Financing Auth
RB (Memorial Hospital) Series 2004A (LOC: PNC Bank NA)		0.15%		01/07/13	15,180,000	15,180,000

						72,880,000

Iowa 3.1%
Iowa Finance Auth
Health Facility RB (Kahl Home) Series 2011 (LOC: JPMorgan Chase Bank, NA)		0.18%		01/07/13	24,750,000	24,750,000

Midwestern Disaster Area RB (Archer Daniels Midland) Series 2011		0.20%		01/07/13	16,000,000	16,000,000

Midwestern Disaster Area RB (Cargill) Series 2009B		0.18%		01/07/13	19,000,000	19,000,000

Midwestern Disaster Area RB (Cargill) Series 2012A		0.15%		01/07/13	17,500,000	17,500,000

Midwestern Disaster Area RB (Farmers Cooperative) Series 2010 (LOC: CoBank, ACB)		0.14%		01/07/13	10,000,000	10,000,000

Midwestern Disaster Area RB (Geneseo Communications) Series 2012 (LOC: US Bank, NA)		0.14%		01/07/13	12,800,000	12,800,000

Midwestern Disaster Area RB (HF Chlor-Alkali) Series 2012 (LOC: US Bank, NA)		0.18%		01/07/13	15,000,000	15,000,000

Iowa Higher Education Loan Auth
Private College Facility RB (Graceland Univ) Series 2003 (LOC: Bank of America, NA)		0.16%		01/07/13	6,405,000	6,405,000

Iowa State Board of Regents
Hospital RB Series SUI 2012 (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	9,000,000	9,000,000

						130,455,000

76 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Kansas 0.1%
Shawnee
M/F Housing Refunding RB (Pinegate West Apts) Series 2008A (LOC: BMO Harris Bank NA)		0.13%		01/07/13	5,375,000	5,375,000

Kentucky 0.3%
Kentucky Economic Development Finance Auth
RB (Catholic Health Initiatives) Series 2011B3	b	0.23%		07/29/13	14,300,000	14,300,000

Louisiana 0.9%
Ascension Parish IDB
RB (BASF SE) Series 2009	d	0.25%		01/07/13	15,000,000	15,000,000

Louisiana
Gasoline & Fuels Tax RB Series 2006A (LIQ: Citibank, NA)	a	0.15%		01/07/13	8,650,000	8,650,000

Louisiana Local Government Environmental Facilities & Community Development Auth
RB (Louise S. McGehee School) Series 2010 (LOC: Federal Home Loan Bank)		0.17%		01/07/13	6,475,000	6,475,000

St. Tammany Parish Development District
RB (BCS Development) Series 2008 (LOC: Federal Home Loan Bank)		0.17%		01/07/13	3,460,000	3,460,000

RB (Main St Holdings of Tammany) Series 2006A (LOC: Federal Home Loan Bank)		0.17%		01/07/13	5,235,000	5,235,000

						38,820,000

Maine 0.3%
Maine Finance Auth
RB (Foxcroft Academy) Series 2008 (LOC: TD Bank NA)		0.14%		01/07/13	12,000,000	12,000,000

Maryland 1.2%
Maryland Health & Higher Educational Facilities Auth
RB (Ascension Health) Series 2012B (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	5,000,000	5,000,000

RB (Johns Hopkins Univ) Series 2008A (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	7,630,000	7,630,000

Maryland Industrial Development Financing Auth
RB (McDonogh School) Series 2005 (LOC: Manufacturers & Traders Trust Co)		0.15%		01/07/13	9,465,000	9,465,000

Montgomery Cnty
Economic Development RB (Riderwood Village) Series 2004 (LOC: Manufacturers & Traders Trust Co)		0.15%		01/07/13	4,555,000	4,555,000

RB (George Meany Center For Labor Studies) Series 2004 (LOC: Bank of America, NA)		0.20%		01/07/13	5,200,000	5,200,000

Refunding RB (Trinity Health) Series 2011MD (LIQ: Citibank, NA)	a	0.14%		01/07/13	6,665,000	6,665,000

Washington Cnty
RB (LSN\TLS) Series 2003E (LOC: PNC Bank NA)		0.12%		01/07/13	9,965,000	9,965,000

						48,480,000

Massachusetts 1.3%
Massachusetts
GO Refunding Bonds Series 2004A (LIQ: JPMorgan Chase Bank, NA)	a	0.15%		01/07/13	4,880,000	4,880,000

Massachusetts Bay Transportation Auth
Assessment Bonds Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	1,200,000	1,200,000

Sr Sales Tax Bonds Series 2010A	b	0.22%		07/29/13	4,235,000	4,235,000

See financial notes 77

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Dept of Transportation
Metropolitan Highway System Sub RB Series 2010A4 (LIQ: Barclays Bank Plc)		0.12%		01/07/13	4,645,000	4,645,000

Metropolitan Highway System Sub RB Series 2010A5 (LIQ: Barclays Bank Plc)		0.12%		01/07/13	21,070,000	21,070,000

Massachusetts Development Finance Agency
RB (Eaglebrook School) Series 2007 (LOC: Bank of America, NA)		0.15%		01/07/13	2,600,000	2,600,000

RB (Jewish Rehabilitation Centers for Living) Series 2011B (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	4,965,000	4,965,000

Massachusetts School Building Auth
Dedicated Sales Tax Bonds Series 2005A (LIQ: Citibank, NA)	a	0.14%		01/07/13	4,800,000	4,800,000

Dedicated Sales Tax Bonds Series 2007A (LIQ: JPMorgan Chase Bank, NA)	a	0.15%		01/07/13	785,000	785,000

Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds Series 2006 (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	595,000	595,000

Univ of Massachusetts Building Auth
Refunding RB Sr Series 2011-1 (LIQ: Wells Fargo Bank, NA)		0.13%		01/07/13	3,500,000	3,500,000

						53,275,000

Michigan 2.0%
Grand Rapids
Sanitary Sewer System RB Series 2004 (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	9,140,000	9,140,000

Michigan Finance Auth
Unemployment Obligation Assessment RB Series 2012A (LIQ: Citibank, NA)	a	0.14%		01/07/13	13,335,000	13,335,000

Michigan Higher Education Facilities Auth
Limited Obligation RB (Spring Arbor Univ) Series 2010 (LOC: Comerica Bank)		0.14%		01/07/13	3,900,000	3,900,000

Michigan Housing Development Auth
Rental Housing RB Series 2009A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	5,635,000	5,635,000

Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2005A3 (LIQ: Citibank, NA)	a	0.14%		01/07/13	2,540,000	2,540,000

RB (Ascension Health) Series 2010	b	0.22%		07/29/13	11,200,000	11,200,000

Refunding RB (Trinity Health) Series 2008C (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	5,000,000	5,000,000

Michigan State Strategic Fund
Limited Obligation RB (Kroger) Series 2010 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.13%		01/07/13	9,500,000	9,500,000

Limited Obligation RB (Legal Aid & Defender Assoc) Series 2007 (LOC: JPMorgan Chase Bank, NA)		0.15%		01/07/13	11,250,000	11,250,000

Sanilac Cnty Economic Development Corp
Limited Obligation RB (Marlette Community Hospital) Series 2001 (LOC: Comerica Bank)		0.17%		01/07/13	9,500,000	9,500,000

						81,000,000

Minnesota 0.2%
Bloomington
M/F Housing Refunding RB (Bristol Village Apts) Series 2002A1 (LOC: Fannie Mae)		0.14%		01/07/13	3,745,000	3,745,000

Roseville
Private School Facility RB (Northwestern College) Series 2002 (LOC: BMO Harris Bank NA)		0.14%		01/07/13	4,390,000	4,390,000

						8,135,000

78 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Mississippi 0.7%
Mississippi Business Finance Corp
RB (200 Renaissance) Series 2008 (LOC: Federal Home Loan Bank)		0.13%		01/07/13	11,760,000	11,760,000

RB (PSL North America) Series 2007A (LOC: Wells Fargo Bank, NA)		0.15%		01/07/13	18,000,000	18,000,000

						29,760,000

Missouri 0.9%
Kansas City IDA
M/F Housing Refunding RB (Ethans Apts) Series 2004 (LOC: Citibank, NA)		0.15%		01/07/13	29,560,000	29,560,000

St. Charles Cnty IDA
IDRB (Patriot Machine) Series 2007 (LOC: Federal Home Loan Bank)		0.16%		01/07/13	6,195,000	6,195,000

						35,755,000

Nebraska 1.2%
Custer Cnty
Midwestern Disaster RB (The Andersons) Series 2011 (LOC: US Bank, NA)		0.14%		01/07/13	21,000,000	21,000,000

South Sioux City
IDRB (NATURES BioReserve) Series 2010 (LOC: Bank of America, NA)		0.25%		01/07/13	25,000,000	25,000,000

Washington Cnty
IDRB (Cargill) Series 2010		0.18%		01/07/13	5,000,000	5,000,000

						51,000,000

Nevada 1.1%
Clark Cnty
Economic Development Refunding RB (Bishiop Gorman High School) Series 2011 (LOC: Bank of America, NA)		0.16%		01/07/13	8,465,000	8,465,000

Clark Cnty SD
Limited Tax GO Bonds Series 2006B (LIQ: State Street Bank & Trust Company, NA)	a	0.16%		01/07/13	10,000,000	10,000,000

Las Vegas Valley Water District
GO Limited Tax Water Bonds Series 2006A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	1,000,000	1,000,000

Truckee Meadows Water Auth
Water Refunding RB Series 2006 (LIQ: JPMorgan Chase Bank, NA)	a	0.18%		01/07/13	12,495,000	12,495,000

Water Refunding RB Series 2007 (LIQ: Wells Fargo & Co)	a	0.14%		01/07/13	11,795,000	11,795,000

						43,755,000

New Hampshire 0.2%
New Hampshire Business Finance Auth
Limited Obligation RB (Canam Steel Corp) Series 2010 (LOC: Comerica Bank)		0.21%		01/07/13	9,500,000	9,500,000

New Jersey 0.3%
Garden State Preservation Trust
Open Space & Farmland Preservation Bonds Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	100,000	100,000

New Jersey Economic Development Auth
Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K (GTY/LIQ: State Street Bank & Trust Company, NA)	a	0.13%		01/07/13	8,520,000	8,520,000

See financial notes 79

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New Jersey Health Care Facilities Financing Auth
RB (Composite Program) Series 2006A4 (LOC: Wells Fargo Bank, NA)		0.10%		01/07/13	2,020,000	2,020,000

						10,640,000

New York 6.1%
New York City
GO Bonds Fiscal 1993 Series E2 (LOC: JPMorgan Chase Bank, NA)		0.12%		01/02/13	2,700,000	2,700,000

GO Bonds Fiscal 1995 Series B7 (LIQ: JPMorgan Chase Bank, NA)		0.16%		01/02/13	9,100,000	9,100,000

GO Bonds Fiscal 1995 Series F6 (LOC: JPMorgan Chase Bank, NA)		0.12%		01/07/13	4,075,000	4,075,000

GO Bonds Fiscal 2006 Series I3 (LOC: Bank of America, NA)		0.15%		01/02/13	17,825,000	17,825,000

GO Bonds Fiscal 2008 Series L3 (LIQ: Bank of America, NA)		0.13%		01/02/13	7,050,000	7,050,000

GO Bonds Fiscal 2009 Series B1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	1,495,000	1,495,000

GO Bonds Fiscal 2009 Series J1 (LIQ: Citibank, NA)	a	0.15%		01/07/13	11,325,000	11,325,000

GO Bonds Fiscal 2010 Series E (LIQ: Citibank, NA)	a	0.14%		01/07/13	1,800,000	1,800,000

New York City Housing Development Corp
M/F Housing RB Series 2009C1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,620,000	3,620,000

New York City Municipal Water Finance Auth
Water & Sewer RB Fiscal 2005 Series B (LIQ: Citibank, NA)	a	0.16%		01/07/13	11,495,000	11,495,000

Water & Sewer System RB Fiscal 2008 Series B1 (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	2,800,000	2,800,000

Water & Sewer System RB Fiscal 2008 Series B4 (LIQ: Royal Bank of Canada)		0.12%		01/07/13	15,000,000	15,000,000

Water & Sewer System RB Fiscal 2009 Series DD (LIQ: Citibank, NA)	a	0.16%		01/07/13	1,280,000	1,280,000

Water & Sewer System RB Fiscal 2010 Series CC (LIQ: Barclays Bank Plc)		0.11%		01/07/13	6,700,000	6,700,000

Water & Sewer System RB Fiscal 2012 Series AA (LIQ: Citibank, NA)	a	0.15%		01/07/13	7,000,000	7,000,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S1 (LIQ: Citibank, NA)	a	0.14%		01/07/13	2,980,000	2,980,000

Building Aid RB Fiscal 2007 Series S2 (LIQ: Citibank, NA)	a	0.17%		01/07/13	12,300,000	12,300,000

Building Aid RB Fiscal 2007 Series S2 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,500,000	2,500,000

Future Tax Secured Sub Bonds Fiscal 2012 Series D1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,850,000	3,850,000

New York City Trust for Cultural Resources
Refunding RB (American Museum of Natural History) Series 2004A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,700,000	3,700,000

Refunding RB (Lincoln Center for the Performing Arts) Series 2008A1 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/02/13	955,000	955,000

New York Liberty Development Corp
Liberty RB (1 World Trade Center) Series 2011 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	26,455,000	26,455,000

New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison) Series 2005A3 (LOC: Mizuho Corporate Bank Ltd)		0.11%		01/07/13	18,000,000	18,000,000

New York State Environmental Facilities Corp
Clean & Drinking Water Revolving Funds RB Series 2012D (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	4,000,000	4,000,000

New York State HFA
Housing RB (Related-42nd & 10th) Series 2008A (LOC: Freddie Mac)		0.13%		01/07/13	5,000,000	5,000,000

80 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
New York State Power Auth
RB Series 2007A (LIQ: Citibank, NA)	a	0.17%		01/07/13	3,625,000	3,625,000

New York State Urban Development Corp
State & Personal Income Tax RB Series 2007C (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	12,685,000	12,685,000

State Personal Income Tax RB Series 2004A3A (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	22,560,000	22,560,000

State Personal Income Tax RB Series 2004A3C (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	4,125,000	4,125,000

State Personal Income Tax RB Series 2004A3D (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	10,175,000	10,175,000

Port Auth of New York & New Jersey
Consolidated Bonds 144th Series (LIQ: Citibank, NA)	a	0.14%		01/07/13	525,000	525,000

Consolidated Bonds 148th Series (LIQ: Citibank, NA)	a	0.14%		01/07/13	4,900,000	4,900,000

Ramapo Housing Auth
RB (Fountainview at College Road) Series 1998 (LOC: Manufacturers & Traders Trust Co)		0.23%		01/07/13	6,020,000	6,020,000

Sales Tax Asset Receivable Corp
RB Fiscal 2005 Series A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,580,000	3,580,000

						251,200,000

North Carolina 1.2%
Charlotte-Mecklenburg Hospital Auth
Refunding RB (Carolinas HealthCare) Series 2008A&2011A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	1,000,000	1,000,000

Mecklenburg Cnty
GO Refunding Bonds Series 2009D	b	0.23%		07/29/13	9,490,000	9,490,000

North Carolina
Limited Obligation Bonds Series 2008A (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	3,500,000	3,500,000

North Carolina Capital Facilities Finance Agency
Educational Facilities RB (Sterling Montessori Academy & Charter School) Series 2010 (LOC: Branch Banking & Trust Co)		0.14%		01/07/13	10,265,000	10,265,000

North Carolina Medical Care Commission
Health Care Facilities Refunding RB (Univ Health Systems of Eastern Carolina) Series 2008B2 (LOC: Branch Banking & Trust Co)		0.12%		01/07/13	7,015,000	7,015,000

Hospital Refunding RB (Cone Health) Series 2011B	b	0.25%		07/29/13	5,000,000	5,000,000

Hospital Refunding RB (Wayne Memorial Hospital) Series 2009 (LOC: Branch Banking & Trust Co)		0.12%		01/07/13	5,000,000	5,000,000

Raleigh
Downtown Improvement COP Series 2005B1 (LIQ: Wells Fargo Bank, NA)		0.14%		01/07/13	10,000,000	10,000,000

						51,270,000

North Dakota 0.2%
Richland Cnty
RB (Minn-Dak Farmers Coop) Series 2010B (LOC: CoBank, ACB)		0.14%		01/07/13	7,000,000	7,000,000

Ohio 0.6%
Franklin Cnty
RB (Children’s Hospital) Series 1992B (LIQ: JPMorgan Chase Bank, NA)		0.24%		01/07/13	1,700,000	1,700,000

Ohio
Hospital RB (Cleveland Clinic) Series 2012A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	5,625,000	5,625,000

See financial notes 81

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Ohio State Air Quality Development Auth
Air Quality RB (Ohio Valley Electric Corp) Series 2009C (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.12%		01/07/13	2,000,000	2,000,000

Ohio Water Development Auth
Pollution Control Refunding RB (FirstEnergy Nuclear General Corp) Series 2010C (LOC: UBS AG)		0.13%		01/02/13	15,165,000	15,165,000

						24,490,000

Oregon 0.1%
Oregon
Business Development RB (Sage Hollow Ranch) Series 223 (LOC: CoBank, ACB)		0.14%		01/07/13	3,000,000	3,000,000

Pennsylvania 2.9%
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2010C (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	7,000,000	7,000,000

Berks Cnty Municipal Auth
RB (Reading Hospital & Medical Center) Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	3,495,000	3,495,000

Chester Cnty Industrial Dev Auth
Student Housing RB Series 2008A2 (LOC: TD Bank NA)		0.13%		01/07/13	5,000,000	5,000,000

Cumberland Cnty Municipal Auth
RB (Presbyterian Homes) Series 1993A (LOC: Manufacturers & Traders Trust Co)		0.15%		01/07/13	4,000,000	4,000,000

Geisinger Auth
Health System RB (Geisinger Health) Series 2011A1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

Lancaster Cnty Hospital Auth
RB (Landis Homes Retirement Community) Series 2009 (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	6,760,000	6,760,000

Montgomery Cnty IDA
RB (Waverly Heights) Series 2009 (LOC: Manufacturers & Traders Trust Co)		0.16%		01/07/13	8,345,000	8,345,000

Owen J. Roberts SD
GO Notes Series 2006 (LIQ: JPMorgan Chase Bank, NA)	a	0.15%		01/07/13	1,625,000	1,625,000

Pennsylvania
GO Bonds First Series 2011 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	7,005,000	7,005,000

Pennsylvania Economic Development Financing Auth
Unemployment Compensation RB Series 2012C (LOC: PNC Bank NA)		0.11%		01/07/13	4,000,000	4,000,000

Pennsylvania HFA
S/F Mortgage RB Series 2009-105C (LIQ: Bank of America, NA)	a	0.19%		01/07/13	3,000,000	3,000,000

Pennsylvania State Turnpike Commission
Registration Fee Refunding RB Series 2005A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	6,905,000	6,905,000

Sub Special RB Series 2011B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	1,160,000	1,160,000

Pennsylvania State Univ
Bonds Series 2007A (GTY/LIQ: US Bank, NA)	a	0.21%		01/07/13	2,700,000	2,700,000

Philadelphia IDA
Healthcare RB (Greater Philadelphia Health Action) Series 2008 (LOC: Bank of America, NA)		0.18%		01/07/13	6,000,000	6,000,000

Philadelphia SD
GO Refunding Bonds Series 2010F (LOC: Barclays Bank Plc)		0.13%		01/07/13	31,400,000	31,400,000

GO Refunding Bonds Series 2010G (LOC: Wells Fargo Bank, NA)		0.14%		01/07/13	5,000,000	5,000,000

82 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
St. Mary Hospital Auth
RB (Catholic Health Initiatives) Series 2004C		0.14%		01/07/13	2,400,000	2,400,000

Univ of Pittsburgh
Capital Project Bonds Series 2005A (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	6,665,000	6,665,000

Capital Project Bonds Series 2009B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	290,000	290,000

Washington Cnty Hospital Auth
Hospital RB (Monongahela Valley) Series 2011A (LOC: PNC Bank NA)		0.12%		01/07/13	1,700,000	1,700,000

						119,450,000

Puerto Rico 1.3%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A & Sr Series 2009C (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	14,250,000	14,250,000

Sales Tax RB Series 2007A (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	21,900,000	21,900,000

Sales Tax RB Series 2007A (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	610,000	610,000

Sales Tax RB Series 2009A (LIQ: Citibank, NA)	a	0.16%		01/07/13	13,095,000	13,095,000

Sales Tax RB Sr Series 2011C (LIQ: Royal Bank of Canada)	a	0.14%		01/07/13	4,000,000	4,000,000

						53,855,000

Rhode Island 0.4%
Narrangansett Bay Commission
Wastewater System RB Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.17%		01/07/13	16,720,000	16,720,000

South Carolina 0.6%
Building Equity Sooner For Tomorrow
Refunding RB (Greenville Cnty SD) Series 2006 (LIQ: Wells Fargo & Co)	a	0.14%		01/07/13	9,615,000	9,615,000

Cherokee Cnty
IDRB (Newark Electronics Division of D-A Lubricant) Series 1985 (LOC: Bank of America, NA)		0.49%		01/07/13	6,500,000	6,500,000

South Carolina Public Service Auth
Revenue Obligations Refunding Series 2011C (LIQ: Royal Bank of Canada)	a	0.16%		01/07/13	3,750,000	3,750,000

Revenue Obligations Series 2007A (LIQ: Citibank, NA)	a	0.14%		01/07/13	6,780,000	6,780,000

						26,645,000

South Dakota 0.0%
South Dakota Health & Educational Facilities Auth
RB (Regional Health) Series 2008 (LOC: US Bank, NA)		0.14%		01/02/13	635,000	635,000

South Dakota Housing Development Auth
Homeownership Mortgage Bonds Series 2009A (LIQ: Federal Home Loan Bank)		0.11%		01/07/13	975,000	975,000

						1,610,000

Tennessee 1.7%
Blount Cnty Public Building Auth
Local Government Bonds Series E9A (LOC: Branch Banking & Trust Co)		0.13%		01/07/13	8,210,000	8,210,000

Chattanooga IDB
Lease Rental Refunding RB Series 2007 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	11,295,000	11,295,000

See financial notes 83

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Clarksville Public Building Auth
Pooled Financing RB (Tennessee Municipal Bond Fund) Series 1995 (LOC: Bank of America, NA)		0.19%		01/07/13	7,430,000	7,430,000

Loudon IDB
Pollution Control Refunding RB (A.E. Staley Manufacturing) Series 1991 (LOC: Citibank, NA)		0.17%		01/07/13	16,200,000	16,200,000

Lower Colorado River Auth
Transmission Contract Refunding RB Series 2001A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	17,855,000	17,855,000

Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1995 (LOC: Bank of America, NA)	a	0.19%		01/07/13	3,935,000	3,935,000

Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1997 (LOC: Bank of America, NA)		0.19%		01/07/13	4,125,000	4,125,000

						69,050,000

Texas 7.9%
Austin
Water & Wastewater System Refunding RB Series 2008 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd; Sumitomo Mitsui Banking Corp)		0.11%		01/07/13	3,300,000	3,300,000

Beaumont ISD
Unlimited Tax GO Bonds Series 2008 (GTY: Texas Permanent School Fund /LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	3,345,000	3,345,000

Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008 (LIQ: Citibank, NA)	a	0.15%		01/07/13	7,600,000	7,600,000

Sr Lien Sales Tax Refunding RB Series 2007 (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	2,500,000	2,500,000

Sr Lien Sales Tax Refunding RB Series 2007 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	4,465,000	4,465,000

Del Valle ISD
Unlimited Tax GO Bonds Series 2007 (GTY: Texas Permanent School Fund /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	20,045,000	20,045,000

El Paso Cnty Hospital District
Combination Tax & Revenue Certificates of Obligation Series 2005 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	9,570,000	9,570,000

Frisco ISD
Unlimited Tax GO Refunding Bonds Series 2011A (GTY: Texas Permanent School Fund /LIQ: Citibank, NA)	a	0.13%		01/07/13	6,310,000	6,310,000

Harris Cnty
Toll Road Sr Lien RB Series 2009A (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	6,125,000	6,125,000

Toll Road Sr Lien Refunding RB Series 2012C (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	9,245,000	9,245,000

Toll Road Sub Lien Unlimited Tax Refunding RB Series 2007C (LIQ: Wells Fargo & Co)	a	0.13%		01/07/13	12,900,000	12,900,000

Harris Cnty Cultural Education Facilities Finance Corp
Hospital Refunding RB (Memorial Hermann Healthcare) Series 2010B (GTY/LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	6,000,000	6,000,000

Harris Cnty Flood Control District
Contract Tax Bonds Series 2010A (LIQ: Bank of America, NA)	a	0.19%		01/07/13	5,500,000	5,500,000

Harris Cnty Metropolitan Transit Auth
Sales & Use Tax Bonds Series 2011A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	7,745,000	7,745,000

Sales & Use Tax Bonds Series 2011A (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	4,500,000	4,500,000

Houston
First Lien RB Series 2011D (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,500,000	7,500,000

First Lien Refunding RB Series 2004A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.15%		01/07/13	7,000,000	7,000,000

First Lien Refunding RB Series 2005 (LIQ: US Bank, NA)	a	0.13%		01/07/13	17,225,000	17,225,000

84 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Jr Lien Refunding RB Series 1998A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	7,465,000	7,465,000

Houston Community College System
Maintenance Tax Notes Series 2008 (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	4,100,000	4,100,000

Houston ISD
Limited Tax GO Bonds Series 2008 (GTY: Texas Permanent School Fund /LIQ: Citibank, NA)	a	0.16%		01/07/13	9,900,000	9,900,000

Lake Travis ISD
Unlimited Tax GO Bonds Series 2012 (GTY: Texas Permanent School Fund /LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	7,495,000	7,495,000

Lower Colorado River Auth
Transmission Contract Refunding RB Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	6,125,000	6,125,000

Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	7,500,000	7,500,000

Metropolitan Higher Education Auth
Higher Education RB (Univ of Dallas) Series 2008 (LOC: JPMorgan Chase Bank, NA)		0.17%		01/07/13	1,180,000	1,180,000

New Caney ISD
Unlimited Tax Bonds Series 2006 (GTY: Texas Permanent School Fund /LIQ: Credit Suisse AG)	a	0.13%		01/07/13	6,595,000	6,595,000

North East ISD
Unlimited Tax Bonds Series 2007A (GTY: Texas Permanent School Fund /LIQ: US Bank, NA)	a	0.13%		01/07/13	8,350,000	8,350,000

Northside ISD
Unlimited Tax GO Bonds Series 2007B (GTY: Texas Permanent School Fund /LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	5,270,000	5,270,000

Northwest ISD
Unlimited Tax Refunding Bonds Series 2005 (GTY: Texas Permanent School Fund /LIQ: US Bank, NA)	a	0.13%		01/07/13	28,410,000	28,410,000

Plano ISD
Unlimited Tax GO Bonds Series 2012 (GTY: Texas Permanent School Fund /LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	1,630,000	1,630,000

Port Arthur Navigation District IDC
Exempt Facilities RB (Total Petrochemicals & Refining USA) Series 2012A		0.16%		01/07/13	20,000,000	20,000,000

Exempt Facilities RB (Total Petrochemicals & Refining USA) Series 2012B		0.16%		01/07/13	10,000,000	10,000,000

San Antonio
Refunding Lease RB (Convention Center Refinancing & Expansion) Series 2012 (LIQ: State Street Bank & Trust Company, NA)	a	0.14%		01/07/13	15,000,000	15,000,000

Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Health Care) Series 2011B	b	0.26%		07/29/13	2,500,000	2,500,000

Hospital RB (Baylor Health Care) Series 2011C (LOC: Northern Trust Co)		0.13%		01/07/13	1,600,000	1,600,000

RB (Texas Health Resources) Series 2007B (LIQ: Bank of America, NA)	a	0.19%		01/07/13	5,625,000	5,625,000

RB (Texas Health Resources) Series 2008A		0.11%		01/07/13	12,715,000	12,715,000

Texas
Veterans Bonds Series 2012B (LIQ: Sumitomo Mitsui Banking Corp)		0.12%		01/07/13	14,000,000	14,000,000

Texas A&M Univ
Financing System RB Series 2010B (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	1,500,000	1,500,000

Texas City Industrial Development Corp
IDRB (NRG Energy) Series 2012 (LOC: Bank of America, NA)		0.20%		01/07/13	3,625,000	3,625,000

See financial notes 85

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Univ of Houston
Consolidated Refunding RB Series 2008 (LIQ: Bank of America, NA)	a	0.19%		01/07/13	5,540,000	5,540,000

						327,000,000

Utah 1.3%
Intermountain Power Agency
Power Supply Refunding RB Series 2003A (LIQ: Bank of America, NA)	a	0.19%		01/07/13	6,450,000	6,450,000

South Valley Sewer District
Sewer RB Series 2008 (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.16%		01/07/13	6,065,000	6,065,000

Utah Cnty
Hospital RB (IHC Health Services) Series 2002C (LIQ: US Bank, NA)		0.15%		01/07/13	29,750,000	29,750,000

Utah Housing Corp
M/F Housing RB (Timbergate Apts) Series 2009A (LOC: Freddie Mac)		0.18%		01/07/13	6,250,000	6,250,000

Utah Transit Auth
Sales Tax RB Series 2008A (LIQ: Citibank, NA)	a	0.16%		01/07/13	7,230,000	7,230,000

						55,745,000

Virginia 1.2%
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,000,000	4,000,000

Health Care RB (Inova Health) Series 2012C	b	0.21%		07/29/13	7,500,000	7,500,000

Health Care RB (Inova Health) Series 2012D (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	2,600,000	2,600,000

Hospital Refunding RB (Inova Health) Series 1993A (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	3,330,000	3,330,000

Norfolk Economic Development Auth
Hospital Facilities RB (Sentara Healthcare) Series 2010C	b	0.25%		07/29/13	9,200,000	9,200,000

Virginia College Building Auth
Educational Facilities RB Series 2006A (LIQ: Wells Fargo & Co)	a	0.15%		01/07/13	4,599,000	4,599,000

Virginia Commonwealth Univ Health System Auth
General RB Series 2008C (LOC: Branch Banking & Trust Co)		0.18%		01/02/13	17,000,000	17,000,000

						48,229,000

Washington 0.8%
Central Puget Sound Regional Transit Auth
Sales Tax Bonds Series 2007A (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	3,010,000	3,010,000

Pierce Cnty
Sewer RB 2012 (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	12,075,000	12,075,000

Pierce Cnty Economic Development Corp
IDRB (Frederico Enterprises I) Series 2010 (LOC: Rabobank Nederland)		0.18%		01/07/13	4,680,000	4,680,000

Univ of Washington
General Refunding RB Series 2012A (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	5,600,000	5,600,000

Washington
GO Bonds Series 2012D (LIQ: Bank of America, NA)	a	0.15%		01/07/13	4,260,000	4,260,000

Motor Vehicle Fuel Tax GO Bonds Series 2005C (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	3,130,000	3,130,000

Washington State Housing Finance Commission
M/F Housing RB (Interurban Sr Living Apts) Series 2012 (LOC: US Bank, NA)		0.13%		01/07/13	2,200,000	2,200,000

						34,955,000

86 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

West Virginia 0.4%
West Virginia Hospital Finance Auth
Refunding & RB (Charleston Area Medical Center) Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	15,530,000	15,530,000

Wisconsin 1.3%
Milwaukee Redevelopment Auth
Refunding RB (YMCA of Metropolitan Milwaukee) Series 2010 (LOC: BMO Harris Bank NA)		0.13%		01/07/13	18,835,000	18,835,000

Wisconsin
General Fund Annual Appropriation Bonds Series 2009A (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	12,500,000	12,500,000

Wisconsin Health & Educational Facilities Auth
Health Facilities RB (SSM Health Care) Series 2010A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	8,000,000	8,000,000

Refunding RB (Concordia Univ) Series 2009 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	2,260,000	2,260,000

Refunding RB (Lawrence Univ) Series 2009 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	1,910,000	1,910,000

Wisconsin Housing & Economic Development Auth
Housing RB Series 2012C (LOC: PNC Bank NA)		0.11%		01/07/13	8,670,000	8,670,000

						52,175,000

Wyoming 0.1%
Wyoming Student Loan Corp
Refunding RB Sr Series 2010A3 (LOC: Royal Bank of Canada)		0.12%		01/07/13	3,750,000	3,750,000

Total Variable-Rate Securities
(Cost $2,976,467,000)						2,976,467,000

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $4,228,874,325.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,786,204,000 or 43.1% of net assets.
b	Illiquid security. At the period end, the value of these amounted to $80,325,000 or 1.9% of net assets.
c	Delayed-delivery security.
d	All or a portion of this security is designated as collateral for delayed-delivery securities.

See financial notes 87

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

88 See financial notes

 Schwab AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$4,228,874,325
Cash		14,519
Receivables:
Investments sold		2,200,000
Interest		3,779,571
Fund shares sold		965,046
Prepaid expenses	+	36,912

Total assets		4,235,870,373

Liabilities

Payables:
Investments bought		86,056,949
Investment adviser and administrator fees		56,772
Fund shares redeemed		2,163,930
Distributions to shareholders		2,291
Accrued expenses	+	38,453

Total liabilities		88,318,395

Net Assets

Total assets		4,235,870,373
Total liabilities	−	88,318,395

Net assets		$4,147,551,978

Net Assets by Source
Capital received from investors		4,147,551,978

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$3,522,457,360		3,521,915,589		$1.00
Value Advantage Shares	$625,094,618		624,987,079		$1.00

See financial notes 89

 Schwab AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$8,324,939

Expenses

Investment adviser and administrator fees		12,370,446
Shareholder service fees:
Sweep Shares		10,728,404
Value Advantage Shares		1,554,763
Portfolio accounting fees		190,031
Registration fees		139,864
Custodian fees		83,241
Shareholder reports		71,542
Professional fees		51,505
Trustees’ fees		39,990
Transfer agent fees		28,176
Interest expense		5,519
State filing fee reimbursement (Note 5)		(1,280,641)
Other expenses	+	86,009

Total expenses		24,068,849
Expense reduction by CSIM and its affiliates[1]	−	16,121,366
Custody credits	−	710

Net expenses	−	7,946,773

Net investment income		378,166

Realized Gains (Losses)

Net realized gains on investments		161,027

Increase in net assets resulting from operations		$539,193

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $1,280,641. See financial note 5 for additional information.

90 See financial notes

 Schwab AMT Tax-Free Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$378,166	$389,169
Net realized gains	+	161,027	363,086

Increase in net assets from operations		539,193	752,255

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(307,314)	(297,555)
Value Advantage Shares	+	(70,852)	(91,614)

Total distributions from net investment income		(378,166)	(389,169)

Distributions from net realized gains
Sweep Shares		(70,436)	(125,555)
Value Advantage Shares	+	(12,523)	(31,630)

Total distributions from net realized gains		(82,959)	(157,185)

Total distributions		(461,125)	(546,354)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		10,494,230,574	11,059,217,028
Value Advantage Shares	+	118,614,687	209,169,095

Total shares sold		10,612,845,261	11,268,386,123

Shares Reinvested
Sweep Shares		368,340	411,951
Value Advantage Shares	+	69,768	113,819

Total shares reinvested		438,108	525,770

Shares Redeemed
Sweep Shares		(10,111,723,329)	(10,860,092,371)
Value Advantage Shares	+	(284,481,853)	(484,244,107)

Total shares redeemed		(10,396,205,182)	(11,344,336,478)

Net transactions in fund shares		217,078,187	(75,424,585)

Net Assets

Beginning of period		3,930,395,723	4,005,614,407
Total increase or decrease	+	217,156,255	(75,218,684)

End of period		$4,147,551,978	$3,930,395,723

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 91

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Municipal Money Fund offers four share classes: Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares. Schwab AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

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 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The levels associated with valuing the funds’ investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

 93

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Credit and Liquidity Enhancements:

A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in each fund.

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

% of investments in securities with credit enhancements or liquidity enhancements	82%	81%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	13% (Wells Fargo Group)	14% (Wells Fargo Group)

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 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

3. Credit and Liquidity Enhancements (continued):

For additional information, please refer to the funds’ Portfolio Holdings.

4. Risk Factors:

Investment Risk. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity Support Provider Risk. The funds may invest a substantial portion of its assets in securities with guarantees and/or liquidity supports provided by a bank or other financial institution, and the existence and nature of such supports may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for purchasers, such as the funds. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of a fund’s holdings. For example, a rating agency downgrade of a credit or liquidity support provider may adversely affect the value of securities held by a fund. Any decline in the value of the securities held by a fund could cause the fund’s share price or yield to fall. To the extent that a portion of a fund’s underlying investments are guaranteed by the same bank or financial institution, these risks may be increased.

State and Regional Risk. State and regional factors could affect a fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.

Investment Concentration Risk. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

 95

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

4. Risk Factors (continued):

Taxable Determinations Risk. Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income. Also, some types of municipal securities produce income that is subject to the AMT.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

Money Market Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of these and other principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the sweep shares of the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds

96

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Sweep shares of the funds are also subject to an annual sweep administration fee up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares	0.22%	n/a
Select Shares	0.22%	n/a
Institutional Shares	0.22%	n/a

Contractual Expense Limitation

CSIM and its affiliates have made an additional agreement (“expense limitation”) with each fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Sweep Shares*	0.62%	0.62%
Value Advantage Shares*	0.45%	0.45%
Select Shares**	0.35%	n/a
Institutional Shares**	0.24%	n/a

*	CSIM and its affiliates have agreed to limit this share class’s expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board.
**	Select Shares and Institutional Shares are only offered by Schwab Municipal Money Fund. CSIM and its affiliates have agreed to limit this share class’s expenses as described above through April 29, 2014.

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the Schwab Municipal Money Fund’s Select Shares, Value Advantage Shares and Sweep Shares expenses and the Schwab AMT Tax-Free Fund’s Value Advantage Shares and Sweep Shares expenses equal to 0.005% of each fund’s or share class’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. CSIM and its affiliates may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any

 97

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab Municipal Money Fund
Sweep Shares	$23,843,079	$29,080,911	$37,034,954	$89,958,944
Value Advantage Shares	1,515,232	1,512,755	1,900,331	4,928,318
Select Shares	13,581	303,574	583,445	900,600
Institutional Shares	—	62,390	329,600	391,990
Schwab AMT Tax-Free Money Fund
Sweep Shares	$7,285,013	$9,765,098	$12,403,024	$29,453,135
Value Advantage Shares	1,270,414	1,400,113	1,656,669	4,327,196

As of December 31, 2012, recoupable expenses expired as follows:

Schwab Municipal Money Fund
Sweep Shares	$8,083,384
Value Advantage Shares	363,533
Select Shares	115
Institutional Shares	—
Schwab AMT Tax-Free Money Fund
Sweep Shares	2,367,174
Value Advantage Shares	283,913

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Municipal Money Fund	$49,645,000
Schwab AMT Tax-Free Money Fund	47,140,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab Municipal Money Fund and the Schwab AMT Tax-Free Money Fund received a payment of $62,281 and $1,280,641, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’ shares in prior periods. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but

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Financial Notes (continued)

6. Board of Trustees (continued):

it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2012, the funds had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the funds had no capital losses deferred and no capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Current period distributions
Tax-exempt income	$1,331,032	$378,166
Ordinary income	260,872	46,619
Long-term capital gains	314,994	36,340

Prior period distributions
Tax-exempt income	$2,893,955	$389,169
Ordinary income	—	26,321
Long-term capital gains	548,507	130,864

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, the funds made the following reclassifications:

	Schwab	Schwab
	Municipal	AMT Tax-Free
	Money Fund	Money Fund

Capital shares	$444,408	$78,068
Net realized capital gains and losses	(444,408)	(78,068)

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 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the funds did not incur any interest or penalties.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

 101

Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) and under California Revenue and Taxation Code section 17145 for the year ended December 31, 2012.

Percentage

Schwab Municipal Money Fund	100%
Schwab AMT Tax-Free Money Fund	100%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2012:

Schwab Municipal Money Fund	$759,402
Schwab AMT Tax-Free Money Fund	111,954

102

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 103

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

104

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 105

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

escrow The issuer of an escrowed bond deposits funds in a trust which are verified by a third party to be sufficient to pay the bond’s principal and interest at maturity or at a call date. The funds in the trust are invested in high quality investments, typically US Treasury and Agency obligations which mature at or prior to the bond’s maturity or call date.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

Guaranty (GTY) An instrument issued by a financial institution to unconditionally guarantee the repayment of a security’s principal and interest at maturity. The security will typically carry the rating of the institution which provides the guaranty rather than that of the security’s issuer.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

Letter of Credit (LOC) An instrument issued by a financial institution which unconditionally guarantees the repayment of principal and interest at maturity and upon demand. Many securities known as variable-rate demand obligations (VRDOs) carry LOCs to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly.

Liquidity (LIQ) A liquidity facility is issued by a financial institution to improve the ability of the issuer of the security to meet demands for payment. Many securities known as variable-rate demand obligations (VRDOs) carry liquidity facilities to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly. The issuer of the security must maintain strong long-term ratings and credit characteristics while the liquidity facility is in effect. If the issuer fails to meet certain predetermined financial conditions, the financial institution may terminate its obligation without notice.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond

106

and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 107

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Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
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Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
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Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
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Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
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Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

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Printed on recycled paper.
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00093385

Annual report dated December 31, 2012, enclosed.

Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

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Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

Annual Report
December 31, 2012

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

For the 12 months ended December 31, 2012, yields remained low on municipal money market securities amid efforts to stimulate the economy.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund. These funds are part of CSIM’s core investment solutions for investing in short-term, municipal money market securities, and each fund is designed to offer stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, yields remained low on municipal money market securities amid efforts to stimulate the economy. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. The availability and yields of top-quality municipal money market securities were also briefly impacted during the year, when the credit ratings of some of the institutions that frequently back these securities were downgraded.

During the year, money market fund reform became a heavily debated topic, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about the Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these products by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 1

Fund Management

Kevin Shaughnessy, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2000, Mr. Shaughnessy spent four years as a portfolio manager at Wells Capital Management, where he was responsible for managing the firm’s California municipal money fund assets, as well as short duration private client assets.

Cameron Ullyatt, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2008, Mr. Ullyatt was a vice president and portfolio manager at Oppenheimer Funds, where he was responsible for managing the firm’s municipal money fund assets. From 1999 to 2006, Mr. Ullyatt also worked as a credit analyst in Oppenheimer Funds’ municipal bond and money market departments.

2 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

State Investment Environment

California’s finances are improving with moderate economic growth and additional revenues supplied by a temporary tax increase approved by the voters in November 2012.

California’s budget for fiscal 2013 (7/1/12-6/30/13) was signed by Governor Jerry Brown on June 27, 2012, closing a $15.7 billion budget gap with $6 billion of net new tax revenues that were later approved by California voters in November, $8.1 billion of additional spending cuts, and $2.5 billion of other solutions. The tax measure temporarily raised personal income tax rates on higher income residents and the state sales tax. Revenues received through December 2012 were about $363 million behind projections, with personal income taxes up 2.6% and corporation taxes off by nearly 30%. An updated forecast as of January 10, 2013, for the full year is for general fund revenues to fall short by about $493 million, or 0.5% of the budgeted level. The state now expects to end fiscal 2013 with a $167 million general fund balance, which is equal to 0.2% of annual spending.

On January 10, 2013, Governor Brown introduced his spending plan for fiscal 2014, which begins on July 1, 2013. The budget projects general fund revenues and transfers of $98.5 billion and expenditures totaling $97.7 billion, and is the first financial plan forecast to be structurally balanced since prior to the recession. The improved outlook is largely the result of the temporary increase in personal income taxes and sales taxes, which are projected to yield $6.2 billion in additional general fund revenues in fiscal 2014. The Governor’s proposal allocates $2.7 billion of supplementary funds to K-12 education and additional amounts to higher education. If the budget is adopted and executed according to this plan, the state will end fiscal 2014 with a $1.0 billion general fund reserve, or 1.0% of annual spending.

As in other states, many of California’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. Though the current outlook for state funding is brighter, California’s recent budget cuts have had varying impacts on the credit quality of these issuers. California school districts and community college districts receive over 50% of their total funding from the state, but their general obligation bonds are secured by dedicated local property tax levies and are not paid from state funds. Though local property tax bases are stabilizing, the areas that experienced the most development prior to the recession are still recovering from substantial tax base declines. California’s counties responded to state cuts in funding for health and social service programs mostly by reducing the size of the programs. S&P upgraded its rating on Los Angeles County to “AA” in October, while Marin, Kern, and San Bernardino Counties remain stable, making their own budget reductions in response to earlier state cuts and still weak local revenue growth. California’s cities continue to face weakness in sales, business, and property taxes while struggling to maintain public safety programs and keep up with pension commitments. The cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection in June, July and August 2012, respectively, but their credit weakness was fairly well established before those events. Stockton and San Bernardino were both centers for the recent housing market boom and bust, and the Town of Mammoth Lakes’ bankruptcy case was dismissed in November following a settlement with the land developer. Other cities remain under pressure, including Fresno, which received multiple rating downgrades during the report period.

In contrast, California’s essential service enterprises and healthcare providers, such as the Metropolitan Water District of Southern California, the East Bay Municipal Utility District, the Bay Area Toll Authority and Kaiser Permanente have been generally insulated from the state’s financial difficulties as they pay off their bonds with revenues received from the services they provide to customers.

California’s economy is still emerging from a deep and long recession, the sharpest since the Great Depression. The state gained 268,600 jobs from November 2011 to November 2012, a 1.9% increase, marking a significant improvement relative to the 123,800 jobs gained in calendar year 2011. California’s unemployment rate declined to 9.8% in November 2012, down from 11.3% in November 2011. That rate was third-highest in the country, behind only Nevada and Rhode Island, and well above the national average of 7.7%.

Despite its diversified economy and high wealth indicators, California remains relatively weak compared to other states due primarily to its recent structural budget problems. At the end of the report period, the state’s general obligation ratings were A1 from Moody’s Investors Service and A- from Fitch Ratings and Standard & Poor’s Corp which has a positive outlook on its rating.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 3

Schwab California Municipal Money Fund

The Schwab California Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from California issuers and muni agencies around the country, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) that averaged approximately 37 days for the year. Reflecting typical seasonal supply and demand patterns, short-term muni notes became available at attractive yields in June, and the investment adviser selectively purchased some of these securities to extend the fund’s WAM. In August, the fund’s tactical positioning and credit diversification were improved as one-day and seven-day VRDOs were sold, and the proceeds used toward six-month to nine-month TOBs and fixed-rate muni notes with maturities of 9 months to 13 months. By August, and for much of the remainder of the year, the fund’s WAM averaged around 45 days.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	68.6%
16-30 Days	3.3%
31-60 Days	7.3%
61-90 Days	4.7%
91-120 Days	0.6%
More than 120 Days	15.5%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	41 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	51%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	33.2%
Variable Rate Demand Obligations	39.5%
Commercial Paper	15.2%
Fixed Rate Notes	9.2%
Other	2.9%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

4 Schwab California Municipal Money Fund

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab California Municipal Money Fund
	Sweep	Value Advantage
	Shares	Shares®

Ticker Symbol	SWCXX	SWKXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.08%	-0.10%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.42% and 0.27% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable equivalent effective yield assumes a 2012 maximum combined federal regular income and California state personal income tax rate of 41.05%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California Municipal Money Fund 5

Schwab California AMT Tax-Free Money Fund

The Schwab California AMT Tax-Free Money Fund (the fund) seeks the highest current income exempt from federal and California personal income tax that is consistent with stability of capital and liquidity. To pursue its goal, the fund invests in municipal (muni) money market securities from California issuers and muni agencies around the country, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) that averaged roughly 38 days for the year. The fund’s WAM rose fairly steadily beginning in early May, reflecting the addition of TOBs, revenue anticipation notes, and other short-term muni notes that seemed attractively priced. The fund’s WAM peaked at approximately 50 days in August, when the fund’s tactical positioning and credit diversification were improved through the addition of six-month to nine-month TOBs and fixed-rate muni notes maturing in 9 months to 13 months. For the remainder of the year, the fund’s WAM generally averaged around 45 days, somewhat longer than the average California muni money market fund.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	62.7%
16-30 Days	5.0%
31-60 Days	7.2%
61-90 Days	3.8%
91-120 Days	6.6%
More than 120 Days	14.7%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	42 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	37%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	47.2%
Variable Rate Demand Obligations	19.1%
Commercial Paper	12.4%
Fixed Rate Notes	18.9%
Other	2.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab California AMT Tax-Free Money Fund

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab California AMT Tax-Free Money Fund
Value Advantage
Shares®

Ticker Symbol	SNKXX
Minimum Initial Investment[1]	$25,000[2]

Seven-Day Yield[3]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.27%

Seven-Day Effective Yield[3]	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.25% to the seven-day yield.
[5]	Taxable equivalent effective yield assumes a 2012 maximum combined federal regular income and California state personal income tax rate of 41.05%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California AMT Tax-Free Money Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab California Municipal Money Fundtm
Sweep Shares
Actual Return	0.19%	$1,000	$1,000.20	0.96
Hypothetical 5% Return	0.19%	$1,000	$1,024.18	0.97
Value Advantage Shares®
Actual Return	0.19%	$1,000	$1,000.20	0.96
Hypothetical 5% Return	0.19%	$1,000	$1,024.18	0.97

Schwab California AMT Tax-Free Money Fundtm
Actual Return	0.20%	$1,000	$1,000.10	1.01
Hypothetical 5% Return	0.20%	$1,000	$1,024.13	1.02

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

8 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

Schwab California Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Sweep Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.02		0.01		0.02		0.10		1.67

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	[2]	0.25	[2]	0.33	[2]	0.54	[2,3]	0.60
Gross operating expenses	0.69		0.69		0.69		0.72		0.70
Net investment income (loss)	0.01		0.01		0.01		0.10		1.65
Net assets, end of period ($ x 1,000,000)	6,137		5,641		5,507		5,517		6,019

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Value Advantage Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.02		0.01		0.02		0.18		1.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	[2]	0.26	[2]	0.33	[2]	0.47	[2,3]	0.45
Gross operating expenses	0.56		0.56		0.56		0.59		0.56
Net investment income (loss)	0.01		0.01		0.01		0.20		1.83
Net assets, end of period ($ x 1,000,000)	853		1,071		1,399		2,213		3,923

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab California Municipal Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

32.2%	Fixed-Rate Securities	2,251,159,290	2,251,159,290
67.8%	Variable-Rate Securities	4,742,177,725	4,742,177,725

100.0%	Total Investments	6,993,337,015	6,993,337,015
0.0%	Other Assets and Liabilities, Net		(2,990,085)

100.0%	Net Assets		6,990,346,930

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 32.2% of net assets

California 32.2%
ABAG Finance Auth
RB (Sharp HealthCare) Series 2011A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	16,750,000	16,750,000

Alameda Cnty Jt Powers Auth
Lease Revenue CP Notes Series A (LOC: Union Bank, NA)		0.22%		02/06/13	10,000,000	10,000,000

Bay Area Toll Auth
Toll Bridge RB Series 2008F1 (LIQ: Wells Fargo & Co)	a	0.30%		01/24/13	9,880,000	9,880,000

Toll Bridge RB Series 2009F1 (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	29,775,000	29,775,000

California
GO Bonds		4.10%		02/01/13	1,000,000	1,003,193

GO Bonds		5.00%		03/01/13	625,000	629,809

GO Bonds		4.13%		04/01/13	600,000	605,684

GO Bonds (ESCROW)		5.25%		02/01/13	4,600,000	4,619,219

GO Bonds (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	25,945,000	25,945,000

RAN 2012-2013 Series A2		2.50%		06/20/13	86,735,000	87,579,902

California Dept of Water Resources
Power Supply RB Series 2010M		5.00%		05/01/13	6,045,000	6,141,456

California Education Notes Program
Note Participation Fiscal 2012-2013 Series A		2.00%		06/28/13	14,125,000	14,245,745

California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.25%		03/14/13	28,000,000	28,000,000

California Infrastructure & Economic Development Bank
RB (Cal ISO Corp) Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.26%		05/09/13	10,075,000	10,075,000

RB (Sanford Consortium) Series 2010A (LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	14,245,000	14,245,000

Refunding RB (J. Paul Getty Trust) Series 2007A1		2.50%		04/01/13	250,000	251,322

California School Cash Reserve Program Auth
Bonds 2012-2013 Series N		2.00%		06/03/13	9,800,000	9,871,222

Sr Bonds 2012-2013 Series B		2.00%		06/03/13	5,465,000	5,504,717

10 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
California State Univ
CP Series A (LOC: State Street Bank & Trust Company, NA; JPMorgan Chase Bank, NA)		0.16%		02/05/13	3,395,000	3,395,000

CP Series A (LOC: State Street Bank & Trust Company, NA; JPMorgan Chase Bank, NA)		0.17%		03/05/13	3,000,000	3,000,000

California Statewide Communities Development Auth
RB (Cottage Health) Series 2010 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	36,045,000	36,045,000

RB (Kaiser Permanente) Series 2004E		0.24%		06/06/13	2,500,000	2,500,000

RB (Kaiser Permanente) Series 2004E		0.24%		09/05/13	21,000,000	21,000,000

RB (Kaiser Permanente) Series 2004I		0.25%		03/21/13	10,000,000	10,000,000

RB (Kaiser Permanente) Series 2004I		0.24%		09/09/13	8,000,000	8,000,000

RB (Kaiser Permanente) Series 2004K		0.25%		01/11/13	12,700,000	12,700,000

RB (Kaiser Permanente) Series 2004K		0.23%		08/08/13	12,400,000	12,400,000

RB (Kaiser Permanente) Series 2004K		0.25%		08/19/13	20,000,000	20,000,000

RB (Kaiser Permanente) Series 2006D		0.23%		08/08/13	26,500,000	26,500,000

RB (Kaiser Permanente) Series 2008B		0.25%		03/05/13	20,000,000	20,000,000

RB (Kaiser Permanente) Series 2008B		0.22%		03/14/13	14,500,000	14,500,000

RB (Kaiser Permanente) Series 2008B		0.24%		07/16/13	49,000,000	49,000,000

RB (Kaiser Permanente) Series 2008C		0.23%		03/18/13	18,195,000	18,195,000

RB (Kaiser Permanente) Series 2009A		5.00%		04/01/13	4,925,000	4,982,273

RB (Kaiser Permanente) Series 2009B3		0.24%		06/07/13	3,500,000	3,500,000

RB (Kaiser Permanente) Series 2009B6		0.24%		03/07/13	14,000,000	14,000,000

RB (Kaiser Permanente) Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		01/17/13	24,055,000	24,055,000

RB (Proposition 1A Receivables) Series 2009		4.00%		06/15/13	9,795,000	9,958,186

RB (Proposition 1A Receivables) Series 2009		5.00%		06/15/13	38,565,000	39,380,726

Carlsbad USD
GO Bonds Series 2009B (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	11,420,000	11,420,000

Contra Costa Water District
Extendible CP		0.23%	01/09/13	06/17/13	10,880,000	10,880,000

East Bay Municipal Utility District
Wastewater System Extendible CP		0.23%	02/19/13	08/12/13	15,000,000	15,000,000

Wastewater System Sub Refunding RB Series 2007B		5.00%		06/01/13	250,000	254,774

Water System Extendible CP		0.23%	01/09/13	06/28/13	5,000,000	5,000,000

Water System Extendible CP		0.25%	02/05/13	07/07/13	20,000,000	20,000,000

Water System Extendible CP		0.24%	02/01/13	08/03/13	15,000,000	15,000,000

Water System Extendible CP		0.23%	02/19/13	08/12/13	20,800,000	20,800,000

Water System Extendible CP		0.17%	02/11/13	09/01/13	25,100,000	25,100,000

El Camino CCD
GO Bonds Series 2012C (LIQ: Wells Fargo Bank, NA)	a	0.31%		06/20/13	16,055,000	16,055,000

Golden Gate Bridge, Highway & Transportation District
CP Series A		0.22%		02/12/13	30,500,000	30,500,000

Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.00%		06/01/13	10,010,000	10,206,758

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.50%		06/01/13	6,815,000	6,962,781

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.50%		06/01/13	23,060,000	23,561,975

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.63%		06/01/13	9,305,000	9,511,529

See financial notes 11

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.25%		06/01/13	16,370,000	16,773,829

Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.63%		06/01/13	8,405,000	8,626,576

Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.75%		06/01/13	9,725,000	9,986,152

Tobacco Settlement Asset-Backed Bonds Series 2003A3 (ESCROW)		7.88%		06/01/13	5,800,000	5,983,217

Tobacco Settlement Asset-Backed Bonds Series 2003A4 (ESCROW)		7.80%		06/01/13	5,300,000	5,465,328

Hartnell CCD
GO Bonds Series D (GTY/LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	12,310,000	12,310,000

Imperial Irrigation District
Electric & Water Systems Revenue CP Series A (LOC: Union Bank, NA)		0.26%		02/01/13	25,000,000	25,000,000

Electric System Refunding RB Series 2011B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	15,825,000	15,825,000

Kern Cnty
TRAN 2012-2013		2.50%		06/28/13	35,000,000	35,387,951

Long Beach
TRAN 2012-2013		1.25%		09/30/13	22,330,000	22,500,866

Long Beach CCD
GO Bonds Series 20012B (LIQ: Wells Fargo Bank, NA)	a	0.30%		09/12/13	2,300,000	2,300,000

GO Bonds Series 2007D (LIQ: Wells Fargo & Co)	a	0.26%		05/09/13	25,145,000	25,145,000

Los Angeles
GO Bonds Series 2004A		4.00%		09/01/13	1,000,000	1,024,891

Wastewater System CP Revenue Notes Series A1 (LOC: Bank of New York Mellon)		0.16%		02/05/13	5,000,000	5,000,000

Wastewater System CP Revenue Notes Series A2 (LOC: Sumitomo Mitsui Banking Corp)		0.16%		02/05/13	20,000,000	20,000,000

Wastewater System CP Revenue Notes Series A2 (LOC: Sumitomo Mitsui Banking Corp)		0.16%		02/14/13	12,000,000	12,000,000

Los Angeles Cnty
TRAN 2012-2013 Series A		2.00%		02/28/13	20,000,000	20,057,326

TRAN 2012-2013 Series B		2.00%		03/29/13	20,000,000	20,086,356

TRAN 2012-2013 Series C		2.00%		06/28/13	30,000,000	30,262,710

Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series A (LOC: JPMorgan Chase Bank, NA)		0.22%		02/07/13	54,000,000	54,000,000

Lease Revenue CP Notes Series B (LOC: Bank of America, NA)		0.25%		01/17/13	12,500,000	12,500,000

Lease Revenue CP Notes Series B (LOC: Bank of America, NA)		0.19%		01/18/13	3,700,000	3,700,000

Lease Revenue CP Notes Series C (LOC: Wells Fargo Bank, NA)		0.22%		02/07/13	5,500,000	5,500,000

Lease Revenue CP Notes Series C (LOC: Wells Fargo Bank, NA)		0.18%		03/04/13	17,000,000	17,000,000

Los Angeles Cnty Metropolitan Transportation Auth
Sales Tax Refunding RB Second Sr Bonds Series 2009E		4.00%		07/01/13	1,125,000	1,145,946

Los Angeles Dept of Airports
Sub Revenue CP Notes Series D4 (LOC: Wells Fargo Bank, NA)		0.23%		02/21/13	2,000,000	2,000,000

Los Angeles Dept of Water & Power
Power System RB Series 2003A1		5.00%		07/01/13	250,000	255,894

Power System RB Series 2011A		4.00%		07/01/13	500,000	509,288

Power System Revenue CP Notes (LIQ: Wells Fargo Bank, NA)		0.20%		01/24/13	95,000,000	95,000,000

Water System RB Series 2006A1&2007A2 (LIQ: Wells Fargo & Co)	a	0.30%		08/08/13	24,210,000	24,210,000

12 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles Harbor Dept
CP Notes Series A1,B1&C1 (LIQ: Mizuho Corporate Bank Ltd)		0.22%		01/17/13	13,000,000	13,000,000

CP Notes Series A1,B1&C1 (LIQ: Mizuho Corporate Bank Ltd)		0.18%		03/05/13	10,000,000	10,000,000

CP Notes Series A2,B2&C2 (LIQ: Wells Fargo Bank, NA)		0.22%		03/06/13	3,000,000	3,000,000

RB Series 2009B (LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	9,725,000	9,725,000

Refunding RB Series 2006B		5.00%		08/01/13	1,000,000	1,027,434

Los Angeles Municipal Improvement Corp
Lease Revenue CP Series A1 (LOC: Wells Fargo Bank, NA)		0.20%		03/06/13	6,688,000	6,688,000

Lease Revenue CP Series A2 (LOC: JPMorgan Chase Bank, NA)		0.20%		02/12/13	4,700,000	4,700,000

Lease Revenue CP Series A3 (LOC: Bank of the West)		0.20%		01/02/13	15,000,000	15,000,000

Los Angeles USD
GO Bonds Series 2003A		5.00%		07/01/13	1,000,000	1,023,558

GO Bonds Series 2006F		5.00%		07/01/13	1,000,000	1,023,642

TRAN 2012-2013 Series A3		2.50%		02/28/13	25,000,000	25,091,078

Marin Cnty
COP Series 2010 (LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	11,120,000	11,120,000

Marin Municipal Water District
Water RB Sub Lien Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.26%		04/11/13	10,000,000	10,000,000

Mt. Diablo USD
GO Bonds Series 2010A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.27%		03/21/13	16,235,000	16,235,000

GO Bonds Series 2012E (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	17,275,000	17,275,000

Newport Beach
RB (Hoag Memorial Hospital Presbyterian) Series 2009D		5.00%		02/07/13	6,250,000	6,279,308

Oakland
TRAN 2012-2013		1.00%		06/28/13	20,000,000	20,073,822

Orange Cnty Sanitation District
Refunding Revenue Certificate Anticipation Notes Series 2012C		2.00%		10/30/13	24,000,000	24,353,517

Pasadena USD
GO Bonds Series 2012 (LIQ: Wells Fargo Bank, NA)	a	0.26%		04/18/13	11,460,000	11,460,000

Riverside Cnty
Teeter Obligation Notes Series 2012D		2.00%		10/16/13	60,000,000	60,825,974

TRAN 2012-2013 Series A		2.00%		03/29/13	5,000,000	5,021,702

TRAN 2012-2013 Series B		2.00%		06/28/13	20,000,000	20,175,132

Riverside Cnty Transportation Commission
CP Notes Series A (LOC: Union Bank, NA)		0.16%		03/12/13	20,000,000	20,000,000

Sacramento Municipal Utility District
CP Notes Series K1 (LOC: JPMorgan Chase Bank, NA)		0.18%		03/14/13	19,500,000	19,500,000

CP Notes Series L1 (LOC: Barclays Bank Plc)		0.22%		02/07/13	5,000,000	5,000,000

CP Notes Series L1 (LOC: Barclays Bank Plc)		0.16%		03/12/13	5,000,000	5,000,000

San Bernardino Cnty
TRAN 2012-2013 Series A		2.00%		06/28/13	20,000,000	20,174,154

San Diego CCD
GO Bonds Series 2009 (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	13,210,000	13,210,000

San Diego Cnty Regional Airport Auth
Sub Revenue CP Notes Series A&B (LOC: Lloyds TSB Bank Plc)		0.20%		03/11/13	20,729,000	20,729,000

San Diego Cnty Water Auth
CP Series 4 (LIQ: Barclays Bank Plc)		0.15%		01/14/13	23,600,000	23,600,000

CP Series 4 (LIQ: Barclays Bank Plc)		0.15%		02/07/13	16,000,000	16,000,000

CP Series 4 (LIQ: Barclays Bank Plc)		0.22%		02/15/13	8,800,000	8,800,000

CP Series 5 (LIQ: Wells Fargo Bank, NA)		0.18%		02/05/13	15,000,000	15,000,000

CP Series 5 (LIQ: Wells Fargo Bank, NA)		0.16%		03/14/13	23,000,000	23,000,000

CP Series 6 (LIQ: Citibank, NA)		0.17%		02/07/13	25,000,000	25,000,000

See financial notes 13

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Diego Public Facilities Financing Auth
Sr Sewer RB Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	18,100,000	18,100,000

San Diego USD
TRAN 2012-2013 Series A1		2.00%		01/31/13	7,000,000	7,010,351

TRAN 2012-2013 Series A2		2.00%		06/28/13	12,000,000	12,103,431

San Francisco
GO Bonds Series 2009A (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	38,265,000	38,265,000

GO Refunding Bonds Series 2008R1		5.00%		06/15/13	2,500,000	2,553,954

Lease Revenue CP COP Series 1 (LOC: JPMorgan Chase Bank, NA)		0.16%		03/07/13	14,100,000	14,100,000

Lease Revenue CP COP Series 2 (LOC: US Bank, NA)		0.16%		03/07/13	14,704,000	14,704,000

San Francisco Airport Commission
Second Series Refunding RB Series 2009A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	9,995,000	9,995,000

Second Series Refunding RB Series 2009C2		4.00%		05/01/13	2,185,000	2,211,853

Second Series Refunding RB Series 2011C (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/05/13	13,065,000	13,065,000

Second Series Refunding RB Series 29B		5.25%		05/01/13	2,000,000	2,031,214

Sub CP Notes Series A2 (LOC: Barclays Bank Plc)		0.24%		02/12/13	16,060,000	16,060,000

Sub CP Notes Series A2 (LOC: Barclays Bank Plc)		0.24%		03/06/13	3,700,000	3,700,000

San Francisco Cnty Transportation Auth
CP Series A&B (LOC: Wells Fargo Bank, NA)		0.20%		03/05/13	18,756,000	18,756,000

San Joaquin Cnty Transportation Auth
Sales Tax Revenue CP (LOC: JPMorgan Chase Bank, NA)		0.22%		02/08/13	73,000,000	73,000,000

San Jose-Evergreen CCD
GO Refunding Bonds Series 2004C		5.00%		09/01/13	2,000,000	2,062,825

San Mateo Cnty CCD
GO Bonds Series 2005B (LIQ: Wells Fargo & Co)	a	0.30%		07/25/13	9,865,000	9,865,000

Santa Clara Cnty Financing Auth
Refunding Lease RB Series 2007K (GTY/LIQ: US Bank, NA)	a	0.27%		06/06/13	47,355,000	47,355,000

Santa Clara USD
TRAN 2012		2.00%		06/28/13	10,500,000	10,589,878

Santa Cruz Cnty
TRAN 2012-2013		2.00%		07/02/13	5,000,000	5,044,525

Turlock Irrigation District
Sub Revenue CP Series A (LOC: Bank of America, NA)		0.20%		02/07/13	16,025,000	16,025,000

Univ of California
General RB Series 2007J (LIQ: Wells Fargo & Co)	a	0.26%		04/04/13	15,635,000	15,635,000

General RB Series 2009Q		4.00%		05/15/13	600,000	608,239

West Basin Municipal Water District
Refunding Revenue COP Series 2003A (ESCROW)		5.00%		08/01/13	3,050,000	3,134,098

William S. Hart UHSD
GO Bonds Series A (GTY/LIQ: Wells Fargo & Co)	a	0.28%		01/24/13	23,030,000	23,030,000

GO Bonds Series B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.37%		11/14/13	6,000,000	6,000,000

Total Fixed-Rate Securities
(Cost $2,251,159,290)						2,251,159,290

Variable-Rate Securities 67.8% of net assets

California 62.9%
ABAG Finance Auth
M/F Housing RB (Bachenheimer Building) Series 2002A (LOC: Fannie Mae)		0.14%		01/07/13	7,620,000	7,620,000

14 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Crossing Apts) Series 2002A (LOC: Fannie Mae)		0.13%		01/07/13	9,000,000	9,000,000

M/F Housing RB (Darling Florist Building) Series 2002A (LOC: Fannie Mae)		0.14%		01/07/13	4,710,000	4,710,000

M/F Housing RB (GAIA Building) Series 2000A (LOC: Fannie Mae)		0.14%		01/07/13	12,165,000	12,165,000

M/F Housing RB (La Terrazza Apts) Series 2002A (LOC: Fannie Mae)		0.14%		01/07/13	8,295,000	8,295,000

M/F Housing RB (Mountain View Apts) Series 1997A (LOC: Comerica Bank)		0.32%		01/07/13	5,030,000	5,030,000

M/F Housing Refunding RB (The Berkeleyan) Series 2003A (LOC: Fannie Mae)		0.14%		01/07/13	5,790,000	5,790,000

RB (Jewish Home of San Francisco) Series 2005 (LOC: Wells Fargo Bank, NA)		0.05%		01/02/13	6,400,000	6,400,000

RB (Pacific Primary) Series 2008 (LOC: Comerica Bank)		0.17%		01/07/13	4,450,000	4,450,000

Refunding RB (Eskaton Properties) Series 2008A (LOC: US Bank, NA)		0.16%		01/07/13	10,025,000	10,025,000

Refunding RB (Eskaton Properties) Series 2008B (LOC: US Bank, NA)		0.16%		01/07/13	14,500,000	14,500,000

Alameda Cnty IDA
RB (Aitchison Family) Series 1993A (LOC: Wells Fargo Bank, NA)		0.16%		01/07/13	980,000	980,000

RB (California Brazing) Series 2011 (LOC: Wells Fargo Bank, NA)		0.17%		01/07/13	2,950,000	2,950,000

Alameda-Contra Costa School Financing Auth
COP Series N (LOC: Federal Home Loan Bank)		0.12%		01/07/13	6,585,000	6,585,000

Anaheim Housing Auth
M/F Housing RB (Casa Granada Apts) Series 1997A (LOC: Fannie Mae)		0.14%		01/07/13	2,995,000	2,995,000

M/F Housing RB (Port Trinidad Apts) Series 1997C (LOC: Fannie Mae)		0.14%		01/07/13	1,640,000	1,640,000

M/F Housing Refunding RB (Sage Park) Series 1998A (LOC: Fannie Mae)		0.13%		01/07/13	5,500,000	5,500,000

Anaheim Public Financing Auth
Electric System RB Series 2009A (LIQ: Citibank, NA)	a	0.14%		01/07/13	7,500,000	7,500,000

Electric System Second Lien RB Series 2004 (GTY: Berkshire Hathaway Assurance Corp /LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	2,795,000	2,795,000

Refunding RB (Electric Distribution System) Series 2012A (LIQ: State Street Bank & Trust Company, NA)	a	0.14%		01/07/13	18,000,000	18,000,000

Bakersfield
Wastewater Refunding RB Series 2012A (LIQ: JPMorgan Chase Bank, NA)		0.14%		01/07/13	19,400,000	19,400,000

Bay Area Toll Auth
Toll Bridge RB Series 2006F (LIQ: Citibank, NA)	a	0.14%		01/07/13	16,985,000	16,985,000

Toll Bridge RB Series 2006F (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,915,000	2,915,000

Toll Bridge RB Series 2007F (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,245,000	7,245,000

Toll Bridge RB Series 2007F, 2008F1&2009F1 (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	24,316,583	24,316,583

Toll Bridge RB Series 2008F1 (LIQ: Citibank, NA)	a	0.15%		01/07/13	5,000,000	5,000,000

Toll Bridge RB Series 2009F1 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	5,000,000	5,000,000

Toll Bridge RB Series 2009F1 (LIQ: Bank of America, NA)	a	0.19%		01/07/13	7,705,000	7,705,000

Toll Bridge Sub RB Series 2010S2 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	2,800,000	2,800,000

Cabrillo CCD
GO Bonds Series B (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,300,000	5,300,000

California
Economic Recovery Bonds Series 2004C4 (LOC: JPMorgan Chase Bank, NA)		0.11%		01/02/13	24,600,000	24,600,000

See financial notes 15

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Economic Recovery Bonds Series 2004C5 (LOC: Bank of America, NA)		0.10%		01/02/13	1,900,000	1,900,000

GO Bonds Series 2003B1 (LOC: California State Teachers Retirement Systems; JPMorgan Chase Bank, NA; California Public Employees’ Retirement System)		0.13%		01/07/13	30,000,000	30,000,000

GO Bonds Series 2003B2 (LOC: California State Teachers Retirement Systems; JPMorgan Chase Bank, NA; California Public Employees’ Retirement System)		0.14%		01/07/13	75,000,000	75,000,000

GO Bonds Series 2003B3 (LOC: California State Teachers Retirement Systems; JPMorgan Chase Bank, NA; California Public Employees’ Retirement System)		0.11%		01/07/13	18,600,000	18,600,000

GO Bonds Series 2003B4 (LOC: California State Teachers Retirement Systems; JPMorgan Chase Bank, NA; California Public Employees’ Retirement System)		0.13%		01/07/13	5,800,000	5,800,000

GO Bonds Series 2004A1 (LOC: Citibank, NA)		0.09%		01/02/13	20,150,000	20,150,000

GO Bonds Series 2004A3 (LOC: State Street Bank & Trust Company, NA; California State Teachers Retirement Systems)		0.09%		01/02/13	4,500,000	4,500,000

GO Bonds Series 2004A4 (LOC: Citibank, NA)		0.10%		01/02/13	11,050,000	11,050,000

GO Bonds Series 2004A5 (LOC: Citibank, NA)		0.12%		01/02/13	20,500,000	20,500,000

GO Bonds Series 2004B1 (LOC: Citibank, NA)	b	0.09%		01/02/13	5,100,000	5,100,000

GO Bonds Series 2004B2 (LOC: Citibank, NA)		0.11%		01/02/13	14,250,000	14,250,000

GO Bonds Series 2005B5 (LOC: Barclays Bank Plc)		0.11%		01/07/13	17,930,000	17,930,000

California Alternative Energy Source Financing Auth
Cogeneration Facility RB Series 1993B		0.16%		01/07/13	24,480,000	24,480,000

California Dept of Water Resources
RB (Central Valley Water System) Series AE (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	7,150,000	7,150,000

California Economic Development Financing Auth
Airport Facilities RB (Mercury Air Group) Series 1998 (LOC: Bank of America, NA)		0.21%		01/07/13	6,000,000	6,000,000

IDRB (Calco) Series 1997 (LOC: Wells Fargo Bank, NA)		0.25%		01/07/13	800,000	800,000

California Educational Facilities Auth
RB (California Institute of Technology) Series 2009 (LIQ: Citibank, NA)	a	0.13%		01/07/13	9,900,000	9,900,000

RB (Claremont McKenna College) Series 2009 (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	10,000,000	10,000,000

RB (Univ of San Francisco) Series 2003 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	18,530,000	18,530,000

RB (Univ of Southern California) Series 2007A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,735,000	4,735,000

California Enterprise Development Finance Auth
RB (Sconza Candy) Series 2008A (LOC: Wells Fargo Bank, NA)		0.17%		01/07/13	10,000,000	10,000,000

California Health Facilities Financing Auth
RB (Catholic Healthcare West) Series 2011B (LOC: Bank of Montreal)		0.13%		01/07/13	6,725,000	6,725,000

RB (Children’s Hospital of Orange Cnty) Series 2009C (LOC: US Bank, NA)		0.11%		01/07/13	18,200,000	18,200,000

RB (Kaiser Permanente) Series 2011A,B,C&D (GTY/LIQ: Royal Bank of Canada)	a	0.17%	01/03/13	01/02/13	49,525,000	49,525,000

RB (Northern California Presbyterian Homes & Services) Series 2004 (LOC: Union Bank, NA)		0.12%		01/07/13	4,755,000	4,755,000

RB (Providence Health & Services) Series 2008C (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,020,000	5,020,000

RB (Providence Health & Services) Series 2009B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,150,000	5,150,000

16 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
RB (Scripps Health) Series 2001A (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	3,800,000	3,800,000

RB (Scripps Health) Series 2012C		0.11%		01/07/13	2,300,000	2,300,000

RB (St. Joseph Health) Series 2009A (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	11,565,000	11,565,000

RB (St. Joseph Health) Series 2009A (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	11,250,000	11,250,000

RB (St. Joseph Health) Series 2011B (LOC: US Bank, NA)		0.12%		01/02/13	700,000	700,000

RB (Sutter Health) Series 2007A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	9,000,000	9,000,000

RB (Sutter Health) Series 2007A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	17,825,000	17,825,000

RB (Sutter Health) Series 2011B (LIQ: Citibank, NA)	a	0.14%		01/07/13	1,680,000	1,680,000

RB (Sutter Health) Series 2011D (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	6,665,000	6,665,000

California HFA
Home Mortgage RB Series 2002J (LOC: Fannie Mae; Freddie Mac)		0.13%		01/07/13	24,690,000	24,690,000

Home Mortgage RB Series 2004E (LOC: Fannie Mae; Freddie Mac)		0.11%		01/07/13	1,460,000	1,460,000

Home Mortgage RB Series 2005B (LOC: Fannie Mae; Freddie Mac)		0.11%		01/07/13	12,925,000	12,925,000

Home Mortgage RB Series 2006C (LOC: Fannie Mae; Freddie Mac)		0.15%		01/07/13	41,200,000	41,200,000

Home Mortgage RB Series 2006F (LOC: Fannie Mae; Freddie Mac)		0.10%		01/07/13	14,200,000	14,200,000

Home Mortgage RB Series 2007H (LOC: Fannie Mae; Freddie Mac)		0.10%		01/07/13	73,685,000	73,685,000

Home Mortgage RB Series 2007K (LOC: Fannie Mae; Freddie Mac)		0.10%		01/07/13	41,545,000	41,545,000

Home Mortgage RB Series 2008C (LOC: Fannie Mae; Freddie Mac)		0.10%		01/07/13	24,500,000	24,500,000

Home Mortgage RB Series 2008D (LOC: Fannie Mae; Freddie Mac)		0.10%		01/07/13	29,005,000	29,005,000

Home Mortgage RB Series 2008F (LOC: Fannie Mae; Freddie Mac)		0.10%		01/07/13	13,545,000	13,545,000

Housing Program Bonds Series 2004A (LOC: Fannie Mae; Freddie Mac)		0.13%		01/07/13	26,000,000	26,000,000

California Infrastructure & Economic Development Bank
IDRB (Alegacy Foodservice Products Group & Eagleware Manufacturing) Series 2005 (LOC: Comerica Bank)		0.16%		01/07/13	4,970,000	4,970,000

IDRB (American-De Rosa Lamp Arts) Series 1999 (LOC: Comerica Bank)		0.16%		01/07/13	4,950,000	4,950,000

RB (St. Margaret’s Episcopal School) Series 2008 (LOC: Federal Home Loan Bank)		0.31%		01/30/13	11,955,000	11,955,000

RB (Westmark School) Series 2006 (LOC: US Bank, NA)		0.12%		01/07/13	6,410,000	6,410,000

Refunding RB (PG&E) Series 2009A (LOC: Mizuho Corporate Bank Ltd)		0.11%		01/02/13	6,650,000	6,650,000

Refunding RB (PG&E) Series 2009B (LOC: Mizuho Corporate Bank Ltd)		0.11%		01/02/13	14,495,000	14,495,000

California Municipal Finance Auth
Exempt Facilities Refunding RB (ExxonMobil) Series 2007		0.08%		01/02/13	19,255,000	19,255,000

RB (Westmont College) Series 2010A (LOC: Comerica Bank)		0.17%		01/07/13	12,750,000	12,750,000

California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996C (LOC: JPMorgan Chase Bank, NA)		0.10%		01/02/13	10,300,000	10,300,000

Pollution Control Refunding RB (PG&E) Series 1996E (LOC: JPMorgan Chase Bank, NA)		0.11%		01/02/13	3,000,000	3,000,000

Pollution Control Refunding RB (PG&E) Series 1996F (LOC: JPMorgan Chase Bank, NA)		0.11%		01/02/13	3,300,000	3,300,000

Pollution Control Refunding RB (PG&E) Series 1997B (LOC: JPMorgan Chase Bank, NA)		0.14%		01/02/13	14,000,000	14,000,000

Solid Waste Disposal RB (Ag Resources III) Series 2004 (LOC: CoBank, ACB)		0.20%		01/07/13	5,570,000	5,570,000

See financial notes 17

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Alameda Cnty Industries) Series 2000A (LOC: Bank of the West)		0.38%		01/07/13	3,330,000	3,330,000

Solid Waste Disposal RB (Alameda Cnty Industries) Series 2012 (LOC: Bank of the West)		0.38%		01/07/13	2,570,000	2,570,000

Solid Waste Disposal RB (Athens Disposal) Series 1995A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	3,500,000	3,500,000

Solid Waste Disposal RB (Athens Disposal) Series 1999A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	3,685,000	3,685,000

Solid Waste Disposal RB (Athens Services) Series 2001A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	2,895,000	2,895,000

Solid Waste Disposal RB (Atlas Disposal) Series 1999A (LOC: US Bank, NA)		0.18%		01/07/13	4,369,000	4,369,000

Solid Waste Disposal RB (AVI-PGS) Series 2008A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	3,735,000	3,735,000

Solid Waste Disposal RB (Bay Counties Waste Services) Series 2011A (LOC: Comerica Bank)		0.20%		01/07/13	6,560,000	6,560,000

Solid Waste Disposal RB (Best Way Disposal) Series 2012 (LOC: Bank of the West)		0.38%		01/07/13	5,200,000	5,200,000

Solid Waste Disposal RB (Burrtec Waste & Recycling Services) Series 2006A (LOC: Bank of America, NA)		0.24%		01/07/13	13,205,000	13,205,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2006A (LOC: US Bank, NA)		0.18%		01/07/13	11,705,000	11,705,000

Solid Waste Disposal RB (Burrtec Waste Group) Series 2008A (LOC: US Bank, NA)		0.18%		01/07/13	8,020,000	8,020,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 2000A (LOC: US Bank, NA)		0.18%		01/07/13	4,705,000	4,705,000

Solid Waste Disposal RB (Burrtec Waste Industries) Series 2002A (LOC: US Bank, NA)		0.18%		01/07/13	5,000,000	5,000,000

Solid Waste Disposal RB (California Waste Recovery Systems) Series 2012 (LOC: Union Bank, NA)		0.19%		01/07/13	2,535,000	2,535,000

Solid Waste Disposal RB (California Waste Solutions) Series 2002A (LOC: California State Teachers Retirement Systems)		0.18%		01/07/13	4,945,000	4,945,000

Solid Waste Disposal RB (California Waste Solutions) Series 2004A (LOC: California State Teachers Retirement Systems)		0.18%		01/07/13	680,000	680,000

Solid Waste Disposal RB (California Waste Solutions) Series 2007A (LOC: California State Teachers Retirement Systems)		0.18%		01/07/13	19,855,000	19,855,000

Solid Waste Disposal RB (Cedar Ave Recycling & Transfer Station) Series 2003A (LOC: California State Teachers Retirement Systems)		0.18%		01/07/13	1,400,000	1,400,000

Solid Waste Disposal RB (CR&R) Series 2006A (LOC: JPMorgan Chase Bank, NA)		0.18%		01/07/13	19,600,000	19,600,000

Solid Waste Disposal RB (CR&R) Series 2007A (LOC: JPMorgan Chase Bank, NA)		0.18%		01/07/13	34,615,000	34,615,000

Solid Waste Disposal RB (Crown Disposal) Series 2010A (LOC: Union Bank, NA)		0.15%		01/07/13	2,825,000	2,825,000

Solid Waste Disposal RB (Desert Properties) Series 2006B (LOC: Union Bank, NA)		0.19%		01/07/13	1,675,000	1,675,000

Solid Waste Disposal RB (EDCO Disposal) Series 2004A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	4,090,000	4,090,000

Solid Waste Disposal RB (EDCO Disposal) Series 2007A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	13,025,000	13,025,000

Solid Waste Disposal RB (Garaventa Enterprises) Series 2006A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	7,170,000	7,170,000

Solid Waste Disposal RB (Garaventa Enterprises) Series 2008A (LOC: Wells Fargo Bank, NA)		0.18%		01/07/13	10,715,000	10,715,000

18 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Garden City Sanitation) Series 2009A (LOC: Union Bank, NA)		0.15%		01/07/13	8,100,000	8,100,000

Solid Waste Disposal RB (Garden City Sanitation) Series 2009B (LOC: Comerica Bank)		0.16%		01/07/13	2,920,000	2,920,000

Solid Waste Disposal RB (George Borba & Son Dairy) Series 2003 (LOC: Wells Fargo Bank, NA)		0.21%		01/07/13	3,800,000	3,800,000

Solid Waste Disposal RB (GreenTeam of San Jose) Series 2001A (LOC: Bank of America, NA)		0.24%		01/07/13	1,815,000	1,815,000

Solid Waste Disposal RB (GreenWaste of Tehama) Series 1999A (LOC: Bank of America, NA)		0.24%		01/07/13	290,000	290,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2006A (LOC: Union Bank, NA)		0.19%		01/07/13	4,115,000	4,115,000

Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A (LOC: Comerica Bank)		0.20%		01/07/13	7,550,000	7,550,000

Solid Waste Disposal RB (Marin Sanitary Service) Series 2006A (LOC: Comerica Bank)		0.20%		01/07/13	2,305,000	2,305,000

Solid Waste Disposal RB (Metropolitan Recycling) Series 2012A (LOC: Comerica Bank)		0.20%		01/07/13	3,030,000	3,030,000

Solid Waste Disposal RB (Mid-Valley Disposal) Series 2006A (LOC: Union Bank, NA)		0.19%		01/07/13	2,575,000	2,575,000

Solid Waste Disposal RB (Mill Valley Refuse Service) Series 2003A (LOC: California State Teachers Retirement Systems)		0.18%		01/07/13	845,000	845,000

Solid Waste Disposal RB (Mission Trail Waste Systems) Series 2010A (LOC: Comerica Bank)		0.16%		01/07/13	2,585,000	2,585,000

Solid Waste Disposal RB (Mottra Corp) Series 2002A (LOC: Union Bank, NA)		0.19%		01/07/13	425,000	425,000

Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A (LOC: Union Bank, NA)		0.19%		01/07/13	2,045,000	2,045,000

Solid Waste Disposal RB (Northern Recycling & Waste Services) Series 2007A (LOC: Union Bank, NA)		0.19%		01/07/13	2,240,000	2,240,000

Solid Waste Disposal RB (Orange Ave Disposal) Series 2002A (LOC: California State Teachers Retirement Systems)		0.18%		01/07/13	4,550,000	4,550,000

Solid Waste Disposal RB (Placer Cnty Eastern Regional Sanitary Landfill) Series 2003A (LOC: California State Teachers Retirement Systems)		0.18%		01/07/13	1,135,000	1,135,000

Solid Waste Disposal RB (Rainbow Disposal) Series 2006A (LOC: Comerica Bank)		0.20%		01/07/13	8,910,000	8,910,000

Solid Waste Disposal RB (Ratto Group of Companies) Series 2001A (LOC: Union Bank, NA)		0.19%		01/07/13	2,910,000	2,910,000

Solid Waste Disposal RB (Ratto Group of Companies) Series 2007A (LOC: Union Bank, NA)		0.19%		01/07/13	27,800,000	27,800,000

Solid Waste Disposal RB (Recycling Industries) Series 2011 (LOC: Comerica Bank)		0.20%		01/07/13	2,350,000	2,350,000

Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A (LOC: Comerica Bank)		0.20%		01/07/13	835,000	835,000

Solid Waste Disposal RB (South Bay Recycling) Series 2010B (LOC: Union Bank, NA)		0.15%		01/07/13	2,740,000	2,740,000

Solid Waste Disposal RB (South Tahoe Refuse) Series 2008A (LOC: Union Bank, NA)		0.19%		01/07/13	4,245,000	4,245,000

Solid Waste Disposal RB (Talco Plastics) Series 1997A (LOC: US Bank, NA)		0.16%		01/07/13	2,200,000	2,200,000

Solid Waste Disposal RB (Upper Valley Disposal Service) Series 2008A (LOC: Union Bank, NA)		0.19%		01/07/13	1,410,000	1,410,000

Solid Waste Disposal RB (Valley Vista Services) Series 2003A (LOC: Comerica Bank)		0.20%		01/07/13	1,100,000	1,100,000

See financial notes 19

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Solid Waste Disposal RB (Valley Vista Services) Series 2007A (LOC: Comerica Bank)		0.20%		01/07/13	2,205,000	2,205,000

Solid Waste Disposal RB (Vanderham Family Trust - J&D Wilson & Sons Dairy) Series 2004 (LOC: CoBank, ACB)		0.19%		01/07/13	2,500,000	2,500,000

Solid Waste Disposal RB (Waste Connections) Series 2007 (LOC: Bank of America, NA)		0.17%		01/07/13	5,400,000	5,400,000

Solid Waste Disposal RB (Zanker Road Landfill) Series 1999C (LOC: Comerica Bank)		0.20%		01/07/13	1,275,000	1,275,000

Solid Waste Disposal RB (Zanker Road Management) Series 2011A (LOC: Comerica Bank)		0.20%		01/07/13	2,500,000	2,500,000

Solid Waste Disposal RB (Zerep Management Corp) Series 2011A (LOC: Comerica Bank)		0.20%		01/07/13	2,810,000	2,810,000

Solid Waste Disposal RB (Zero Waste Energy Development Co) Series 2012 (LOC: Comerica Bank)		0.20%		01/07/13	6,480,000	6,480,000

Solid Waste Disposal Refunding RB (MarBorg Industries) Series 2009A (LOC: Union Bank, NA)		0.15%		01/07/13	3,025,000	3,025,000

Solid Waste RB (Ratto Group of Companies) Series 2012 (LOC: Union Bank, NA)		0.19%		01/07/13	5,500,000	5,500,000

California Public Works Board
Lease RB (Univ of California) Series 2005D (LIQ: Bank of America, NA)	a	0.15%		01/07/13	11,660,000	11,660,000

Lease Refunding RB (Univ of California) Series 2007A (LIQ: Branch Banking & Trust Co)	a	0.11%		01/07/13	8,740,000	8,740,000

Lease Refunding RB (Univ of California) Series 2007C (LIQ: Branch Banking & Trust Co)	a	0.11%		01/07/13	11,065,000	11,065,000

California Statewide Communities Development Auth
IDRB (RL Group) Series 1998C (LOC: US Bank, NA)		0.17%		01/07/13	1,260,000	1,260,000

M/F Housing RB (Avian Glen Apts) Series 204CC (LOC: Citibank, NA)		0.16%		01/07/13	4,890,000	4,890,000

M/F Housing RB (Campus Pointe Apts) Series 2008J (LOC: Federal Home Loan Bank)		0.14%		01/07/13	12,100,000	12,100,000

M/F Housing RB (Charter Court Apts) Series 2008L (LOC: Freddie Mac)		0.17%		01/07/13	10,125,000	10,125,000

M/F Housing RB (Creekside at Meadow Park Apts) Series 2002HH (LOC: Fannie Mae)		0.13%		01/07/13	8,895,000	8,895,000

M/F Housing RB (Crossings West Apts) Series 2009E (LOC: Freddie Mac)		0.15%		01/07/13	15,000,000	15,000,000

M/F Housing RB (Cypress Villa Apts) Series 2000F (LOC: Fannie Mae)		0.16%		01/07/13	4,725,000	4,725,000

M/F Housing RB (Dublin Ranch Sr Apts) Series 2003OO (LOC: Fannie Mae)		0.12%		01/07/13	15,090,000	15,090,000

M/F Housing RB (Dublin Ranch Sr Apts) Series 2006G (LOC: Fannie Mae)		0.14%		01/07/13	5,010,000	5,010,000

M/F Housing RB (Emerald Gardens Apts) Series 2000E (LOC: Fannie Mae)		0.13%		01/07/13	7,320,000	7,320,000

M/F Housing RB (Fairway Family Apts) Series 2003PP (LOC: Fannie Mae)		0.14%		01/07/13	10,000,000	10,000,000

M/F Housing RB (Fairway Family Apts) Series 2006H (LOC: Fannie Mae)		0.13%		01/07/13	7,000,000	7,000,000

M/F Housing RB (Heritage Oaks Apts) Series 2004YY (LOC: Fannie Mae)		0.13%		01/07/13	6,900,000	6,900,000

M/F Housing RB (Las Flores Village Apts) Series 2004JJ (LOC: Freddie Mac)		0.12%		01/07/13	13,500,000	13,500,000

M/F Housing RB (Laurel Park Sr Apts) Series 2002H (LOC: Freddie Mac)		0.14%		01/07/13	5,500,000	5,500,000

20 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
M/F Housing RB (Martin Luther Tower) Series 2005D (LOC: Fannie Mae)		0.13%		01/07/13	7,550,000	7,550,000

M/F Housing RB (Oak Center Towers) Series 2005L (LOC: Fannie Mae)		0.14%		01/07/13	3,620,000	3,620,000

M/F Housing RB (Oakmont of Concord) Series 2002Q (LOC: Fannie Mae)		0.14%		01/07/13	16,650,000	16,650,000

M/F Housing RB (Plaza Club Apts) Series 1997A (LOC: Fannie Mae)		0.17%		01/07/13	14,790,000	14,790,000

M/F Housing RB (Rancho Santa Fe Village Apts) Series 2004EE (LOC: Freddie Mac)		0.12%		01/07/13	12,300,000	12,300,000

M/F Housing RB (Sagewood At Stonebridge Estates) Series 2005CC (LOC: Fannie Mae)		0.14%		01/07/13	9,100,000	9,100,000

M/F Housing Refunding RB (Arbor Ridge Apts) Series 2008B (LOC: Freddie Mac)		0.17%		01/07/13	16,405,000	16,405,000

M/F Housing Refunding RB (Brandon Place Apts) Series 2006D (LOC: Fannie Mae)		0.14%		01/07/13	6,070,000	6,070,000

M/F Housing Refunding RB (Kelvin Court) Series 2012B (LOC: Fannie Mae)		0.14%		01/07/13	12,750,000	12,750,000

M/F Housing Refunding RB (Mariners Pointe Apts) Series 2006A (LOC: Fannie Mae)		0.12%		01/07/13	6,500,000	6,500,000

RB (Kaiser Permanente) Series 2004L		0.10%		01/07/13	9,500,000	9,500,000

RB (Kaiser Permanente) Series 2004M		0.11%		01/07/13	3,700,000	3,700,000

RB (Kaiser Permanente) Series 2006B (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	4,950,000	4,950,000

RB (Plan Nine Partners) Series 2005A (LOC: Union Bank, NA)		0.17%		01/07/13	5,300,000	5,300,000

RB (Sutter Health) Series 2005C (LIQ: Citibank, NA)	a	0.16%		01/07/13	6,300,000	6,300,000

RB (Univ Retirement Community at Davis) Series 2008 (LOC: Bank of America, NA)		0.24%		01/02/13	5,925,000	5,925,000

Refunding RB (Los Angeles Cnty Museum of Art) Series 2008B (LOC: Union Bank, NA)		0.12%		01/07/13	15,785,000	15,785,000

Refunding RB (Trinity Health) Series 2011CA (LIQ: Citibank, NA)	a	0.13%		01/07/13	2,175,000	2,175,000

Cerritos CCD
GO Bonds Series 2012D (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	12,305,000	12,305,000

Chino Basin Regional Financing Auth
RB (Inland Empire Utilities Agency) Series 2008A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	8,040,000	8,040,000

Chula Vista
Refunding IDRB (SDG&E) Series 2004E (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	9,995,000	9,995,000

Coast CCD
GO Bonds Series 2006B (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	14,450,000	14,450,000

GO Bonds Series 2006B (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	13,630,000	13,630,000

GO Bonds Series 2006B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	12,095,000	12,095,000

GO Bonds Series 2006B (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	8,000,000	8,000,000

Contra Costa Cnty
M/F Housing RB (Avalon Walnut Creek at Contra Costa Centre) Series 2006A (LOC: Bank of America, NA)		0.17%		01/07/13	46,900,000	46,900,000

M/F Housing RB (Creekview Apts) Series 2003B (LOC: Freddie Mac)		0.13%		01/07/13	26,200,000	26,200,000

Contra Costa Water District
Water Refunding RB Series N (LIQ: Bank of America, NA)	a	0.15%		01/07/13	8,975,000	8,975,000

Desert CCD
GO Bonds Series 2007C (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	6,035,000	6,035,000

See financial notes 21

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Dublin Housing Auth
M/F Housing RB (Park Sierra At Iron Horse Trail) Series 1998A (LOC: Freddie Mac)		0.16%		01/07/13	28,700,000	28,700,000

Dublin USD
GO Bonds Series 2004E (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	31,660,000	31,660,000

East Bay Municipal Utility District
Wastewater System Refunding RB Series 2011A		0.13%	01/03/13	02/01/13	23,530,000	23,530,000

Water System Refunding RB Series 2009A1		0.13%	01/03/13	12/03/13	10,000,000	10,000,000

Water System Refunding RB Series 2009A2		0.14%	01/03/13	03/01/13	2,865,000	2,865,000

Water System Sub Refunding RB Series 2010A (LIQ: Citibank, NA)	a	0.13%		01/07/13	9,760,000	9,760,000

Eastern Municipal Water District
Refunding Water & Sewer RB Series 2012A		0.15%	01/03/13	07/19/13	15,000,000	15,000,000

Revenue COP Series 2008G (LIQ: Mizuho Corporate Bank Ltd)		0.11%		01/07/13	4,000,000	4,000,000

El Cajon
M/F Housing RB (Park-Mollison & Madison Apts) Series 1998 (LOC: Federal Home Loan Bank)		0.17%		01/07/13	4,300,000	4,300,000

El Camino CCD
GO Bonds Series 2006B (LIQ: Bank of America, NA)	a	0.15%		01/07/13	9,485,000	9,485,000

Elsinore Valley Municipal Water District
COP Series 2007A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	25,760,000	25,760,000

Refunding COP Series 2011A (LOC: Union Bank, NA)		0.14%		01/07/13	9,970,000	9,970,000

Emeryville Redevelopment Agency
M/F Housing RB (Bay St Apts) Series 2002A (LOC: Fannie Mae)		0.17%		01/07/13	57,715,000	57,715,000

Escondido
M/F Housing RB (Via Roble Apts) Series 2003A (LOC: Fannie Mae)		0.14%		01/07/13	6,900,000	6,900,000

Escondido USD
GO Bonds Series 2009B (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	24,020,000	24,020,000

Foothill-DeAnza CCD
GO Bonds Series A (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	9,227,000	9,227,000

GO Bonds Series B (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	14,420,000	14,420,000

GO Bonds Series C (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	23,780,000	23,780,000

GO Bonds Series C (LIQ: Citibank, NA)	a	0.13%		01/07/13	4,500,000	4,500,000

GO Bonds Series C (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	2,500,000	2,500,000

GO Bonds Series C (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	9,850,000	9,850,000

Fremont USD
GO Bonds Series B (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	5,000,000	5,000,000

Fresno
Sewer System RB Series 2008A (LIQ: Citibank, NA)	a	0.15%		01/07/13	10,000,000	10,000,000

Fresno USD
GO Bonds Series 2001G & 2010B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	8,030,000	8,030,000

Grossmont Healthcare District
GO Bonds Series 2011B (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	7,000,000	7,000,000

Grossmont UHSD
GO Bonds Series 2008 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	3,275,000	3,275,000

GO Bonds Series 2009A (LIQ: Citibank, NA)	a	0.17%		01/07/13	7,525,000	7,525,000

GO Bonds Series 2010B (LIQ: Citibank, NA)	a	0.14%		01/07/13	4,000,000	4,000,000

GO Bonds Series 2010B (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	5,000,000	5,000,000

Hayward
M/F Housing RB (Timbers Apts) Series 1998A (LOC: Fannie Mae)		0.17%		01/07/13	9,500,000	9,500,000

Hesperia Public Financing Authority
RB Series 2004 (LOC: Bank of America, NA)		0.22%		01/07/13	3,800,000	3,800,000

22 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Huntington Beach
M/F Housing RB (Five Points Seniors) Series 1991A (LOC: Fannie Mae)		0.17%		01/07/13	9,500,000	9,500,000

Irvine
Limited Obligation Bonds (Assessment District No. 93-14) Series 2000 (LOC: Sumitomo Mitsui Banking Corp)		0.10%		01/07/13	22,000,000	22,000,000

Long Beach CCD
GO Bonds Series 2012B (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	3,000,000	3,000,000

Long Beach USD
GO Bonds Series A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	6,665,000	6,665,000

GO Refunding Bonds Series 2012 (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	7,750,000	7,750,000

Los Angeles
M/F Housing Refunding RB (Asbury Apts) Series 2003A (LOC: Citibank, NA)		0.22%		01/07/13	4,960,000	4,960,000

Wastewater System Refunding RB Series 2005A (LIQ: Citibank, NA)	a	0.14%		01/07/13	4,500,000	4,500,000

Wastewater System Refunding RB Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,710,000	5,710,000

Wastewater System Sub Refunding RB Series 2012B (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	6,665,000	6,665,000

Los Angeles CCD
GO Bonds Series 2006E (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,785,000	4,785,000

GO Bonds Series 2007A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	8,270,000	8,270,000

GO Bonds Series 2007A (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	5,225,000	5,225,000

GO Bonds Series 2008F1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,665,000	6,665,000

GO Refunding Bonds Series 2005A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	9,575,000	9,575,000

Los Angeles Cnty Housing Auth
M/F Housing RB (Canyon Country Villas) Series 1985H (LOC: Freddie Mac)		0.12%		01/07/13	11,000,000	11,000,000

M/F Housing RB (Castaic Sr Apts) Series 2003C (LOC: Fannie Mae)		0.13%		01/07/13	9,300,000	9,300,000

M/F Housing Refunding RB (Diamond Park Apts) Series 2010B (LOC: Freddie Mac)		0.14%		01/07/13	14,200,000	14,200,000

M/F Housing Refunding RB (Sand Canyon Villas) Series 2010C (LOC: Freddie Mac)		0.14%		01/07/13	17,000,000	17,000,000

Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,910,000	7,910,000

First Tier Sr Sales Tax Refunding RB Series 2008A3&A4 (GTY/LIQ: Royal Bank of Canada)	a	0.17%	01/07/13	04/01/13	17,900,000	17,900,000

Second Sr Sales Tax RB Series 2004A (LIQ: Citibank, NA)	a	0.10%		01/02/13	20,835,000	20,835,000

Los Angeles Community Redevelopment Agency
M/F Housing RB (Security Building) Series 2001A (LOC: Fannie Mae)		0.17%		01/07/13	3,955,000	3,955,000

Los Angeles Dept of Airports
Airport Sr RB Series 2008A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	5,525,000	5,525,000

Airport Sr RB Series 2008A (LIQ: Deutsche Bank AG)	a	0.29%		01/07/13	12,340,000	12,340,000

Airport Sr RB Series 2008A (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	19,295,000	19,295,000

Airport Sr RB Series 2008A (LIQ: Morgan Stanley Bank NA)	a	0.24%		01/07/13	13,475,000	13,475,000

Airport Sr RB Series 2010A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	14,685,000	14,685,000

Airport Sr RB Series 2010A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,925,000	7,925,000

Airport Sr RB Series 2010A (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	17,440,000	17,440,000

Airport Sr RB Series 2010A&D (LIQ: Barclays Bank Plc)	a	0.15%		01/07/13	32,625,000	32,625,000

See financial notes 23

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Airport Sr RB Series 2010D (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,665,000	4,665,000

Los Angeles Dept of Water & Power
Power System RB Series 2001B2 (LIQ: Royal Bank of Canada)		0.10%		01/07/13	6,800,000	6,800,000

Power System RB Series 2001B6 (LIQ: Royal Bank of Canada)		0.11%		01/02/13	10,200,000	10,200,000

Power System RB Series 2002A4 (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	13,100,000	13,100,000

Power System RB Series 2002A5 (LIQ: Barclays Bank Plc)		0.10%		01/07/13	20,000,000	20,000,000

Power System RB Series 2005A1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,875,000	7,875,000

Power System RB Series 2005A2&2007A2 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	2,630,000	2,630,000

Power System RB Series 2007A1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	10,255,000	10,255,000

Power System RB Series 2007A2 (LIQ: Bank of America, NA)	a	0.19%		01/07/13	3,690,000	3,690,000

Power System RB Series 2007A2 (LIQ: Citibank, NA)	a	0.16%		01/07/13	8,085,000	8,085,000

Power System RB Series 2012B (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	5,000,000	5,000,000

Water System RB Series 2006A (LIQ: Citibank, NA)	a	0.14%		01/07/13	34,360,000	34,360,000

Water System RB Series 2006A2 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	5,450,000	5,450,000

Water System RB Series 2006A2 (LIQ: Citibank, NA)	a	0.10%		01/02/13	14,910,000	14,910,000

Water System RB Series 2011B1 (LIQ: Royal Bank of Canada)		0.10%		01/07/13	3,500,000	3,500,000

Water System RB Series 2012A (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	17,000,000	17,000,000

Los Angeles Harbor Dept
RB Series 2006D (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	7,390,000	7,390,000

Refunding RB Series 2006B (LIQ: Citibank, NA)	a	0.18%		01/07/13	16,120,000	16,120,000

Los Angeles IDA
IDRB (KH Enterprises) Series 2008 (LOC: Comerica Bank)		0.25%		01/07/13	1,630,000	1,630,000

RB (AAA Packing & Shipping) Series 2000 (LOC: California State Teachers Retirement Systems)		0.16%		01/07/13	3,000,000	3,000,000

RB (Green Farms) Series 2003 (LOC: Federal Home Loan Bank)		0.17%		01/07/13	2,150,000	2,150,000

Los Angeles USD
GO Bonds Series 2005E (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	13,435,000	13,435,000

GO Bonds Series 2007B & Refunding Series 2007B (LIQ: State Street Bank & Trust Company, NA)	a	0.14%		01/07/13	7,290,000	7,290,000

GO Bonds Series 2007C (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	8,250,000	8,250,000

GO Bonds Series 2009F (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	6,565,000	6,565,000

GO Bonds Series 2009I (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,890,000	6,890,000

GO Refunding Bonds Series 2007A1 (LIQ: Wells Fargo & Co)	a	0.15%		01/07/13	24,775,000	24,775,000

Monterey Peninsula Water Management District
COP (Wastewater Reclamation) Series 1992 (LOC: Wells Fargo Bank, NA)		0.15%		01/07/13	4,500,000	4,500,000

Napa
Water System RB Series 2007 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	10,585,000	10,585,000

Newport Beach
Refunding RB (Hoag Memorial Hospital Presbyterian) Series 2008E (LOC: Northern Trust Co)		0.13%		01/07/13	12,310,000	12,310,000

Newport-Mesa USD
GO Bonds Series 2007 (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	2,645,000	2,645,000

GO Bonds Series 2011 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,915,000	5,915,000

Oakland
GO Bonds Series 2009B (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	8,075,000	8,075,000

24 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Oceanside
M/F Mortgage RB (Riverview Springs Apts) Series 1990A (LOC: Fannie Mae)		0.17%		01/07/13	11,670,000	11,670,000

Ohlone CCD
GO Bonds Series 2002B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	12,255,000	12,255,000

GO Bonds Series 2010A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,260,000	4,260,000

Orange Cnty
Airport RB Series 2009B (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	6,520,000	6,520,000

Refunding RB (Riverbend Apts) 1999B (LOC: Freddie Mac)		0.14%		01/07/13	6,500,000	6,500,000

Orange Cnty Housing Auth
RB (Lantern Pines Apts) Series 1985CC (LOC: Fannie Mae)		0.14%		01/07/13	1,400,000	1,400,000

Refunding RB (Villa La Paz) Series 1998F (LOC: Fannie Mae)		0.11%		01/07/13	9,900,000	9,900,000

Orange Cnty Sanitation District
COP Series 2003 (ESCROW/LIQ: Deutsche Bank AG)	a	0.15%	01/03/13	01/07/13	4,775,000	4,775,000

Wastewater Refunding Revenue Obligations Series 2012A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	2,600,000	2,600,000

Wastewater Refunding Revenue Obligations Series 2012A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	10,000,000	10,000,000

Oxnard Financing Auth
Lease RB Series 2003B (LOC: Union Bank, NA)		0.14%		01/07/13	5,750,000	5,750,000

Lease RB Series 2006 (LOC: Union Bank, NA)		0.14%		01/07/13	21,445,000	21,445,000

Wastewater RB Series 2004B (LOC: Union Bank, NA)		0.14%		01/07/13	20,565,000	20,565,000

Palomar CCD
GO Bonds Series 2006B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	16,695,000	16,695,000

Palomar Pomerado Health
GO Bonds Series 2009A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	5,200,000	5,200,000

Peralta CCD
GO Bonds Series 2009C (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	5,250,000	5,250,000

Petaluma
M/F Housing RB (Oakmont) Series 1996A (LOC: US Bank, NA)		0.18%		01/07/13	2,750,000	2,750,000

Pinole Redevelopment Agency
M/F Housing RB (East Bluff Apts) Series 1998A (LOC: Comerica Bank)		0.32%		01/07/13	4,959,000	4,959,000

Pittsburg Public Financing Auth
Water Refunding RB Series 2008 (LOC: Bank of the West)		0.22%		01/07/13	4,485,000	4,485,000

Pittsburg Redevelopment Agency
Sub Tax Allocation Bonds (Los Medanos) Series 2004A (LOC: State Street Bank & Trust Company, NA; California State Teachers Retirement Systems)		0.11%		01/02/13	3,000,000	3,000,000

Placentia-Yorba Linda USD
GO Bonds Series 2008B (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	25,000,000	25,000,000

Pleasanton
M/F Housing RB (Busch Sr Housing) Series 2003A (LOC: Fannie Mae)		0.13%		01/07/13	13,360,000	13,360,000

Pomona Public Financing Auth
Water Facilities RB Series 2007AY (GTY/LIQ: US Bank, NA)	a	0.16%		01/07/13	8,915,000	8,915,000

Poway USD
GO Bonds Series 2008B (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	10,000,000	10,000,000

Redondo Beach Redevelopment Agency
M/F Housing Refunding RB (Heritage Pointe Apts) Series 2004A (LOC: Fannie Mae)		0.17%		01/07/13	10,890,000	10,890,000

Riverside CCD
GO Bonds Series 2007C (LIQ: Bank of America, NA)	a	0.22%		01/07/13	5,940,000	5,940,000

See financial notes 25

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Riverside Cnty Housing Auth
M/F Housing RB (Victoria Springs Apts) Series 1989C (LOC: Fannie Mae)		0.17%		01/07/13	9,000,000	9,000,000

Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2009B (LIQ: JPMorgan Chase Bank, NA)		0.13%		01/07/13	31,720,000	31,720,000

Limited Sales Tax RB Series 2009C (LIQ: JPMorgan Chase Bank, NA)		0.14%		01/07/13	13,570,000	13,570,000

Sales Tax RB (Limited Tax) Series 2009A (LIQ: JPMorgan Chase Bank, NA)		0.12%		01/07/13	19,920,000	19,920,000

Roseville Jt UHSD
GO Bonds Series C (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	7,730,000	7,730,000

Sacramento Cnty
M/F Housing RB (Ashford Heights Apts) Series 2006H (LOC: Fannie Mae)		0.13%		01/07/13	7,255,000	7,255,000

Sacramento Cnty Housing Auth
M/F Housing RB (Carlton Plaza Sr Apts) Series 2003E (LOC: Fannie Mae)		0.17%		01/07/13	14,000,000	14,000,000

M/F Housing RB (Hastings Park Apts) Series 2004G (LOC: Fannie Mae)		0.14%		01/07/13	16,500,000	16,500,000

M/F Housing RB (Logan Park Apts) Series 2007E (LOC: Freddie Mac)		0.17%		01/07/13	24,000,000	24,000,000

M/F Housing Refunding RB (Chesapeake Commons Apts) Series 2001C (LOC: Fannie Mae)		0.18%		01/07/13	18,000,000	18,000,000

Sacramento Cnty Sanitation District Financing Auth
RB Series 2006 (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	4,750,000	4,750,000

Sub Lien RB Series 2000C (LOC: Bank of America, NA)		0.12%		01/07/13	1,845,000	1,845,000

Sacramento Housing Auth
M/F Housing RB (Atrium Court Apts) Series 2002G (LOC: Fannie Mae)		0.14%		01/07/13	17,200,000	17,200,000

M/F Housing RB (Greenfair Apts) Series 2000G (LOC: Citibank, NA)		0.19%		01/07/13	10,100,000	10,100,000

M/F Housing RB (Hurley Creek Sr Apts) Series 2006E (LOC: Freddie Mac)		0.13%		01/07/13	10,265,000	10,265,000

M/F Housing RB (St. Anton Building Apts) Series 2003I (LOC: Fannie Mae)		0.13%		01/07/13	8,000,000	8,000,000

M/F Housing RB (Valencia Point Apts) Series 2006I (LOC: Fannie Mae)		0.13%		01/07/13	5,150,000	5,150,000

Sacramento Suburban Water District
Refunding Revenue COP Series 2009A (LOC: Sumitomo Mitsui Banking Corp)		0.12%		01/07/13	5,000,000	5,000,000

Sacramento Transportation Auth
Limited Sales Tax RB Series 2009A (LIQ: Wells Fargo Bank, NA)		0.08%		01/07/13	4,300,000	4,300,000

San Bernardino CCD
GO Bonds Series B (LIQ: Wells Fargo & Co)	a	0.26%		01/07/13	17,030,000	17,030,000

GO Bonds Series C (LIQ: Citibank, NA)	a	0.38%		01/07/13	7,500,000	7,500,000

GO Bonds Series C (LIQ: JPMorgan Chase Bank, NA)	a	0.19%		01/07/13	13,660,000	13,660,000

San Diego CCD
GO Bonds Series 2005 (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	3,100,000	3,100,000

GO Bonds Series 2007 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,000,000	4,000,000

GO Bonds Series 2011 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	2,500,000	2,500,000

GO Bonds Series 2011 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	6,100,000	6,100,000

San Diego Cnty
COP (San Diego Jewish Academy) Series 2003 (LOC: Comerica Bank)		0.13%		01/07/13	8,100,000	8,100,000

26 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Diego Cnty Regional Transportation Commission
Limited Sales Tax RB Series 2008B (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	48,005,000	48,005,000

Limited Sales Tax RB Series 2008D (LIQ: State Street Bank & Trust Company, NA; California State Teachers Retirement Systems)		0.11%		01/07/13	36,920,000	36,920,000

Limited Sales Tax RB Series 2012A (LIQ: Citibank, NA)	a	0.14%		01/07/13	8,000,000	8,000,000

Limited Sales Tax RB Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	6,470,000	6,470,000

San Diego Cnty Water Auth
Water Revenue COP Series 2004A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	8,710,000	8,710,000

Water Revenue COP Series 2008A (LIQ: Citibank, NA)	a	0.13%		01/07/13	33,580,000	33,580,000

Water Revenue COP Series 2008A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,300,000	5,300,000

San Diego Housing Auth
M/F Mortgage Refunding RB (Creekside Villa Apts) Series 1999B (LOC: Fannie Mae)		0.17%		01/07/13	6,000,000	6,000,000

San Diego USD
GO Refunding Bonds Series G1&C2 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	6,000,000	6,000,000

San Francisco
GO Refunding Bonds (Laguna Honda Hospital) Series 2008R3 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	6,780,000	6,780,000

San Francisco Redevelopment Agency
M/F Housing Refunding RB (Fillmore Center) Series 1992A1 (LOC: Freddie Mac)		0.14%		01/07/13	28,300,000	28,300,000

M/F Housing Refunding RB (Fillmore Center) Series 1992A2 (LOC: Freddie Mac)		0.15%		01/07/13	3,750,000	3,750,000

San Francisco Airport Commission
Second Series Refunding RB Series 2010A1 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	3,375,000	3,375,000

Second Series Refunding RB Series 2010A3 (LOC: JPMorgan Chase Bank, NA)		0.12%		01/07/13	30,000,000	30,000,000

Second Series Refunding RB Series 37C (LOC: Union Bank, NA)		0.13%		01/07/13	25,000,000	25,000,000

San Francisco Bay Area Rapid Transit District
Sales Tax Refunding RB Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	13,400,000	13,400,000

Sales Tax Refunding RB Series 2006A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,125,000	6,125,000

San Francisco Housing Auth
M/F Housing Refunding RB (Valencia Gardens) Series 2004 (LOC: Citibank, NA)		0.15%		01/07/13	7,500,000	7,500,000

San Francisco Public Utilities Commission
Water System RB Series 2011A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	11,895,000	11,895,000

Water System RB Series 2012A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	15,660,000	15,660,000

San Joaquin Cnty Public Facilities Financing Corp
COP Series 2007 (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	40,815,000	40,815,000

San Jose
M/F Housing RB (Pollard Plaza Apts) Series 2002D (LOC: Freddie Mac)		0.16%		01/07/13	6,895,000	6,895,000

M/F Housing RB (Villa Monterey Apts) Series 2002F (LOC: Fannie Mae)		0.14%		01/07/13	2,000,000	2,000,000

San Jose Financing Auth
Lease RB (Civic Center) Series 2002B (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.14%		01/07/13	24,010,000	24,010,000

San Marcos Redevelopment Agency
M/F Housing RB (Grandon Village) Series 2002A (LOC: Freddie Mac)		0.12%		01/07/13	13,390,000	13,390,000

See financial notes 27

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
San Mateo Cnty CCD
GO Bonds Series 2005B&2006A (LIQ: Wells Fargo & Co)	a	0.12%		01/07/13	16,245,000	16,245,000

GO Bonds Series 2006B (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	1,600,000	1,600,000

San Mateo Cnty Transit District
Limited Tax Refunding Bonds Series 2005A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	10,280,000	10,280,000

San Mateo UHSD
GO Bonds Series 2011A (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	5,000,000	5,000,000

Santa Clara Cnty
GO Bonds Series 2009A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	25,260,000	25,260,000

Santa Clara Cnty Housing Auth
M/F Housing RB (Monte Vista Terrace Apts) Series 2005C (LOC: Union Bank, NA)		0.22%		01/07/13	9,190,000	9,190,000

M/F Housing Refunding RB (Williows Apts) Series 2005A (LOC: Union Bank, NA)		0.18%		01/07/13	4,131,000	4,131,000

Santa Clara Valley Transportation Auth
Refunding RB (2000 Measure A Sales Tax) Series 2008A (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	16,150,000	16,150,000

Sales Tax Refunding RB Series 2007A (LIQ: Citibank, NA)	a	0.13%		01/07/13	2,500,000	2,500,000

Sausalito
M/F Housing RB (Rotary Village Sr Housing) Series 2003 (LOC: Bank of the West)		0.48%		01/07/13	2,095,000	2,095,000

Sequoia UHSD
GO Bonds Series 2005B (LIQ: JPMorgan Chase Bank, NA)	a	0.16%		01/07/13	7,360,000	7,360,000

Southern California Metropolitan Water District
Water RB Series 2000B4 (LIQ: Wells Fargo Bank, NA)		0.12%		01/07/13	700,000	700,000

Water RB Series 2005C (LIQ: Citibank, NA)	a	0.14%		01/07/13	24,750,000	24,750,000

Water RB Series 2006A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	9,300,000	9,300,000

Water RB Series 2006A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,590,000	5,590,000

Water RB Series 2008A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	5,000,000	5,000,000

Water Refunding RB Series 2009A1		0.13%	01/03/13	08/30/13	45,000,000	45,000,000

Water Refunding RB Series 2009A2		0.13%	01/03/13	06/10/13	54,160,000	54,160,000

Water Refunding RB Series 2011A1		0.13%	01/03/13	03/08/13	19,000,000	19,000,000

Water Refunding RB Series 2011A3		0.13%	01/03/13	03/08/13	25,000,000	25,000,000

Water Refunding RB Series 2011A4		0.28%	01/03/13	06/01/13	7,410,000	7,411,829

Southern California Public Power Auth
Refunding RB (Magnolia Power) Series 2009-1 (LOC: US Bank, NA)		0.12%		01/07/13	15,150,000	15,150,000

Refunding RB (Palo Verde) Series 2008B (LOC: Barclays Bank Plc)		0.13%		01/07/13	4,600,000	4,600,000

Univ of California
General RB Series 2005C (LIQ: Bank of America, NA)	a	0.22%		01/07/13	7,500,000	7,500,000

General RB Series 2005G (LIQ: Citibank, NA)	a	0.14%		01/07/13	10,320,000	10,320,000

General RB Series 2007J (LIQ: Citibank, NA)	a	0.10%		01/02/13	7,635,000	7,635,000

General RB Series 2007J (LIQ: Citibank, NA)	a	0.13%		01/07/13	9,550,000	9,550,000

General RB Series 2008L (LIQ: Bank of America, NA)	a	0.15%		01/07/13	5,660,000	5,660,000

General RB Series 2008L (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,800,000	4,800,000

General RB Series 2009O (LIQ: Citibank, NA)	a	0.13%		01/07/13	3,500,000	3,500,000

General RB Series 2009Q (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	6,665,000	6,665,000

Limited Project RB Series 2005B (LIQ: Citibank, NA)	a	0.16%		01/07/13	17,500,000	17,500,000

Limited Project RB Series 2005B (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	12,460,000	12,460,000

Limited Project RB Series 2007D (LIQ: Citibank, NA)	a	0.10%		01/02/13	11,495,000	11,495,000

Limited RB Series 2012G (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	8,250,000	8,250,000

28 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Medical Center Pooled RB Series 2007C2 (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	13,615,000	13,615,000

RB Series 2012G (LIQ: Barclays Bank Plc)	a	0.14%		01/07/13	8,760,000	8,760,000

Victor Valley CCD
GO Bonds Series 2009C (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	780,000	780,000

Westminster Redevelopment Agency
M/F Housing RB (Brookhurst Royale Sr Assisted Living) Series 2000A (LOC: Union Bank, NA)		0.55%		01/07/13	6,145,000	6,145,000

Whittier UHSD
GO Bonds Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.15%		01/07/13	11,535,000	11,535,000

Yosemite CCD
GO Bonds Series 2008C (LIQ: Bank of America, NA)	a	0.19%		01/07/13	8,000,000	8,000,000

						4,394,694,412

Puerto Rico 0.9%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A & Sr Series 2009C (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	16,750,000	16,750,000

Sales Tax RB Series 2007A (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	35,623,313	35,623,313

Sales Tax RB Series 2007A (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	510,000	510,000

Sales Tax RB Sr Series 2009C (LIQ: Citibank, NA)	a	0.16%		01/07/13	3,300,000	3,300,000

Sales Tax RB Sr Series 2011C (LIQ: Royal Bank of Canada)	a	0.14%		01/07/13	7,000,000	7,000,000

						63,183,313

Other Investments 4.0%
Nuveen California AMT-Free Municipal Income Fund
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Deutsche Bank Trust Company Americas)	a	0.22%		01/07/13	17,700,000	17,700,000

Variable Rate Demand Preferred Shares Series 4 (GTY/LIQ: Citibank, NA)	a	0.23%		01/07/13	20,000,000	20,000,000

Variable Rate Demand Preferred Shares Series 5 (GTY/LIQ: Morgan Stanley Bank NA)	a	0.31%		01/07/13	50,300,000	50,300,000

Nuveen California Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Morgan Stanley Bank NA)	a	0.31%		01/07/13	55,000,000	55,000,000

Nuveen California Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Royal Bank of Canada)	a	0.23%		01/07/13	29,600,000	29,600,000

Nuveen California Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Deutsche Bank AG)	a	0.24%		01/07/13	29,800,000	29,800,000

Nuveen California Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.23%		01/07/13	15,000,000	15,000,000

Nuveen California Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.23%		01/07/13	31,000,000	31,000,000

Nuveen California Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1 (GTY/LIQ: Citibank, NA)	a	0.23%		01/07/13	35,900,000	35,900,000

						284,300,000

Total Variable-Rate Securities
(Cost $4,742,177,725)						4,742,177,725

End of Investments.

See financial notes 29

 Schwab California Municipal Money Fund

Portfolio Holdings continued

At 12/31/12, the tax basis cost of the fund’s investments was $6,993,337,015.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,602,141,896 or 37.2% of net assets.
b	Illiquid security. At the period end, the value of these amounted to $5,100,000 or 0.1% of net assets.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30 See financial notes

 Schwab California Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$6,993,337,015
Cash		26,898,930
Receivables:
Interest		7,157,089
Fund shares sold		143,938
Prepaid expenses	+	66,619

Total assets		7,027,603,591

Liabilities

Payables:
Investments bought		33,390,388
Investment adviser and administrator fees		89,645
Fund shares redeemed		3,666,241
Distributions to shareholders		9,583
Accrued expenses	+	100,804

Total liabilities		37,256,661

Net Assets

Total assets		7,027,603,591
Total liabilities	−	37,256,661

Net assets		$6,990,346,930

Net Assets by Source
Capital received from investors		6,990,346,930

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$6,137,300,123		6,136,801,133		$1.00
Value Advantage Shares	$853,046,807		852,958,916		$1.00

See financial notes 31

 Schwab California Municipal Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$13,436,632

Expenses

Investment adviser and administrator fees		21,367,108
Shareholder service fees:
Sweep Shares		19,657,662
Value Advantage Shares		2,127,392
Portfolio accounting fees		256,169
Custodian fees		136,141
Shareholder reports		107,679
Registration fees		82,332
Professional fees		74,392
Trustees’ fees		48,700
Transfer agent fees		27,875
Interest expense		1,244
Other expenses	+	141,807

Total expenses		44,028,501
Expense reduction by CSIM and its affiliates	−	31,250,233
Custody credits	−	1,724

Net expenses	−	12,776,544

Net investment income		660,088

Realized Gains (Losses)

Net realized gains on investments		1,387,924

Increase in net assets resulting from operations		$2,048,012

32 See financial notes

 Schwab California Municipal Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$660,088	$668,755
Net realized gains	+	1,387,924	353,155

Increase in net assets from operations		2,048,012	1,021,910

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(563,134)	(547,177)
Value Advantage Shares	+	(96,954)	(121,578)

Total distributions from net investment income		(660,088)	(668,755)

Distributions from net realized gains
Sweep Shares		(674,966)	(169,221)
Value Advantage Shares	+	(94,202)	(32,116)

Total distributions from net realized gains		(769,168)	(201,337)

Total distributions		(1,429,256)	(870,092)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		15,318,851,706	17,009,074,563
Value Advantage Shares	+	131,884,987	187,417,679

Total shares sold		15,450,736,693	17,196,492,242

Shares Reinvested
Sweep Shares		1,222,360	697,516
Value Advantage Shares	+	167,916	142,792

Total shares reinvested		1,390,276	840,308

Shares Redeemed
Sweep Shares		(14,824,221,615)	(16,876,090,800)
Value Advantage Shares	+	(350,293,185)	(515,656,950)

Total shares redeemed		(15,174,514,800)	(17,391,747,750)

Net transactions in fund shares		277,612,169	(194,415,200)

Net Assets

Beginning of period		6,712,116,005	6,906,379,387
Total increase or decrease	+	278,230,925	(194,263,382)

End of period		$6,990,346,930	$6,712,116,005

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 33

Schwab California AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.02		0.04		0.02		0.20		1.65

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.20	[2]	0.28	[2]	0.35	[2]	0.46	[2,3]	0.45
Gross operating expenses	0.69		0.65		0.63		0.64		0.62
Net investment income (loss)	0.01		0.01		0.01		0.20		1.60
Net assets, end of period ($ x 1,000,000)	159		179		232		383		562

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.44% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

34 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

39.5%	Fixed-Rate Securities	62,958,390	62,958,390
60.3%	Variable-Rate Securities	96,107,000	96,107,000

99.8%	Total Investments	159,065,390	159,065,390
0.2%	Other Assets and Liabilities, Net		348,362

100.0%	Net Assets		159,413,752

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 39.5% of net assets

California 39.5%
California
Economic Recovery Bonds Series 2004A		4.00%		07/01/13	785,000	799,300

RAN 2012-2013 Series A2		2.50%		06/20/13	1,700,000	1,716,406

California Infrastructure & Economic Development Bank
Refunding RB (J. Paul Getty Trust) Series 2007A1		2.50%		04/01/13	4,020,000	4,041,231

California School Cash Reserve Program Auth
Sr Bonds 2012-2013 Series B		2.00%		06/03/13	810,000	815,887

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004K		0.25%		01/11/13	2,000,000	2,000,000

RB (Kaiser Permanente) Series 2008B		0.22%		03/14/13	500,000	500,000

RB (Kaiser Permanente) Series 2009A		5.00%		04/01/13	2,770,000	2,801,787

RB (Kaiser Permanente) Series 2009B2		0.26%		02/05/13	2,000,000	2,000,000

RB (Kaiser Permanente) Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		01/17/13	1,995,000	1,995,000

RB (Proposition 1A Receivables) Series 2009		4.00%		06/15/13	185,000	188,046

RB (Proposition 1A Receivables) Series 2009		5.00%		06/15/13	3,180,000	3,246,945

Contra Costa Water District
Extendible CP		0.23%	01/09/13	06/17/13	1,620,000	1,620,000

East Bay Municipal Utility District
Wastewater System Sub Refunding RB Series 2007B		5.00%		06/01/13	400,000	407,698

Water System Extendible CP		0.23%	02/19/13	08/12/13	1,000,000	1,000,000

Water System Extendible CP		0.17%	02/11/13	09/01/13	1,300,000	1,300,000

Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.00%		06/01/13	1,180,000	1,203,043

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.50%		06/01/13	1,940,000	1,981,736

Enhanced Tobacco Settlement Asset-Backed Bonds Series 2003B (ESCROW)		5.63%		06/01/13	365,000	373,087

See financial notes 35

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.25%		06/01/13	290,000	297,059

Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.63%		06/01/13	1,185,000	1,216,329

Tobacco Settlement Asset-Backed Bonds Series 2003A1 (ESCROW)		6.75%		06/01/13	2,865,000	2,941,690

Tobacco Settlement Asset-Backed Bonds Series 2003A2 (ESCROW)		7.90%		06/01/13	1,000,000	1,031,621

Los Angeles
GO Bonds Series 2004A		4.00%		09/01/13	600,000	614,584

Los Angeles Cnty Metropolitan Transportation Auth
Sales Tax Refunding RB Second Sr Bonds Series 2009E		4.00%		07/01/13	500,000	509,235

Sales Tax Refunding RB Second Sr Series 2003A		5.25%		07/01/13	150,000	153,574

Los Angeles Dept of Airports
Sub Revenue CP Notes Series D4 (LOC: Wells Fargo Bank, NA)		0.23%		02/21/13	1,000,000	1,000,000

Los Angeles Dept of Water & Power
Power System RB Series 2003A1		5.00%		07/01/13	500,000	511,339

Power System RB Series 2011A		4.00%		07/01/13	1,350,000	1,374,790

Los Angeles Harbor Dept
CP Notes Series A2,B2&C2 (LIQ: Wells Fargo Bank, NA)		0.22%		03/06/13	2,000,000	2,000,000

Los Angeles Municipal Improvement Corp
Lease Revenue CP Series A2 (LOC: JPMorgan Chase Bank, NA)		0.20%		03/06/13	3,000,000	3,000,000

Los Angeles USD
GO Bonds Series 2003A		5.00%		07/01/13	625,000	639,606

GO Bonds Series 2006F		5.00%		07/01/13	100,000	102,232

Mt. Diablo USD
GO Bonds Series 2010A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.27%		03/21/13	455,000	455,000

Newport Beach
RB (Hoag Memorial Hospital Presbyterian) Series 2009D		5.00%		02/07/13	1,000,000	1,004,747

Orange Cnty Sanitation District
Refunding Revenue Certificate Anticipation Notes Series 2012C		2.00%		10/30/13	1,000,000	1,014,730

San Diego Cnty Water Auth
CP Series 4 (LIQ: Barclays Bank Plc)		0.22%		02/15/13	1,200,000	1,200,000

San Diego Public Facilities Financing Auth
Sr Sewer RB Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		01/17/13	2,000,000	2,000,000

San Francisco
GO Bonds Series 2009A (LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	530,000	530,000

San Joaquin Cnty Transportation Auth
Sales Tax Revenue CP (LOC: JPMorgan Chase Bank, NA)		0.22%		02/08/13	2,000,000	2,000,000

San Mateo Cnty CCD
GO Bonds Series 2005B (LIQ: Wells Fargo & Co)	a	0.30%		07/25/13	215,000	215,000

Santa Clara USD
TRAN 2012		2.00%		06/28/13	500,000	504,280

Southern California Metropolitan Water District
Water Refunding RB Series 2004B		5.00%		07/01/13	460,000	470,670

Turlock Irrigation District
Sub Revenue CP Series A (LOC: Bank of America, NA)		0.20%		02/07/13	2,000,000	2,000,000

Univ of California
General RB Series 2003A		4.00%		05/15/13	475,000	481,275

General RB Series 2003A (ESCROW)		4.00%		05/15/13	35,000	35,463

General RB Series 2007J (LIQ: Wells Fargo & Co)	a	0.26%		04/04/13	3,665,000	3,665,000

William S. Hart UHSD
GO Bonds Series A (GTY/LIQ: Wells Fargo & Co)	a	0.28%		01/24/13	4,000,000	4,000,000

Total Fixed-Rate Securities
(Cost $62,958,390)						62,958,390

36 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Variable-Rate Securities 60.3% of net assets

California 56.9%
Alameda Cnty IDA
RB (Dale Hardware) Series 2010 (LOC: Comerica Bank)		0.15%		01/07/13	2,575,000	2,575,000

Anaheim Public Financing Auth
Electric System Second Lien RB Series 2004 (GTY: Berkshire Hathaway Assurance Corp /LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	2,700,000	2,700,000

Refunding RB (Electric Distribution System) Series 2012A (LIQ: State Street Bank & Trust Company, NA)	a	0.14%		01/07/13	2,000,000	2,000,000

Bay Area Toll Auth
Toll Bridge RB Series 2006F (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,085,000	2,085,000

Toll Bridge RB Series 2009F1 (LIQ: Bank of America, NA)	a	0.19%		01/07/13	1,305,000	1,305,000

California
GO Bonds Series 2003B3 (LOC: California State Teachers Retirement Systems; JPMorgan Chase Bank, NA; California Public Employees’ Retirement System)		0.11%		01/07/13	4,400,000	4,400,000

California Educational Facilities Auth
RB (Univ of Southern California) Series 2009A (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	2,220,000	2,220,000

California Health Facilities Financing Auth
RB (Sutter Health) Series 2011B (LIQ: Citibank, NA)	a	0.14%		01/07/13	2,100,000	2,100,000

California Infrastructure & Economic Development Bank
RB (Asian-American Drug Abuse Program) Series 2008 (LOC: Comerica Bank)		0.21%		01/07/13	3,230,000	3,230,000

RB (Casa Loma College) Series 2009 (LOC: Comerica Bank)		0.18%		01/07/13	1,915,000	1,915,000

California Pollution Control Financing Auth
Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010 (LOC: Union Bank, NA)		0.15%		01/07/13	2,270,000	2,270,000

Chaffey CCD
GO Bonds Series 2005B (LIQ: Bank of America, NA)	a	0.22%		01/07/13	6,600,000	6,600,000

Coast CCD
GO Bonds Series 2006B (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	1,225,000	1,225,000

East Bay Municipal Utility District
Water System Refunding RB Series 2009A1		0.13%	01/07/13	12/03/13	1,000,000	1,000,000

Water System Refunding RB Series 2009A2		0.14%	01/03/13	03/01/13	260,000	260,000

Water System Sub Refunding RB Series 2010A (LIQ: Citibank, NA)	a	0.13%		01/07/13	240,000	240,000

Eastern Municipal Water District
Water & Sewer Revenue COP Series 2008A (LIQ: Wells Fargo Bank, NA)		0.11%		01/07/13	100,000	100,000

Elsinore Valley Municipal Water District
Refunding COP Series 2011A (LOC: Union Bank, NA)		0.14%		01/07/13	1,215,000	1,215,000

Foothill-DeAnza CCD
GO Bonds Series A (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	242,000	242,000

GO Bonds Series B (LIQ: Deutsche Bank AG)	a	0.16%		01/07/13	355,000	355,000

GO Bonds Series C (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	1,200,000	1,200,000

Grossmont Healthcare District
GO Bonds Series 2011B (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	1,200,000	1,200,000

Hesperia Public Financing Authority
RB Series 2004 (LOC: Bank of America, NA)		0.22%		01/07/13	2,055,000	2,055,000

Kings Cnty Housing Auth
M/F Housing Refunding RB (Edgewater Isle Apts) Series 2001A (LOC: Fannie Mae)		0.15%		01/07/13	2,300,000	2,300,000

See financial notes 37

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Los Angeles
Wastewater System Refunding RB Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	500,000	500,000

Los Angeles CCD
GO Bonds Series 2007A (LIQ: Citibank, NA)	a	0.16%		01/07/13	3,000,000	3,000,000

Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB Series 2008A3&A4 (GTY/LIQ: Royal Bank of Canada)	a	0.17%	01/03/13	04/01/13	1,990,000	1,990,000

Los Angeles Dept of Airports
Airport Sr RB Series 2010A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	2,160,000	2,160,000

Los Angeles Dept of Water & Power
Power System RB Series 2007A1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,600,000	4,600,000

Water System RB Series 2006A (LIQ: Citibank, NA)	a	0.14%		01/07/13	750,000	750,000

Los Angeles USD
GO Bonds Series 2009D&2009I (LIQ: Citibank, NA)	a	0.16%		01/07/13	400,000	400,000

Newport-Mesa USD
GO Bonds Series 2007 (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	5,240,000	5,240,000

Orange Cnty Sanitation District
Wastewater Refunding Revenue Obligations Series 2012A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	1,510,000	1,510,000

Pittsburg Public Financing Auth
Water Refunding RB Series 2008 (LOC: Bank of the West)		0.22%		01/07/13	1,000,000	1,000,000

San Diego CCD
GO Bonds Series 2009 (LIQ: Citibank, NA)	a	0.15%		01/07/13	3,125,000	3,125,000

GO Bonds Series 2011 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	3,500,000	3,500,000

San Diego Cnty
COP (San Diego Jewish Academy) Series 2003 (LOC: Comerica Bank)		0.13%		01/07/13	945,000	945,000

San Diego Cnty Regional Transportation Commission
Limited Sales Tax RB Series 2008D (LIQ: State Street Bank & Trust Company, NA; California State Teachers Retirement Systems)		0.11%		01/07/13	2,270,000	2,270,000

San Diego Cnty Water Auth
Water Revenue COP Series 2008A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	1,000,000	1,000,000

San Francisco Redevelopment Agency
M/F Housing Refunding RB (Fillmore Center) Series 1992A1 (LOC: Freddie Mac)		0.14%		01/07/13	1,800,000	1,800,000

San Francisco Airport Commission
Second Series Refunding RB Series 37C (LOC: Union Bank, NA)		0.13%		01/07/13	1,300,000	1,300,000

San Jose-Evergreen CCD
GO Bonds Series A (LIQ: Citibank, NA)	a	0.14%		01/07/13	3,980,000	3,980,000

San Mateo Cnty CCD
GO Bonds Series 2005B&2006A (LIQ: Wells Fargo & Co)	a	0.12%		01/07/13	380,000	380,000

Southern California Metropolitan Water District
Water Refunding RB Series 2009A2		0.13%	01/03/13	06/10/13	1,000,000	1,000,000

Water Refunding RB Series 2011A1		0.13%	01/03/13	03/08/13	1,000,000	1,000,000

Water Refunding RB Series 2011A2		0.28%	01/03/13	06/01/13	600,000	600,000

Southern California Public Power Auth
Refunding RB (Palo Verde) Series 2008B (LOC: Barclays Bank Plc)		0.13%		01/07/13	400,000	400,000

Sunnyvale
Refunding COP Series 2009A (LOC: Union Bank, NA)		0.14%		01/07/13	2,510,000	2,510,000

Univ of California
Limited Project RB Series 2005B (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	1,000,000	1,000,000

						90,752,000

38 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Puerto Rico 3.4%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	3,600,000	3,600,000

Sales Tax RB Sr Series 2009C (LIQ: Citibank, NA)	a	0.16%		01/07/13	1,755,000	1,755,000

						5,355,000

Total Variable-Rate Securities
(Cost $96,107,000)						96,107,000

End of Investments.

At 12/31/2012, the tax basis cost of the fund’s investments was $159,065,390.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $74,822,000 or 46.9% of net assets.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 39

 Schwab California AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$159,065,390
Cash		88,557
Receivables:
Interest		324,222
Fund shares sold		85,000
Prepaid expenses	+	1,950

Total assets		159,565,119

Liabilities

Payables:
Shareholder services fees		485
Fund shares redeemed		119,748
Distributions to shareholders		1,222
Accrued expenses	+	29,912

Total liabilities		151,367

Net Assets

Total assets		159,565,119
Total liabilities	−	151,367

Net assets		$159,413,752

Net Assets by Source
Capital received from investors		159,413,752

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$159,413,752		159,363,227		$1.00

40 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$373,735

Expenses

Investment adviser and administrator fees		612,490
Shareholder service fees		384,993
Portfolio accounting fees		83,478
Professional fees		32,610
Trustees’ fees		29,121
Registration fees		19,411
Transfer agent fees		12,584
Custodian fees		6,940
Shareholder reports		5,554
Interest expense		202
State filing fee reimbursement (Note 5)		(50)
Other expenses	+	12,563

Total expenses		1,199,896
Expense reduction by CSIM and its affiliates[1]	−	843,644
Custody credits	−	59

Net expenses	−	356,193

Net investment income		17,542

Realized Gains (Losses)

Net realized gains on investments		12,982

Increase in net assets resulting from operations		$30,524

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $50. See financial note 5 for additional information.

See financial notes 41

 Schwab California AMT Tax-Free Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$17,542	$19,859
Net realized gains	+	12,982	52,854

Increase in net assets from operations		30,524	72,713

Distributions to Shareholders

Distributions from net investment income		(17,542)	(19,859)
Distributions from net realized gains	+	(11,157)	(48,333)

Total distributions		(28,699)	(68,192)

Transactions in Fund Shares*

Shares sold		40,486,230	30,534,093
Shares reinvested		21,021	66,467
Shares redeemed	+	(59,984,472)	(83,261,253)

Net transactions in fund shares		(19,477,221)	(52,660,693)

Net Assets

Beginning of period		178,889,148	231,545,320
Total decrease	+	(19,475,396)	(52,656,172)

End of period		$159,413,752	$178,889,148

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

42 See financial notes

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab California Municipal Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab California AMT Tax-Free Money Fund currently offers one share of class: Value Advantage Shares.

Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 43

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The levels associated with valuing the funds’ investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

44

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Credit and Liquidity Enhancements:

A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in each fund.

	Schwab	Schwab
	California Municipal	California AMT Tax-Free
	Money Fund	Money Fund

% of investments in securities with credit enhancements or liquidity enhancements	81%	73%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	15% (Wells Fargo Group )	10% (Wells Fargo Group )

 45

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

3. Credit and Liquidity Enhancements (continued):

For additional information, please refer to the funds’ Portfolio Holdings.

4. Risk Factors:

Investment Risk. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity Support Provider Risk. The funds may invest a substantial portion of its assets in securities with guarantees and/or liquidity supports provided by a bank or other financial institution, and the existence and nature of such supports may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for purchasers, such as the funds. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of a fund’s holdings. For example, a rating agency downgrade of a credit or liquidity support provider may adversely affect the value of securities held by a fund. Any decline in the value of the securities held by a fund could cause the fund’s share price or yield to fall. To the extent that a portion of a fund’s underlying investments are guaranteed by the same bank or financial institution, these risks may be increased.

State Risk. The funds invest primarily in securities issued by the State of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of a fund’s portfolio. Further, a fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the State of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies

46

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

4. Risk Factors (continued):

directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.

Investment Concentration Risk. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Taxable Determination Risk. Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income. Also, some types of municipal securities produce income that is subject to the AMT.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

Money Market Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of these and other principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the

 47

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the sweep shares of the Schwab California Municipal Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Sweep shares of the Schwab California Municipal Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares*	0.25%	0.10%
Value Advantage Shares	0.22%	n/a

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

Contractual Expense Limitation

CSIM and its affiliates have made an additional agreement (“expense limitation”) with each fund for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

Sweep Shares*	0.60%
Value Advantage Shares	0.45%

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ average daily assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. CSIM and its affiliates may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab California Municipal Money Fund
Sweep Shares	$14,443,839	$18,771,517	$22,504,909	$55,720,265
Value Advantage Shares	2,093,924	2,293,435	2,439,226	6,826,585
Schwab California AMT Tax-Free Money Fund	273,033	335,564	422,686	1,031,283

48

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

As of December 31, 2012, recoupable expenses expired as follows:

Schwab California Municipal Money Fund
Sweep Shares	$5,246,528
Value Advantage Shares	442,770
Schwab California AMT Tax-Free Money Fund	68,572

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab California Municipal Money Fund	$43,860,000
Schwab California AMT Tax-Free Money Fund	600,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab California AMT Tax-Free Money Fund received a payment of $50, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the fund’s shares in prior periods. This payment is presented in the fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in the fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2012, the funds had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the funds had no capital loss carryforwards.

 49

 Schwab California Municipal Money Fund and California AMT Tax-Free Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the funds had no capital losses deferred and no capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab
	California Municipal	California AMT Tax-Free
	Money Fund	Money Fund

Current period distributions
Tax-exempt income	$660,088	$17,542
Ordinary income	103,137	—
Long-term capital gains	666,031	11,157

Prior period distributions
Tax-exempt income	$668,755	$19,859
Ordinary income	—	—
Long-term capital gains	201,337	48,333

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, the funds made the following reclassifications:

	Schwab	Schwab
	California Municipal	California AMT Tax-Free
	Money Fund	Money Fund

Capital shares	$618,756	$1,825
Net realized capital gains and losses	(618,756)	(1,825)

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the funds did not incur any interest or penalties.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

 51

Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) and under California Revenue and Taxation Code section 17145 for the year ended December 31, 2012.

Percentage

Schwab California Municipal Money Fund	100%
Schwab California AMT Tax-Free Money Fund	100%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2012:

Schwab California Municipal Money Fund	$1,279,359
Schwab California AMT Tax-Free Money Fund	12,982

52

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 53

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

54

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 55

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

escrow The issuer of an escrowed bond deposits funds in a trust which are verified by a third party to be sufficient to pay the bond’s principal and interest at maturity or at a call date. The funds in the trust are invested in high quality investments, typically US Treasury and Agency obligations which mature at or prior to the bond’s maturity or call date.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

Guaranty (GTY) An instrument issued by a financial institution to unconditionally guarantee the repayment of a security’s principal and interest at maturity. The security will typically carry the rating of the institution which provides the guaranty rather than that of the security’s issuer.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

Letter of Credit (LOC) An instrument issued by a financial institution which unconditionally guarantees the repayment of principal and interest at maturity and upon demand. Many securities known as variable-rate demand obligations (VRDOs) carry LOCs to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly.

Liquidity (LIQ) A liquidity facility is issued by a financial institution to improve the ability of the issuer of the security to meet demands for payment. Many securities known as variable-rate demand obligations (VRDOs) carry liquidity facilities to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly. The issuer of the security must maintain strong long-term ratings and credit characteristics while the liquidity facility is in effect. If the issuer fails to meet certain predetermined financial conditions, the financial institution may terminate its obligation without notice.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond

56

and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 57

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Notes

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Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

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[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

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Annual report dated December 31, 2012, enclosed.

Schwab Municipal Money Funds

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Tax-Free Money Fundtm

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Schwab Municipal Money Funds

Annual Report
December 31, 2012

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

For the 12 months ended December 31, 2012, yields remained low on municipal money market securities amid efforts to stimulate the economy.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Municipal Money Funds. These funds are part of CSIM’s core investment solutions for investing in short-term, municipal money market securities, and each fund is designed to offer stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, yields remained low on municipal money market securities amid efforts to stimulate the economy. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. The availability and yields of top-quality municipal money market securities were also briefly impacted during the year, when the credit ratings of some of the institutions that frequently back these securities were downgraded.

During the year, money market fund reform became a heavily debated topic, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about the Schwab Municipal Money Funds, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these products by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

Schwab Municipal Money Funds 1

Fund Management

Kevin Shaughnessy, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2000, Mr. Shaughnessy spent four years as a portfolio manager at Wells Capital Management, where he was responsible for managing the firm’s California municipal money fund assets, as well as short duration private client assets.

Cameron Ullyatt, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2008, Mr. Ullyatt was a vice president and portfolio manager at Oppenheimer Funds, where he was responsible for managing the firm’s municipal money fund assets. From 1999 to 2006, Mr. Ullyatt also worked as a credit analyst in Oppenheimer Funds’ municipal bond and money market departments.

2 Schwab Municipal Money Funds

State Investment Environment

New York

New York State continues to slowly work its way out of the recession although with a slower pace of job creation than that of the nation. Economic growth was further slowed by the impact of Hurricane Sandy in October 2012 which resulted in about $30 billion in damage in the state.

The State of New York’s $90.1 billion state operating funds budget generally remained in balance through its first three fiscal quarters ending December 2012. Tax revenues were slightly under budget, primarily due to weaker than expected economic growth through mid-year as well as the economic disruption caused by Hurricane Sandy, but were offset by higher miscellaneous revenues. The state continues to project ending the current fiscal year on March 31, 2013 with $3.5 billion in reserves in the state operating funds, equal to 4% of spending.

Hurricane Sandy hit the region on Oct 29, 2012 causing widespread damage to infrastructure and substantial economic losses to the greater New York region. The state requested $33 billion in federal aid to offset storm damage, and expects to receive about $30 billion over the course of the next few years. The fiscal 2014 budget includes $21 billion for disaster-related recovery, primarily financed with federal aid.

Governor Andrew Cuomo released his Fiscal 2014 Executive Budget on January 22, 2013 for the upcoming fiscal year beginning April 1, 2013. His State Operating Funds budget proposes $91.47 billion in spending, a 1.5% increase over the current year budget. The budget proposal closes a $1.35 billion gap with $1 billion in spending cuts, primarily from state agency operations and funding for local assistance, as well as $330 million of additional revenues from the extension of expiring taxes.

The State’s actions to balance its budget impact securities issued by the state, but also those issued by counties, cities, towns, villages and school districts, all of whom receive some amount of state funding in support of operations. In addition, local governments, including cities, counties and school districts, continue to grapple with the impact of legislation which caps local property tax growth to 2% per year absent a voter approval of a higher tax rate. Local governments and school districts in the state are faced with significant growth in employee pension and healthcare costs which are expected to drive cuts in headcount and operations for the foreseeable future.

However, there are many state and local agencies, such as the New York Power Authority and the New York City Municipal Water Finance Authority, which do not rely on the state for funding. Securities issued by these agencies are repaid solely with revenues generated by the services these agencies provide to their customers.

While New York State’s economy has moved out of the recession, growth has not been very robust. Unemployment rose to 9% from 8% during the year, primarily due to labor force growth coupled with weak job creation. The state added only 90,000 jobs, a 1.2% increase, which lagged the 1.4% national job creation rate. Most new jobs were created in the professional and business services sectors, followed by education and healthcare, with construction continuing to lose jobs during the year.

New York remains a solid investment-grade credit due to its deep and diverse economy and its high personal wealth levels which give it great financial flexibility. The State’s general obligation debt is rated Aa2 by Moody’s and AA by both Fitch and Standard & Poor’s, both of whom have assigned a positive outlook to the state’s rating.

New Jersey

New Jersey’s financial performance in 2012 has trailed budgetary expectations due to a slower than anticipated recovery from the economic recession. Hurricane Sandy further interrupted the economy. However, New Jersey now appears to be showing early signs of a post-hurricane economic boost.

New Jersey was significantly impacted by Hurricane Sandy which made landfall near Atlantic City on October 29, 2012. Coastal communities along the state’s barrier islands were hit the hardest as tidal surges and high winds caused widespread flooding, property and infrastructure damage and displacement of entire communities. While those communities bore the brunt of the storm, all 21 counties in the state were impacted and declared eligible for federal disaster relief. The hurricane damaged or destroyed nearly 350,000 homes and housing units and left nearly one-third of the state without power in its wake. Among other things, the power outages led to short-term but widespread gasoline shortages, further interrupting the regional economy and slowing clean up efforts. The state estimates damage to public and private property is roughly $37 billion.

Schwab Municipal Money Funds 3

State Investment Environment continued

The hurricane and its aftermath depressed consumer spending and growth of related tax revenues that were already trailing state budget projections prior to the storm. Sales taxes, gas taxes and casino revenues were particularly impacted in the month following Hurricane Sandy. However, December showed early signs of a post-hurricane economic boost as private sector employment jumped nearly 1%, its largest single monthly employment gain in over 20 years. Income taxes, which had already been showing solid growth prior to the storm, rose sharply in conjunction with the rise in jobs, helping to offset continued weakness in other categories. Through December 2012, the first six months of the state’s fiscal year, state revenues were up 1.5% over the prior year at $10.0 billion but still 4%, or $426 million, below budget projections. The $426 million year-to-date gap in revenues compares to budgeted fiscal year end operating reserves of only $648 million. Consequently, while tax revenues are expected to receive a continued boost in the second half of the year from economic activity associated with the rebuilding process, the state’s financial reserves will likely remain slim.

Year-over-year job growth as of December 2012 was up 1.2% while the unemployment rate remained elevated at 9.6%, well above the national average of 7.8%. Jobs in construction, which has been one of the weakest sectors for most of the year, picked up sharply during the month of December as the rebuilding process progressed. Per capita personal income for New Jersey is 126% of the U.S. average and is the third highest among the states.

New Jersey remains a solid investment-grade credit due to its diverse economy and high personal wealth levels, although its financial flexibility is constrained by its slim financial reserves, weakened liquidity and rising pension costs. New Jersey’s general obligation debt is rated Aa3 by Moody’s and AA- by Standard & Poor’s and Fitch. Standard & Poor’s revised its outlook to negative from stable in September 2012 to reflect its concerns regarding the state’s trend of structurally unbalanced budgets and revenue projections for fiscal 2013 that it viewed as overly optimistic. Moody’s and Fitch’s outlook is stable.

Pennsylvania

Pennsylvania’s financial picture continues to exhibit moderate improvement through the first half of fiscal 2013 with revenue collections ahead of budget, but growing pension liabilities are resulting in budgetery pressure and were cited as the major factor in negative rating actions taken by the rating agencies over the past six months.

Following the solid fiscal 2012 results, with a 2012 ending fund balance that was larger than anticipated at $659 million, or 2.4% of spending, the commonwealth’s fiscal 2013 (7/1/12-6/30/13) general fund budget of $27.6 billion assumed a 1.7% increase in state spending with the increase mostly slated for increased pension contributions. Fiscal 2013 general fund revenues were expected to increase by 3.3% from the prior year. Over the first six months of the 2013 fiscal year, tax revenues have been ahead of projections by $171.5 million, or 1.4%, with above estimate returns in personal income tax revenue and corporate tax revenue more than offsetting a shortfall in year to date sales tax receipts. The commonwealth anticipates ending fiscal 2013 with a fund balance of $219 million and also expects to begin replenishing its budget stabilization fund with a $73 million transfer after depleting the fund following the recession.

Pennsylvania’s pension liabilities are being addressed by increased funding levels and pension reform, but the budgetary stress this is causing was the main cause of Moody’s recent downgrade to Aa2 from Aa1. Pennsylvania’s general obligation debt is currently rated Aa2 by Moody’s, AA by Standard and Poor’s, and AA+ by Fitch. Both the Standard & Poor’s and Fitch ratings carry negative outlooks related to the state’s reduced financial flexibility resulting from growing pension costs. The ratings remain in the AA category as result of the commonwealth’s solid economic base with good income levels and a moderate debt load.

Pennsylvania’s unemployment rate continues to compare favorably to the national level and income levels are consistent with the national average. Pennsylvania’s unemployment rate has consistently been at or below the national rate over the past five years and improved to 7.8% as of November 2012 which was consistent with the national average. Job growth over the past year was 2.4% and the commonwealth’s economy exhibits good employment diversification. While manufacturing remains an important part of the economy, it has fallen in overall and percentage terms over the past decade. Pennsylvania’s per capita income has increased annually over the past two years after declining in 2009 and was 102% of the national level for calendar 2011.

Pennsylvania local governments, along with state agencies, private institutions of higher education and non-profit healthcare providers, also issue tax-exempt debt. While the local governments, primarily cities and school districts, receive some level of state assistance, they also have their own revenue streams that comprise the bulk of their revenues.

4 Schwab Municipal Money Funds

State Investment Environment continued

Massachusetts

Massachusetts’s recovery from the recession slowed in the latter part of 2012, however, its quick and effective response to a projected gap in the current budget enabled the state to maintain its strong financial position.

Massachusetts continued to enjoy a slow and steady recovery, albeit at a slower pace recently than in the first half of the year. The latter part of 2012 saw slight increases in its unemployment rate as the labor force grew faster than jobs. The Commonwealth revised its revenue estimates in December and projected a $540 million shortfall for the balance of fiscal 2013 (through June 2013). Massachusetts acted quickly to rebalance the budget and, consistent with its fiscal policy, used non-recurring resources (mostly from its rainy day fund) for only half of this gap. The rest of the $270 million hole was filled mostly with reduced expenditures. Despite these actions, the state still expects to close fiscal 2013 with a strong rainy day fund of about $1.2 billion (about 4% of anticipated spending).

Governor Patrick presented his fiscal 2014 budget on Wednesday, January 23, 2013 which included proposals for new investments in education, transportation, and innovation and job creation. The proposed fiscal 2014 budget totals nearly $36.5 billion including funding for pensions, which is about $1.9 billion more than the current year’s budget. This includes a $553 million increase in spending from fiscal 2013 levels, predominantly for education and as well as nearly $270 million for the Massachusetts Bay Transportation Authority to increase service and stabilize its financial condition. To fund the higher spending, the budget includes an increase of the income tax rate to 6.25% from 5.25%. In addition, although the Governor is proposing a cut to the sales tax rate to 4.5% from 6.25%, the proposal also includes an expansion of the items subject to the sales tax. The budget includes a $400 million transfer from the rainy day fund that would still leave over $1 billion remaining in the fund at the end of fiscal 2014.

While population and job growth rates are slower than the nation, Massachusetts is more productive than the nation as its gross domestic product growth exceeds the nation and income growth rates are also higher than the U.S. The Commonwealth’s economy is deep and diverse, with a well-established base of educational, healthcare, and information technology employment and also includes a variety of finance and real estate-related businesses. Unemployment levels remain well below those of the nation despite Massachusetts’ slower job growth. In November 2012, the state unemployment rate was 6.6% relative to the nation’s 7.8%, an improvement from the prior November when they were 7.0% and 8.6%, respectively.

Massachusetts’ local governments, state agencies, private institutions of higher education and non-profit healthcare providers, also issue tax-exempt debt. While the local governments, primarily cities and school districts, receive some level of state assistance, they also have their own revenue streams that comprise the bulk of their revenues and in many cases, also have dedicated taxes to repay their debt. Many state agencies, private colleges and universities and non-profit healthcare providers rely on their own revenues to repay their debt and do not rely on funding from the state.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Municipal Money Funds 5

Schwab New York AMT Tax-Free Money Fund™

The Schwab New York AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New York state and local income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from New York issuers and muni agencies around the country, as well as from U.S. territories and possessions. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) that ranged between roughly 30 days and 40 days during the first half of the year. In August, the fund’s tactical positioning and credit diversification were improved as one-day and seven-day VRDOs were sold, and the proceeds were used to buy six-month to nine-month TOBs and fixed-rate muni notes with maturities of 9 months to 13 months. For the latter months of the year, the fund’s WAM averaged around 45 days, substantially higher than the average New York muni money market fund.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	74.3%
16-30 Days	1.4%
31-60 Days	5.9%
61-90 Days	2.7%
91-120 Days	1.1%
More than 120 Days	14.6%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	40 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	40%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	36.1%
Variable Rate Demand Obligations	36.3%
Commercial Paper	10.3%
Fixed Rate Notes	17.3%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab New York AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months*

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab New York AMT Tax-Free Money Fund
	Sweep	Value Advantage
	Shares	Shares®

Ticker Symbol	SWNXX	SWYXX
Minimum Initial Investment[1]	**	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[4]	-0.05%	-0.12%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The 7-day average yield for the Sweep Shares and Value Advantage Shares was 0.01% throughout the entire period.
**	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[4]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.48% and 0.28% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable equivalent effective yield assumes a 2012 maximum combined federal regular income, New York state and New York City tax rate of 43.25%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New York AMT Tax-Free Money Fundtm 7

Schwab New Jersey AMT Tax-Free Money Fund™

The Schwab New Jersey AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New Jersey gross income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from New Jersey issuers and muni agencies around the country, as well as from U.S. territories and possessions. The fund may also invest in muni money market securities of issuers located outside of New Jersey. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) that hovered around 40 days during the first seven months of the year. In an effort to enhance diversification and liquidity in the fund, the investment adviser purchased out-of-state muni securities around the middle of the year, with such investments representing approximately 8% to 10% of the fund during the second half of 2012. Throughout the year, the fund’s WAM was generally kept close to that of the average New Jersey muni money market fund, while finishing the year at 47 days.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	75.2%
16-30 Days	1.0%
31-60 Days	3.0%
61-90 Days	2.9%
91-120 Days	1.9%
More than 120 Days	16.0%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	47 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	58%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	24.9%
Variable Rate Demand Obligations	48.5%
Commercial Paper	6.9%
Fixed Rate Notes	19.7%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab New Jersey AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab New Jersey AMT Tax-Free Money Fund
Sweep
Shares

Ticker Symbol	SWJXX
Minimum Initial Investment	*

Seven-Day Yield[1]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.08%

Seven-Day Effective Yield[1]	0.01%

Seven-Day Taxable Equivalent Effective Yield[1,3]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.45% to the seven-day yield.
[3]	Taxable equivalent effective yield assumes a 2012 maximum combined federal regular income and New Jersey state personal income tax rate of 40.83%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New Jersey AMT Tax-Free Money Fundtm 9

Schwab Pennsylvania Municipal Money Fund™

The Schwab Pennsylvania Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Pennsylvania personal income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from Pennsylvania issuers and muni agencies around the country, as well as from U.S. territories and possessions. The fund may also invest in muni money market securities of issuers located outside of Pennsylvania. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) that started the year at approximately 25 days, and then generally shortened during the first quarter. In an effort to enhance the fund’s diversification and liquidity, the investment adviser purchased out-of-state muni securities around the middle of the year, with such investments representing approximately 8% to 10% of the fund during the second half of 2012. This decision also reflected a relative lack of available Pennsylvania muni money market securities with longer maturities, which translated into a relatively short WAM for the fund that largely tracked the average Pennsylvania muni money market fund.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	87.8%
16-30 Days	1.8%
31-60 Days	1.8%
61-90 Days	0.0%
91-120 Days	0.0%
More than 120 Days	8.6%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	25 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	58%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	23.2%
Variable Rate Demand Obligations	64.1%
Commercial Paper	4.7%
Fixed Rate Notes	8.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

10 Schwab Pennsylvania Municipal Money Fundtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Pennsylvania Municipal Money Fund
Sweep
Shares

Ticker Symbol	SWEXX
Minimum Initial Investment	*

Seven-Day Yield[1]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.09%

Seven-Day Effective Yield[1]	0.01%

Seven-Day Taxable Equivalent Effective Yield[1,3]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.48% to the seven-day yield.
[3]	Taxable equivalent effective yield assumes a 2012 maximum combined federal regular income and Pennsylvania state personal income tax rate of 37.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Pennsylvania Municipal Money Fundtm 11

Schwab Massachusetts AMT Tax-Free Money Fund™

The Schwab Massachusetts AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Massachusetts personal income tax. To pursue its goal, the fund invests in municipal (muni) money market securities from Massachusetts issuers and municipal agencies around the country, as well as from U.S. territories and possessions. The fund may also invest in muni money market securities of issuers located outside of Massachusetts. For more information concerning the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses for the 12 months ended December 31, 2012, to help the fund maintain a positive net yield.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Yields on securities typically held in muni money market funds stayed within fairly narrow ranges during much of 2012. This relative stability included yields on one- and seven-day variable rate demand obligations (VRDOs) and tender option bonds (TOBs), as well as on fixed-rate muni instruments maturing in 6 months to 13 months.

Starting in November, however, a steady stream of cash began flowing into the muni market. This inflow was prompted by changes in the applicability of FDIC insurance at many banking institutions and other factors, such as concern over the impact of the “fiscal cliff”—the scheduled expiration of tax cuts and governmental spending programs in 2013. The availability of securities that can be purchased by muni money funds shrank in response, pressuring yields lower during a time of year when money has typically flowed out of the muni market and yields have risen. With yields uncharacteristically falling from November through early December, many non-traditional muni investors stayed away from lower-yielding muni securities, and instead favored higher-yielding short-term repurchase agreements and other taxable money market investments.

This environment, combined with the Federal Reserve’s decision to keep short-term interest rates at 0% to 0.25%, translated into historically low yields for muni money market securities. The Security Industry and Financial Markets Association Municipal Swap Index—a widely used benchmark for muni floating-rate securities—averaged 0.16% for the year, while ranging between 0.06% and 0.26%.

Positioning and Strategies. The investment adviser continued to focus on safety and high credit quality, while maintaining a weighted average maturity (WAM) that ranged between approximately 25 days and 35 days for the first eight months of the year. In an effort to enhance the fund’s diversification and liquidity, the investment adviser purchased out-of-state muni securities around the middle of the year, with such investments representing approximately 4% to 8% of the fund during the second half of 2012. Throughout the 12 months, the fund’s WAM was kept conservatively longer than that of the average Massachusetts muni money market fund, and averaged approximately 45 days during the fourth quarter.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	80.9%
16-30 Days	0.0%
31-60 Days	1.9%
61-90 Days	2.2%
91-120 Days	0.0%
More than 120 Days	15.0%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	43 Days
Credit Quality Of Holdings[3] % of portfolio	100% Tier 1
Credit Enhanced Securities % of Portfolio	32%

 Portfolio Composition by Security Type4

% of investments

Tender Option Bonds	40.3%
Variable Rate Demand Obligations	42.7%
Commercial Paper	1.6%
Fixed Rate Notes	12.5%
Other	2.9%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 5.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

12 Schwab Massachusetts AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Massachusetts AMT Tax-Free Money Fund
Sweep
Shares

Ticker Symbol	SWDXX
Minimum Initial Investment	*

Seven-Day Yield[1]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.10%

Seven-Day Effective Yield[1]	0.01%

Seven-Day Taxable Equivalent Effective Yield[1,3]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 5.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.49% to the seven-day yield.
[3]	Taxable-equivalent effective yield assumes a 2012 maximum combined federal regular income and Massachusetts state personal income tax rate of 38.45%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Massachusetts AMT Tax-Free Money Fundtm 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab New York AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.19%	$1,000	$1,000.10	$0.96
Hypothetical 5% Return	0.19%	$1,000	$1,024.18	$0.97
Value Advantage Shares®
Actual Return	0.19%	$1,000	$1,000.10	$0.96
Hypothetical 5% Return	0.19%	$1,000	$1,024.18	$0.97

Schwab New Jersey AMT Tax-Free Money Fundtm
Actual Return	0.21%	$1,000	$1,000.10	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.08	$1.07

Schwab Pennsylvania Municipal Money Fundtm
Actual Return	0.20%	$1,000	$1,000.10	$1.01
Hypothetical 5% Return	0.20%	$1,000	$1,024.13	$1.02

Schwab Massachusetts AMT Tax-Free Money Fundtm
Actual Return	0.18%	$1,000	$1,000.10	$0.90
Hypothetical 5% Return	0.18%	$1,000	$1,024.23	$0.92

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

14 Schwab Municipal Money Funds

Schwab New York AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Sweep Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.02		0.02		0.04		0.13		1.62

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.20	[2]	0.27	[2]	0.33	[2]	0.55	[2,3]	0.65
Gross operating expenses	0.71		0.70		0.70		0.73		0.71
Net investment income (loss)	0.01		0.01		0.01		0.11		1.60
Net assets, end of period ($ x 1,000,000)	1,793		1,624		1,545		1,622		1,786

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
Value Advantage Shares	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.02		0.02		0.04		0.23		1.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.20	[2]	0.27	[2]	0.33	[2]	0.45	[2,3]	0.45
Gross operating expenses	0.58		0.57		0.57		0.60		0.58
Net investment income (loss)	0.01		0.01		0.01		0.22		1.79
Net assets, end of period ($ x 1,000,000)	319		399		531		870		1,349

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.42% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 15

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

31.2%		Fixed-Rate Securities	659,046,874	659,046,874
70.0%		Variable-Rate Securities	1,479,260,000	1,479,260,000

101.2%		Total Investments	2,138,306,874	2,138,306,874
(1	.2)%	Other Assets and Liabilities, Net		(26,112,461)

100.0%		Net Assets		2,112,194,413

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 31.2% of net assets

New York 31.2%
Amityville UFSD
TAN 2012-2013		0.75%		06/21/13	12,000,000	12,026,360

Cheektowaga
BAN 2012		1.00%		07/18/13	12,735,000	12,783,151

Eastport South Manor CSD
TAN 2012-2013		1.25%		06/21/13	11,250,000	11,298,895

Greene Cnty
BAN 2012		1.00%		03/29/13	10,000,000	10,014,938

Ithaca
BAN Series 2012		1.00%		08/02/13	12,565,512	12,616,615

Manhasset UFSD
TAN Series 2012-2013		1.00%		06/20/13	12,000,000	12,043,263

Metropolitan Transportation Auth
State Service Contract Bonds Series 2002B		5.50%		01/01/13	840,000	840,000

State Service Contract Bonds Series 2002B		5.50%		07/01/13	100,000	102,536

Transportation Revenue BAN Series CP2B (LOC: Barclays Bank Plc)		0.21%		02/08/13	16,190,000	16,190,000

Transportation Revenue BAN Series CP2B (LOC: Barclays Bank Plc)		0.21%		02/15/13	7,745,000	7,745,000

Transportation Revenue BAN Series CP2C (LOC: Royal Bank of Canada)		0.18%		01/14/13	20,000,000	20,000,000

Transportation Revenue BAN Series CP2C (LOC: Royal Bank of Canada)		0.18%		03/05/13	28,500,000	28,500,000

Transportation Revenue BAN Series CP2D (LOC: Citibank, NA)		0.17%		02/07/13	14,000,000	14,000,000

Miller Place UFSD
TAN 2012-2013		1.00%		06/27/13	10,200,000	10,236,555

New York City
GO Bonds Fiscal 2004 Series G		5.00%		08/01/13	250,000	256,674

GO Bonds Fiscal 2004 Series I		5.00%		08/01/13	1,005,000	1,032,049

16 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bonds Fiscal 2005 Series J		5.00%		03/01/13	100,000	100,733

GO Bonds Fiscal 2005 Series P		5.00%		08/01/13	135,000	138,596

GO Bonds Fiscal 2006 Series C		3.63%		08/01/13	385,000	392,248

GO Bonds Fiscal 2006 Series G		5.00%		08/01/13	1,590,000	1,633,598

GO Bonds Fiscal 2007 Series A		5.00%		08/01/13	500,000	513,672

GO Bonds Fiscal 2007 Series C1		5.00%		01/01/13	2,125,000	2,125,000

GO Bonds Fiscal 2008 Series A1		4.00%		08/01/13	200,000	204,172

GO Bonds Fiscal 2008 Series A1		4.50%		08/01/13	125,000	127,860

GO Bonds Fiscal 2008 Series E		5.00%		08/01/13	200,000	205,371

GO Bonds Fiscal 2008 Series H		4.00%		08/01/13	100,000	102,045

GO Bonds Fiscal 2008 Series I1		4.00%		02/01/13	200,000	200,605

GO Bonds Fiscal 2008 Series K		4.00%		08/01/13	100,000	102,088

GO Bonds Fiscal 2009 Series A1		5.00%		08/15/13	250,000	257,112

GO Bonds Fiscal 2009 Series B1		3.00%		09/01/13	150,000	152,544

GO Bonds Fiscal 2009 Series C		5.00%		08/01/13	1,455,000	1,493,968

GO Bonds Fiscal 2009 Series D		4.00%		08/01/13	500,000	510,504

GO Bonds Fiscal 2009 Series H1		4.00%		03/01/13	100,000	100,574

GO Bonds Fiscal 2010 Series C		5.00%		08/01/13	590,000	605,918

GO Bonds Fiscal 2010 Series E		3.00%		08/01/13	100,000	101,520

GO Bonds Fiscal 2010 Series E		5.00%		08/01/13	200,000	205,329

GO Bonds Fiscal 2010 Series F		5.00%		08/01/13	375,000	385,004

GO Bonds Fiscal 2011 Series B		5.00%		08/01/13	760,000	780,625

GO Bonds Fiscal 2011 Series G		3.00%		08/01/13	200,000	202,871

GO Bonds Fiscal 2012 Series B		2.50%		08/01/13	1,000,000	1,013,037

New York City Housing Development Corp
M/F Housing RB Series 2009H2		0.25%		06/28/13	6,640,000	6,640,000

M/F Housing RB Series 2010D1A		2.05%		05/01/13	100,000	100,510

M/F Housing RB Series 2012C		0.27%		02/01/13	645,000	645,000

M/F Housing RB Series 2012D1A (LIQ: Wells Fargo Bank, NA)	a	0.26%		05/09/13	19,995,000	19,995,000

M/F Housing RB Series 2012H		0.25%		05/01/13	1,455,000	1,455,000

M/F Housing RB Series 2012H		0.35%		11/01/13	1,875,000	1,875,000

M/F Housing RB Series 2012M		0.20%		10/01/13	15,200,000	15,200,000

New York City Municipal Water Finance Auth
CP Series 1		0.15%		02/08/13	25,000,000	25,000,000

CP Series 6		0.24%		02/06/13	15,300,000	15,300,000

Water & Sewer System RB Fiscal 2008 Series C		3.00%		06/15/13	100,000	101,152

Water & Sewer System RB Fiscal 2008 Series C		5.00%		06/15/13	355,000	362,453

Water & Sewer System RB Fiscal 2010 Series BB		3.00%		06/15/13	100,000	101,175

Water & Sewer System RB Fiscal 2010 Series BB		5.00%		06/15/13	300,000	306,171

New York City Transitional Finance Auth
Building Aid RB Fiscal 2009 Series S4 (GTY/LIQ: Wells Fargo & Co)	a	0.27%		05/09/13	12,535,000	12,535,000

Building Aid RB Fiscal 2009 Series S5 (GTY/LIQ: Wells Fargo & Co)	a	0.26%		05/09/13	15,645,000	15,645,000

Future Tax Secured Sub Bonds Fiscal 2010 Series I2		4.00%		11/01/13	250,000	257,480

Future Tax Secured Sub Bonds Fiscal 2011 Series D1		4.00%		02/01/13	400,000	401,200

Future Tax Secured Sub Bonds Fiscal 2011 Series E	a	5.00%		11/01/13	300,000	311,463

Future Tax Secured Sub Bonds Fiscal 2012 Series A		2.00%		11/01/13	200,000	202,449

Future Tax Secured Sub Bonds Fiscal 2012 Series A		4.00%		11/01/13	120,000	123,600

See financial notes 17

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Future Tax Sr Secured Refunding Bonds Fiscal 2006 Series A1		5.00%		11/01/13	250,000	259,315

New York State
GO Bonds Series 2009A		5.00%		02/15/13	925,000	930,261

GO Refunding Bonds Series 2005C		5.00%		04/15/13	375,000	379,892

GO Refunding Bonds Series 2006C		3.63%		04/15/13	100,000	100,929

New York State Dormitory Auth
Consolidated Service Contract Refunding RB Series 2009A		3.00%		07/01/13	450,000	455,739

Consolidated Service Contract Refunding RB Series 2009A		4.00%		07/01/13	2,010,000	2,046,671

Consolidating Service Contract Refunding RB Series 2010		5.00%		07/01/13	200,000	204,593

Cornell Univ RB Series 2006A		5.00%		07/01/13	360,000	368,095

CP (Cornell Univ)		0.19%		02/05/13	12,750,000	12,750,000

Hospital Refunding RB (Interfaith Medical Center) Series 2007		5.00%		02/15/13	650,000	653,591

Mental Health Facilities Lease RB Series 2010-1		5.00%		01/15/13	6,075,000	6,085,969

Mental Health Services Facilities Improvement RB Series 2008D		5.00%		02/15/13	100,000	100,555

Mental Health Services Facilities RB Series 2005A		4.25%		02/15/13	250,000	251,179

Mental Health Services Facilities RB Series 2005B		5.00%		02/15/13	430,000	432,451

Mental Health Services Facilities RB Series 2005D1		5.00%		08/15/13	1,000,000	1,028,994

Mental Health Services Facilities RB Series 2005E		4.50%		02/15/13	125,000	125,617

Mental Health Services Facilities RB Series 2007A		3.75%		02/15/13	100,000	100,403

Mental Health Services Facilities RB Series 2007C		5.00%		08/15/13	500,000	514,511

Mental Health Services Facilities RB Series 2007D		5.00%		02/15/13	250,000	251,403

Mental Health Services Facilities RB Series 2008A		5.00%		02/15/13	1,310,000	1,317,567

Mental Health Services Facilities RB Series 2009A1		5.00%		02/15/13	12,200,000	12,270,643

Mental Health Services RB Series 2003B		5.25%		02/15/13	125,000	125,730

Mental Health Services RB Series 2008B		5.00%		02/15/13	1,250,000	1,257,171

State Personal Income Tax RB Series 2011A		4.00%		03/15/13	435,000	438,160

State Personal Income Tax RB (Economic Development & Housing) Series 2009A		3.00%		12/15/13	150,000	153,663

State Personal Income Tax RB Series 2005F		5.00%		03/15/13	750,000	757,007

State Personal Income Tax RB Series 2006C		5.00%		12/15/13	370,000	385,809

State Personal Income Tax RB Series 2006D		5.00%		03/15/13	355,000	358,326

State Personal Income Tax RB Series 2007A		4.25%		03/15/13	100,000	100,761

State Personal Income Tax RB Series 2007C		5.00%		03/15/13	895,000	903,423

State Personal Income Tax RB Series 2008A		4.00%		03/15/13	745,000	750,487

State Personal Income Tax RB Series 2008A		5.00%		03/15/13	100,000	100,917

State Personal Income Tax RB Series 2009D		3.00%		06/15/13	250,000	253,058

State Personal Income Tax RB Series 2010A		3.00%		02/15/13	100,000	100,315

State Personal Income Tax RB Series 2010A		4.00%		02/15/13	2,235,000	2,245,180

State Personal Income Tax Refunding RB Series 2008B		5.00%		03/15/13	450,000	454,175

New York State Environmental Facilities Corp
Environmental Infrastructure RB Series 2003A		5.00%		03/15/13	900,000	908,444

State Clean Water & Drinking Water Revolving Funds RB Series 2002K		5.50%		06/15/13	650,000	665,006

State Clean Water & Drinking Water Revolving Funds RB Series 2005B		3.25%		04/15/13	200,000	201,528

State Clean Water & Drinking Water Revolving Funds RB Series 2008A		5.00%		06/15/13	250,000	255,252

State Clean Water & Drinking Water Revolving Funds Sub RB Series 2006B		5.00%		06/15/13	250,000	255,122

18 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
State Clean Water & Drinking Water Revolving Funds Sub RB Series 2007C		4.00%		06/15/13	710,000	721,266

State Clean Water & Drinking Water Revolving RB Series 2003E		3.70%		06/15/13	255,000	258,740

State Personal Income Tax RB Series 2004A		5.25%		12/15/13	100,000	104,661

State Personal Income Tax RB Series 2009A		3.50%		12/15/13	150,000	154,345

New York State Mortgage Agency
Homeowner Mortgage RB Series 164		0.60%		04/01/13	400,000	400,237

Homeowner Mortgage RB Series 173B		0.23%		05/01/13	4,000,000	4,000,000

Homeowner Mortgage RB Series 174B		0.23%		05/01/13	6,000,000	6,000,000

New York State Power Auth
CP Series 1		0.24%	02/13/13	08/12/13	4,000,000	4,000,000

CP Series 1&2		0.16%		01/09/13	10,000,000	10,000,000

CP Series 1&2		0.15%		01/10/13	20,625,000	20,625,000

CP Series 1&2		0.16%		01/10/13	25,635,000	25,635,000

CP Series 1&2		0.14%		01/15/13	6,700,000	6,700,000

CP Series 1&2		0.16%		01/17/13	10,000,000	10,000,000

New York State Thruway Auth
General RB Series H (GTY/LIQ: US Bank, NA)	a	0.38%		01/17/13	19,460,000	19,460,000

Highway & Bridge Trust Fund Bonds Series 2005B		5.00%		04/01/13	1,790,000	1,810,666

Highway & Bridge Trust Fund Bonds Series 2009A1		3.00%		04/01/13	250,000	251,612

Local Highway & Bridge Service Contract Bonds Series 2007		5.00%		04/01/13	500,000	505,767

Local Highway & Bridge Service Contract Bonds Series 2008		3.00%		04/01/13	100,000	100,643

Local Highway & Bridge Service Contract Bonds Series 2008		5.00%		04/01/13	270,000	273,102

Local Highway & Bridge Service Contract Bonds Series 2009		3.00%		04/01/13	100,000	100,626

Second General Highway & Bridge Trust Fund Bonds Series 2010A		4.00%		04/01/13	250,000	252,222

Second General Highway & Bridge Trust Fund Bonds Series 2004B		5.25%		04/01/13	705,000	713,592

Second General Highway & Bridge Trust Fund Bonds Series 2007A		4.00%		04/01/13	450,000	454,000

Second General Highway & Bridge Trust Fund Bonds Series 2007A		5.00%		04/01/13	100,000	101,130

Second General Highway & Bridge Trust Fund Bonds Series 2008A		5.00%		04/01/13	350,000	353,954

Second General Highway & Bridge Trust Fund Refunding Bonds Series 2011A2		4.00%		04/01/13	850,000	857,708

State Personal Income Tax RB Series 2010A		5.00%		03/15/13	1,200,000	1,211,521

State Personal Income Tax RB Series 2003A		3.50%		03/15/13	600,000	603,828

State Personal Income Tax RB Series 2008A		3.00%		03/15/13	350,000	351,824

State Personal Income Tax RB Series 2009A		4.00%		03/15/13	250,000	251,782

New York State Tobacco Settlement Financing Corp
Asset-Backed RB Series 2011B		4.00%		06/01/13	3,815,000	3,872,672

New York State Urban Development Corp
Service Contract Refunding RB Series 2005A		5.00%		01/01/13	1,600,000	1,600,000

Service Contract Refunding RB Series 2005B		5.00%		01/01/13	500,000	500,000

Service Contract Refunding RB Series 2007A		5.00%		01/01/13	2,825,000	2,825,000

Service Contract Refunding RB Series 2008D		4.00%		01/01/13	1,255,000	1,255,000

Service Contract Refunding RB Series 2010B		5.00%		01/01/13	11,015,000	11,015,000

State Personal Income Tax RB Series 2008A1		5.00%		12/15/13	100,000	104,293

State Personal Income Tax RB Series 2002C1		4.25%		03/15/13	100,000	100,758

State Personal Income Tax RB Series 2004A1		5.00%		03/15/13	350,000	353,193

State Personal Income Tax RB Series 2007C		4.50%		03/15/13	475,000	478,935

State Personal Income Tax RB Series 2009B1		3.00%		03/15/13	250,000	251,315

See financial notes 19

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
State Personal Income Tax RB Series 2011A		5.00%		03/15/13	445,000	449,173

North Hempstead
BAN 2012A		1.00%		04/10/13	12,701,000	12,725,356

Orange Cnty Funding Corp
Assisted Living Residence RB (Hamlet at Wallkill) Series 2012 (ESCROW)		0.25%		03/05/13	10,000,000	10,000,000

Port Auth of New York & New Jersey
CP Series B		0.17%		04/02/13	4,175,000	4,175,000

Rockville Centre UFSD
TAN 2012		0.75%		06/21/13	5,000,000	5,010,302

Sachem CSD at Holbrook
TAN 2012-2013		1.00%		06/20/13	10,000,000	10,033,426

Scotia-Glenville CSD
BAN 2012		1.00%		06/29/13	10,610,000	10,643,221

South Country Central SD
TAN 2012-2013		0.75%		06/27/13	21,800,000	21,833,675

Tarrytown
BAN Series 2012B		2.00%		10/18/13	11,000,000	11,151,634

Tarrytowns UFSD
BAN 2012		1.00%		02/15/13	10,400,000	10,409,039

Triborough Bridge & Tunnel Auth
General RB Series 2008C		5.00%		11/15/13	1,375,000	1,430,717

Ulster Cnty
GO BAN Series 2012A		1.00%		11/15/13	3,255,000	3,273,348

GO BAN Series 2012B		0.75%		11/29/13	14,225,000	14,285,554

Victor CSD
BAN 2012		0.75%		09/27/13	9,000,000	9,030,063

West Islip UFSD
TAN 2012-2013		0.75%		06/28/13	10,000,000	10,017,507

West Seneca
BAN Series 2012		1.00%		08/02/13	15,030,000	15,089,379

West Seneca CSD
BAN 2012		1.00%		11/27/13	11,610,000	11,662,206

William Floyd UFSD
TAN 2012-2013		0.75%		06/27/13	10,000,000	10,021,287

Total Fixed-Rate Securities
(Cost $659,046,874)						659,046,874

Variable-Rate Securities 70.0% of net assets

New York 68.2%
Amherst Development Corp
Student Housing Facility Refunding RB Series 2010B (LOC: HSBC Bank USA)		0.12%		01/07/13	5,780,000	5,780,000

Amherst IDA
Civic Facility RB (Daemen College) Series 2006B (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	3,545,000	3,545,000

Chautauqua Cnty IDA
Civic Facility RB (Jamestown Center City Development Corp) Series 2000A (LOC: Manufacturers & Traders Trust Co)		0.15%		01/07/13	11,010,000	11,010,000

Colonie Local Development Corp
RB (Shaker Point at Carondelet) Series 2011 (LOC: Manufacturers & Traders Trust Co)		0.13%		01/07/13	10,000,000	10,000,000

20 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
East Rochester Housing Auth
Housing RB (Park Ridge Nursing Home) Series 2008 (LOC: JPMorgan Chase Bank, NA)		0.21%		01/07/13	13,965,000	13,965,000

Lancaster IDA
Civic Facility RB (2000 GreenField Manor) (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	9,535,000	9,535,000

Madison Cnty IDA
Civic Facility RB (Colgate Univ) Series 2005A (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	11,845,000	11,845,000

Metropolitan Transportation Auth
Dedicated Tax Fund Bonds Series 2002B1 (LOC: State Street Bank & Trust Company, NA)		0.11%		01/07/13	8,400,000	8,400,000

Dedicated Tax Fund Bonds Series 2004B2 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	8,055,000	8,055,000

Dedicated Tax Fund Bonds Series 2006B (LIQ: Citibank, NA)	a	0.15%		01/07/13	13,000,000	13,000,000

Dedicated Tax Fund Refunding Bonds Series 2008A1 (LOC: Morgan Stanley Bank NA)		0.12%		01/07/13	8,500,000	8,500,000

Dedicated Tax Fund Refunding Bonds Series 2008B1 (LOC: Bank of Nova Scotia)		0.11%		01/07/13	5,415,000	5,415,000

Dedicated Tax Fund Refunding Bonds Series 2012A (LIQ: Citibank, NA)	a	0.14%		01/07/13	8,000,000	8,000,000

Dedicated Tax Fund Refunding Bonds Series 2012A (LIQ: Credit Suisse AG)	a	0.15%		01/07/13	6,665,000	6,665,000

Transportation RB Series 2005B (GTY: Berkshire Hathaway Assurance Corp /LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,995,000	4,995,000

Transportation RB Series 2007A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.16%		01/07/13	26,000,000	26,000,000

Transportation Refunding RB Series 2002G1 (LOC: Bank of Nova Scotia)		0.10%		01/07/13	60,500,000	60,500,000

Monroe Cnty IDA
Civic Facility RB (Cherry Ridge Apts) Series 2005 (LOC: HSBC Bank USA)		0.15%		01/07/13	2,800,000	2,800,000

Civic Facility RB Series 2004 (LOC: Manufacturers & Traders Trust Co)		0.23%		01/07/13	1,565,000	1,565,000

RB (Univ of Rochester) Series 2011A&B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	7,505,000	7,505,000

Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2008B (LIQ: Sumitomo Mitsui Banking Corp)		0.11%		01/07/13	44,690,000	44,690,000

Sales Tax Secured Bonds Series 2008D1 (LIQ: Bank of New York Mellon)		0.12%		01/07/13	36,000,000	36,000,000

Nassau Cnty Local Economic Assistance Corp
RB Series 2011A (LOC: TD Bank NA)		0.13%		01/07/13	5,000,000	5,000,000

New York City
GO Bonds Fiscal 1993 Series E2 (LOC: JPMorgan Chase Bank, NA)		0.12%		01/02/13	2,400,000	2,400,000

GO Bonds Fiscal 1994 Series A6 (LOC: Landesbank Hessen-Thuringen Girozentrale)		0.14%		01/07/13	3,300,000	3,300,000

GO Bonds Fiscal 1994 Series A7 (LOC: JPMorgan Chase Bank, NA)		0.12%		01/02/13	1,400,000	1,400,000

GO Bonds Fiscal 2003 Series C3A (LIQ: Bank of Nova Scotia)		0.11%		01/07/13	700,000	700,000

GO Bonds Fiscal 2003 Series C4 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.12%		01/07/13	6,200,000	6,200,000

GO Bonds Fiscal 2004 Series J (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,670,000	7,670,000

GO Bonds Fiscal 2005 Series G (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,555,000	7,555,000

See financial notes 21

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Bonds Fiscal 2005 Series J (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,015,000	7,015,000

GO Bonds Fiscal 2005 Series O (LIQ: Citibank, NA)	a	0.15%		01/07/13	7,000,000	7,000,000

GO Bonds Fiscal 2006 Series F4A (LOC: Sumitomo Mitsui Banking Corp)		0.10%		01/07/13	2,500,000	2,500,000

GO Bonds Fiscal 2006 Series F4B (LOC: Union Bank, NA)		0.11%		01/07/13	5,300,000	5,300,000

GO Bonds Fiscal 2006 Series I3 (LOC: Bank of America, NA)		0.15%		01/02/13	11,255,000	11,255,000

GO Bonds Fiscal 2006 Series I4 (LOC: Bank of New York Mellon)		0.11%		01/07/13	775,000	775,000

GO Bonds Fiscal 2006 Series I6 (LOC: California State Teachers Retirement Systems)		0.10%		01/02/13	1,120,000	1,120,000

GO Bonds Fiscal 2008 Series E (LIQ: State Street Bank & Trust Company, NA)	a	0.14%		01/07/13	18,695,000	18,695,000

GO Bonds Fiscal 2008 Series L1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,660,000	6,660,000

GO Bonds Fiscal 2009 Series B1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,500,000	3,500,000

GO Bonds Fiscal 2009 Series B3 (LOC: TD Bank NA)		0.11%		01/07/13	600,000	600,000

GO Bonds Fiscal 2009 Series I1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	14,740,000	14,740,000

GO Bonds Fiscal 2009 Series J1 (LIQ: Citibank, NA)	a	0.15%		01/07/13	11,900,000	11,900,000

GO Bonds Fiscal 2012 Series G1 (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	3,555,000	3,555,000

GO Bonds Fiscal 2012 Series G3 (LOC: Citibank, NA)		0.13%		01/07/13	36,000,000	36,000,000

GO Bonds Fiscal 2012 Series G4 (LOC: PNC Bank NA)		0.09%		01/02/13	600,000	600,000

GO Bonds Fiscal 2013 Series A1 (LIQ: Citibank, NA)	a	0.14%		01/07/13	6,400,000	6,400,000

GO Bonds Fiscal 2013 Series A2 (LOC: Mizuho Corporate Bank Ltd)		0.12%		01/02/13	1,200,000	1,200,000

GO Bonds Fiscal 2013 Series A5 (LOC: Sumitomo Mitsui Banking Corp)		0.11%		01/07/13	4,500,000	4,500,000

New York City Health & Hospitals Corp
Health System Bonds Series 2008C (LOC: TD Bank NA)		0.12%		01/07/13	16,400,000	16,400,000

New York City Housing Development Corp
M/F Housing RB (James Tower) Series 2002A (LOC: Fannie Mae)		0.11%		01/07/13	2,950,000	2,950,000

M/F Housing RB Series 2009C1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	9,000,000	9,000,000

M/F Housing RB Series 2010B (LIQ: Citibank, NA)	a	0.15%		01/07/13	27,920,000	27,920,000

M/F Mortgage RB (101 Ave D Apts) Series 2010A (LOC: Bank of America, NA)		0.14%		01/07/13	15,000,000	15,000,000

M/F Mortgage RB (461 Dean St) Series 2012A (LOC: Bank of New York Mellon)		0.12%		01/07/13	10,000,000	10,000,000

M/F Rental Housing RB (1133 Manhattan Ave) Series 2012A (LOC: Freddie Mac)		0.16%		01/07/13	9,000,000	9,000,000

M/F Rental Housing RB (90 Washington St) Series 2005A (LOC: Fannie Mae)		0.11%		01/07/13	30,700,000	30,700,000

M/F Rental Housing RB (Lexington Courts) Series 2009A (LOC: Freddie Mac)		0.11%		01/07/13	10,500,000	10,500,000

M/F Rental RB (Related-Monterey) Series 1997A (LOC: Fannie Mae)		0.10%		01/07/13	7,500,000	7,500,000

New York City IDA
Civic Facility RB (Covenant of the Sacred Heart School of New York) Series 2002 (LOC: Federal Home Loan Bank)		0.14%		01/07/13	14,515,000	14,515,000

New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2003 Series E (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,995,000	4,995,000

Water & Sewer System RB Fiscal 2005 Series D (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	14,335,000	14,335,000

Water & Sewer System RB Fiscal 2006 Series A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	9,865,000	9,865,000

22 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Water & Sewer System RB Fiscal 2006 Series A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	22,805,000	22,805,000

Water & Sewer System RB Fiscal 2006 Series AA1A (LIQ: State Street Bank & Trust Company, NA)		0.10%		01/02/13	3,000,000	3,000,000

Water & Sewer System RB Fiscal 2006 Series AA1B (LIQ: California State Teachers Retirement Systems)		0.10%		01/02/13	3,150,000	3,150,000

Water & Sewer System RB Fiscal 2007 Series A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	12,250,000	12,250,000

Water & Sewer System RB Fiscal 2007 Series CC1 (LIQ: Bank of Nova Scotia)		0.11%		01/02/13	4,750,000	4,750,000

Water & Sewer System RB Fiscal 2007 Series CC2 (LIQ: Bank of Nova Scotia)		0.17%		01/02/13	6,050,000	6,050,000

Water & Sewer System RB Fiscal 2008 Series A (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	15,470,000	15,470,000

Water & Sewer System RB Fiscal 2009 Series DD (LIQ: Citibank, NA)	a	0.16%		01/07/13	8,125,000	8,125,000

Water & Sewer System RB Fiscal 2010 Series CC (LIQ: Barclays Bank Plc)		0.11%		01/07/13	600,000	600,000

Water & Sewer System RB Fiscal 2011 Series HH (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	14,700,000	14,700,000

Water & Sewer System RB Fiscal 2012 Series A1 (LIQ: Mizuho Corporate Bank Ltd)		0.09%		01/02/13	9,040,000	9,040,000

Water & Sewer System RB Fiscal 2012 Series BB (LIQ: Royal Bank of Canada)	a	0.12%		01/07/13	10,515,000	10,515,000

Water & Sewer System RB Fiscal 2012 Series FF (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	7,210,000	7,210,000

Water & Sewer System RB Fiscal 2013 Series AA2 (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.11%		01/07/13	1,000,000	1,000,000

New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S1 (LIQ: Citibank, NA)	a	0.15%		01/07/13	8,850,000	8,850,000

Building Aid RB Fiscal 2007 Series S2 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	12,090,000	12,090,000

Building Aid RB Fiscal 2008 Series S1 (LIQ: Citibank, NA)	a	0.16%		01/07/13	6,000,000	6,000,000

Future Tax Secured Bonds Fiscal 2010 Series A1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	11,000,000	11,000,000

Future Tax Secured Sub Bonds Fiscal 2007 Series B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,495,000	3,495,000

Future Tax Secured Sub Bonds Fiscal 2007 Series C1 (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	6,000,000	6,000,000

Future Tax Secured Sub Bonds Fiscal 2011 Series D1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,750,000	3,750,000

Future Tax Secured Sub Bonds Fiscal 2011 Series D1 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	2,800,000	2,800,000

Future Tax Secured Sub Bonds Fiscal 2012 Series D1 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	9,325,000	9,325,000

Future Tax Secured Sub Bonds Fiscal 2012 Series E1 (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	21,465,000	21,465,000

Future Tax Secured Sub Bonds Fiscal 2012 Series E1 (LIQ: Citibank, NA)	a	0.14%		01/07/13	2,815,000	2,815,000

Future Tax Secured Sub Bonds Fiscal 2012 Series E1 (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	11,330,000	11,330,000

Future Tax Secured Sub Bonds Fiscal 2012 Series F1 (LIQ: Bank of America, NA)	a	0.15%		01/07/13	3,545,000	3,545,000

Recovery Bonds Fiscal 2003 Series 2D (LIQ: Lloyds TSB Bank Plc)		0.12%		01/07/13	2,300,000	2,300,000

See financial notes 23

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Recovery Bonds Fiscal 2003 Series 3G (LIQ: Bank of New York Mellon)		0.11%		01/07/13	10,940,000	10,940,000

New York City Trust for Cultural Resources
RB (Lincoln Center for the Performing Arts) Series 2008B1 (LOC: US Bank, NA)		0.11%		01/07/13	20,000,000	20,000,000

Refunding RB (American Museum of Natural History) Series 2004A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,745,000	3,745,000

Refunding RB (Lincoln Center for the Performing Arts) Series 2008A2 (LOC: Bank of New York Mellon)		0.11%		01/02/13	600,000	600,000

New York Liberty Development Corp
Liberty RB (1 World Trade Center) Series 2011 (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	21,850,000	21,850,000

Liberty RB (1 World Trade Center) Series 2011 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,360,000	6,360,000

New York State Dormitory Auth
RB (Columbia Univ) Series 2008A (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	6,000,000	6,000,000

RB (Catholic Health) Series 2006B (LOC: HSBC Bank USA)		0.13%		01/07/13	8,865,000	8,865,000

RB (City Univ) Series 2008C (LOC: Bank of America, NA)		0.12%		01/07/13	3,000,000	3,000,000

RB (Columbia Univ) Series 2006A (LIQ: Citibank, NA)	a	0.17%		01/07/13	8,535,000	8,535,000

RB (Cornell Univ) Series 2006A (LIQ: Bank of America, NA)	a	0.19%		01/07/13	9,865,000	9,865,000

RB (Culinary Institute of America) Series 2004C (LOC: TD Bank NA)		0.12%		01/07/13	12,800,000	12,800,000

RB (NYU) Series 2007A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	5,600,000	5,600,000

RB (NYU) Series 2009A (LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	25,135,000	25,135,000

RB (Univ of Rochester) Series 2003C (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	24,575,000	24,575,000

State Personal Income Tax RB Series 2005F (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	11,930,000	11,930,000

State Personal Income Tax RB Series 2006C (LIQ: Bank of America, NA)	a	0.19%		01/07/13	3,175,000	3,175,000

State Personal Income tax RB Series 2006C (LIQ: Citibank, NA)	a	0.15%		01/07/13	18,000,000	18,000,000

State Personal Income Tax RB Series 2007A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,000,000	3,000,000

State Personal Income Tax RB Series 2010F (LIQ: Bank of America, NA)	a	0.19%		01/07/13	5,000,000	5,000,000

New York State Energy Research & Development Auth
Facilities RB (Consolidated Edison) Series 2005A1 (LOC: Mizuho Corporate Bank Ltd)		0.11%		01/07/13	21,900,000	21,900,000

Facilities RB (Consolidated Edison) Series 2005A3 (LOC: Mizuho Corporate Bank Ltd)		0.11%		01/07/13	10,000,000	10,000,000

New York State Environmental Facilities Corp
State Revolving Funds RB Series 2010C (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,600,000	6,600,000

New York State HFA
Housing RB (100 Maiden Lane) Series 2004A (LOC: Fannie Mae)		0.15%		01/07/13	25,390,000	25,390,000

Housing RB (320 West 38th St) Series 2008A (LOC: Wells Fargo Bank, NA)		0.11%		01/07/13	9,000,000	9,000,000

Housing RB (388 Bridge St) Series 2012A (LOC: Manufacturers & Traders Trust Co)		0.13%		01/07/13	30,000,000	30,000,000

Housing RB (College Arms Apts) Series 2008A (LOC: Freddie Mac)		0.12%		01/07/13	7,690,000	7,690,000

Housing RB (Gotham West) Series 2011A2 (LOC: Wells Fargo Bank, NA)		0.12%		01/07/13	12,990,000	12,990,000

Housing RB (North End Ave) Series 2004A (LOC: Fannie Mae)		0.15%		01/07/13	2,300,000	2,300,000

24 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Housing RB (Related-42nd & 10th) Series 2010A (LOC: Freddie Mac)		0.13%		01/07/13	10,000,000	10,000,000

Housing RB (Shore Hill) Series 2008A (LOC: Freddie Mac)		0.15%		01/07/13	6,250,000	6,250,000

Housing RB (West 30th St) Series 2012A1 (LOC: Wells Fargo Bank, NA)		0.11%		01/07/13	15,000,000	15,000,000

New York State Local Government Assistance Corp
Refunding Bonds Series 1993E (LIQ: Bank of America, NA)	a	0.19%		01/07/13	1,860,000	1,860,000

New York State Power Auth
RB Series 2007A (LIQ: Citibank, NA)	a	0.17%		01/07/13	3,210,000	3,210,000

New York State Thruway Auth
Highway & Bridge Trust Fund Bonds Series 2012A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,500,000	7,500,000

Second General Highway & Bridge Trust Fund Bonds Series 2012A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	6,000,000	6,000,000

State Personal Income Tax RB Series 2012A (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	9,000,000	9,000,000

New York State Urban Development Corp
Service Contract Refunding RB Series 2008B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,310,000	7,310,000

State Personal Income Tax RB Series 2004A3A (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	7,110,000	7,110,000

State Personal Income Tax RB Series 2004A3D (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	2,925,000	2,925,000

State Personal Income Tax RB Series 2005B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	9,195,000	9,195,000

State Personal Income Tax RB Series 2009A1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,995,000	4,995,000

State Personal Income Tax RB Series 2009B1 (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	5,000,000	5,000,000

Port Auth of New York & New Jersey
Consolidated Bonds 140th Series (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	5,215,000	5,215,000

Consolidated Bonds 144th Series (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	750,000	750,000

Consolidated Bonds 148th Series (LIQ: Citibank, NA)	a	0.14%		01/07/13	5,540,000	5,540,000

Consolidated Bonds 148th Series (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	13,000,000	13,000,000

Rockland Cnty IDA
RB (Assisted Living At Northern Riverview) Series 1999 (LOC: Manufacturers & Traders Trust Co)		0.23%		01/07/13	8,365,000	8,365,000

Sales Tax Asset Receivable Corp
RB Fiscal 2005 Series A (LIQ: Deutsche Bank AG)	a	0.17%		01/07/13	6,665,000	6,665,000

RB Fiscal 2005 Series A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,415,000	2,415,000

Schenectady IDA
RB (Sunnyview Hospital & Rehabilitation Center) Series 2003A (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	6,450,000	6,450,000

RB (Sunnyview Hospital & Rehabilitation Center) Series 2003B (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	3,950,000	3,950,000

Syracuse IDA
Civic Facility RB (Syracuse Univ) Series 2005B (LOC: JPMorgan Chase Bank, NA)		0.12%		01/07/13	4,490,000	4,490,000

Civic Facility Refunding RB (Crouse Health) Series 2003A (LOC: HSBC Bank USA)		0.13%		01/07/13	8,760,000	8,760,000

Triborough Bridge & Tunnel Auth
General RB (MTA Bridges & Tunnels) Series 2003B1 (LOC: California Public Employees’ Retirement System)		0.11%		01/07/13	29,445,000	29,445,000

See financial notes 25

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
General RB (MTA Bridges & Tunnels) Series 2003B2 (LOC: California State Teachers Retirement Systems)		0.11%		01/07/13	3,330,000	3,330,000

General RB (MTA Bridges & Tunnels) Series 2008C (LIQ: Bank of America, NA)	a	0.19%		01/07/13	3,000,000	3,000,000

General RB (MTA Bridges and Tunnels) Series 2009A2 (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	6,500,000	6,500,000

General Refunding RB (MTA Bridges & Tunnels) Series 2005B2b (LOC: California State Teachers Retirement Systems)		0.12%		01/02/13	1,000,000	1,000,000

General Refunding RB Series 2012B (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	9,750,000	9,750,000

						1,440,245,000

Puerto Rico 1.8%
Puerto Rico
Refunding Bonds Series 2003C5-2 (LOC: Barclays Bank Plc)		0.13%		01/07/13	16,000,000	16,000,000

Puerto Rico Highway & Transportation Auth
Transportation RB Series A (LOC: Bank of Nova Scotia)		0.11%		01/07/13	1,950,000	1,950,000

Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	14,365,000	14,365,000

Sales Tax RB Sr Series 2009C (LIQ: Citibank, NA)	a	0.16%		01/07/13	6,700,000	6,700,000

						39,015,000

Total Variable-Rate Securities
(Cost $1,479,260,000)						1,479,260,000

End of Investments.

At 12/31/2012, the tax basis cost of the fund’s investments was $2,138,306,874.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $771,121,463 or 36.5% of net assets.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and

26 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 27

 Schwab New York AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$2,138,306,874
Cash		75,663
Receivables:
Investments sold		13,965,000
Interest		2,894,168
Fund shares sold		638,819
Prepaid expenses	+	18,428

Total assets		2,155,898,952

Liabilities

Payables:
Investments bought		43,307,029
Investment adviser and administrator fees		24,684
Fund shares redeemed		311,427
Distributions to shareholders		2,721
Accrued expenses	+	58,678

Total liabilities		43,704,539

Net Assets

Total assets		2,155,898,952
Total liabilities	−	43,704,539

Net assets		$2,112,194,413

Net Assets by Source
Capital received from investors		2,112,194,413

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$1,793,293,414		1,792,040,695		$1.00
Value Advantage Shares	$318,900,999		318,645,867		$1.00

28 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$4,135,607

Expenses

Investment adviser and administrator fees		6,740,725
Shareholder service fees:
Sweep Shares		5,740,332
Value Advantage Shares		819,789
Portfolio accounting fees		135,338
Registration fees		53,601
Shareholder reports		50,413
Custodian fees		46,798
Professional fees		45,305
Trustees’ fees		34,713
Transfer agent fees		27,821
Interest expense		3,136
Other expenses	+	46,636

Total expenses		13,744,607
Expense reduction by CSIM and its affiliates	−	9,807,223
Custody credits	−	3,450

Net expenses	−	3,933,934

Net investment income		201,673

Realized Gains (Losses)

Net realized gains on investments		295,450

Increase in net assets resulting from operations		$497,123

See financial notes 29

 Schwab New York AMT Tax-Free Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$201,673	$202,301
Net realized gains	+	295,450	187,562

Increase in net assets from operations		497,123	389,863

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(164,338)	(156,793)
Value Advantage Shares	+	(37,335)	(45,508)

Total distributions from net investment income		(201,673)	(202,301)

Distributions from net realized gains
Sweep Shares		(143,350)	(97,356)
Value Advantage Shares	+	(25,463)	(23,907)

Total distributions from net realized gains		(168,813)	(121,263)

Total distributions		(370,486)	(323,564)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		4,926,798,360	4,708,760,291
Value Advantage Shares	+	51,445,111	55,413,441

Total shares sold		4,978,243,471	4,764,173,732

Shares Reinvested
Sweep Shares		303,485	248,568
Value Advantage Shares	+	56,000	65,696

Total shares reinvested		359,485	314,264

Shares Redeemed
Sweep Shares		(4,757,774,496)	(4,629,976,101)
Value Advantage Shares	+	(131,360,532)	(187,103,732)

Total shares redeemed		(4,889,135,028)	(4,817,079,833)

Net transactions in fund shares		89,467,928	(52,591,837)

Net Assets

Beginning of period		2,022,599,848	2,075,125,386
Total increase or decrease	+	89,594,565	(52,525,538)

End of period		$2,112,194,413	$2,022,599,848

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

30 See financial notes

Schwab New Jersey AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.02		0.02		0.09		1.66

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[2]	0.26	[2]	0.33	[2]	0.56	[2,3]	0.64
Gross operating expenses	0.74		0.74		0.73		0.76		0.74
Net investment income (loss)	0.01		0.01		0.01		0.08		1.63
Net assets, end of period ($ x 1,000,000)	635		596		635		721		835

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.53% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 31

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

29.4%		Fixed-Rate Securities	186,453,914	186,453,914
72.3%		Variable-Rate Securities	458,955,000	458,955,000

101.7%		Total Investments	645,408,914	645,408,914
(1	.7)%	Other Assets and Liabilities, Net		(10,887,019)

100.0%		Net Assets		634,521,895

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 29.4% of net assets

New Jersey 29.4%
Bergen County Improvement Auth
Guaranteed Refunding RB Series 2012		1.50%		04/01/13	270,000	270,713

East Brunswick
BAN		2.00%		01/04/13	12,777,000	12,778,214

BAN		1.50%		04/10/13	10,000,000	10,024,248

BAN	b	1.50%		01/03/14	4,150,000	4,187,641

Fair Lawn Borough
BAN		1.00%		09/20/13	6,200,000	6,230,574

Fort Lee Borough
BAN Series 2012		0.75%		08/16/13	5,900,000	5,915,338

Garden State Preservation Trust
Open Space & Farmland Preservation Bonds Series 2003A		5.50%		11/01/13	735,000	765,421

Hudson Cnty
BAN		1.00%		12/06/13	800,000	803,546

Hudson Cnty Improvement Auth
Cnty Guaranteed Pooled Notes Series 2012L1		2.00%		06/05/13	4,700,000	4,722,753

Cnty Guaranteed Pooled Notes Series 2012O1		1.13%		12/20/13	7,500,000	7,545,044

Livingston Township
BAN		1.25%		01/17/13	6,375,000	6,377,163

Middlesex Cnty Improvement Auth
Capital Equipment RB Series 2010		4.00%		09/15/13	150,000	153,788

Capital Equipment RB Series 2012		1.25%		09/15/13	1,200,000	1,206,983

Lease Refunding RB (Youth Detention Center) Series 2010		4.00%		07/01/13	500,000	509,090

Morristown
BAN		1.50%		06/14/13	6,000,000	6,021,405

New Jersey
GO Bonds		5.50%		08/01/13	100,000	102,913

GO Refunding Bonds Series D		6.00%		02/15/13	200,000	201,367

GO Refunding Bonds Series H		4.10%		07/01/13	500,000	509,494

32 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
GO Refunding Bonds Series H		5.25%		07/01/13	250,000	256,076

GO Refunding Bonds Series L		5.25%		07/15/13	3,350,000	3,440,160

GO Refunding Bonds Series M		5.50%		07/15/13	100,000	102,739

GO Refunding Bonds Series N		5.50%		07/15/13	400,000	411,060

GO Refunding Bonds Series S		5.00%		02/15/13	2,200,000	2,212,689

New Jersey Building Auth
State Building RB Series 2004B		5.25%		12/15/13	415,000	433,713

State Building Refunding RB Series 2007B		5.00%		06/15/13	590,000	602,374

New Jersey Economic Development Auth
Transportation Sublease Refunding RB (NJTransit Corp) Series 2008A		5.00%		05/01/13	2,010,000	2,040,365

New Jersey Tobacco Settlement Financing Corp
Tobacco Settlement Asset-Backed Bonds Series 2003 (ESCROW)		6.38%		06/01/13	3,500,000	3,588,556

Tobacco Settlement Asset-Backed Bonds Series 2003 (ESCROW)		6.75%		06/01/13	8,320,000	8,542,185

Tobacco Settlement Asset-Backed Bonds Series 2003 (ESCROW)		7.00%		06/01/13	725,000	744,949

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 1999A		5.63%		06/15/13	830,000	849,507

Transportation System Bonds Series 2001C		5.50%		12/15/13	225,000	235,732

Transportation System Bonds Series 2003C (ESCROW)		5.50%		06/15/13	860,000	880,327

Transportation System Bonds Series 2004B		5.25%		12/15/13	100,000	104,512

Transportation System Bonds Series 2005A		5.25%		12/15/13	2,350,000	2,456,962

Transportation System Bonds Series 2005B		5.25%		12/15/13	5,265,000	5,507,737

Transportation System Bonds Series 2009A (GTY/LIQ: Wells Fargo & Co)	a	0.30%		07/11/13	14,080,000	14,080,000

Transportation System Bonds Series 2011A		3.00%		06/15/13	1,250,000	1,265,160

Transportation System Bonds Series 2011A		5.00%		06/15/13	1,200,000	1,225,524

Transportation System Bonds Series 2011B		4.00%		06/15/13	1,025,000	1,041,769

Parsippany-Troy Hills Township
BAN Series 2012		0.75%		10/04/13	6,200,000	6,223,347

Port Auth of New York & New Jersey
Consolidated Bonds 155th Series		2.00%		10/01/13	200,000	202,234

CP Series B		0.18%		01/08/13	11,935,000	11,935,000

CP Series B		0.19%		02/05/13	5,600,000	5,600,000

CP Series B		0.20%		02/12/13	4,000,000	4,000,000

CP Series B		0.20%		03/12/13	10,000,000	10,000,000

CP Series B		0.20%		03/13/13	9,000,000	9,000,000

CP Series B		0.17%		04/02/13	2,055,000	2,055,000

Rutgers State Univ
CP Series A&B (LIQ: Wells Fargo Bank, NA)		0.19%		01/09/13	1,850,000	1,850,000

Sparta
BAN		1.00%		02/22/13	7,199,750	7,204,940

Township of Springfield
BAN		1.00%		07/24/13	10,000,000	10,035,602

Total Fixed-Rate Securities
(Cost $186,453,914)						186,453,914

Variable-Rate Securities 72.3% of net assets

New Jersey 56.8%
Camden Cnty Improvement Auth
Health Care Redevelopment RB (Cooper Health) Series 2004B (LOC: TD Bank NA)		0.10%		01/07/13	3,515,000	3,515,000

See financial notes 33

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Garden State Preservation Trust
Open Space & Farmland Preservation Bonds Series 2003B (LIQ: Deutsche Bank AG)	a	0.19%		01/07/13	6,575,000	6,575,000

Open Space & Farmland Preservation Bonds Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	8,275,000	8,275,000

New Jersey Building Auth
State Building RB Series 2003A1 (LOC: Barclays Bank Plc)		0.11%		01/07/13	9,285,000	9,285,000

State Building RB Series 2003A3 (LOC: Barclays Bank Plc)		0.11%		01/07/13	12,500,000	12,500,000

State Building RB Series 2003A4 (LOC: Barclays Bank Plc)		0.11%		01/07/13	9,625,000	9,625,000

New Jersey Economic Development Auth
Dock Facility Refunding RB (Bayonne/IMTT-Bayonne) Series 1993C (LOC: Wells Fargo Bank, NA)		0.12%		01/02/13	535,000	535,000

Gas Facilities Refunding RB (Pivotal Utility Holdings) Series 2005 (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.12%		01/02/13	6,400,000	6,400,000

Motor Vehicle Surcharge RB Series 2004A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Bank of America, NA)	a	0.19%		01/07/13	5,715,000	5,715,000

RB (Applewood Estates) Series 2005B (LOC: TD Bank NA)		0.09%		01/07/13	13,330,000	13,330,000

RB (Cooper Health) Series 2008A (LOC: TD Bank NA)		0.11%		01/07/13	3,800,000	3,800,000

RB (Crane’s Mill) Series 2008B (LOC: TD Bank NA)		0.12%		01/07/13	1,500,000	1,500,000

RB (Princeton Day School) Series 2005 (LOC: US Bank, NA)		0.11%		01/07/13	10,000,000	10,000,000

RB (Wyckoff Family YMCA) 2003 (LOC: JPMorgan Chase Bank, NA)		0.14%		01/07/13	4,175,000	4,175,000

Refunding RB (Crane’s Mill) Series 2005B (LOC: TD Bank NA)		0.12%		01/07/13	1,375,000	1,375,000

Transportation System Bonds Series 2005B&2006A & School Facilities Construction Refunding Bonds Series 2005K (GTY/LIQ: State Street Bank & Trust Company, NA)	a	0.13%		01/07/13	11,395,000	11,395,000

New Jersey Educational Facilities Auth
Refunding & RB (Princeton Univ) Series 2005A&2007E (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	2,800,000	2,800,000

New Jersey Health Care Facilities Financing Auth
RB (Atlantic Health) Series 2008C (LOC: JPMorgan Chase Bank, NA)		0.12%		01/07/13	15,360,000	15,360,000

RB (Atlantic Health) Series 2011 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	12,445,000	12,445,000

RB (Composite Program) Series 2003A3 (LOC: Wells Fargo Bank, NA)		0.10%		01/07/13	6,600,000	6,600,000

RB (Composite Program) Series 2003AB (LOC: Wells Fargo Bank, NA)		0.10%		01/07/13	920,000	920,000

RB (Composite Program) Series 2006A3 (LOC: JPMorgan Chase Bank, NA)		0.10%		01/07/13	1,500,000	1,500,000

RB (Composite Program) Series 2006A4 (LOC: Wells Fargo Bank, NA)		0.10%		01/07/13	13,000,000	13,000,000

RB (Composite Program) Series 2006A5 (LOC: Wells Fargo Bank, NA)		0.10%		01/07/13	10,915,000	10,915,000

RB (Hospital Capital Asset Financing Program) Series 1985A (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	11,270,000	11,270,000

RB (Meridian Health) Series 2003A (LOC: JPMorgan Chase Bank, NA)		0.12%		01/07/13	22,500,000	22,500,000

RB (Recovery Management Systems) Series 2005 (LOC: TD Bank NA)		0.12%		01/07/13	3,565,000	3,565,000

RB (RWJ Health Care Corp at Hamilton) Series 2002 (LOC: TD Bank NA)		0.11%		01/07/13	2,840,000	2,840,000

RB (Somerset Medical Center) Series 2008 (LOC: TD Bank NA)		0.11%		01/07/13	4,365,000	4,365,000

RB (Virtua Health) Series 2004 (LOC: Wells Fargo Bank, NA)		0.10%		01/07/13	1,895,000	1,895,000

RB (Virtua Health) Series 2009B (LOC: JPMorgan Chase Bank, NA)		0.13%		01/02/13	235,000	235,000

RB (Virtua Health) Series 2009D (LOC: TD Bank NA)		0.11%		01/07/13	1,700,000	1,700,000

Refunding RB (Underwood-Memorial Hospital) Series 2008 (LOC: TD Bank NA)		0.12%		01/07/13	5,990,000	5,990,000

New Jersey Housing & Mortgage Finance Agency
M/F RB Series 2008B (LOC: Bank of America, NA)		0.14%		01/07/13	8,705,000	8,705,000

34 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
S/F Housing RB Series 2005N (LIQ: Barclays Bank Plc)		0.12%		01/07/13	6,300,000	6,300,000

S/F Housing RB Series 2008BB (LIQ: TD Bank NA)		0.13%		01/07/13	17,000,000	17,000,000

New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2005B&2006A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	11,900,000	11,900,000

Transportation System Bonds Series 2006C (GTY/LIQ: Wells Fargo & Co)	a	0.13%		01/07/13	13,710,000	13,710,000

Transportation System Bonds Series 2006C (GTY/LIQ: Wells Fargo & Co)	a,c	0.17%		01/07/13	14,385,000	14,385,000

Transportation System Bonds Series 2009C (LOC: Wells Fargo Bank, NA)		0.11%		01/07/13	11,000,000	11,000,000

New Jersey Turnpike Auth
RB Series 2009A (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	4,225,000	4,225,000

RB Series 2009B (LOC: PNC Bank NA)		0.11%		01/07/13	12,000,000	12,000,000

Port Auth of New York & New Jersey
Consolidated Bonds 140th Series (GTY/LIQ: US Bank, NA)	a,c	0.13%		01/07/13	8,610,000	8,610,000

Consolidated Bonds 144th Series (LIQ: Citibank, NA)	a	0.14%		01/07/13	8,740,000	8,740,000

Consolidated Bonds 144th Series (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	1,395,000	1,395,000

Consolidated Bonds 148th Series (LIQ: Citibank, NA)	a	0.14%		01/07/13	1,000,000	1,000,000

Consolidated Bonds 166th Series (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	2,150,000	2,150,000

Consolidated Bonds 171st Series (LIQ: Citibank, NA)	a	0.14%		01/07/13	2,420,000	2,420,000

Consolidated Bonds 173rd Series (LIQ: Citibank, NA)	a	0.14%		01/07/13	2,500,000	2,500,000

Rutgers State Univ
GO Bonds Series 2009F (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,815,000	2,815,000

GO Bonds Series 2009F (LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	3,220,000	3,220,000

GO Bonds Series 2009G (LIQ: US Bank, NA)		0.12%		01/02/13	1,355,000	1,355,000

GO Refunding Bonds Series 2002A (LIQ: TD Bank NA)		0.12%		01/02/13	800,000	800,000

						360,130,000

Arizona 0.5%
Maricopa Cnty IDA
Sr Living Facilities Refunding RB (Christian Care Retirement Apts) Series 2005A (LOC: Fannie Mae)		0.13%		01/07/13	3,255,000	3,255,000

California 0.2%
Santa Clara Valley Transportation Auth
Refunding RB (2000 Measure A Sales Tax) Series 2008A (LIQ: JPMorgan Chase Bank, NA)		0.11%		01/07/13	1,555,000	1,555,000

Colorado 0.1%
Broomfield Urban Renewal Auth
Tax Increment RB (Event Center) Series 2005 (LOC: BNP Paribas)		0.65%		01/07/13	645,000	645,000

Georgia 1.2%
Macon Water Auth
Water & Sewer RB Series 2012		0.13%		01/07/13	6,000,000	6,000,000

Municipal Electric Auth of Georgia
Sub Bonds Series 2008B (LOC: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.13%		01/07/13	1,505,000	1,505,000

						7,505,000

Hawaii 1.0%
Hawaii State Housing Finance & Development Corp
M/F Housing RB (Lokahi Ka’U) Series 2008 (LOC: Freddie Mac)		0.13%		01/07/13	6,300,000	6,300,000

See financial notes 35

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Illinois 1.7%
Chicago
GO Project & Refunding Bonds Series 2008C (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	5,000,000	5,000,000

Illinois Finance Auth
RB (Fenwick High School) Series 1997 (LOC: PNC Bank NA)		0.12%		01/07/13	6,000,000	6,000,000

						11,000,000

Louisiana 0.1%
East Baton Rouge Parish
Pollution Control Refunding RB (ExxonMobil) Series 1989		0.09%		01/02/13	600,000	600,000

Missouri 0.5%
Missouri Health & Educational Facilities Auth
RB (Ascension Health) Series 2008C4		0.12%		01/07/13	3,400,000	3,400,000

New Hampshire 0.4%
New Hampshire Business Finance Auth
RB (Foundation for Seacoast Health) Series 1998A (LOC: RBS Citizens NA)		0.30%		01/07/13	2,650,000	2,650,000

Pennsylvania 0.3%
Montgomery Cnty IDA
RB (Waverly Heights) Series 2009 (LOC: Manufacturers & Traders Trust Co)		0.16%		01/07/13	2,000,000	2,000,000

Puerto Rico 5.8%
Puerto Rico Highway & Transportation Auth
Transportation RB Series A (LOC: Bank of Nova Scotia)		0.11%		01/07/13	15,375,000	15,375,000

Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	4,115,000	4,115,000

Sales Tax RB Sr Series 2009C (LIQ: Citibank, NA)	a	0.16%		01/07/13	10,450,000	10,450,000

Sales Tax RB Sr Series 2011C (LIQ: Citibank, NA)	a	0.15%		01/07/13	6,735,000	6,735,000

						36,675,000

Texas 0.7%
Harris Cnty Health Facilities Development Corp
RB (Methodist Hospital) Series 2008A2		0.12%		01/02/13	640,000	640,000

Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources) Series 2008B		0.13%		01/07/13	3,600,000	3,600,000

						4,240,000

Utah 0.2%
Utah Cnty
Hospital RB (IHC Health Services) Series 2002B (LIQ: US Bank, NA)		0.15%		01/07/13	1,000,000	1,000,000

Washington 0.8%
Washington State Housing Finance Commission
M/F Housing RB (Interurban Sr Living Apts) Series 2012 (LOC: US Bank, NA)		0.13%		01/07/13	5,200,000	5,200,000

36 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Wisconsin 2.0%
Wisconsin Health & Educational Facilities Auth
RB (Wheaton Franciscan Services) Series 2003B (LOC: US Bank, NA)		0.12%		01/07/13	12,800,000	12,800,000

Total Variable-Rate Securities
(Cost $458,955,000)						458,955,000

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $645,408,914.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $160,430,000 or 25.3% of net assets.
b	Delayed-delivery security.
c	All or a portion of this security is designated as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 37

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$645,408,914
Cash		20,804
Receivables:
Interest		1,118,406
Prepaid expenses	+	5,807

Total assets		646,553,931

Liabilities

Payables:
Investments bought		11,987,641
Shareholder services fees		8,125
Accrued expenses	+	36,270

Total liabilities		12,032,036

Net Assets

Total assets		646,553,931
Total liabilities	−	12,032,036

Net assets		$634,521,895

Net Assets by Source
Capital received from investors		634,521,895

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$634,521,895		633,893,578		$1.00

38 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$1,316,525

Expenses

Investment adviser and administrator fees		2,100,896
Shareholder service fees		2,100,896
Portfolio accounting fees		91,330
Trustees’ fees		30,388
Professional fees		29,612
Registration fees		24,878
Shareholder reports		20,989
Custodian fees		17,010
Transfer agent fees		15,057
Interest expense		1,190
State filing fee reimbursement (Note 5)		(1,938)
Other expenses	+	14,127

Total expenses		4,444,435
Expense reduction by CSIM and its affiliates[1]	−	3,184,040
Custody credits	−	3,997

Net expenses	−	1,256,398

Net investment income		60,127

Realized Gains (Losses)

Net realized gains on investments		41,652

Increase in net assets resulting from operations		$101,779

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $1,938. See financial note 5 for additional information.

See financial notes 39

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$60,127	$60,143
Net realized gains	+	41,652	47,034

Increase in net assets from operations		101,779	107,177

Distributions to Shareholders

Distributions from net investment income		(60,127)	(60,143)
Distributions from net realized gains	+	(12,677)	(29,792)

Total distributions		(72,804)	(89,935)

Transactions in Fund Shares*

Shares sold		1,377,163,481	1,614,916,925
Shares reinvested		71,150	88,098
Shares redeemed	+	(1,339,212,655)	(1,653,156,263)

Net transactions in fund shares		38,021,976	(38,151,240)

Net Assets

Beginning of period		596,470,944	634,604,942
Total increase or decrease	+	38,050,951	(38,133,998)

End of period		$634,521,895	$596,470,944

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

40 See financial notes

Schwab Pennsylvania Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	(0.00)[1]		0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		—		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.04		0.19		1.74

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.20	[2]	0.28	[2]	0.36	[2]	0.59	[2,3]	0.65
Gross operating expenses	0.75		0.74		0.74		0.76		0.75
Net investment income (loss)	0.01		0.01		0.01		0.20		1.71
Net assets, end of period ($ x 1,000,000)	552		485		465		529		631

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 41

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

15.8%	Fixed-Rate Securities	87,014,454	87,014,454
84.1%	Variable-Rate Securities	464,162,278	464,162,278

99.9%	Total Investments	551,176,732	551,176,732
0.1%	Other Assets and Liabilities, Net		782,604

100.0%	Net Assets		551,959,336

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 15.8% of net assets

Pennsylvania 13.5%
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2010A		5.00%		05/15/13	300,000	305,018

Allegheny Cnty IDA
RB (St. Joseph High School) Series 2009 (LOC: PNC Bank NA)		0.40%		12/01/13	6,000,000	6,000,000

Franklin Cnty IDA
RB (Chambersburg Hospital) Series 2010 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.28%		01/24/13	9,880,000	9,880,000

Monroeville Finance Auth
RB (Univ of Pittsburgh Medical Center) Series 2012		2.00%		02/15/13	3,385,000	3,392,203

Pennsylvania
First Refunding GO Bonds Series 2009		4.00%		07/15/13	200,000	203,840

GO Bonds First Series 2008		5.00%		05/15/13	150,000	152,532

GO Bonds First Series 2010A		5.00%		02/15/13	350,000	352,010

GO Bonds Second Series 2003		5.00%		07/01/13	700,000	716,351

GO Bonds Second Series 2004		5.50%		06/01/13	175,000	178,642

GO Bonds Second Series 2008		5.00%		02/15/13	950,000	955,474

GO Bonds Third Refunding Series 2004		5.25%		07/01/13	100,000	102,410

GO Bonds Third Series 2004		5.00%		09/01/13	100,000	103,047

GO Bonds Third Series 2010A		5.00%		07/15/13	120,000	122,920

Pennsylvania HFA
S/F Mortgage RB Series 2010-109		1.40%		10/01/13	895,000	901,329

Pennsylvania Higher Educational Facilities Auth
RB (Robert Morris College) Series 2000F2 (LOC: PNC Bank NA)		0.40%		05/01/13	2,000,000	2,000,000

Pennsylvania State Univ
Refunding Bonds Series 2009B		0.22%		06/01/13	7,500,000	7,500,000

Univ Bonds Series 2009A		4.00%		03/01/13	250,000	251,456

Philadelphia
Water & Wastewater Refunding RB Series 2012		1.00%		11/01/13	2,645,000	2,660,597

42 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Pittsburgh Water & Sewer Auth
Sub Refunding RB Series 2008C1A (LOC: Federal Home Loan Bank)		0.40%		09/01/13	2,500,000	2,500,000

Sub Refunding RB Series 2008C1B (LOC: Federal Home Loan Bank)		0.40%		09/01/13	4,000,000	4,000,000

Univ of Pittsburgh
Capital Project & Refunding Bonds Series 2002B		5.50%		09/15/13	500,000	518,024

Capital Project & Refunding Bonds Series 2005C		0.21%		01/09/13	20,000,000	20,000,000

Capital Project & Refunding Bonds Series 2007B		0.20%		02/05/13	4,866,000	4,866,000

Univ Capital Project & Refunding Bonds Series 2000A		5.00%		09/15/13	350,000	361,240

Washington Cnty Hospital Auth
Hospital RB (Washington Hospital) Series 2001B (LOC: PNC Bank NA)		0.45%		07/01/13	6,355,000	6,355,000

						74,378,093

California 0.2%
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004I		0.24%		09/09/13	1,000,000	1,000,000

Colorado 1.3%
Broomfield
Sales & Use Tax Refunding RB Series 2012A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/25/13	5,000,000	5,000,000

Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2009B1 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	2,000,000	2,000,000

						7,000,000

Maryland 0.8%
Maryland Economic Development Corp
Lease RB (Maryland Aviation Administration Facilities) Series 2003 (ESCROW)		5.38%		06/01/13	4,540,000	4,636,361

Total Fixed-Rate Securities
(Cost $87,014,454)						87,014,454

Variable-Rate Securities 84.1% of net assets

Pennsylvania 69.5%
Adams Cnty IDA
RB (Brethren Home Community) Series 2007 (LOC: PNC Bank NA)		0.13%		01/07/13	4,000,000	4,000,000

Allegheny Cnty IDA
RB (Oakland Catholic High School) Series 2012 (LOC: PNC Bank NA)		0.13%		01/07/13	5,750,000	5,750,000

Beaver Cnty IDA
Pollution Control Refunding RB (FirstEnergy Nuclear Generation) Series 2006B (LOC: Citibank, NA)		0.13%		01/02/13	5,670,000	5,670,000

Pollution Control Refunding RB (FirstEnergy Nuclear Generation) Series 2008C (LOC: Bank of Nova Scotia)		0.11%		01/02/13	8,350,000	8,350,000

Pollution Control Refunding RB (PA Electric Co) Series 2005B (LOC: UBS AG)		0.08%		01/02/13	575,000	575,000

Berks Cnty Municipal Auth
RB (Reading Hospital & Medical Center) Series 2012A (LIQ: Bank of America, NA)	a	0.15%		01/07/13	3,750,000	3,750,000

Butler Cnty IDA
RB (Butler Cnty Family YMCA) Series 2005 (LOC: PNC Bank NA)		0.14%		01/07/13	3,990,000	3,990,000

Chester Cnty Industrial Dev Auth
Student Housing RB Series 2008A2 (LOC: TD Bank NA)		0.13%		01/07/13	4,045,000	4,045,000

See financial notes 43

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Commonwealth Financing Auth
RB Series 2006A (LIQ: JPMorgan Chase Bank, NA)	a	0.15%		01/07/13	9,850,000	9,850,000

Cumberland Cnty Municipal Auth
RB (Presbyterian Homes) Series 1993A (LOC: Manufacturers & Traders Trust Co)		0.15%		01/07/13	2,000,000	2,000,000

Delaware Cnty IDA
Water Facilities RB (Aqua Pennsylvania) Series 2005A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.18%		01/07/13	315,000	315,000

Delaware River Port Auth
Refunding RB Series 2008B (LOC: TD Bank NA)		0.11%		01/07/13	220,000	220,000

Emmaus General Auth
Local Government RB (Saucon Valley SD) Series 1989G19 (LOC: US Bank, NA)		0.12%		01/07/13	600,000	600,000

Geisinger Auth
Health System RB (Geisinger Health) Series 2011A1 (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,795,000	4,795,000

Health System RB (Geisinger Health) Series 2011B (LIQ: JPMorgan Chase Bank, NA)		0.08%		01/02/13	9,210,000	9,210,000

Health System RB (Geisinger Health) Series 2011C (LIQ: JPMorgan Chase Bank, NA)		0.08%		01/02/13	6,155,000	6,155,000

Lancaster Cnty Hospital Auth
Health Center RB (Masonic Homes) Series 2008D (LOC: JPMorgan Chase Bank, NA)		0.10%		01/02/13	12,300,000	12,300,000

RB (Landis Homes Retirement Community) Series 2002 (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	4,370,000	4,370,000

RB (Landis Homes Retirement Community) Series 2009 (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	11,950,000	11,950,000

Luzerne Cnty Converntion Center Auth
Hotel Room Rental Tax RB Series 2012 (LOC: PNC Bank NA)		0.12%		01/07/13	6,325,000	6,325,000

Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2004A (GTY: Berkshire Hathaway Assurance Corp /LIQ: Citibank, NA)	a	0.19%		01/07/13	5,000,000	5,000,000

Water Facility Refunding RB (Pennsylvania-American Water) Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	5,000,000	5,000,000

North Hampton Cnty
RB (Binney & Smith) Series 1997A (LOC: JPMorgan Chase Bank, NA)		0.30%		01/07/13	7,500,000	7,500,000

Owen J. Roberts SD
GO Notes Series 2006 (LIQ: JPMorgan Chase Bank, NA)	a	0.15%		01/07/13	1,375,000	1,375,000

Pennsylvania
GO Bonds Second Series 2007A (LIQ: Branch Banking & Trust Co)	a	0.13%		01/07/13	13,455,000	13,455,000

Pennsylvania Economic Development Financing Auth
Exempt Facilities RB (Shippingport) Series 2002A (LOC: Bank of Nova Scotia)		0.11%		01/02/13	4,000,000	4,000,000

Refunding RB (Aqua Pennsylvania) Series 2010A (GTY/LIQ: Wells Fargo Bank, NA)	a	0.21%		01/07/13	7,500,000	7,500,000

Pennsylvania HFA
S/F Mortgage RB Series 2002-75A (LIQ: Barclays Bank Plc)		0.15%		01/07/13	11,270,000	11,270,000

S/F Mortgage RB Series 2003-79B (LIQ: Barclays Bank Plc)		0.15%		01/07/13	5,600,000	5,600,000

S/F Mortgage RB Series 2004-81C (LIQ: Royal Bank of Canada)		0.13%		01/07/13	13,610,000	13,610,000

S/F Mortgage RB Series 2004-83B (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.15%		01/07/13	4,695,000	4,695,000

S/F Mortgage RB Series 2005-91B (LIQ: Bank of Tokyo Mitsubishi UFJ, Ltd)		0.15%		01/07/13	24,305,000	24,305,000

S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A (LIQ: Morgan Stanley Bank NA)	a	0.24%		01/07/13	717,278	717,278

44 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
S/F Mortgage RB Series 2006-94B (LIQ: PNC Bank NA)		0.12%		01/07/13	2,700,000	2,700,000

S/F Mortgage RB Series 2006-99A, 2007-99A&100A (LIQ: Citibank, NA)	a	0.19%		01/07/13	1,040,000	1,040,000

Pennsylvania Higher Educational Facilities Auth
RB (Assoc of Independent Colleges & Univs of PA) Series 2001-I1 (LOC: Manufacturers & Traders Trust Co)		0.16%		01/07/13	5,500,000	5,500,000

RB (Drexel Univ) Second Series 2000 (LOC: JPMorgan Chase Bank, NA)		0.11%		01/07/13	1,000,000	1,000,000

RB (Drexel Univ) Series 2005C (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	2,190,000	2,190,000

RB (Thomas Jefferson Univ) Series 2008B (LOC: JPMorgan Chase Bank, NA)		0.15%		01/07/13	2,990,000	2,990,000

Pennsylvania State Turnpike Commission
Sub Special RB Series 2011B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,030,000	4,030,000

Turnpike RB Series 2011C1 (GTY/LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	6,955,000	6,955,000

Pennsylvania State Univ
Bonds Series 2007A (GTY/LIQ: US Bank, NA)	a	0.21%		01/07/13	13,995,000	13,995,000

Philadelphia
Airport Refunding RB Series 2005C1 (LOC: TD Bank NA)		0.15%		01/07/13	14,225,000	14,225,000

Airport Refunding RB Series 2005C2 (LOC: Royal Bank of Canada)		0.15%		01/07/13	8,200,000	8,200,000

GO Refunding Bonds Series 2009B (LOC: Royal Bank of Canada)		0.11%		01/07/13	5,040,000	5,040,000

Water & Wastewater RB Series 1997B (LOC: TD Bank NA)		0.11%		01/07/13	4,485,000	4,485,000

Water & Wastewater Refunding RB Series 2007B (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	2,880,000	2,880,000

Philadelphia IDA
Lease Refunding RB Series 2007B1 (LOC: JPMorgan Chase Bank, NA)		0.15%		01/07/13	11,105,000	11,105,000

Lease Refunding RB Series 2007B2 (LOC: TD Bank NA)		0.10%		01/07/13	10,800,000	10,800,000

RB (Girard Estate Aramark Tower) Series 2002 (LOC: JPMorgan Chase Bank, NA)		0.20%		01/07/13	1,650,000	1,650,000

Philadelphia Municipal Auth
Lease RB Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	6,505,000	6,505,000

Philadelphia SD
GO Refunding Bonds Series 2009C (LOC: TD Bank NA)		0.11%		01/07/13	10,150,000	10,150,000

GO Refunding Bonds Series 2010F (LOC: Barclays Bank Plc)		0.13%		01/07/13	4,000,000	4,000,000

GO Refunding Bonds Series 2010G (LOC: Wells Fargo Bank, NA)		0.14%		01/07/13	2,575,000	2,575,000

Pittsburgh Water & Sewer Auth
First Lien Refunding RB Series 2008B2 (LOC: PNC Bank NA)		0.14%		01/07/13	7,200,000	7,200,000

St. Mary Hospital Auth
RB (Catholic Health Initiatives) Series 2004C		0.14%		01/07/13	23,540,000	23,540,000

Univ of Pittsburgh
Capital Project Bonds Series 2009B (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	4,135,000	4,135,000

Washington Cnty Auth
Refunding RB (Univ of Pennsylvania) Series 2004		0.13%		01/07/13	10,380,000	10,380,000

Washington Cnty Hospital Auth
Hospital RB (Monongahela Valley) Series 2011A (LOC: PNC Bank NA)		0.12%		01/07/13	3,380,000	3,380,000

Wilkes-Barre Finance Auth
College RB (King’s College) Series 2007 (LOC: PNC Bank NA)		0.13%		01/07/13	800,000	800,000

Wilkinsburg Municipal Authority PA
RB (Monroeville Christian/Judea Foundation) Series 2006 (LOC: RBS Citizens NA)		0.26%		01/07/13	3,720,000	3,720,000

						383,417,278

See financial notes 45

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

California 0.2%
Contra Costa Cnty
M/F Housing RB (Avalon Walnut Creek at Contra Costa Centre) Series 2006A (LOC: Bank of America, NA)		0.17%		01/07/13	1,000,000	1,000,000

Florida 1.2%
Broward Cnty Educational Facilities Auth
RB (Nova Southeastern Univ) Series 2008A (LOC: Bank of America, NA)		0.13%		01/02/13	1,700,000	1,700,000

Jacksonville HFA
M/F Housing RB (Hartwood Apts) Series 2006 (LOC: Freddie Mac)		0.15%		01/07/13	5,035,000	5,035,000

						6,735,000

Georgia 1.3%
Atlanta Urban Residential Finance Auth
M/F Housing RB (M St Apts) Series 2003 (LOC: Freddie Mac)		0.18%		01/07/13	7,000,000	7,000,000

Nevada 0.1%
Nevada Housing Division
M/F Housing RB (Sierra Pointe Apts) Series 2005 (LOC: Fannie Mae)		0.15%		01/07/13	365,000	365,000

New York 1.9%
New York State HFA
Housing RB (Tribeca Landing) Series 1997A (LOC: Fannie Mae)		0.15%		01/07/13	1,000,000	1,000,000

New York State Mortgage Agency
Homeowner Mortgage RB Series 153 (LIQ: Barclays Bank Plc)		0.15%		01/07/13	9,795,000	9,795,000

						10,795,000

Puerto Rico 3.2%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A & Sr Series 2009C (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	2,000,000	2,000,000

Sales Tax RB Series 2007A (LIQ: Deutsche Bank AG)	a	0.20%		01/07/13	13,000,000	13,000,000

Sales Tax RB Sr Series 2009C (LIQ: Citibank, NA)	a	0.16%		01/07/13	1,000,000	1,000,000

Sales Tax RB Sr Series 2011C (LIQ: Royal Bank of Canada)	a	0.14%		01/07/13	1,500,000	1,500,000

						17,500,000

Texas 1.4%
Lavaca-Navidad River Auth
Water Contract RB (Formosa Plastics) Series 1990 (LOC: Bank of America, NA)		0.22%		01/07/13	3,100,000	3,100,000

Texas
College Student Loan GO Refunding Bonds Series 2006 (LIQ: State Street Bank & Trust Company, NA)		0.14%		01/07/13	4,850,000	4,850,000

						7,950,000

Washington 1.1%
Washington State Housing Finance Commission
M/F RB (Bridgewood at Four Seasons) Series 2002A (LOC: Fannie Mae)		0.19%		01/07/13	1,200,000	1,200,000

M/F RB (Monticello Park) Series 2001A (LOC: Fannie Mae)		0.17%		01/07/13	5,200,000	5,200,000

						6,400,000

46 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Wyoming 0.4%
Wyoming Community Development Auth
Housing RB 2008 Series 2 (LIQ: Bank of New York Mellon)		0.17%		01/07/13	2,000,000	2,000,000

Other Investments 3.8%
Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Royal Bank of Canada)	a	0.25%		01/07/13	11,000,000	11,000,000

Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2 (GTY/LIQ: Royal Bank of Canada)	a	0.25%		01/07/13	10,000,000	10,000,000

						21,000,000

Total Variable-Rate Securities
(Cost $464,162,278)						464,162,278

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $551,176,732.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $148,867,278 or 27.0% of net assets.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 47

 Schwab Pennsylvania Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$551,176,732
Cash		13,755
Receivables:
Investments sold		500,000
Interest		308,283
Prepaid expenses	+	4,103

Total assets		552,002,873

Liabilities

Payables:
Shareholder services fees		5,288
Accrued expenses	+	38,249

Total liabilities		43,537

Net Assets

Total assets		552,002,873
Total liabilities	−	43,537

Net assets		$551,959,336

Net Assets by Source
Capital received from investors		551,957,881
Net realized capital gains		1,455

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$551,959,336		551,701,733		$1.00

48 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$1,016,212

Expenses

Investment adviser and administrator fees		1,678,653
Shareholder service fees		1,678,653
Portfolio accounting fees		88,026
Trustees’ fees		30,006
Professional fees		28,403
Registration fees		23,656
Shareholder reports		17,430
Transfer agent fees		15,040
Custodian fees		13,243
Interest expense		1,331
State filing fee reimbursement (Note 5)		(6,281)
Other expenses	+	10,695

Total expenses		3,578,855
Expense reduction by CSIM and its affiliates[1]	−	2,610,319
Custody credits	−	392

Net expenses	−	968,144

Net investment income		48,068

Realized Gains (Losses)

Net realized gains on investments		18,700

Increase in net assets resulting from operations		$66,768

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $6,281. See financial note 5 for additional information.

See financial notes 49

 Schwab Pennsylvania Municipal Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$48,068	$47,385
Net realized gains (losses)	+	18,700	(2,489)

Increase in net assets from operations		66,768	44,896

Distributions to Shareholders

Distributions from net investment income		(48,068)	(47,385)
Distributions from net realized gains	+	(5,517)	—

Total distributions		(53,585)	(47,385)

Transactions in Fund Shares*

Shares sold		1,358,092,689	1,449,286,140
Shares reinvested		51,952	44,619
Shares redeemed	+	(1,290,787,624)	(1,429,945,107)

Net transactions in fund shares		67,357,017	19,385,652

Net Assets

Beginning of period		484,589,136	465,205,973
Total increase	+	67,370,200	19,383,163

End of period		$551,959,336	$484,589,136

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

50 See financial notes

Schwab Massachusetts AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		—

Total distributions	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.02		0.04		0.06		0.22		1.62

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	[2]	0.27	[2]	0.32	[2]	0.57	[2,3]	0.64
Gross operating expenses	0.75		0.74		0.74		0.77		0.75
Net investment income (loss)	0.01		0.01		0.01		0.18		1.59
Net assets, end of period ($ x 1,000,000)	499		425		485		481		523

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 5)
3 The ratio of net operating expenses would have been 0.54% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 51

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

16.7%		Fixed-Rate Securities	83,242,527	83,242,527
85.0%		Variable-Rate Securities	424,054,000	424,054,000

101.7%		Total Investments	507,296,527	507,296,527
(1	.7)%	Other Assets and Liabilities, Net		(8,312,141)

100.0%		Net Assets		498,984,386

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Securities 16.7% of net assets

Massachusetts 15.6%
Brockton
GO BAN		1.25%		06/14/13	7,000,000	7,029,141

Canton
BAN		1.50%		03/27/13	3,280,331	3,290,086

Hanover
GO BAN		1.25%		09/13/13	8,500,000	8,560,976

Haverhill
GO BAN		1.25%		09/01/13	4,700,000	4,725,839

GO BAN		1.25%		12/01/13	3,500,000	3,527,727

Massachusetts
GO Bonds Consolidated Loan Series 2001D		5.50%		11/01/13	350,000	364,737

GO Bonds Consolidated Loan Series 2001D		6.00%		11/01/13	100,000	104,598

GO Bonds Consolidated Loan Series 2002C		4.13%		11/01/13	135,000	139,172

GO Bonds Consolidated Loan Series 2006D		4.25%		08/01/13	210,000	214,620

GO Bonds Consolidated Loan Series 2007A		5.00%		05/01/13	200,000	203,086

GO Bonds Series 2002C		5.50%		11/01/13	535,000	557,733

GO Bonds Series 2002E		5.50%		01/01/13	1,150,000	1,150,000

GO Refunding Bonds Series 2008A		4.00%		09/01/13	120,000	122,863

Massachusetts Bay Transportation Auth
CP Sales Tax BAN Series A (LIQ: State Street Bank & Trust Company, NA)		0.18%		03/15/13	4,000,000	4,000,000

CP Sales Tax BAN Series B (LIQ: Sumitomo Mitsui Banking Corp)		0.18%		03/06/13	4,000,000	4,000,000

General Transportation System Bonds Series 1998C		5.50%		03/01/13	160,000	161,294

Sr Sales Tax Bonds Series 2003C		5.25%		07/01/13	745,000	763,193

Massachusetts Development Finance Agency
RB (Worcester Polytechnic Institute) Series 2012 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		08/08/13	5,850,000	5,850,000

52 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Health & Educational Facilities Auth
RB (Partners HealthCare) Series 2007G		5.00%		07/01/13	1,200,000	1,228,038

Massachusetts HFA
S/F Housing RB Series 133		4.15%		12/01/13	150,000	154,291

Massachusetts Port Auth
RB Series 2003A (ESCROW)		5.00%		07/01/13	6,915,000	7,077,989

Massachusetts Water Pollution Abatement Trust
State Revolving Fund Bonds Series 14		5.00%		08/01/13	350,000	359,491

State Revolving Fund Bonds Series 15A		5.00%		08/01/13	125,000	128,340

Melrose
GO BAN		1.25%		11/15/13	3,000,000	3,026,320

New Bedford
GO BAN Series C		1.50%		02/08/13	6,000,000	6,006,195

Quincy
GO BAN		1.25%		09/13/13	4,500,000	4,529,129

Stoneham
GO BAN		1.00%		02/22/13	3,177,986	3,181,215

Uxbridge
GO BAN		1.25%		10/18/13	4,210,000	4,243,683

Walpole
GO BAN		1.25%		11/29/13	3,125,000	3,152,771

						77,852,527

New Mexico 1.1%
New Mexico Educational Assistance Foundation
Education Loan Bonds Series 2010-2A2 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.30%		07/25/13	5,390,000	5,390,000

Total Fixed-Rate Securities
(Cost $83,242,527)						83,242,527

Variable-Rate Securities 85.0% of net assets

Massachusetts 74.4%
Massachusetts
GO Bonds Consolidated Loan Series 2006A (LIQ: Wells Fargo Bank, NA)		0.11%		01/02/13	600,000	600,000

GO Bonds Consolidated Loan Series 2012B (LIQ: Bank of America, NA)	a	0.15%		01/07/13	3,470,000	3,470,000

GO Bonds Series 2000B (LIQ: US Bank, NA)		0.11%		01/02/13	1,290,000	1,290,000

GO Consolidated Loan Series 2006B (LIQ: JPMorgan Chase Bank, NA)		0.13%		01/02/13	700,000	700,000

GO Consolidated Loan Series 2007C (LIQ: Citibank, NA)	a	0.14%		01/07/13	6,500,000	6,500,000

GO Consolidated Loan Series 2007C (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	5,000,000	5,000,000

GO Consolidated Loan Series 2007C (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	3,900,000	3,900,000

GO Refunding Bonds Series 1997B (LIQ: JPMorgan Chase Bank, NA)		0.12%		01/07/13	6,685,000	6,685,000

GO Refunding Bonds Series 2001B (GTY/LIQ: Royal Bank of Canada)	a	0.13%		01/07/13	20,000,000	20,000,000

GO Refunding Bonds Series 2001C (LIQ: State Street Bank & Trust Company, NA)		0.11%		01/07/13	650,000	650,000

GO Refunding Bonds Series 2011A		0.43%	01/03/13	02/01/13	100,000	100,000

Transportation Fund RB Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,660,000	4,660,000

See financial notes 53

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Bay Transportation Auth
Assessment Bonds Series 2012A (LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	4,545,000	4,545,000

Sr Sales Tax Bonds Series 2007A1 (LIQ: Wells Fargo & Co)	a	0.14%		01/07/13	3,880,000	3,880,000

Sr Sales Tax Bonds Series 2010A	b	0.22%		07/29/13	5,815,000	5,815,000

Massachusetts Dept of Transportation
Metropolitan Highway System Sub RB Series 2010A4 (LIQ: Barclays Bank Plc)		0.12%		01/07/13	2,800,000	2,800,000

Metropolitan Highway System Sub RB Series 2010A5 (LIQ: Barclays Bank Plc)		0.12%		01/07/13	7,625,000	7,625,000

Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington) Series 2005B (LOC: Bank of America, NA)		0.22%		01/07/13	3,485,000	3,485,000

Higher Education Refunding RB (Smith College) Series 2002		0.12%		01/07/13	9,834,000	9,834,000

RB (Abby Kelley Foster Charter Public School) Series 2008 (LOC: TD Bank NA)		0.12%		01/07/13	4,695,000	4,695,000

RB (Boston Univ) Series U5B (LOC: Federal Home Loan Bank)		0.11%		01/07/13	9,800,000	9,800,000

RB (Boston Univ) Series U6C (LOC: JPMorgan Chase Bank, NA)		0.12%		01/02/13	4,200,000	4,200,000

RB (Jewish Rehabilitation Centers for Living) Series 2011B (LOC: Manufacturers & Traders Trust Co)		0.18%		01/07/13	4,965,000	4,965,000

RB (JHC Assisted Living Corp) Series 1998A (LOC: TD Bank NA)		0.18%		01/07/13	8,460,000	8,460,000

RB (Marine Biological Laboratory) Series 2006 (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	7,690,000	7,690,000

RB (Masonic Nursing Home) Series 2002A (LOC: Manufacturers & Traders Trust Co)		0.15%		01/07/13	7,400,000	7,400,000

RB (Tabor Academy) Series 2007B (LOC: Federal Home Loan Bank)		0.13%		01/07/13	2,725,000	2,725,000

RB (YMCA of Greater Worcester) Series 2006 (LOC: TD Bank NA)		0.12%		01/07/13	4,020,000	4,020,000

Refunding RB (Wentworth Institute of Technology) Series 2007A (LOC: JPMorgan Chase Bank, NA)		0.13%		01/07/13	10,850,000	10,850,000

Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2005I		0.12%		01/07/13	20,055,000	20,055,000

RB (Baystate Medical Center) Series 2009J2 (LOC: JPMorgan Chase Bank, NA)		0.13%		01/02/13	600,000	600,000

RB (Capital Asset Program) Series 2004M4A (LOC: Bank of America, NA)		0.15%		01/07/13	13,700,000	13,700,000

RB (Capital Asset Program) Series M2 (LOC: Bank of America, NA)		0.15%		01/07/13	1,900,000	1,900,000

RB (Children’s Hospital) Series 2010N1 (LOC: TD Bank NA)		0.10%		01/07/13	3,600,000	3,600,000

RB (Children’s Hospital) Series 2010N2 (LOC: TD Bank NA)		0.10%		01/07/13	5,600,000	5,600,000

RB (Harvard Univ) Series 2005C (LIQ: Citibank, NA)	a	0.11%		01/02/13	9,200,000	9,200,000

RB (Harvard Univ) Series R		0.10%		01/02/13	845,000	845,000

RB (Hebrew Rehabilitation Center) Series 2007D (LOC: Bank of America, NA)		0.20%		01/07/13	1,520,000	1,520,000

RB (MIT) Series 2008N (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	2,565,000	2,565,000

RB (MIT) Series 2008N (LIQ: Citibank, NA)	a	0.13%		01/07/13	2,000,000	2,000,000

RB (MIT) Series 2008N (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	11,765,000	11,765,000

RB (Partners HealthCare) Series 2009 I-2 (LIQ: US Bank, NA)		0.10%		01/07/13	6,000,000	6,000,000

RB (Partners HealthCare) Series 2010J1 (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	2,100,000	2,100,000

RB (Tufts Univ) Series 2008N1 (LIQ: US Bank, NA)		0.10%		01/02/13	5,000,000	5,000,000

RB (UMass) Series 2007E&F (LIQ: US Bank, NA)	a	0.13%		01/07/13	16,290,000	16,290,000

Massachusetts Industrial Finance Agency
RB (Groton School) Series 1998B (LIQ: US Bank, NA)		0.13%		01/07/13	11,000,000	11,000,000

54 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Massachusetts Port Auth
RB Series 2005A (GTY/LIQ: US Bank, NA)	a	0.13%		01/07/13	6,765,000	6,765,000

Massachusetts School Building Auth
Dedicated Sales Tax Bonds Series 2005A (LIQ: Citibank, NA)	a	0.14%		01/07/13	6,200,000	6,200,000

Dedicated Sales Tax Bonds Series 2005A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	6,975,000	6,975,000

Dedicated Sales Tax Bonds Series 2007A (LIQ: Citibank, NA)	a	0.13%		01/07/13	10,670,000	10,670,000

Dedicated Sales Tax Bonds Series 2007A (LIQ: JPMorgan Chase Bank, NA)	a	0.15%		01/07/13	1,315,000	1,315,000

Sr Dedicated Sales Tax Bonds Series 2011B (LIQ: Barclays Bank Plc)	a	0.13%		01/07/13	12,000,000	12,000,000

Sr Dedicated Sales Tax Refunding Bonds Series 2012A (LIQ: JPMorgan Chase Bank, NA)	a	0.14%		01/07/13	7,500,000	7,500,000

Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds Series 2006 (LIQ: Credit Suisse AG)	a	0.13%		01/07/13	7,600,000	7,600,000

State Revolving Fund Bonds Series 14 (LIQ: Morgan Stanley Bank NA)	a	0.18%		01/07/13	6,665,000	6,665,000

Massachusetts Water Resources Auth
General Refunding RB Series 2005A (LIQ: Bank of America, NA)	a	0.19%		01/07/13	1,000,000	1,000,000

General Refunding RB Series 2007B (LIQ: Branch Banking & Trust Co)	a	0.11%		01/07/13	6,415,000	6,415,000

Sub General Refunding RB Series 2008A2 (LIQ: TD Bank NA)		0.11%		01/07/13	5,955,000	5,955,000

Metropolitan Boston Transit Parking Corp
Sr Lien Parking RB Series 2011 (GTY/LIQ: Wells Fargo Bank, NA)	a	0.16%		01/07/13	6,000,000	6,000,000

Univ of Massachusetts Building Auth
Refunding RB Sr Series 2011-1 (LIQ: Wells Fargo Bank, NA)		0.13%		01/07/13	6,900,000	6,900,000

Refunding RB Sr Series 2011-2	b	0.22%		07/29/13	9,005,000	9,005,000

						371,049,000

Arizona 0.7%
Apache Cnty IDA
IDRB (Tucson Electric Power) Series 1983A (LOC: US Bank, NA)		0.14%		01/07/13	3,300,000	3,300,000

California 1.2%
California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006C		0.12%		01/07/13	700,000	700,000

California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2009C1		0.13%		01/07/13	4,295,000	4,295,000

Loma Linda
Hospital RB (Loma Linda Univ Medical Center) Series 2008B (LOC: Bank of America, NA)		0.12%		01/07/13	1,100,000	1,100,000

						6,095,000

Florida 0.5%
Broward Cnty Educational Facilities Auth
RB (Nova Southeastern Univ) Series 2008A (LOC: Bank of America, NA)		0.13%		01/02/13	550,000	550,000

Univ of South Florida Research Foundation
RB Series 2004A (LOC: Bank of America, NA)		0.17%		01/07/13	1,800,000	1,800,000

						2,350,000

Georgia 1.9%
Burke Cnty Development Auth
Pollution Control RB (Georgia Power Plant Vogtle) First Series 2009		0.16%		01/02/13	5,600,000	5,600,000

See financial notes 55

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity	Date	($)	($)
Macon Water Auth
Water & Sewer RB Series 2012		0.13%		01/07/13	4,000,000	4,000,000

						9,600,000

Illinois 3.1%
Chicago
GO Project & Refunding Bonds Series 2008C (LIQ: Deutsche Bank AG)	a	0.15%		01/07/13	3,000,000	3,000,000

Illinois Finance Auth
RB (Advocate Health Care Network) Series 2008C2B (LIQ: JPMorgan Chase Bank, NA)		0.14%		01/07/13	6,500,000	6,500,000

RB (Resurrection Health Care) Series 2005B (LOC: JPMorgan Chase Bank, NA)		0.13%		01/02/13	6,175,000	6,175,000

						15,675,000

Puerto Rico 2.6%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Sr Series 2009C (LIQ: Citibank, NA)	a	0.16%		01/07/13	12,910,000	12,910,000

Texas 0.6%
Lower Colorado River Auth
Transmission Contract Refunding RB Series 2009 (GTY/LIQ: Wells Fargo & Co)	a	0.16%		01/07/13	1,925,000	1,925,000

Lower Neches Valley Auth
RB (ExxonMobil) Series 2012		0.09%		01/02/13	1,150,000	1,150,000

						3,075,000

Total Variable-Rate Securities
(Cost $424,054,000)						424,054,000

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $507,296,527.

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $204,055,000 or 40.9% of net assets.
b	Illiquid security. At the period end, the value of these amounted to $14,820,000 or 3.0% of net assets.

56 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
GTY —	Guaranty agreement
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
LIQ —	Liquidity agreement
LOC —	Letter of credit
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 57

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value (Note 2a)		$507,296,527
Cash		40,966
Receivables:
Interest		721,940
Prepaid expenses	+	4,658

Total assets		508,064,091

Liabilities

Payables:
Investments bought		9,043,364
Shareholder services fees		4,452
Accrued expenses	+	31,889

Total liabilities		9,079,705

Net Assets

Total assets		508,064,091
Total liabilities	−	9,079,705

Net assets		$498,984,386

Net Assets by Source
Capital received from investors		498,984,386

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$498,984,386		498,376,601		$1.00

58 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$859,889

Expenses

Investment adviser and administrator fees		1,539,890
Shareholder service fees		1,539,890
Portfolio accounting fees		86,308
Trustees’ fees		29,905
Professional fees		28,255
Registration fees		22,948
Shareholder reports		16,080
Transfer agent fees		15,042
Custodian fees		12,864
Interest expense		1,033
State filing fee reimbursement (Note 5)		(8,254)
Other expenses	+	9,955

Total expenses		3,293,916
Expense reduction by CSIM and its affiliates[1]	−	2,475,994
Custody credits	−	2,090

Net expenses	−	815,832

Net investment income		44,057

Realized Gains (Losses)

Net realized gains on investments		74,504

Increase in net assets resulting from operations		$118,561

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $8,254. See financial note 5 for additional information.

See financial notes 59

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$44,057	$44,874
Net realized gains	+	74,504	296,274

Increase in net assets from operations		118,561	341,148

Distributions to Shareholders

Distributions from net investment income		(44,057)	(44,874)
Distributions from net realized gains	+	(44,850)	(135,671)

Total distributions		(88,907)	(180,545)

Transactions in Fund Shares*

Shares sold		1,191,002,413	1,272,167,495
Shares reinvested		87,682	178,513
Shares redeemed	+	(1,116,826,759)	(1,332,422,323)

Net transactions in fund shares		74,263,336	(60,076,315)

Net Assets

Beginning of period		424,691,396	484,607,108
Total increase or decrease	+	74,292,990	(59,915,712)

End of period		$498,984,386	$424,691,396

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

60 See financial notes

 Schwab Municipal Money Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab New York AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund each offer one share class: Sweep Shares.

Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the funds. Each share has a par value of 1/1,000 of a cent, and the Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 61

 Schwab Municipal Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The levels associated with valuing the funds’ investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

62

 Schwab Municipal Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the funds’ financial statement disclosures.

3. Credit and Liquidity Enhancements:

A substantial portion of the funds’ investments are in securities with credit enhancements and/or liquidity enhancements from financial institutions or corporations. These enhancements are employed by the issuers of the securities to reduce credit risk and provide liquidity for the purchaser. The following table provides detail on the approximate percentage of each fund’s investments in securities with these types of enhancements, as well as the name of the entity providing the largest proportion of enhancements in each fund.

 63

 Schwab Municipal Money Funds

Financial Notes (continued)

3. Credit and Liquidity Enhancements (continued):

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

% of investments in securities with credit enhancements or liquidity enhancements	76%	71%	85%	75%
Largest % of investments in securities with credit enhancements or liquidity enhancements from a single institution	13% (JP Morgan Chase Group)	18% (Wells Fargo Group)	12% (JP Morgan Chase Group)	13% (JP Morgan Chase Group)

For additional information, please refer to the funds’ Portfolio Holdings.

4. Risk Factors:

Investment Risk. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

Credit Risk. A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor or liquidity provider of a portfolio investment fails to honor its obligations. For fixed rate investments, negative perceptions of the ability of an issuer, guarantor or liquidity provider to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The fund’s investments in securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity Support Provider Risk. The funds may invest a substantial portion of its assets in securities with guarantees and/or liquidity supports provided by a bank or other financial institution, and the existence and nature of such supports may be a significant factor in the investment adviser’s decision-making process. Generally, these enhancements are employed by the issuers of the securities to reduce credit risk and provide enhanced or back-up liquidity for purchasers, such as the funds. Adverse developments affecting these banks and financial institutions could therefore have a negative effect on the value of a fund’s holdings. For example, a rating agency downgrade of a credit or liquidity support provider may adversely affect the value of securities held by a fund. Any decline in the value of the securities held by a fund could cause the fund’s share price or yield to fall. To the extent that a portion of a fund’s underlying investments are guaranteed by the same bank or financial institution, these risks may be increased.

64

 Schwab Municipal Money Funds

Financial Notes (continued)

4. Risk Factors (continued):

State and Regional Risk. State and regional factors could affect a fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as elimination of tax-exempt status, also could affect performance. In addition, a municipality or municipal project that relies directly or indirectly on national governmental funding mechanisms may be negatively affected by the national government’s current budgetary constraints.

Investment Concentration Risk. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Taxable Determinations Risk. Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for investments in other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income. Also, some types of municipal securities produce income that is subject to the AMT.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

Money Market Risk. The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of these and other principal risks of investing in the funds.

5. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

 65

 Schwab Municipal Money Funds

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the sweep shares of the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Sweep shares of the funds are also subject to an annual sweep administration fee up to the amount set forth below. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares*	0.22%	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

Contractual Expense Limitation

CSIM and its affiliates have made an additional agreement (“expense limitation”) with each fund for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses. The expense limitation as a percentage of average daily net assets is as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Sweep Shares	0.65%	0.65%	0.65%	0.65%
Value Advantage Shares*	0.45%	n/a	n/a	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ average daily assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. CSIM and its affiliates may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any

66

 Schwab Municipal Money Funds

Financial Notes (continued)

5. Affiliates and Affiliated Transactions (continued):

net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab New York AMT Tax-Free Money Fund
Sweep Shares	$4,886,210	$5,905,518	$7,372,882	$18,164,610
Value Advantage Shares	785,362	781,824	929,692	$2,496,878
Schwab New Jersey AMT Tax-Free Money Fund	2,100,964	2,335,709	2,612,447	$7,049,120
Schwab Pennsylvania Municipal Money Fund	1,357,923	1,709,300	2,126,312	$5,193,535
Schwab Massachusetts AMT Tax-Free Money Fund	1,502,176	1,698,125	2,020,908	$5,221,209

As of December 31, 2012, recoupable expenses expired as follows:

Schwab New York AMT Tax-Free Money Fund
Sweep Shares	$2,246,758
Value Advantage Shares	272,392
Schwab New Jersey AMT Tax-Free Money Fund	922,552
Schwab Pennsylvania Municipal Money Fund	500,907
Schwab Massachusetts AMT Tax-Free Money Fund	564,970

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab New York AMT Tax-Free Money Fund	$10,255,000
Schwab New Jersey AMT Tax-Free Money Fund	1,000,000
Schwab Pennsylvania Municipal Money Fund	13,900,000
Schwab Massachusetts AMT Tax-Free Money Fund	800,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

During the period, the Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund and Schwab Massachusetts AMT Tax-Free Money Fund received a payment of $1,938, $6,281 and $8,254, respectively, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the funds’ shares in prior periods in certain states. These payments are presented in each fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in each fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but

 67

 Schwab Municipal Money Funds

Financial Notes (continued)

6. Board of Trustees (continued):

it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2012, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Undistributed long-term capital gains	$—	$—	$1,455	$—

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the funds had no capital losses deferred and had capital losses utilized as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Capital losses utilized	$—	$—	$2,489	$—

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Current period distributions
Tax-exempt income	$201,673	$60,127	$48,068	$44,057
Ordinary income	166,756	5,806	—	2,748
Long-term capital gains	2,057	6,871	5,517	42,102

Prior period distributions
Tax-exempt income	$202,301	$60,143	$47,385	$44,874
Ordinary income	17,622	—	—	25,438
Long-term capital gains	103,641	29,792	—	110,233

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income

68

 Schwab Municipal Money Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Capital shares	$126,637	$28,975	$9,239	$29,654
Net realized capital gains and losses	(126,637)	(28,975)	(9,239)	(29,654)

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the funds did not incur any interest or penalties.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab New York AMT Tax-Free Money Fund, Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund and Schwab Massachusetts AMT Tax-Free Money Fund (four of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

70

Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends under Internal Revenue Code section 852(b)(5) and under California Revenue and Taxation Code section 17145 for the year ended December 31, 2012.

Percentage

Schwab New York AMT Tax-Free Money Fund	100%
Schwab New Jersey AMT Tax-Free Money Fund	100%
Schwab Pennsylvania Municipal Money Fund	100%
Schwab Massachusetts AMT Tax-Free Money Fund	100%

For the year ended December 31, 2012, the funds hereby designate the following as a capital gain dividend under Internal Revenue Code section 852(b)(3)(C):

Schwab New York AMT Tax-Free Money Fund	$128,694
Schwab New Jersey AMT Tax-Free Money Fund	35,846
Schwab Pennsylvania Municipal Money Fund	14,756
Schwab Massachusetts AMT Tax-Free Money Fund	71,756

 71

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

72

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

 73

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

74

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

escrow The issuer of an escrowed bond deposits funds in a trust which are verified by a third party to be sufficient to pay the bond’s principal and interest at maturity or at a call date. The funds in the trust are invested in high quality investments, typically US Treasury and Agency obligations which mature at or prior to the bond’s maturity or call date.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

Guaranty (GTY) An instrument issued by a financial institution to unconditionally guarantee the repayment of a security’s principal and interest at maturity. The security will typically carry the rating of the institution which provides the guaranty rather than that of the security’s issuer.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

Letter of Credit (LOC) An instrument issued by a financial institution which unconditionally guarantees the repayment of principal and interest at maturity and upon demand. Many securities known as variable-rate demand obligations (VRDOs) carry LOCs to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly.

Liquidity (LIQ) A liquidity facility is issued by a financial institution to improve the ability of the issuer of the security to meet demands for payment. Many securities known as variable-rate demand obligations (VRDOs) carry liquidity facilities to provide a source of payment to allow the holder of the security to demand repayment after a pre-defined number of days, typically daily or weekly. The issuer of the security must maintain strong long-term ratings and credit characteristics while the liquidity facility is in effect. If the issuer fails to meet certain predetermined financial conditions, the financial institution may terminate its obligation without notice.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond

 75

and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

76

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To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
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Schwab Target 2025 Fund
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Schwab Target 2040 Fund
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Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
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Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13859-16
00093387

Annual report dated December 31, 2012, enclosed.

Schwab Money Market Fundtm

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Schwab Money Market Fundtm

Annual Report
December 31, 2012

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning the Schwab Money Market Fund. This fund is part of CSIM’s core investment solutions for investing in short-term money market securities, and is designed to provide investors with stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, interest rates on money market securities remained low. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. Overseas, concerns earlier this year regarding the euro zone’s sovereign debt crisis began to fade as European leaders passed legislation to try to resolve the situation, while the European Central Bank provided significant funds to banks at very low interest rates.

In other industry matters, money market fund reform was heavily debated in 2012, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about the Schwab Money Market Fund, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about this product by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

2 Schwab Money Market Fund

Fund Management

Linda Klingman, Managing Director and Head of Taxable Money Market Strategies, leads the portfolio management team of Schwab’s prime and government taxable money funds. Ms. Klingman is also responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management, Inc. for five years. She has managed money market funds since 1988.

Mike Neitzke, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2001, Mr. Neitzke spent 10 years as a principal at Wells Capital Management, where he managed taxable money market funds, including SEC-registered and ERISA-qualified funds. Prior to that, he was a portfolio manager with Union Capital Advisors in Los Angeles. He has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he was a senior trader of the taxable money market funds at American Century Investments for three years.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Schwab Money Market Fund 3

Schwab Money Market Fund

The Schwab Money Market Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government or its agencies or instrumentalities.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

The supply of taxable money market securities that the fund typically buys continued to decline, pressuring yields lower. Short-term Treasuries were an exception, with yields on these securities rising due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements and short-term government securities for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the first quarter of 2012, as a result of ongoing credit concerns, the fund’s exposure to Europe was reduced and weighted average maturities (WAMs) in the low to mid-30s were maintained. But with improved liquidity and market sentiment following the ECB’s LTRO announcement, the fund’s exposure to European institutions was increased. For example, the fund resumed investment in select institutions in France during October, after having eliminated exposure earlier in the year. Over the report period, the fund’s WAM was extended from 33 days to 43 days. The investment adviser continues to closely monitor events across Europe and will adjust portfolio exposures as conditions warrant.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	40.6%
16-30 Days	13.4%
31-60 Days	16.9%
61-90 Days	15.5%
91-120 Days	4.3%
More than 120 Days	9.3%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	43 Days
Credit Quality Of Holdings[3] % of portfolio	99.98% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	11.8%
Financial Company	10.1%
Other	2.8%
Certificate Of Deposit	42.3%
Government Agency Debt	4.0%
Other Instrument	6.0%
Variable Rate Demand Note	1.2%
Other Note	3.2%
Repurchase Agreement
Government Agency	13.8%
Treasury	2.2%
Other	2.6%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

4 Schwab Money Market Fund

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Money Market Fund
Sweep
Shares

Ticker Symbol	SWMXX
Minimum Initial Investment	*

Seven-Day Yield[1]	0.01%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.05%

Seven-Day Effective Yield[1]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.37% to the seven-day yield.

Schwab Money Market Fund 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab Money Market Fundtm
Actual Return	0.31%	$1,000	$1,000.10	$1.56
Hypothetical 5% Return	0.31%	$1,000	$1,023.58	$1.58

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

6 Schwab Money Market Fund

Schwab Money Market Fund™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.01		0.01		0.01		0.10		2.26

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[3]	0.25	[3]	0.33	[3]	0.53	[3,4]	0.71 [5]
Gross operating expenses	0.73		0.73		0.73		0.77		0.75
Net investment income (loss)	0.01		0.01		0.01		0.10		2.34
Net assets, end of period ($ x 1,000,000)	14,589		14,352		13,409		14,098		14,295

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate.
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.70%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 7

 Schwab Money Market Fund

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

70.2%	Fixed-Rate Obligations	10,246,497,590	10,246,497,590
11.2%	Variable-Rate Obligations	1,631,844,667	1,631,844,667
18.6%	Repurchase Agreements	2,705,445,335	2,705,445,335

100.0%	Total Investments	14,583,787,592	14,583,787,592
0.0%	Other Assets and Liabilities, Net		4,996,026

100.0%	Net Assets		14,588,783,618

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 70.2% of net assets

Asset Backed Commercial Paper 11.8%
Alpine Securitization Corp	a,b,c	0.46%		02/04/13	6,000,000	5,997,393
	a,b,c	0.40%		02/26/13	11,251,000	11,243,999

Atlantis One Funding Corp	a,b,c	0.53%		01/02/13	73,000,000	72,998,925
	a,b,c	0.53%		01/08/13	1,000,000	999,897
	a,b,c	0.52%		01/24/13	1,000,000	999,668
	a,b,c	0.25%		01/25/13	3,000,000	2,999,500
	a,b,c	0.50%		03/04/13	29,000,000	28,975,028
	a,b,c	0.39%		04/01/13	9,000,000	8,991,225
	a,b,c	0.41%		04/01/13	15,000,000	14,984,625

CAFCO, LLC	a,b,c	0.60%		02/22/13	38,000,000	37,967,067
	a,b,c	0.40%		03/21/13	40,000,000	39,964,889

Cancara Asset Securitisation, LLC	a,b,c	0.22%		01/02/13	22,000,000	21,999,866
	a,b,c	0.25%		01/04/13	21,000,000	20,999,562
	a,b,c	0.23%		01/16/13	1,000,000	999,904
	a,b,c	0.23%		01/17/13	21,000,000	20,997,853
	a,b,c	0.25%		02/11/13	13,000,000	12,996,299

Chariot Funding, LLC	a,b,c	0.24%		01/03/13	14,098,000	14,097,812
	a,b,c	0.24%		01/04/13	11,066,000	11,065,779
	a,b,c	0.25%		01/11/13	1,000,000	999,931
	a,b,c	0.25%		01/14/13	12,000,000	11,998,917
	a,b,c	0.24%		01/15/13	10,000,000	9,999,067
	a,b,c	0.22%		02/15/13	15,000,000	14,995,875
	a,b,c	0.34%		02/22/13	15,097,000	15,089,586
	a,b,c	0.33%		02/25/13	25,000,000	24,987,396
	a,b,c	0.33%		03/07/13	22,000,000	21,986,892
	a,b,c	0.33%		03/08/13	12,000,000	11,992,740
	a,b,c	0.25%		03/19/13	15,000,000	14,991,979
	a,b,c	0.25%		03/20/13	27,000,000	26,985,375
	a,b,c	0.25%		03/21/13	12,000,000	11,993,417
	a,b,c	0.25%		04/05/13	60,000,000	59,960,833

8 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.32%		06/10/13	21,000,000	20,970,133

Ciesco, LLC	a,b,c	0.37%		03/01/13	10,000,000	9,993,936
	a,b,c	1.00%		03/04/13	109,000,000	108,812,278
	a,b,c	0.37%		03/12/13	2,000,000	1,998,561
	a,b,c	0.37%		03/14/13	42,000,000	41,968,920

CRC Funding, LLC	a,b,c	1.01%		01/25/13	34,000,000	33,977,333
	a,b,c	0.36%		03/22/13	40,000,000	39,968,000

Gemini Securitization Corp, LLC	a,b,c	0.30%		01/10/13	68,000,000	67,994,900

Gotham Funding Corp	a,b,c	0.25%		01/03/13	10,667,000	10,666,852
	a,b,c	0.21%		01/07/13	4,000,000	3,999,860
	a,b,c	0.20%		01/08/13	20,000,000	19,999,222
	a,b,c	0.20%		01/16/13	14,000,000	13,998,833

Govco, LLC	a,b,c	0.37%		02/19/13	50,000,000	49,974,819
	a,b,c	0.38%		03/08/13	10,000,000	9,993,033
	a,b,c	0.37%		03/21/13	51,000,000	50,958,591

Jupiter Securitization Corp	a,b,c	0.25%		01/14/13	8,000,000	7,999,278
	a,b,c	0.25%		01/15/13	50,000,000	49,995,139
	a,b,c	0.33%		02/05/13	100,000,000	99,967,917
	a,b,c	0.27%		03/08/13	14,000,000	13,993,070
	a,b,c	0.25%		03/19/13	17,000,000	16,990,910
	a,b,c	0.25%		03/20/13	25,000,000	24,986,458
	a,b,c	0.25%		04/01/13	11,000,000	10,993,125
	a,b,c	0.25%		05/02/13	28,000,000	27,976,472
	a,b,c	0.32%		05/13/13	5,000,000	4,994,133
	a,b,c	0.32%		06/17/13	20,000,000	19,970,311

Manhattan Asset Funding Capital Co, LLC	a,b,c	0.23%		01/09/13	3,000,000	2,999,847
	a,b,c	0.24%		01/09/13	1,000,000	999,947
	a,b,c	0.24%		01/14/13	25,000,000	24,997,833
	a,b,c	0.25%		02/13/13	6,000,000	5,998,208

Market Street Funding Corp	a,b,c	0.20%		01/04/13	10,044,000	10,043,833
	a,b,c	0.21%		01/08/13	20,000,000	19,999,183
	a,b,c	0.21%		01/15/13	5,372,000	5,371,561
	a,b,c	0.21%		01/17/13	52,057,000	52,052,141
	a,b,c	0.21%		02/05/13	12,000,000	11,997,550
	a,b,c	0.22%		02/26/13	5,000,000	4,998,289
	a,b,c	0.22%		03/06/13	6,500,000	6,497,458
	a,b,c	0.22%		03/07/13	1,500,000	1,499,404
	a,b,c	0.22%		03/11/13	1,500,000	1,499,367
	a,b,c	0.22%		03/12/13	11,025,000	11,020,284

MetLife Short Term Funding, LLC	a,b,c	0.40%		02/05/13	15,000,000	14,994,167
	a,b,c	0.40%		02/11/13	4,000,000	3,998,200
	a,b,c	0.40%		02/19/13	81,000,000	80,955,900
	a,b,c	0.40%		02/20/13	13,000,000	12,992,778
	a,b,c	0.32%		03/25/13	3,000,000	2,997,787

Nieuw Amsterdam Receivables Corp	a,b,c	0.28%		01/09/13	100,000,000	99,993,778
	a,b,c	0.19%		01/25/13	1,000,000	999,873

Sheffield Receivables Corp	a,b,c	0.22%		01/04/13	1,000,000	999,982
	a,b,c	0.25%		01/24/13	5,000,000	4,999,201
	a,b,c	0.25%		02/08/13	24,000,000	23,993,667

						1,725,303,621

See financial notes 9

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Financial Company Commercial Paper 8.7%
Barclays US Funding Corp	a	0.40%		04/29/13	1,000,000	998,689

BNZ International Funding Ltd	a	0.20%		01/07/13	5,000,000	4,999,833
	a	0.22%		02/05/13	30,000,000	29,993,583
	a	0.23%		02/21/13	1,000,000	999,674

Commonwealth Bank of Australia	c	0.22%		01/08/13	12,047,000	12,046,485
	c	0.22%		01/16/13	9,000,000	8,999,175

General Electric Capital Corp		0.32%		02/11/13	35,000,000	34,987,244
		0.31%		02/26/13	3,000,000	2,998,553
		0.30%		03/04/13	9,000,000	8,995,350
		0.23%		03/05/13	82,000,000	81,966,995
		0.23%		03/07/13	155,000,000	154,935,632
		0.23%		04/03/13	4,000,000	3,997,649
		0.21%		04/26/13	19,000,000	18,987,254
		0.21%		04/29/13	11,000,000	10,992,428
		0.25%		06/11/13	45,000,000	44,949,688

HSBC Bank PLC	c	0.30%		04/01/13	32,000,000	31,976,000

HSBC USA, Inc
		0.27%		01/24/13	70,000,000	69,987,925
		0.25%		02/13/13	2,000,000	1,999,403

ING (U.S.) Funding, LLC	a	0.28%		02/01/13	182,000,000	181,956,117

JP Morgan Chase & Co		0.27%		01/04/13	23,000,000	22,999,483
		0.30%		04/02/13	17,000,000	16,987,108
		0.29%		06/03/13	3,000,000	2,996,303

Lloyds TSB Bank PLC		0.25%		01/04/13	28,000,000	27,999,417
		0.25%		01/08/13	29,000,000	28,998,590
		0.26%		01/25/13	15,000,000	14,997,400
		0.26%		03/26/13	10,000,000	9,993,933

Nationwide Building Society		0.45%		01/10/13	45,000,000	44,994,938
		0.30%		02/12/13	25,000,000	24,991,250
		0.29%		02/14/13	2,000,000	1,999,291

Nordea North America, Inc	a	0.34%		02/01/13	41,000,000	40,987,996
	a	0.35%		02/25/13	71,000,000	70,962,034
	a	0.35%		02/27/13	103,000,000	102,942,921

Rabobank USA Financial Corp		0.39%		04/01/13	49,150,000	49,102,079

Skandinaviska Enskilda Banken AB		0.25%		01/22/13	16,000,000	15,997,667
		0.27%		03/01/13	29,000,000	28,987,168

State Street Corp		0.23%		01/09/13	1,000,000	999,949
		0.23%		03/05/13	2,000,000	1,999,195

Swedbank AB		0.35%		06/20/13	43,000,000	42,928,931

Westpac Banking Corp	c	0.40%		01/02/13	5,000,000	4,999,944

						1,263,633,274

Other Commercial Paper 2.8%
Catholic Health Initiatives
Taxable CP Notes Series A		0.22%		01/18/13	35,000,000	35,000,000

10 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Coca-Cola Co	c	0.24%		03/05/13	81,000,000	80,965,980
	c	0.24%		03/06/13	65,000,000	64,972,267

Reckitt Benckiser Treasury Services PLC	a,c	0.56%		01/23/13	25,000,000	24,991,445
	a,c	0.64%		03/08/13	26,000,000	25,969,493
	a,c	0.62%		03/18/13	15,325,000	15,304,941

Toyota Motor Credit Corp	a	0.25%		02/28/13	10,000,000	9,995,972
	a	0.32%		03/11/13	43,000,000	42,973,627
	a	0.27%		03/12/13	4,000,000	3,997,900
	a	0.32%		03/14/13	99,000,000	98,936,640

						403,108,265

Certificate of Deposit 37.2%
Bank of Montreal		0.20%		01/02/13	15,000,000	15,000,000
		0.22%		02/05/13	103,000,000	103,000,000
		0.31%		02/07/13	5,000,000	5,000,052
		0.22%		02/08/13	91,000,000	91,000,000
		0.30%		03/01/13	64,000,000	64,000,000

Bank of Nova Scotia		0.21%		01/23/13	79,000,000	79,000,000
		0.22%		02/06/13	1,000,000	999,995

Bank of the West		0.38%		01/08/13	3,000,000	3,000,000
		0.33%		03/19/13	43,000,000	43,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd
		0.56%		01/02/13	141,000,000	141,000,000
		0.50%		02/01/13	2,000,000	2,000,000
		0.25%		04/12/13	7,000,000	7,000,000
		0.34%		06/24/13	7,000,000	7,000,000
		0.34%		06/26/13	32,000,000	32,000,000
		0.33%		07/09/13	73,000,000	73,000,000

Barclays Bank PLC		0.65%		01/14/13	4,000,000	4,000,000
		0.69%		01/28/13	23,000,000	23,000,000
		0.25%		02/05/13	46,000,000	46,000,000
		0.74%		02/19/13	14,000,000	14,000,000
		0.74%		02/20/13	10,000,000	10,000,000
		0.69%		03/12/13	49,000,000	49,000,000
		0.67%		03/14/13	14,000,000	14,000,000
		0.44%		04/19/13	6,000,000	6,000,000
		0.40%		05/09/13	48,000,000	48,000,000
		0.45%		05/16/13	46,000,000	46,000,000
		0.47%		05/17/13	20,000,000	20,000,000

BNP Paribas		0.38%		02/04/13	72,000,000	72,000,000
		0.34%		03/13/13	121,000,000	121,000,000
		0.28%		03/25/13	10,000,000	10,000,000
		0.60%		06/03/13	77,000,000	77,000,000
		0.60%		06/04/13	63,000,000	63,000,000
		0.59%		06/10/13	8,000,000	8,000,000

Branch Banking & Trust Co		0.25%		02/01/13	86,000,000	86,000,000

Chase Bank USA, NA		0.20%		01/25/13	37,000,000	37,000,000
		0.20%		02/07/13	53,000,000	53,000,000
		0.20%		02/22/13	152,000,000	152,000,000
		0.22%		03/06/13	44,000,000	44,000,000

Commonwealth Bank of Australia		0.22%		01/07/13	37,000,000	37,000,000
		0.33%		02/12/13	74,000,000	74,000,000
		0.22%		03/05/13	89,000,000	89,000,000

See financial notes 11

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Credit Suisse AG		0.50%		01/29/13	152,000,000	152,000,000
		0.39%		02/26/13	2,000,000	2,000,000
		0.33%		05/06/13	37,000,000	37,000,000

Deutsche Bank AG		0.25%		01/30/13	7,000,000	7,000,000
		0.25%		02/15/13	107,000,000	107,000,000
		0.26%		02/21/13	17,000,000	17,000,000
		0.45%		05/14/13	10,000,000	10,000,000
		0.45%		05/15/13	60,000,000	60,000,000
		0.46%		07/09/13	14,000,000	14,000,000

DNB Bank ASA		0.52%		01/08/13	14,000,000	14,000,000
		0.47%		01/22/13	17,000,000	17,000,000
		0.40%		02/19/13	39,000,000	39,000,000
		0.25%		03/05/13	73,000,000	73,000,000
		0.30%		05/13/13	34,000,000	34,000,000

HSBC Bank PLC		0.41%		01/10/13	8,000,000	8,000,000

JPMorgan Chase Bank, NA		0.22%		03/12/13	90,000,000	90,000,000
		0.22%		03/14/13	110,000,000	110,000,000

Lloyds TSB Bank PLC		0.25%		01/25/13	20,000,000	20,000,000
		0.26%		03/25/13	51,000,000	51,000,000
		0.25%		03/26/13	5,000,000	5,000,000

Mitsubishi UFJ Trust & Banking Corp
		0.54%		01/07/13	84,000,000	84,000,000
		0.50%		01/18/13	3,000,000	3,000,000
		0.53%		02/07/13	27,000,000	27,000,000
		0.49%		03/05/13	21,000,000	21,000,000
		0.48%		03/06/13	8,000,000	8,000,000
		0.40%		04/02/13	7,000,000	7,000,000
		0.41%		04/02/13	12,000,000	12,000,000
		0.35%		05/08/13	2,000,000	2,000,000
		0.34%		06/19/13	73,000,000	73,000,000
		0.33%		07/10/13	68,000,000	68,000,000

Mizuho Corporate Bank Ltd		0.26%		01/28/13	52,000,000	52,000,000
		0.25%		02/28/13	8,000,000	8,000,000
		0.25%		03/04/13	19,000,000	19,000,000
		0.26%		03/25/13	22,000,000	22,000,000
		0.27%		03/26/13	93,000,000	93,000,000

National Australia Bank Ltd		0.41%		01/08/13	12,000,000	12,000,000
		0.22%		02/06/13	41,000,000	41,000,000
		0.36%		07/10/13	146,000,000	146,000,000

Nordea Bank Finland PLC		0.24%		02/14/13	78,000,000	78,000,000
		0.21%		04/12/13	66,000,000	66,000,000

Rabobank Nederland		0.51%		01/23/13	37,000,000	37,000,000
		0.48%		03/01/13	14,000,000	14,000,000
		0.37%		04/08/13	15,000,000	15,000,000
		0.34%		04/10/13	43,000,000	43,000,000
		0.36%		04/17/13	29,000,000	29,000,000
		0.30%		05/14/13	17,000,000	17,000,000
		0.30%		06/04/13	94,000,000	94,000,000

Skandinaviska Enskilda Banken AB		0.28%		03/06/13	41,000,000	41,000,000
		0.38%		06/14/13	1,000,000	1,000,000
		0.34%		07/10/13	52,000,000	52,000,000

Societe Generale		0.38%		02/04/13	145,000,000	145,000,000

12 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.68%		07/01/13	53,000,000	53,000,000

State Street Bank & Trust Company, NA		0.19%		01/15/13	177,000,000	177,000,000

Sumitomo Mitsui Banking Corp		0.51%		01/07/13	59,000,000	59,000,000
		0.49%		01/18/13	17,000,000	16,999,960
		0.47%		01/28/13	5,000,000	5,000,000
		0.46%		02/06/13	51,000,000	51,000,000
		0.25%		03/13/13	7,000,000	7,000,000
		0.25%		03/26/13	113,000,000	113,000,000
		0.26%		04/05/13	17,000,000	17,000,000
		0.35%		04/15/13	9,000,000	9,000,000
		0.35%		04/17/13	29,000,000	29,000,000
		0.35%		04/22/13	39,000,000	39,000,000
		0.34%		04/29/13	3,000,000	3,000,000
		0.35%		05/01/13	14,000,000	14,000,000
		0.34%		05/06/13	45,000,000	45,000,000
		0.34%		05/15/13	8,000,000	8,000,000
		0.34%		05/21/13	1,000,000	1,000,000

Sumitomo Mitsui Trust Bank Ltd		0.32%		01/02/13	2,000,000	2,000,000
		0.31%		01/10/13	7,000,000	7,000,000

Svenska Handelsbanken AB		0.24%		01/17/13	17,000,000	17,000,000
		0.23%		01/23/13	3,000,000	3,000,000
		0.34%		02/11/13	85,000,000	85,000,000
		0.24%		02/14/13	67,000,000	67,000,000
		0.24%		03/01/13	9,000,000	9,000,000

Swedbank AB		0.33%		07/10/13	3,000,000	3,000,000

Toronto-Dominion Bank		0.19%		01/02/13	20,000,000	20,000,000
		0.19%		01/04/13	59,000,000	59,000,000
		0.20%		01/14/13	33,000,000	33,000,000
		0.20%		01/16/13	83,000,000	82,999,654
		0.30%		01/25/13	110,000,000	110,000,000
		0.20%		01/29/13	93,000,000	93,000,000
		0.29%		02/08/13	1,000,000	1,000,000
		0.23%		03/05/13	2,000,000	2,000,000
		0.22%		03/11/13	24,000,000	24,000,000
		0.20%		04/29/13	81,000,000	81,000,000

UBS AG		0.42%		01/10/13	2,000,000	2,000,000

Union Bank, NA		0.23%		03/01/13	17,000,000	17,000,000

						5,430,999,661

Government Agency Debt 3.1%
Fannie Mae		0.09%		01/02/13	61,000,000	60,999,856
		0.08%		01/14/13	124,973,000	124,969,615
		0.10%		01/17/13	10,000,000	9,999,556
		0.14%		01/30/13	34,000,000	33,996,302

Federal Home Loan Bank		0.05%		01/04/13	3,000,000	2,999,987
		0.12%		01/04/13	121,000,000	120,998,805
		0.11%		01/09/13	3,000,000	2,999,927
		0.09%		01/11/13	24,000,000	23,999,400
		0.10%		01/11/13	2,350,000	2,349,935
		0.10%		01/18/13	27,000,000	26,998,789

Freddie Mac		0.11%		01/07/13	27,000,000	26,999,505
		0.08%		01/17/13	2,585,000	2,584,914

See financial notes 13

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.08%		01/28/13	18,150,000	18,148,911

						458,045,502

Other Instrument 6.0%
Australia & New Zealand Banking Group Ltd		0.20%		01/02/13	164,000,000	164,000,000
		0.19%		01/03/13	195,000,000	195,000,000
		0.12%		01/07/13	100,000,000	100,000,000
		0.19%		01/07/13	8,000,000	8,000,000

Bank of Nova Scotia		0.03%		01/02/13	155,000,000	155,000,000

Citibank, NA		0.20%		01/04/13	25,000,000	25,000,000

Royal Bank of Canada		0.05%		01/02/13	150,000,000	150,000,000
		0.13%		01/02/13	83,000,000	83,000,000

						880,000,000

Other Note 0.6%
Credit Suisse AG		5.00%		05/15/13	84,000,000	85,407,267

Total Fixed-Rate Obligations
(Cost $10,246,497,590)						10,246,497,590

Variable-Rate Obligations 11.2% of net assets

Financial Company Commercial Paper 1.4%
JP Morgan Chase & Co		0.36%	01/22/13	02/21/13	48,000,000	48,000,000
		0.36%	01/02/13	03/01/13	45,000,000	45,000,000

Westpac Banking Corp	c	0.30%	01/04/13	02/04/13	7,000,000	7,000,000
	c	0.40%	01/07/13	02/07/13	105,000,000	105,000,000

						205,000,000

Certificate of Deposit 5.1%
Bank of Nova Scotia		0.29%	01/22/13	05/21/13	38,000,000	37,999,267
		0.46%	01/02/13	07/26/13	176,000,000	176,000,000

Canadian Imperial Bank of Commerce		0.38%	01/16/13	04/16/13	170,000,000	170,000,000
		0.30%	01/28/13	05/28/13	45,000,000	45,000,000

Sumitomo Mitsui Banking Corp		0.44%	01/02/13	02/04/13	49,000,000	49,000,000

Toronto-Dominion Bank		0.30%	01/22/13	04/22/13	20,000,000	20,000,000
		0.30%	01/28/13	05/28/13	94,000,000	94,000,000

Westpac Banking Corp		0.46%	01/11/13	07/11/13	40,000,000	40,000,000
		0.43%	01/23/13	08/23/13	107,000,000	107,000,000

						738,999,267

Government Agency Debt 0.9%
Freddie Mac		0.30%	01/10/13	11/08/13	125,000,000	125,000,000

Variable Rate Demand Note 1.2%
ABAG Finance Auth
Taxable RB (Public Policy Institute of California) Series 2001	a	0.38%		01/07/13	17,550,000	17,550,000

California
RAN 2012-2013 Series A1	a,c	0.14%		01/02/13	25,000,000	25,000,000

14 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

GFRE Holdings, LLC
Taxable Notes Series 2009A	a	0.21%		01/07/13	1,875,000	1,875,000

New Jersey Economic Development Auth
Lease Refunding RB (Camden Center Urban Renewal) Series 2002A	a	0.31%		01/07/13	14,095,000	14,095,000
Lease Refunding RB (Camden Center Urban Renewal) Series 2002B	a	0.31%		01/07/13	20,000,000	20,000,000

Texas
TRAN Series 2012	a,c	0.14%		01/02/13	103,000,000	103,000,000

						181,520,000

Other Note 2.6%
Commonwealth Bank of Australia	c	0.53%	01/28/13	01/27/14	150,000,000	150,000,000

JPMorgan Chase Bank, NA		0.33%	01/22/13	01/21/14	129,000,000	129,000,000

Royal Bank of Canada		0.40%	01/04/13	01/03/14	100,000,000	100,000,000

Whistlejacket Capital, LLC	d,†	n/a	n/a	n/a	2,325,400	2,325,400

						381,325,400

Total Variable-Rate Obligations
(Cost $1,631,844,667)						1,631,844,667

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 18.6% of net assets

Government Agency Repurchase Agreement 13.8%
Barclays Capital, Inc
Issued 12/12/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $155,084,108, 2.24% - 6.24%, due 08/01/34 - 02/01/42)		0.18%		01/07/13	149,019,370	149,000,000

BNP Paribas Securities Corp
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $337,840,000, 2.50% - 5.50%, due 01/01/27 - 01/01/34)		0.18%		01/02/13	328,003,280	328,000,000

Credit Suisse Securities (USA), LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $140,196,307, 0.00% - 2.36%, due 02/08/13 - 12/14/22)		0.22%		01/02/13	137,447,015	137,445,335
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $147,902,412, 2.00% - 4.00%, due 12/01/27 - 08/01/41)		0.20%		01/07/13	145,005,639	145,000,000

Deutsche Bank Securities, Inc
Issued 12/03/12, repurchase date 03/04/13 (Collateralized by U.S. Government Agency Securities valued at $97,036,717, 2.50% - 6.50%, due 08/01/27 - 11/25/42)		0.21%		01/07/13	93,018,988	93,000,000
Issued 11/16/12, repurchase date 01/10/13 (Collateralized by U.S. Government Agency Securities valued at $103,859,917, 2.24% - 7.00%, due 09/01/20 - 11/15/52)		0.22%		01/07/13	100,031,778	100,000,000
Issued 11/20/12, repurchase date 02/19/13 (Collateralized by U.S. Government Agency Securities valued at $95,874,238, 4.00% - 7.00%, due 08/01/34 - 11/25/42)		0.23%		01/07/13	92,028,213	92,000,000

See financial notes 15

 Schwab Money Market Fund

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Issued 11/26/12, repurchase date 02/25/13 (Collateralized by U.S. Government Agency Securities valued at $31,995,571, 3.00% - 6.50%, due 12/25/31 - 11/25/42)		0.23%		01/07/13	31,008,318	31,000,000
Issued 11/15/12, repurchase date 01/11/13 (Collateralized by U.S. Government Agency Securities valued at $45,760,000, 2.50% - 7.00%, due 08/01/26 - 11/25/42)		0.24%		01/07/13	44,015,547	44,000,000
Issued 11/08/12, repurchase date 01/08/13 (Collateralized by U.S. Government Agency Securities valued at $107,178,168, 2.50% - 7.00%, due 10/20/26 - 11/25/42)		0.25%		01/07/13	103,042,917	103,000,000
Issued 11/09/12, repurchase date 01/09/13 (Collateralized by U.S. Government Agency Securities valued at $13,523,612, 2.00% - 6.50%, due 08/25/31 - 11/25/42)		0.25%		01/07/13	13,005,326	13,000,000

Goldman Sachs & Co
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $105,000,000, 3.50% - 6.00%, due 07/20/38 - 11/20/42)		0.25%		01/02/13	100,001,389	100,000,000
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Government Agency Securities valued at $76,650,000, 3.00% - 5.50%, due 09/15/27 - 11/20/42)		0.22%		01/03/13	73,003,123	73,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $76,650,001, 4.00% - 6.00%, due 03/15/23 - 09/20/42)		0.22%		01/07/13	73,003,123	73,000,000

JP Morgan Securities, LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $206,000,000, 2.00% - 3.00%, due 12/15/39 - 11/01/42)		0.26%		01/02/13	200,002,889	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $27,810,000, 2.00%, due 02/15/42)		0.15%		01/02/13	27,000,788	27,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $309,000,000, 1.50% - 4.03%, due 09/25/29 - 07/16/47)		0.18%		01/02/13	300,003,000	300,000,000

						2,008,445,335

Treasury Repurchase Agreement 2.2%
Barclays Capital, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $71,400,045, 2.00% - 2.38%, due 01/31/16 - 03/31/16)		0.20%		01/02/13	70,000,778	70,000,000
Issued 12/19/12, repurchase date 01/03/13 (Collateralized by U.S. Treasury Securities valued at $249,900,008, 0.13% - 11.25%, due 01/15/13 - 11/15/18)		0.12%		01/03/13	245,012,250	245,000,000

						315,000,000

Other Repurchase Agreement* 2.6%
BNP Paribas Securities Corp
Issued 12/17/12, repurchase date 01/17/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $26,483,432, 4.38%, due 01/11/22)		0.31%		01/07/13	25,004,521	25,000,000
Issued 12/21/12, repurchase date 01/28/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $10,544,578, 2.38% - 6.95%, due 10/30/15 - 10/01/37)		0.31%		01/07/13	10,001,464	10,000,000
Issued 12/31/12, repurchase date 01/30/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $15,750,000, 4.25% - 8.75%, due 1/23/14 - 01/15/42)		0.31%		01/07/13	15,000,904	15,000,000

16 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Credit Suisse Securities (USA), LLC
Issued 12/07/12, repurchase date 03/22/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $144,900,093, 0.00% - 11.50%, due 02/01/15 - 12/20/54)	d	0.73%		03/22/13	126,268,275	126,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $15,750,000)		0.22%		01/02/13	15,000,183	15,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $15,750,000)		0.27%		01/02/13	15,000,225	15,000,000
Issued 11/26/12, repurchase date 03/11/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $17,277,745, 0.00% - 7.95%, due 08/05/15 - 03/14/51)		0.50%		01/07/13	15,008,750	15,000,000

Goldman Sachs & Co
Issued 12/13/12, repurchase date 04/02/13 (Collateralized by U.S. Government Agency Securities valued at $43,050,000, 4.50% - 5.00%, due 06/01/31 - 08/01/41)	d	0.46%		04/02/13	41,057,628	41,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/14/12, repurchase date 04/01/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $137,910,133, 0.50% -11.50%, due 04/14/15 - 12/31/99)		0.55%		01/07/13	120,044,000	120,000,000

						382,000,000

Total Repurchase Agreements
(Cost $2,705,445,335)						2,705,445,335

End of Investments.

At 12/31/12, the tax basis cost of the fund’s investments was $14,583,787,592.

a	Credit-enhanced or liquidity-enhanced.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,385,529,351 or 16.4% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $169,325,400 or 1.2% of net assets.
†	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
*	Usually collateralized via common stocks, ETFs, corporate bonds or non-agency collateralized mortgage obligations or less frequently by Government Agency securities and/ or U.S. Treasury Securities.

CP —	Commercial paper
ETF —	Exchange traded fund
RAN —	Revenue anticipation note
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See financial notes 17

 Schwab Money Market Fund

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$11,878,342,257
Repurchase agreements, at cost and value	+	2,705,445,335

Total investments, at cost and value (Note 2a)		14,583,787,592
Receivables:
Interest		5,527,018
Prepaid expenses	+	138,799

Total assets		14,589,453,409

Liabilities

Payables:
Shareholder services fees		333,906
Accrued expenses	+	335,885

Total liabilities		669,791

Net Assets

Total assets		14,589,453,409
Total liabilities	−	669,791

Net assets		$14,588,783,618

Net Assets by Source
Capital received from investors		14,590,840,771
Net realized capital losses		(2,057,153)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$14,588,783,618		14,588,749,424		$1.00

18 See financial notes

 Schwab Money Market Fund

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$41,184,471

Expenses

Investment adviser and administrator fees		45,442,552
Shareholder service fees		57,523,403
Shareholder reports		692,309
Custodian fees		423,283
Portfolio accounting fees		395,743
Registration fees		229,212
Professional fees		93,732
Trustees’ fees		72,018
Transfer agent fees		16,835
Interest expense		3
Other expenses	+	318,193

Total expenses		105,207,283
Expense reduction by CSIM and its affiliates	−	65,464,219
Custody credits	−	615

Net expenses	−	39,742,449

Net investment income		1,442,022

Realized Gains (Losses)

Net realized gains on investments		24,150

Increase in net assets resulting from operations		$1,466,172

See financial notes 19

 Schwab Money Market Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$1,442,022	$1,393,031
Net realized gains	+	24,150	5,333

Increase in net assets from operations		1,466,172	1,398,364

Distributions to Shareholders

Distributions from net investment income		(1,442,022)	(1,393,031)

Transactions in Fund Shares*

Shares sold		36,470,455,791	40,196,707,570
Shares reinvested		1,332,814	1,278,478
Shares redeemed	+	(36,235,387,628)	(39,254,880,651)

Net transactions in fund shares		236,400,977	943,105,397

Net Assets

Beginning of period		14,352,358,491	13,409,247,761
Total increase	+	236,425,127	943,110,730

End of period		$14,588,783,618	$14,352,358,491

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

20 See financial notes

 Schwab Money Market Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Money Market Fund is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Money Market Fund offers one share class. Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

 21

 Schwab Money Market Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The levels associated with valuing the fund’s investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

22

 Schwab Money Market Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the fund’s financial statement disclosures.

3. Risk Factors:

Investment Risk. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

 23

 Schwab Money Market Fund

Financial Notes (continued)

3. Risk Factors (continued):

Counter-Party Risk. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when a fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, Fannie Mae (FNMA) and Freddie Mac (FHLMC) maintain only limited lines of credit with the U.S. Treasury. The Federal Home Loan Banks (FHLB) also only maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

24

 Schwab Money Market Fund

Financial Notes (continued)

3. Risk Factors (continued):

Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of these and other principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

CSIM and its affiliates have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.71%.

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. CSIM and its affiliates may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by the fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any net operating expense

 25

 Schwab Money Market Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab Money Market Fund	$47,297,540	$59,017,389	$57,327,681	$163,642,610

As of December 31, 2012, the fund had recoupable expenses expire in the amount of $26,653,803.

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:

As of December 31, 2012, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the fund had capital loss carryforwards of $2,057,153 available to offset future net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the fund had no capital losses deferred and had $24,150 capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

Current period distributions
Ordinary income	$1,442,022

Prior period distributions
Ordinary income	$1,393,031

26

 Schwab Money Market Fund

Financial Notes (continued)

7. Federal Income Taxes (continued):

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, no such reclassifications were required.

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the fund did not incur any interest or penalties.

8. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Fund (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

28

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 29

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

30

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 31

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

32

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 33

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
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Annual report dated December 31, 2012, enclosed.

Schwab Cash Reservestm

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Schwab Cash Reservestm

Annual Report
December 31, 2012

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc. (CSIM), I’d like to thank you for trusting us to help you meet your investment objectives, and for reading this important report concerning Schwab Cash Reserves. This fund is part of CSIM’s core investment solutions for investing in short-term money market securities, and is designed to provide investors with stability of capital, liquidity, and income.

For the 12 months ended December 31, 2012, interest rates on money market securities remained low. The Federal Reserve kept short-term interest rates at 0% to 0.25%, and maintained large-scale asset purchase programs such as “Operation Twist” that were engineered to hold down long-term interest rates. Overseas, concerns earlier this year regarding the euro zone’s sovereign debt crisis began to fade as European leaders passed legislation to try to resolve the situation, while the European Central Bank provided significant funds to banks at very low interest rates.

In other industry matters, money market fund reform was heavily debated in 2012, and discussions are expected to continue in 2013. Legislators and financial industry experts are exploring ways to continue providing safety and transparency for shareholders regarding these investment vehicles. As one of the largest retail providers of money market funds, we are committed to providing transparency that helps fund shareholders understand their investments.

For more information about Schwab Cash Reserves, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about this product by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

2 Schwab Cash Reserves

Fund Management

Linda Klingman, Managing Director and Head of Taxable Money Market Strategies, leads the portfolio management team of Schwab’s prime and government taxable money funds. Ms. Klingman is also responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 1990, Ms. Klingman was a senior money market trader with AIM Management, Inc. for five years. She has managed money market funds since 1988.

Mike Neitzke, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2001, Mr. Neitzke spent 10 years as a principal at Wells Capital Management, where he managed taxable money market funds, including SEC-registered and ERISA-qualified funds. Prior to that, he was a portfolio manager with Union Capital Advisors in Los Angeles. He has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Lin has been a portfolio manager with CSIM since 2006, and also worked in CSIM’s Fund Administration group for nearly four years, where he focused on security pricing and valuation of Schwab Funds. Prior to joining CSIM, he was a senior trader of the taxable money market funds at American Century Investments for three years.

Jonathan Roman, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Mr. Roman has been a portfolio manager with CSIM since 2010, and has held a number of positions at the firm since beginning his tenure in 2005. In 2009, he joined the Portfolio Management group as a Trader, and prior to that he worked in the Portfolio Operations and Analytics group providing trading support to the taxable money market desk.

Schwab Cash Reserves 3

Schwab Cash Reserves

Schwab Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity. To pursue its goal, the fund invests in high-quality, short-term money market investments issued by U.S. and foreign issuers. Examples of these securities include commercial paper, certificates of deposit, repurchase agreements, variable-rate debt securities, and obligations issued by the U.S. government or its agencies or instrumentalities.

Since December 2008, when the Federal Reserve first cut short-term interest rates to present-day levels, yields on money market securities have remained historically low—a trend that continued throughout the report period. As a result, and to help the fund maintain a positive net yield, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses during the report period.* For more information about the fund’s yield and other important characteristics, please review the charts and footnotes that follow this discussion.

Market Highlights. Early in the report period, investors remained wary of conditions in Europe, given the protracted nature of the sovereign debt crisis. This was magnified by concerns over a Greek default and increasing prospects of the proliferation of the crisis to other areas of the region. In response, investors turned to securities issued by entities in countries such as Canada and Australia, causing yields on those securities to fall. At the end of February, however, the European Central Bank (ECB) announced its second Longer-Term Refinancing Operation (LTRO) to help control the crisis, injecting liquidity into the banking system and assuaging investors to some degree.

The supply of taxable money market securities that the fund typically buys continued to decline, pressuring yields lower. Short-term Treasuries were an exception, with yields on these securities rising due in part to the Fed’s “Operation Twist” program. Under this program, the Fed sold short-term Treasury securities to buy longer-maturity bonds in an effort to reduce long-term interest rates. The additional short-term Treasury supply also helped to keep rates elevated on repurchase agreements and short-term government securities for much of the year.

Positioning and Strategies. The fund’s investment adviser focused on stability of capital and ensured robust liquidity amid the fluid market backdrop, strategically managing the portfolio as conditions evolved. During the first quarter of 2012, as a result of ongoing credit concerns, the fund’s exposure to Europe was reduced and weighted average maturities (WAMs) in the low to mid-30s were maintained. But with improved liquidity and market sentiment following the ECB’s LTRO announcement, the fund’s exposure to European institutions was increased. For example, the fund resumed investment in select institutions in France during October, after having eliminated exposure earlier in the year. Over the report period, the fund’s WAM was extended from 33 days to 45 days. The investment adviser continues to closely monitor events across Europe and will adjust portfolio exposures as conditions warrant.

As of 12/31/12:

 Portfolio Composition By Maturity1

% of investments

1-15 Days	39.9%
16-30 Days	13.1%
31-60 Days	16.3%
61-90 Days	16.1%
91-120 Days	4.4%
More than 120 Days	10.2%
Total	100.0%

 Statistics

Weighted Average Maturity[2]	45 Days
Credit Quality Of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type

% of investments

Commercial Paper
Asset Backed	12.0%
Financial Company	10.3%
Other	1.9%
Certificate Of Deposit	43.8%
Government Agency Debt	3.9%
Other Instrument	7.1%
Variable Rate Demand Note	0.8%
Other Note	3.0%
Repurchase Agreement
Government Agency	13.4%
Treasury	1.3%
Other	2.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Management views and portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, see financial note 4.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.

4 Schwab Cash Reserves

Performance and Fund Facts as of 12/31/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Cash Reserves
Sweep
Shares

Ticker Symbol	SWSXX
Minimum Initial Investment	*

Seven-Day Yield[1]	0.06%

Seven-Day Yield–Without Contractual Expense Limitation[2]	-0.02%

Seven-Day Effective Yield[1]	0.06%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. For additional details, see financial note 4.
[2]	Yield does not reflect the effect of the contractual expense limitation, but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.37% to the seven-day yield.

Schwab Cash Reserves 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2012 and held through December 31, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/12	at 12/31/12	7/1/12–12/31/12

Schwab Cash Reservestm
Actual Return	0.26%	$1,000	$1,000.30	$1.31
Hypothetical 5% Return	0.26%	$1,000	$1,023.83	$1.32

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.

6 Schwab Cash Reserves

Schwab Cash Reserves™

Financial Statements

Financial Highlights

	1/1/12–		1/1/11–		1/1/10–		1/1/09–		1/1/08–
	12/31/12		12/31/11		12/31/10		12/31/09		12/31/08

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00		1.00		1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	0.00	[1,2]	(0.00)[1]		—

Total from investment operations	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.02
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.00)[1]		(0.02)

Net asset value at end of period	1.00		1.00		1.00		1.00		1.00

Total return (%)	0.06		0.06		0.07		0.16		2.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.23	[3,4]	0.20	[3]	0.28	[3]	0.47	[3,5]	0.66 [6]
Gross operating expenses	0.70	[4]	0.71		0.71		0.74		0.73
Net investment income (loss)	0.06		0.06		0.07		0.16		2.33
Net assets, end of period ($ x 1,000,000)	37,498		34,077		32,419		31,720		29,253

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate.
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of gross operating expenses would have been 0.71%, if the State filing fee reimbursement had not been included. There was no impact on the ratio of net operating expenses. (See financial note 4)
5 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 7

 Schwab Cash Reserves

Portfolio Holdings as of December 31, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting the fund’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

71.5%	Fixed-Rate Obligations	26,806,387,368	26,806,387,368
11.3%	Variable-Rate Obligations	4,246,702,136	4,246,702,136
17.2%	Repurchase Agreements	6,433,555,790	6,433,555,790

100.0%	Total Investments	37,486,645,294	37,486,645,294
0.0%	Other Assets and Liabilities, Net		11,685,387

100.0%	Net Assets		37,498,330,681

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Fixed-Rate Obligations 71.5% of net assets

Asset Backed Commercial Paper 12.1%
Alpine Securitization Corp	a,b,c	0.46%		02/04/13	13,000,000	12,994,352

Atlantis One Funding Corp	a,b,c	0.53%		01/02/13	170,000,000	169,997,497
	a,b,c	0.53%		01/08/13	4,000,000	3,999,588
	a,b,c	0.27%		01/09/13	56,000,000	55,996,640
	a,b,c	0.52%		01/24/13	234,000,000	233,922,260
	a,b,c	0.50%		02/05/13	1,000,000	999,514
	a,b,c	0.50%		03/04/13	33,000,000	32,971,583
	a,b,c	0.41%		03/18/13	4,000,000	3,996,538
	a,b,c	0.39%		04/01/13	56,000,000	55,945,400
	a,b,c	0.41%		04/01/13	71,000,000	70,927,225
	a,b,c	0.31%		05/14/13	15,024,000	15,006,793

CAFCO, LLC	a,b,c	0.60%		02/22/13	7,000,000	6,993,933
	a,b,c	1.00%		03/04/13	179,000,000	178,691,722
	a,b,c	0.40%		03/21/13	60,000,000	59,947,333
	a,b,c	0.36%		03/22/13	65,000,000	64,948,000

Cancara Asset Securitisation, LLC	a,b,c	0.22%		01/02/13	21,000,000	20,999,872
	a,b,c	0.23%		01/16/13	2,000,000	1,999,808
	a,b,c	0.23%		01/17/13	4,000,000	3,999,591
	a,b,c	0.25%		01/18/13	45,000,000	44,994,688
	a,b,c	0.25%		02/05/13	12,000,000	11,997,083
	a,b,c	0.25%		02/11/13	21,000,000	20,994,021

Chariot Funding, LLC	a,b,c	0.24%		01/03/13	30,000,000	29,999,600
	a,b,c	0.24%		01/04/13	22,000,000	21,999,560
	a,b,c	0.25%		01/10/13	50,000,000	49,996,875
	a,b,c	0.25%		01/11/13	27,000,000	26,998,125
	a,b,c	0.25%		01/14/13	38,000,000	37,996,570
	a,b,c	0.23%		02/07/13	46,000,000	45,989,126
	a,b,c	0.22%		02/15/13	25,000,000	24,993,125
	a,b,c	0.22%		02/19/13	46,000,000	45,986,226
	a,b,c	0.33%		02/25/13	17,000,000	16,991,429

8 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.27%		03/04/13	94,000,000	93,956,290
	a,b,c	0.33%		03/06/13	24,000,000	23,985,920
	a,b,c	0.33%		03/07/13	19,000,000	18,988,679
	a,b,c	0.33%		03/08/13	4,000,000	3,997,580
	a,b,c	0.25%		03/19/13	25,000,000	24,986,632
	a,b,c	0.25%		03/20/13	35,000,000	34,981,041
	a,b,c	0.25%		03/21/13	38,000,000	37,979,153
	a,b,c	0.25%		04/05/13	34,000,000	33,977,806
	a,b,c	0.22%		04/11/13	10,000,000	9,993,889
	a,b,c	0.32%		06/10/13	14,000,000	13,980,089
	a,b,c	0.30%		06/14/13	37,000,000	36,949,433
	a,b,c	0.32%		06/17/13	94,000,000	93,860,462

Ciesco, LLC	a,b,c	1.00%		03/04/13	96,000,000	95,834,667
	a,b,c	0.37%		03/12/13	54,000,000	53,961,150
	a,b,c	0.37%		03/14/13	33,000,000	32,975,580
	a,b,c	0.40%		03/22/13	100,000,000	99,911,111

CRC Funding, LLC	a,b,c	1.01%		02/01/13	69,000,000	68,940,583
	a,b,c	0.37%		03/06/13	96,000,000	95,936,853
	a,b,c	0.38%		03/08/13	175,000,000	174,878,083
	a,b,c	0.36%		03/22/13	50,000,000	49,960,000

Crown Point Capital Company, LLC	a,b,c	0.35%		02/13/13	26,000,000	25,989,131
	a,b,c	0.35%		04/09/13	41,000,000	40,960,936

Fairway Finance Co, LLC	a,b,c	0.22%		02/26/13	16,000,000	15,994,524

Gemini Securitization Corp, LLC	a,b,c	0.28%		02/12/13	5,000,000	4,998,367

Gotham Funding Corp	a,b,c	0.25%		01/03/13	56,000,000	55,999,222
	a,b,c	0.21%		01/07/13	79,977,000	79,974,201
	a,b,c	0.20%		01/08/13	19,000,000	18,999,261
	a,b,c	0.20%		01/16/13	13,000,000	12,998,917

Govco, LLC	a,b,c	0.37%		02/19/13	50,000,000	49,974,820
	a,b,c	0.37%		02/21/13	50,000,000	49,973,792
	a,b,c	0.38%		03/08/13	1,000,000	999,303
	a,b,c	0.37%		03/21/13	132,000,000	131,892,823
	a,b,c	0.37%		03/25/13	32,000,000	31,972,702

Jupiter Securitization Corp	a,b,c	0.25%		01/07/13	34,000,000	33,998,583
	a,b,c	0.25%		01/10/13	50,000,000	49,996,875
	a,b,c	0.25%		01/14/13	26,000,000	25,997,653
	a,b,c	0.21%		02/14/13	44,000,000	43,988,707
	a,b,c	0.21%		02/15/13	42,000,000	41,988,975
	a,b,c	0.33%		02/22/13	46,094,000	46,072,029
	a,b,c	0.25%		03/19/13	53,000,000	52,971,660
	a,b,c	0.25%		03/20/13	32,000,000	31,982,667
	a,b,c	0.25%		04/01/13	17,000,000	16,989,375
	a,b,c	0.21%		04/02/13	30,000,000	29,984,075
	a,b,c	0.25%		05/02/13	21,000,000	20,982,354
	a,b,c	0.32%		05/13/13	20,000,000	19,976,533
	a,b,c	0.32%		06/18/13	60,000,000	59,910,400
	a,b,c	0.32%		06/21/13	62,000,000	61,905,760

Manhattan Asset Funding Capital Co, LLC	a,b,c	0.23%		01/09/13	15,000,000	14,999,233
	a,b,c	0.23%		01/17/13	30,000,000	29,996,933
	a,b,c	0.25%		02/13/13	47,000,000	46,985,965
	a,b,c	0.25%		02/22/13	54,000,000	53,980,500

Market Street Funding Corp	a,b,c	0.20%		01/04/13	65,000,000	64,998,917
	a,b,c	0.23%		01/07/13	31,000,000	30,998,812
	a,b,c	0.21%		01/08/13	25,000,000	24,998,979

See financial notes 9

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
	a,b,c	0.21%		01/09/13	47,000,000	46,997,807
	a,b,c	0.21%		01/15/13	15,000,000	14,998,775
	a,b,c	0.21%		02/05/13	3,000,000	2,999,388
	a,b,c	0.21%		02/06/13	23,000,000	22,995,170
	a,b,c	0.22%		02/26/13	123,040,000	122,997,893
	a,b,c	0.22%		03/11/13	25,000,000	24,989,458
	a,b,c	0.22%		03/12/13	3,000,000	2,998,717
	a,b,c	0.22%		03/13/13	6,000,000	5,997,397
	a,b,c	0.22%		03/15/13	7,000,000	6,996,877

MetLife Short Term Funding, LLC	a,b,c	0.40%		02/04/13	60,000,000	59,977,333
	a,b,c	0.40%		02/11/13	30,100,000	30,086,288
	a,b,c	0.40%		02/20/13	29,000,000	28,983,889
	a,b,c	0.32%		03/25/13	7,000,000	6,994,836

Nieuw Amsterdam Receivables Corp	a,b,c	0.27%		01/16/13	129,000,000	128,985,488
	a,b,c	0.19%		01/25/13	70,000,000	69,991,133

Sheffield Receivables Corp	a,b,c	0.22%		01/04/13	19,000,000	18,999,652
	a,b,c	0.25%		01/24/13	5,000,000	4,999,201
	a,b,c	0.25%		02/05/13	13,000,000	12,996,840
	a,b,c	0.25%		02/26/13	7,000,000	6,997,278

Thunder Bay Funding, LLC	a,b,c	0.33%		04/08/13	40,131,000	40,095,317

Victory Receivables Corp	a,b,c	0.23%		01/25/13	34,650,000	34,644,687
	a,b,c	0.23%		02/01/13	28,000,000	27,994,454

						4,521,459,940

Financial Company Commercial Paper 8.9%
Barclays US Funding Corp	a	0.40%		04/29/13	2,000,000	1,997,378

BNP Paribas Finance, Inc	a	0.36%		02/01/13	1,000,000	999,690

BNZ International Funding Ltd	a	0.22%		02/05/13	43,000,000	42,990,803
	a	0.23%		02/21/13	12,000,000	11,996,090

Commonwealth Bank of Australia	c	0.31%		02/01/13	87,000,000	86,976,401
	c	0.31%		02/04/13	50,000,000	49,985,361

General Electric Capital Corp		0.32%		01/28/13	6,000,000	5,998,560
		0.33%		01/29/13	10,000,000	9,997,433
		0.32%		02/20/13	28,000,000	27,987,556
		0.31%		02/26/13	1,000,000	999,518
		0.30%		03/04/13	184,000,000	183,904,933
		0.23%		03/05/13	53,000,000	52,978,667
		0.23%		03/07/13	352,000,000	351,853,822
		0.23%		03/27/13	14,000,000	13,992,397
		0.23%		04/11/13	107,000,000	106,931,639
		0.21%		04/26/13	103,000,000	102,930,904
		0.20%		05/02/13	78,000,000	77,947,567

HSBC Bank PLC	c	0.30%		04/01/13	79,000,000	78,940,750

HSBC USA, Inc
		0.27%		01/24/13	135,000,000	134,976,712
		0.26%		02/05/13	34,000,000	33,991,406
		0.25%		02/13/13	7,000,000	6,997,910

ING (U.S.) Funding, LLC	a	0.25%		01/16/13	200,000,000	199,979,583
	a	0.28%		02/01/13	242,000,000	241,941,651
	a	0.28%		02/05/13	1,000,000	999,728

10 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

JP Morgan Chase & Co		0.27%		01/04/13	58,000,000	57,998,695
		0.25%		01/11/13	100,000,000	99,993,056
		0.30%		04/02/13	43,000,000	42,967,392
		0.30%		05/07/13	4,000,000	3,995,800
		0.29%		06/03/13	17,000,000	16,979,047
		0.29%		06/11/13	4,000,000	3,994,812

Lloyds TSB Bank PLC		0.25%		01/04/13	7,000,000	6,999,857
		0.25%		01/08/13	216,000,000	215,989,500
		0.26%		03/26/13	4,000,000	3,997,574
		0.30%		04/02/13	16,500,000	16,487,487

Nationwide Building Society		0.34%		01/03/13	38,000,000	37,999,282
		0.45%		01/10/13	128,000,000	127,985,600
		0.38%		01/17/13	10,000,000	9,998,311

Nordea North America, Inc	a	0.34%		02/01/13	35,000,000	34,989,753
	a	0.36%		02/19/13	14,000,000	13,993,140
	a	0.35%		02/25/13	103,000,000	102,944,924
	a	0.35%		02/27/13	310,000,000	309,828,208

Rabobank USA Financial Corp	a	0.50%		02/01/13	9,000,000	8,996,125
	a	0.48%		02/05/13	2,000,000	1,999,067
		0.39%		04/01/13	50,000,000	49,951,250
	a	0.33%		04/15/13	23,000,000	22,978,073

RBS Holdings USA, Inc	a,c	0.45%		01/04/13	14,000,000	13,999,475
	a,c	0.44%		01/10/13	35,000,000	34,996,150

Skandinaviska Enskilda Banken AB		0.25%		01/22/13	9,000,000	8,998,687
		0.27%		03/01/13	8,000,000	7,996,460
		0.24%		04/04/13	32,000,000	31,980,160
		0.35%		06/05/13	8,700,000	8,686,890

State Street Corp		0.23%		01/09/13	92,000,000	91,995,298
		0.23%		03/05/13	3,000,000	2,998,793

Swedbank AB		0.35%		06/20/13	63,000,000	62,895,875

Westpac Banking Corp	c	0.40%		01/02/13	53,000,000	52,999,411

						3,336,910,611

Other Commercial Paper 1.9%
Coca-Cola Co	c	0.24%		03/05/13	102,000,000	101,957,160
	c	0.24%		03/06/13	80,000,000	79,965,867

Reckitt Benckiser Treasury Services PLC	a,c	0.64%		03/07/13	44,000,000	43,949,156
	a,c	0.64%		03/08/13	74,000,000	73,913,173
	a,c	0.52%		07/11/13	10,250,000	10,221,721
	a,c	0.52%		07/19/13	8,000,000	7,977,004

Toyota Motor Credit Corp	a	0.25%		02/27/13	35,000,000	34,986,146
	a	0.32%		03/11/13	115,000,000	114,929,467
	a	0.27%		03/13/13	75,000,000	74,960,063
	a	0.32%		03/18/13	163,000,000	162,889,884

						705,749,641

Certificate of Deposit 37.8%
Bank of Montreal		0.20%		01/02/13	138,000,000	138,000,000
		0.22%		02/05/13	210,000,000	210,000,000
		0.22%		02/08/13	161,000,000	161,000,000
		0.30%		03/01/13	73,000,000	73,000,000

See financial notes 11

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Bank of Nova Scotia
		0.21%		01/23/13	147,000,000	147,000,000
		0.22%		01/30/13	166,000,000	166,000,000
		0.22%		02/06/13	39,000,000	38,999,805
		0.22%		02/26/13	10,000,000	10,000,000

Bank of the West		0.38%		01/08/13	48,000,000	48,000,000
		0.33%		03/19/13	64,000,000	64,000,000
		0.33%		03/27/13	45,000,000	45,000,000

Bank of Tokyo Mitsubishi UFJ, Ltd
		0.56%		01/02/13	335,000,000	335,000,000
		0.50%		02/01/13	7,000,000	7,000,000
		0.25%		04/12/13	7,000,000	7,000,000
		0.34%		06/24/13	14,000,000	14,000,000
		0.34%		06/26/13	98,000,000	98,000,000
		0.33%		07/09/13	192,000,000	192,000,000

Barclays Bank PLC		0.65%		01/14/13	17,000,000	17,000,000
		0.25%		02/05/13	190,000,000	190,000,000
		0.74%		02/19/13	17,000,000	17,000,000
		0.74%		02/20/13	18,000,000	18,000,000
		0.69%		03/12/13	70,000,000	70,000,000
		0.67%		03/14/13	83,000,000	83,000,000
		0.44%		04/19/13	11,000,000	11,000,000
		0.40%		05/02/13	63,000,000	63,000,000
		0.40%		05/09/13	23,000,000	23,000,000
		0.45%		05/16/13	46,000,000	46,000,000
		0.47%		05/17/13	149,000,000	149,000,000
		0.45%		05/28/13	4,000,000	4,000,000

BNP Paribas		0.38%		02/04/13	176,000,000	176,000,000
		0.34%		03/13/13	225,000,000	225,000,000
		0.27%		03/25/13	93,000,000	93,000,000
		0.60%		06/03/13	36,000,000	36,000,000
		0.59%		06/07/13	64,000,000	64,000,000
		0.59%		06/10/13	221,000,000	221,000,000

Branch Banking & Trust Co		0.25%		02/01/13	104,000,000	104,000,000
		0.23%		02/28/13	103,000,000	103,000,000

Chase Bank USA, NA		0.20%		01/25/13	304,000,000	304,000,000
		0.20%		02/07/13	35,000,000	35,000,000
		0.20%		02/22/13	225,000,000	225,000,000
		0.22%		03/06/13	31,000,000	31,000,000
		0.25%		03/26/13	126,000,000	126,000,000

Commonwealth Bank of Australia		0.22%		01/07/13	7,000,000	7,000,000
		0.24%		01/22/13	132,000,000	132,000,000
		0.33%		02/08/13	36,000,000	36,000,000
		0.33%		02/11/13	113,000,000	113,000,000
		0.33%		02/12/13	240,000,000	240,000,000
		0.22%		03/05/13	10,000,000	10,000,000

Credit Suisse AG		0.50%		01/29/13	378,000,000	378,000,000
		0.39%		02/26/13	32,000,000	32,000,000
		0.32%		04/04/13	101,000,000	101,000,000
		0.33%		04/23/13	185,000,000	185,000,000
		0.33%		05/06/13	1,000,000	1,000,000

Deutsche Bank AG
		0.25%		01/30/13	122,000,000	122,000,000
		0.25%		02/14/13	162,000,000	162,000,000
		0.25%		02/15/13	28,000,000	28,000,000

12 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.26%		02/21/13	160,000,000	160,000,000
		0.45%		05/15/13	91,000,000	91,000,000
		0.46%		07/09/13	418,000,000	418,000,000

DNB Bank ASA		0.53%		01/03/13	138,000,000	138,000,000
		0.52%		01/08/13	4,000,000	4,000,000
		0.24%		02/07/13	45,000,000	44,999,769
		0.24%		02/15/13	4,000,000	4,000,000
		0.40%		02/19/13	30,000,000	30,000,000
		0.25%		03/05/13	143,000,000	143,000,000
		0.30%		05/13/13	69,000,000	69,000,000

HSBC Bank PLC		0.41%		01/10/13	126,000,000	126,000,000

JPMorgan Chase Bank, NA
		0.22%		03/12/13	319,000,000	319,000,000
		0.22%		03/14/13	250,000,000	250,000,000

Lloyds TSB Bank PLC		0.26%		01/28/13	53,000,000	53,000,000
		0.26%		03/25/13	224,000,000	224,000,000
		0.26%		04/08/13	56,000,000	56,000,000

Mitsubishi UFJ Trust & Banking Corp
		0.54%		01/07/13	197,000,000	197,000,000
		0.50%		01/18/13	6,000,000	6,000,000
		0.53%		02/07/13	85,000,000	85,000,000
		0.49%		03/05/13	21,000,000	21,000,000
		0.48%		03/06/13	40,000,000	40,000,000
		0.40%		04/02/13	13,000,000	13,000,000
		0.41%		04/02/13	12,000,000	12,000,000
		0.35%		05/08/13	1,000,000	1,000,000
		0.34%		06/19/13	212,000,000	212,000,000
		0.33%		07/02/13	11,000,000	11,000,000
		0.33%		07/10/13	23,000,000	23,000,000

Mizuho Corporate Bank Ltd		0.26%		01/28/13	10,000,000	10,000,000
		0.25%		02/15/13	99,000,000	99,000,000
		0.25%		02/28/13	15,000,000	15,000,000
		0.27%		03/20/13	30,000,000	30,000,000
		0.27%		03/21/13	2,000,000	2,000,000
		0.26%		03/25/13	26,000,000	26,000,000
		0.27%		03/26/13	197,000,000	197,000,000

National Australia Bank Ltd		0.41%		01/08/13	7,000,000	7,000,000
		0.22%		02/06/13	305,000,000	305,000,000
		0.36%		07/11/13	161,000,000	161,000,000
		0.34%		07/23/13	123,000,000	123,000,000
		0.35%		08/01/13	69,000,000	69,000,000

Nordea Bank Finland PLC		0.24%		02/14/13	248,000,000	248,000,000

Rabobank Nederland		0.51%		01/23/13	34,000,000	34,000,000
		0.48%		03/01/13	35,000,000	35,000,000
		0.37%		04/08/13	3,000,000	3,000,000
		0.36%		04/17/13	32,000,000	32,000,000
		0.31%		05/07/13	9,000,000	9,000,000
		0.30%		05/14/13	330,000,000	330,000,000
		0.30%		06/04/13	128,000,000	128,000,000

Skandinaviska Enskilda Banken AB		0.28%		03/06/13	60,000,000	60,000,000
		0.28%		03/08/13	75,000,000	75,000,000
		0.37%		06/03/13	5,000,000	5,000,000
		0.38%		06/14/13	58,000,000	58,000,000
		0.34%		06/20/13	74,000,000	74,000,000

See financial notes 13

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.34%		07/10/13	2,000,000	2,000,000

Societe Generale		0.38%		02/04/13	354,000,000	354,000,000
		0.68%		07/01/13	181,000,000	181,000,000

State Street Bank & Trust Company, NA		0.19%		01/15/13	74,000,000	74,000,000
		0.21%		03/12/13	141,000,000	141,000,000

Sumitomo Mitsui Banking Corp		0.51%		01/07/13	81,000,000	81,000,000
		0.49%		01/18/13	89,000,000	88,999,790
		0.47%		01/28/13	23,000,000	23,000,000
		0.47%		02/01/13	16,000,000	16,000,000
		0.46%		02/06/13	133,000,000	133,000,000
		0.25%		03/27/13	420,000,000	420,000,000
		0.26%		04/01/13	67,000,000	67,000,000
		0.26%		04/05/13	6,000,000	6,000,000
		0.35%		04/15/13	8,000,000	8,000,000
		0.35%		04/22/13	6,000,000	6,000,000
		0.35%		05/01/13	150,000,000	150,000,000
		0.34%		05/13/13	6,000,000	6,000,000
		0.34%		05/15/13	29,000,000	29,000,000
		0.34%		05/20/13	11,000,000	11,000,000
		0.34%		05/21/13	43,000,000	43,000,000
		0.34%		06/05/13	13,000,000	13,000,000
		0.34%		06/06/13	93,000,000	93,000,000

Sumitomo Mitsui Trust Bank Ltd		0.32%		01/02/13	20,000,000	20,000,000
		0.29%		01/25/13	158,000,000	158,000,000
		0.26%		02/04/13	5,000,000	5,000,000
		0.27%		03/14/13	16,000,000	16,000,000
		0.27%		04/12/13	17,000,000	17,000,000

Svenska Handelsbanken AB		0.24%		01/17/13	15,000,000	15,000,000
		0.23%		01/23/13	128,000,000	128,000,000
		0.24%		02/14/13	217,000,000	217,000,000
		0.24%		02/21/13	122,000,000	122,000,000
		0.23%		03/27/13	75,000,000	75,000,000

Swedbank AB		0.34%		06/20/13	56,000,000	56,000,000
		0.33%		07/10/13	29,000,000	29,000,000

Toronto-Dominion Bank		0.18%		01/04/13	5,000,000	5,000,000
		0.20%		01/16/13	117,000,000	116,999,513
		0.30%		01/25/13	83,000,000	83,000,000
		0.29%		02/08/13	260,000,000	260,000,000
		0.22%		02/15/13	8,000,000	8,000,000
		0.23%		03/05/13	8,000,000	8,000,000
		0.22%		03/11/13	8,000,000	8,000,000
		0.20%		04/29/13	120,000,000	120,000,000

UBS AG		0.42%		01/10/13	21,000,000	21,000,000

Union Bank, NA		0.24%		04/12/13	140,000,000	140,000,000

						14,194,998,877

Government Agency Debt 3.3%
Fannie Mae		0.09%		01/02/13	14,000,000	13,999,967
		0.12%		01/09/13	20,400,000	20,399,456
		0.08%		01/14/13	138,000,000	137,996,262
		0.10%		01/17/13	20,000,000	19,999,111
		0.14%		01/30/13	101,000,000	100,989,016

Federal Home Loan Bank		0.09%		01/02/13	53,000,000	52,999,875

14 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.08%		01/04/13	90,000,000	89,999,438
		0.10%		01/04/13	5,000,000	4,999,960
		0.11%		01/04/13	50,000,000	49,999,542
		0.12%		01/04/13	131,740,000	131,738,727
		0.11%		01/09/13	35,000,000	34,999,144
		0.13%		01/09/13	96,000,000	95,997,205
		0.09%		01/11/13	57,450,000	57,448,564
		0.10%		01/11/13	7,000,000	6,999,806
		0.11%		01/11/13	115,900,000	115,896,459
		0.12%		01/11/13	5,000,000	4,999,833
		0.08%		01/18/13	72,000,000	71,997,450
		0.10%		01/18/13	25,000,000	24,998,878
		0.11%		01/25/13	43,000,000	42,996,990
		0.08%		02/01/13	18,000,000	17,998,760
		0.06%		02/06/13	15,000,000	14,999,100
		0.09%		02/06/13	4,000,000	3,999,640
		0.07%		02/15/13	5,000,000	4,999,563

Freddie Mac		0.11%		01/03/13	52,817,000	52,816,677
		0.11%		01/07/13	36,000,000	35,999,340
		0.10%		01/09/13	22,000,000	21,999,536

						1,232,268,299

Other Instrument 7.1%
Australia & New Zealand Banking Group Ltd		0.08%		01/02/13	575,000,000	575,000,000
		0.20%		01/02/13	102,000,000	102,000,000
		0.19%		01/03/13	293,000,000	293,000,000
		0.12%		01/07/13	140,000,000	140,000,000
		0.19%		01/07/13	417,000,000	417,000,000

Bank of Nova Scotia		0.03%		01/02/13	400,000,000	400,000,000
		0.14%		01/02/13	57,000,000	57,000,000

Citibank, NA		0.20%		01/04/13	35,000,000	35,000,000

Royal Bank of Canada		0.05%		01/02/13	430,000,000	430,000,000
		0.13%		01/02/13	207,000,000	207,000,000

						2,656,000,000

Other Note 0.4%
Bank of America, NA		0.41%		01/02/13	159,000,000	159,000,000

Total Fixed-Rate Obligations
(Cost $26,806,387,368)						26,806,387,368

Variable-Rate Obligations 11.3% of net assets

Financial Company Commercial Paper 1.4%
JP Morgan Chase & Co		0.36%	01/22/13	02/21/13	109,000,000	109,000,000
		0.36%	01/02/13	03/01/13	200,000,000	200,000,000

Westpac Banking Corp	c	0.30%	01/04/13	02/04/13	50,000,000	50,000,000
	c	0.40%	01/07/13	02/07/13	152,000,000	152,000,000

						511,000,000

Certificate of Deposit 5.9%
Bank of Nova Scotia		0.29%	01/22/13	05/21/13	22,000,000	21,999,576
		0.46%	01/02/13	07/24/13	338,000,000	338,000,000

Canadian Imperial Bank of Commerce		0.42%	01/02/13	04/12/13	236,000,000	236,000,000

See financial notes 15

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
		0.38%	01/16/13	04/16/13	181,000,000	181,000,000
		0.30%	01/28/13	05/28/13	104,000,000	104,000,000

Sumitomo Mitsui Banking Corp		0.44%	01/02/13	02/04/13	116,000,000	116,000,000

Toronto-Dominion Bank		0.30%	01/22/13	04/22/13	222,000,000	222,000,000
		0.30%	01/22/13	05/20/13	334,000,000	334,000,000
		0.30%	01/28/13	05/28/13	58,000,000	58,000,000
		0.30%	01/29/13	05/29/13	165,000,000	165,000,000

Westpac Banking Corp		0.46%	01/11/13	07/11/13	360,000,000	360,000,000
		0.43%	01/23/13	08/23/13	83,000,000	83,000,000

						2,218,999,576

Government Agency Debt 0.6%
Freddie Mac		0.30%	01/10/13	11/08/13	220,000,000	220,000,000

Variable Rate Demand Note 0.8%
California
RAN 2012-2013 Series A1	a,c	0.14%		01/02/13	60,995,000	60,995,000

GFRE Holdings, LLC
Taxable Notes Series 2009A	a	0.21%		01/07/13	4,835,000	4,835,000

New York State HFA
Housing RB (2180 Broadway) Series 2011B	a	0.19%		01/07/13	5,450,000	5,450,000

Tenderfoot Seasonal Housing, LLC
Taxable Housing Facilities Revenue Notes Series 2000B	a	0.21%		01/07/13	3,000,000	3,000,000

Texas
TRAN Series 2012	a,c	0.14%		01/02/13	186,995,000	186,995,000
Veterans Housing Assistance Taxable Refunding Bonds Series 1994A2		0.26%		01/07/13	32,000,000	32,000,000
Veterans Land Taxable Refunding Bonds Series 2006A		0.26%		01/07/13	22,980,000	22,980,000

						316,255,000

Other Note 2.6%
JPMorgan Chase Bank, NA		0.39%	01/18/13	01/17/14	110,000,000	110,000,000
		0.33%	01/22/13	01/21/14	250,000,000	250,000,000

Royal Bank of Canada		0.40%	01/04/13	01/03/14	243,000,000	243,000,000

Wells Fargo Bank, NA		0.38%	03/22/13	01/23/14	275,000,000	275,000,000

Westpac Banking Corp	c	0.53%	01/28/13	01/28/14	100,000,000	100,000,000

Whistlejacket Capital, LLC	d,†	n/a	n/a	n/a	2,447,560	2,447,560

						980,447,560

Total Variable-Rate Obligations
(Cost $4,246,702,136)						4,246,702,136

16 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)

Repurchase Agreements 17.2% of net assets

Government Agency Repurchase Agreement 13.4%
Barclays Capital, Inc
Issued 12/12/12, repurchase date 01/14/13 (Collateralized by U.S. Government Agency Securities valued at $188,853,321, 2.00% - 6.20%, due 08/01/36 - 08/25/42)		0.18%		01/07/13	180,023,400	180,000,000

BNP Paribas Securities Corp
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $887,860,001, 3.00% - 3.50%, due 05/15/42 - 11/15/42)		0.18%		01/02/13	862,008,620	862,000,000

Credit Suisse Securities (USA), LLC
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $178,500,027, 3.00% - 6.00%, due 05/01/18 - 01/01/43)		0.16%		01/02/13	175,005,444	175,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $136,113,438, 0.00% , due 12/12/13)		0.22%		01/02/13	133,444,317	133,442,686
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency Securities valued at $51,003,402, 2.50% - 3.00%, due 07/01/27 - 12/01/42)		0.18%		01/04/13	50,001,750	50,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $176,464,072, 3.00% - 3.50%, due 11/01/42 - 01/01/43)		0.20%		01/07/13	173,006,728	173,000,000

Deutsche Bank Securities, Inc
Issued 11/30/12, repurchase date 03/01/13 (Collateralized by U.S. Government Agency Securities valued at $166,501,226, 2.75% - 7.00%, due 11/16/37 - 11/25/42)		0.21%		01/07/13	160,035,467	160,000,000
Issued 12/03/12, repurchase date 03/04/13 (Collateralized by U.S. Government Agency Securities valued at $519,908,507, 0.71% - 7.00%, due 10/15/24 - 10/15/53)		0.21%		01/07/13	500,102,083	500,000,000
Issued 12/19/12, repurchase date 03/19/13 (Collateralized by U.S. Government Agency Securities valued at $130,367,456, 2.00% - 6.50%, due 09/25/32 - 07/16/47)		0.21%		01/07/13	125,013,854	125,000,000
Issued 11/16/12, repurchase date 01/15/13 (Collateralized by U.S. Government Agency Securities valued at $104,074,437, 3.00% - 6.50%, due 12/25/31 - 11/25/42)		0.22%		01/07/13	100,031,778	100,000,000
Issued 12/19/12, repurchase date 03/19/13 (Collateralized by U.S. Government Agency Securities valued at $62,532,390, 3.00% - 7.00%, due 09/25/32 - 11/25/42)		0.22%		01/07/13	60,006,967	60,000,000
Issued 11/20/12, repurchase date 02/19/13 (Collateralized by U.S. Government Agency Securities valued at $78,046,914, 3.00% - 7.00%, due 12/25/31 - 11/25/42)		0.23%		01/07/13	75,023,000	75,000,000
Issued 11/26/12, repurchase date 02/25/13 (Collateralized by U.S. Government Agency Securities valued at $337,869,213, 0.52% - 7.00%, due 09/15/25 - 11/25/42)		0.23%		01/07/13	325,087,208	325,000,000
Issued 11/08/12, repurchase date 01/08/13 (Collateralized by U.S. Government Agency Securities valued at $312,161,340, 2.00% - 6.50%, due 12/25/31 - 12/16/50)		0.25%		01/07/13	300,125,000	300,000,000
Issued 11/09/12, repurchase date 01/09/13 (Collateralized by U.S. Government Agency Securities valued at $31,211,172, 3.00% - 6.50%, due 08/25/31 - 11/25/42)		0.25%		01/07/13	30,012,292	30,000,000

Goldman Sachs & Co
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $176,518,759, 3.50% - 4.50%, due 11/20/24 - 11/20/42)		0.25%		01/02/13	168,115,439	168,113,104

See financial notes 17

 Schwab Cash Reserves

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Issued 12/27/12, repurchase date 01/03/13 (Collateralized by U.S. Government Agency Securities valued at $128,100,000, 3.50% - 4.50%, due 11/20/41 - 10/20/42)		0.22%		01/03/13	122,005,219	122,000,000
Issued 12/28/12, repurchase date 01/04/13 (Collateralized by U.S. Government Agency Securities valued at $68,250,000, 3.50% - 5.50%, due 03/15/26 - 12/20/42)		0.22%		01/04/13	65,002,781	65,000,000
Issued 12/31/12, repurchase date 01/07/13 (Collateralized by U.S. Government Agency Securities valued at $50,400,001, 3.00% - 5.00%, due 03/15/26 - 12/20/42)		0.22%		01/07/13	48,002,053	48,000,000

JP Morgan Securities, LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $206,000,000, 2.00% - 3.00%, due 04/20/38 - 11/01/42)		0.26%		01/02/13	200,002,889	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $389,340,000, 2.00% - 5.00%, due 08/25/25 - 06/16/43)		0.15%		01/02/13	378,011,025	378,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $659,200,000, 0.46% - 9.50%, due 02/15/14 - 10/15/47)		0.18%		01/02/13	640,006,400	640,000,000

UBS Securities LLC
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Government Agency Securities valued at $153,000,000, 4.00% - 4.50%, due 12/01/39 - 02/01/42)		0.25%		01/02/13	150,002,083	150,000,000

						5,019,555,790

Treasury Repurchase Agreement 1.3%
Barclays Capital, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $102,000,071, 2.75%, due 10/31/13)		0.20%		01/02/13	100,001,111	100,000,000
Issued 12/19/12, repurchase date 01/03/13 (Collateralized by U.S. Treasury Securities valued at $134,640,058, 0.13% - 11.25%, due 07/31/14 - 12/31/18)		0.12%		01/03/13	132,006,600	132,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $112,200,029, 0.25%, due 09/30/14)		0.15%		01/02/13	110,000,917	110,000,000

Goldman Sachs & Co
Issued 12/26/12, repurchase date 01/02/13 (Collateralized by U.S. Treasury Securities valued at $153,000,091, 1.50%, due 07/31/16)		0.15%		01/02/13	150,004,375	150,000,000

						492,000,000

Other Repurchase Agreement* 2.5%
BNP Paribas Securities Corp
Issued 12/06/12, repurchase date 01/07/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $22,116,808, 0.79% - 7.63%, due 03/15/14 - 08/15/36)		0.31%		01/07/13	21,005,787	21,000,000
Issued 12/21/12, repurchase date 01/28/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $18,900,000, 0.88% - 9.95%, due 01/15/13 - 09/01/67)		0.31%		01/07/13	18,002,635	18,000,000

18 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity	Date	($)	($)
Issued 12/31/12, repurchase date 01/30/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $42,000,001, 1.10% - 5.13%, due 05/01/13 - 09/15/21)		0.31%		01/07/13	40,002,411	40,000,000
Issued 12/17/12, repurchase date 01/17/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $26,250,001, 1.40% - 9.70%, due 05/30/14 - 12/29/49)		0.31%		01/07/13	25,004,521	25,000,000

Credit Suisse Securities (USA), LLC
Issued 12/07/12, repurchase date 03/22/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $249,550,668, 0.00% - 12.00%, due 02/01/15 - 03/12/51)	d	0.73%		03/22/13	217,462,029	217,000,000

Deutsche Bank Securities, Inc
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $42,000,000)		0.22%		01/02/13	40,000,489	40,000,000
Issued 12/31/12, repurchase date 01/02/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $42,000,000)		0.27%		01/02/13	40,000,600	40,000,000
Issued 11/26/12, repurchase date 03/11/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $132,171,430, 0.00% - 12.00%, due 06/15/13 - 12/31/99)		0.50%		01/07/13	117,068,250	117,000,000

Goldman Sachs & Co
Issued 12/13/12, repurchase date 04/02/13 (Collateralized by U.S. Government Agency Securities valued at $108,150,001, 2.26% - 5.00%, due 10/01/27 - 11/01/42)	d	0.46%		04/02/13	103,144,772	103,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc
Issued 12/14/12, repurchase date 04/01/13 (Collateralized by common stocks, ETFs, corporate bonds, or non-agency collateralized mortgage obligations valued at $322,107,312, 0.00% - 15.00%, due 01/15/13 - 05/25/99)		0.55%		01/07/13	301,110,367	301,000,000

						922,000,000

Total Repurchase Agreements
(Cost $6,433,555,790)						6,433,555,790

End of Investments.

At 12/31/2012, the tax basis cost of the fund’s investments was $37,486,645,294.

a	Credit-enhanced or liquidity-enhanced.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,707,331,569 or 15.2% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $322,447,560 or 0.9% of net assets.
†	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (April 29, 2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
*	Usually collateralized via common stocks, ETFs, corporate bonds or non-agency collateralized mortgage obligations or less frequently by Government Agency securities and/ or U.S. Treasury Securities.

See financial notes 19

 Schwab Cash Reserves

Portfolio Holdings continued

ETF —	Exchange traded fund
HFA —	Housing finance agency/authority
RAN —	Revenue anticipation note
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note

At December 31, 2012, all of the fund’s investment securities were classified as Level 2. The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2012. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings. (See financial note 2(a) for additional information)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20 See financial notes

 Schwab Cash Reserves

Statement of
Assets and Liabilities
As of December 31, 2012

Assets

Investments, at cost and value		$31,053,089,504
Repurchase agreements, at cost and value	+	6,433,555,790

Total investments, at cost and value (Note 2a)		37,486,645,294
Cash		1
Receivables:
Interest		12,483,591
Prepaid expenses	+	334,652

Total assets		37,499,463,538

Liabilities

Payables:
Shareholder services fees		741,271
Distributions to shareholders		50
Accrued expenses	+	391,536

Total liabilities		1,132,857

Net Assets

Total assets		37,499,463,538
Total liabilities	−	1,132,857

Net assets		$37,498,330,681

Net Assets by Source
Capital received from investors		37,499,948,043
Net realized capital losses		(1,617,362)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$37,498,330,681		37,498,268,602		$1.00

See financial notes 21

 Schwab Cash Reserves

Statement of
Operations
For January 1, 2012 through December 31, 2012

Investment Income

Interest		$99,097,123

Expenses

Investment adviser and administrator fees		101,467,931
Shareholder service fees		138,026,564
Custodian fees		1,009,947
Portfolio accounting fees		814,002
Shareholder reports		642,490
Registration fees		488,365
Professional fees		194,170
Trustees’ fees		131,896
Transfer agent fees		19,387
Interest expense		18
State filing fee reimbursement (Note 4)		(1,022,022)
Other expenses	+	753,391

Total expenses		242,526,139
Expense reduction by CSIM and its affiliates[1]	−	164,320,928
Custody credits	−	1,574

Net expenses	−	78,203,637

Net investment income		20,893,486

Realized Gains (Losses)

Net realized gains on investments		57,088

Increase in net assets resulting from operations		$20,950,574

[1]	Expense reduction by CSIM and its affiliates was decreased by a payment to adviser for state registration fees of $1,022,022. See financial note 4 for additional information.

22 See financial notes

 Schwab Cash Reserves

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/12-12/31/12			1/1/11-12/31/11
Net investment income		$20,893,486	$20,685,419
Net realized gains	+	57,088	4,990

Increase in net assets from operations		20,950,574	20,690,409

Distributions to Shareholders

Distributions from net investment income		(20,893,486)	(20,685,419)

Transactions in Fund Shares*

Shares sold		80,218,355,702	88,347,459,021
Shares reinvested		20,682,136	20,432,360
Shares redeemed	+	(76,818,125,595)	(86,709,924,620)

Net transactions in fund shares		3,420,912,243	1,657,966,761

Net Assets

Beginning of period		34,077,361,350	32,419,389,599
Total increase	+	3,420,969,331	1,657,971,751

End of period		$37,498,330,681	$34,077,361,350

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 23

 Schwab Cash Reserves

Financial Notes

1. Business Structure of the Fund:

Schwab Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Investor Money Fund
Schwab Money Market Fund	Schwab Municipal Money Fund
Schwab Government Money Fund	Schwab AMT Tax-Free Money Fund
Schwab U.S. Treasury Money Fund	Schwab California Municipal Money Fund
Schwab Treasury Obligations Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Cash Reserves offers one share class. Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be fair valued as determined in accordance with procedures adopted by the Board. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

24

 Schwab Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The levels associated with valuing the fund’s investments as of December 31, 2012 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject a fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that a fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with multi-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery Transactions: The fund may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The fund will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 25

 Schwab Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

(k) New Accounting Pronouncements:

In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of offset and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the fund’s financial statement disclosures.

3. Risk Factors:

Investment Risk. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

26

 Schwab Cash Reserves

Financial Notes (continued)

3. Risk Factors (continued):

Counter-Party Risk. When a fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when a fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counterparty will not repurchase the security.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to otherwise honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, Fannie Mae (FNMA) and Freddie Mac (FHLMC) maintain only limited lines of credit with the U.S. Treasury. The Federal Home Loan Banks (FHLB) also only maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers or securities with credit or liquidity enhancements provided by foreign entities may involve certain risks that are greater than those associated with investments in securities of U.S. issuers or securities with credit or liquidity enhancements provided by U.S. entities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, sovereign risk, or the risk that a government may become unwilling or unable to meet its loan obligations or guarantees, could increase the credit risk of financial institutions connected to that particular country.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation and performance of a fund.

 27

 Schwab Cash Reserves

Financial Notes (continued)

3. Risk Factors (continued):

Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of these and other principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Contractual Expense Limitation

CSIM and its affiliates have made an additional agreement (“expense limitation”) with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board, to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.66%.

In addition, effective January 1, 2012 through December 31, 2012, CSIM and its affiliates agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, CSIM and its affiliates also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. CSIM and its affiliates may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by the fund to CSIM and its affiliates are considered “non-routine expenses” and are not subject to any net operating expense

28

 Schwab Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. There were no prior year amounts recaptured. As of December 31, 2012, the balance of recoupable expenses is as follows:

	Expiration Date
	December 31, 2013	December 31, 2014	December 31, 2015	Total

Schwab Cash Reserves	$109,025,081	$138,970,477	$137,461,313	$385,456,871

As of December 31, 2012, the fund had recoupable expenses expire in the amount of $55,069,426.

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended December 31, 2012, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

During the period, the Schwab Cash Reserves received a payment of $1,022,022, related to state filing fees resulting from revised fee calculation methodologies being applied on sales of the fund’s shares in prior periods. This payment is presented in the fund’s Statement of Operations as “State filing fee reimbursement”.

All or a portion of the state filing fees were previously borne by CSIM through a waiver of CSIM’s management fee. As this expense was previously waived, the payments received during the period had the effect of decreasing the total “Expense reduction by CSIM and its affiliates” in the fund’s Statement of Operations. The current net operating expense ratio was not impacted by this payment.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Federal Income Taxes:

As of December 31, 2012, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2012, the fund had capital loss carryforwards of $1,617,362 available to offset future net capital gains before the expiration date of December 31, 2017.

 29

 Schwab Cash Reserves

Financial Notes (continued)

7. Federal Income Taxes (continued):

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2012, the fund had no capital losses deferred and had $57,088 capital losses utilized.

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

Current period distributions
Ordinary income	$20,893,486

Prior period distributions
Ordinary income	$20,685,419

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2012, no such reclassifications were required.

As of December 31, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2012, the fund did not incur any interest or penalties.

8. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 15, 2013

 31

Trustees and Officers

The tables below give information about the trustees and officers of The Charles Schwab Family of Funds, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 94 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	77	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	77	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	77	Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Ditech Networks Corporation (1997 – Jan. 2012)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Private Investor.	77	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	77	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

32

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	77	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	77	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	77	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	94	None

 33

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer (Dec. 2010 – present) and Chief Investment Officer (Dec. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies, State Street Research (August 2003 – Jan. 2005).

David Lekich 1964 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 2011.)	Senior Vice President, Charles Schwab & Co., Inc., (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary, Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab. In addition to their employment with Schwab, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation, the parent company of Schwab and the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

34

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc., and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

section 3(c)(7) securities Section 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

 35

weighted average life (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

weighted average maturity (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio, or the date the interest rate on those securities is reset, or the date those securities can be redeemed through demand, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 60 days.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

36

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2012 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company* Index Fund
Schwab Fundamental US Small Company* Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small Company Index Fund
Schwab Fundamental Emerging Markets* Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL COMPANY, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR31381-08
00093389

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees

2012: $433,879 2011: $409,464

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2012: $33,857     2011: $31,077
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2012: $38,675     2011: $35,347
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:
     2012: $5,714     2011: $5,480

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2012: $78,246          2011: $71,904
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Charles Schwab Family of Funds

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer
Date: 2/15/13
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer
Date: 2/15/13

By:	/s/ George Pereira_
George Pereira
Principal Financial Officer
Date: 2/15/13